UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

Filed by the Registrant  ☒                                 Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

INTELIQUENT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share, of Inteliquent, Inc. (the “Inteliquent common stock”)
(2)

Aggregate number of securities to which transaction applies:

As of November 29, 2016, 34,123,627 shares of Inteliquent common stock, 1,040,119 shares of Inteliquent common stock issuable upon the exercise of stock options, 372,416 restricted shares of Inteliquent common stock and 264,140 shares of Inteliquent common stock issuable upon vesting and settlement of performance stock units assuming maximum achievement of the applicable performance goals.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined based upon the sum of: (A) 34,123,627 shares of Inteliquent common stock multiplied by $23.00 per share; (B) options to purchase 1,040,119 shares of Inteliquent common stock with exercise prices less than $23.00 per share multiplied by $8.00 (which is the difference between $23.00 and the weighted average exercise price of $15.00 per share); (C) 372,416 restricted shares of Inteliquent common stock multiplied by $23.00 per share; and (D) 264,140 shares of Inteliquent common stock issuable upon vesting and settlement of performance stock units assuming maximum achievement of the applicable performance goals multiplied by $23.00 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by 0.0001159.

	(4)	Proposed maximum aggregate value of transaction: $807,805,161.00
	(5)	Total fee paid: $93,624.62

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED DECEMBER 2, 2016

550 West Adams Street, Suite 900

Chicago, Illinois 60661

(312) 384-8000

Dear Inteliquent Stockholders:

You are cordially invited to attend a special meeting of the stockholders of Inteliquent, Inc., a Delaware corporation (“Inteliquent,” the “Company,” “we,” “our” or “us”), which will be held at the [    ], on [    ] at Central Standard Time.

At the special meeting, holders of our common stock, par value $0.001 per share (the “common stock”), will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of November 2, 2016, by and among Onvoy, LLC, a Minnesota limited liability company (“Parent”), Onvoy Igloo Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, relating to the proposed acquisition of the Company by Parent. Parent and Merger Sub are affiliates of the private equity investment firm GTCR, LLC (“GTCR”). Pursuant to the merger agreement, Merger Sub will be merged with and into the Company (the “merger”) with the Company surviving the merger as a wholly-owned subsidiary of Parent, and each share of common stock issued and outstanding immediately prior to the effective time of the merger (other than shares held by the Company, Parent, Merger Sub and shares held by stockholders who demand appraisal of their shares of common stock, do not vote in favor of adopting the merger agreement and are otherwise entitled to and properly exercise their appraisal rights under Delaware law) will be converted at the effective time of the merger into the right to receive $23.00 in cash, without interest and less any applicable withholding taxes.

The Board of Directors of the Company (the “Board”) has unanimously approved the merger agreement and determined that the merger and the merger agreement are advisable, fair to, and in the best interests of the Company and its stockholders. The Board unanimously recommends that the stockholders of the Company vote “FOR” the proposal to adopt the merger agreement, “FOR” the advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger and “FOR” the proposal to approve one or more adjournments of the special meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

The enclosed proxy statement describes the merger agreement and the merger and provides specific information concerning the special meeting. In addition, you may obtain information about us from documents filed with the Securities and Exchange Commission. We urge you to, and you should, read the entire proxy statement carefully, including the appendices, as it sets forth the details of the merger agreement and other important information related to the merger.

Your vote is very important. The merger cannot be completed unless stockholders holding at least a majority of the outstanding shares of common stock entitled to vote thereon affirmatively vote in favor of the proposal to adopt the merger agreement. If you fail to vote “FOR” the adoption of the merger agreement, the effect will be the same as a vote “AGAINST” the adoption of the merger agreement.

While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the special meeting or may wish to have their shares voted by proxy even if they are able to attend. Accordingly, we have enclosed a proxy card that will enable your shares to be voted on the matters to be considered at the special meeting regardless of whether you are able to attend. If you desire your shares to be voted in accordance with the Board’s recommendation, you need only sign, date and return the proxy card in the enclosed postage-paid envelope. Otherwise, please mark the proxy card to indicate your voting instructions; date and sign the proxy card; and return it in the enclosed postage-paid envelope. You also may submit your proxy by using a toll-free telephone number or the Internet. We have provided instructions on the proxy card for using these convenient services. Submitting a proxy will ensure that your shares of Inteliquent common stock are represented at the special meeting, but will not prevent you from submitting a subsequent proxy to change your voting instructions or from voting your shares in person if you subsequently choose to attend the special meeting.

If you hold your shares in “street name” through a brokerage firm, bank, trust or other nominee, you should follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct your brokerage firm, bank, trust or other nominee to vote your shares. Without following those instructions or obtaining a legal proxy to vote your shares through your brokerage firm, bank, trust or other nominee, your shares will not be voted, which will have the same effect as voting against the proposal to adopt the merger agreement.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Georgeson LLC, toll free at (866) 296-5716.

Thank you for your continued support.

Very truly yours,

Matthew Carter, Jr.

President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement is dated [    ] and is first being mailed to stockholders on or about [    ].

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED DECEMBER 2, 2016

550 West Adams Street, Suite 900

Chicago, Illinois 60661

(312) 384-8000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [    ]

To Inteliquent Stockholders:

A special meeting of the stockholders (the “stockholders meeting”) of Inteliquent, Inc., a Delaware corporation (“Inteliquent,” the “Company,” “we,” “our” or “us”), will be held on [        ], at [        ], Central Standard Time, at [        ], for the following purposes:

1. To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of November 2, 2016, by and among Onvoy, LLC, a Minnesota limited liability company (“Parent”), Onvoy Igloo Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company. Parent and Merger Sub are affiliates of the private equity investment firm GTCR, LLC (“GTCR”). Pursuant to the terms of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”) with the Company surviving the merger as a wholly-owned subsidiary of Parent;

2. To approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger;

3. To consider and vote on a proposal to approve one or more adjournments of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement; and

4. To transact such other business as may properly come before the stockholders meeting or any adjournment or postponement of the stockholders meeting.

Our board of directors (the “Board”) has fixed the close of business on [        ] as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the stockholders meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the stockholders meeting and at any adjournment or postponement of that meeting (unless the Board fixes a new record date for stockholders entitled to receive notice of, and to vote at, any adjournment or postponement of the stockholders meeting in accordance with the merger agreement and the bylaws of the Company). Each stockholder is entitled to one vote for each share of Inteliquent common stock held by such stockholder on the record date.

The Board has unanimously approved the merger agreement and determined that the merger and the merger agreement are advisable, fair to and in the best interests of the Company and its stockholders. The Board unanimously recommends that the Inteliquent stockholders vote “FOR” the proposal to adopt the merger agreement, “FOR” the advisory and non-binding proposal to approve specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to approve one or more adjournments of the stockholders meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

Whether or not you plan to attend the stockholders meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy electronically over the Internet or by telephone to ensure that your shares of Inteliquent common stock are represented at the stockholders meeting. If you attend the stockholders meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, brokerage firm, trust or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, brokerage firm, trust or other nominee. Your bank, brokerage firm, trust or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions, which would have the same effect as a vote against the proposal to adopt the merger agreement.

By Order of the Board of Directors,

Richard L. Monto
General Counsel, Senior Vice President and Corporate Secretary

YOUR VOTE IS IMPORTANT

Whether or not you are able to attend the stockholders meeting in person, please follow the instructions included on the enclosed proxy card and submit your proxy over the Internet or by telephone, or complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided as soon as possible. If you have Internet access, we encourage you to submit your proxy over the Internet. Submitting a proxy over the Internet, by telephone or by mail will not limit your right to vote in person at the stockholders meeting. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the proposal to adopt the merger agreement, the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the stockholders meeting. If you fail to submit a proxy over the Internet, by telephone or by mail and otherwise fail to cast your vote in person, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement and, assuming a quorum is present, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the stockholders meeting. If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the stockholders meeting.

ADDITIONAL INFORMATION

For additional information about the merger, assistance in submitting proxies or voting shares of Inteliquent common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Stockholders, Banks and Brokers may call toll free: (866) 296-5716

If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also contact your brokerage firm, bank, trust or other nominee for additional information.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON [    ].

The proxy statement is available in the “Investors” section of the Company’s website at www.inteliquent.com under “Financials & Filings.” The information contained on, or accessible through, the Company’s website is not incorporated in, and does not form a part of, the proxy statement or any other report or document filed by or furnished to the SEC by the Company.

SUMMARY TERM SHEET

The following summary highlights information in this proxy statement related to the merger of Onvoy Igloo Merger Sub, Inc. with and into Inteliquent, Inc. (the “merger”) and may not contain all the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

In this proxy statement, the terms “we,” “us,” “our,” the “Company,” and “Inteliquent” refer to Inteliquent, Inc., the term “Parent” refers to Onvoy, LLC, the term “Merger Sub” refers to Onvoy Igloo Merger Sub, Inc., and the term “merger agreement” refers to the Agreement and Plan of Merger, dated as of November 2, 2016, by and among Parent, Merger Sub and the Company, as such agreement may be amended from time to time.

Parties Involved in the Merger (Page 28)

Inteliquent, Inc. Inteliquent is a premier interconnection partner for communication service providers of all types. As the nation’s highest quality provider of voice and messaging interconnection services, Inteliquent is used by nearly all national and regional wireless carriers, cable companies, and competitive local exchange carriers in the markets it serves, and its network carries approximately 21 billion minutes of traffic per month. With the recent launch of its Omni IQsm solution, Inteliquent is now also fully dedicated to supporting the growing market of next generation service providers. Inteliquent’s common stock is listed on the NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “IQNT.”

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

GTCR LLC. Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the financial services and technology, healthcare, technology, media and telecommunications and growth business services industries. The Chicago-based firm pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through transformational acquisitions and organic growth. Since its inception, GTCR has invested more than $12 billion in over 200 companies. Parent and Merger Sub are affiliates of GTCR.

GTCR LLC

300 N. LaSalle St.

Chicago, IL 60654

Onvoy, LLC Parent is a leading communications enabler offering voice, messaging and mobility solutions supported by its nationwide carrier-grade network. Committed to empowering customers with the solutions they need to enable global communications across various applications in a continuously changing environment, Parent employs state of the art technology and provides customers control of their core communications infrastructure via carrier platforms and application programming interfaces. These interfaces allow customers to build, provision and support more innovative and integrated communication services without adding equipment or support staff – meaning faster speed to market and higher margins.

Onvoy, LLC

10300 6th Ave. N.

Plymouth, MN 55441

Onvoy Igloo Merger Sub, Inc. Merger Sub is a wholly-owned subsidiary of Parent, and was formed on October 26, 2016, solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business except for activities incidental to its incorporation and in connection with the transactions contemplated by the merger agreement and arranging of the financing in connection with the merger.

Onvoy Igloo Merger Sub, Inc.

c/o GTCR LLC

300 N. LaSalle St.

Chicago, IL 60654

The Stockholders Meeting (Page 20)

Date, Time and Place. The stockholders meeting will be held on [    ], starting at [    ] , Central Standard Time, at [    ].

Purpose. At the stockholders meeting, you will be asked to consider and vote upon (1) a proposal to adopt the merger agreement, (2) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger, (3) a proposal to approve one or more adjournments of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement and (4) such other business as may properly come before the stockholders meeting or any adjournments or postponements of the stockholders meeting. We are currently not aware of any other business to come before the stockholders meeting.

Record Date and Quorum. You are entitled to vote at the stockholders meeting if you owned shares of common stock, par value $0.001 per share, of the Company (the “Inteliquent common stock”) at the close of business on [    ], the record date for determining the stockholders entitled to notice of and to vote at the stockholders meeting. You will have one vote for each share of Inteliquent common stock that you owned on the record date. As of [    ], there were [    ] shares of Inteliquent common stock issued and outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares of Inteliquent common stock entitled to vote, present in person or represented by proxy will constitute a quorum for the purpose of the stockholders meeting. In the event that a quorum is not present at the stockholders meeting, the meeting may be postponed or adjourned pursuant to the terms of the merger agreement and the bylaws of the Company.

Voting and Proxies. Any stockholder of record entitled to vote at the stockholders meeting may submit a proxy by telephone, over the Internet or by returning the enclosed proxy card by mail. Stockholders of record entitled to vote may also vote in person at the stockholders meeting. If you intend to submit your proxy by telephone or over the Internet, you must do so no later than the date and time indicated on the enclosed proxy card. Even if you plan to attend the stockholders meeting, to ensure that your shares are voted, please submit a proxy to vote your shares by completing, signing, dating and returning the enclosed proxy card or by using the telephone number printed on your proxy card or by using the Internet voting instructions printed on your proxy card.

If you submit your proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the proposal to approve the advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger and “FOR” the adjournment proposal.

If any of your shares of Inteliquent common stock are held in “street name,” you should instruct your brokerage firm, bank, trust or other nominee on how to vote such shares of common stock by following the instructions provided by your brokerage firm, bank, trust or other nominee. If any of your shares of Inteliquent common stock are held in “street name,” you must obtain a legal proxy from such nominee in order to vote such shares in person at the stockholders meeting. If you fail to provide your nominee with instructions on how to vote your shares of Inteliquent common stock held in “street name,” your nominee will not be able to vote such shares at the stockholders meeting.

Vote Required. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Inteliquent common stock entitled to vote thereon. If you abstain from voting, fail to submit a proxy over the Internet, by telephone or by mail and also fail to cast your vote in person, or, with respect to shares you hold in “street name,” fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

The approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and, if a quorum is present, the approval of the proposal to adjourn the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement, require the affirmative vote of a majority of the shares present in person or represented by proxy at the stockholders meeting and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the stockholders meeting requires the affirmative vote of the holders of a majority the shares present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the stockholders meeting. If you fail to submit a proxy over the Internet, by telephone or by mail and also fail to vote in person, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the stockholders meeting, assuming a quorum is present.

A list of the Inteliquent stockholders entitled to vote at the stockholders meeting will be available for inspection at the stockholders meeting and at 550 West Adams Street, Suite 900, Chicago, IL 60661, during ordinary business hours, for ten days prior to the stockholders meeting.

Revocability of Proxy. Any holder of record of Inteliquent common stock may revoke his, her or its proxy at any time before it is voted at the stockholders meeting by any of the following actions:

•	delivering to the Company’s secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	attending the stockholders meeting and voting such stockholder’s shares in person (your attendance at the meeting will not, by itself, revoke your proxy, you must vote in person at the meeting);

•	signing and delivering a new proxy relating to the same shares of Inteliquent common stock and bearing a later date; or

•	submitting a new proxy by telephone or over the Internet by the date and time indicated on the applicable proxy card(s).

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

(312) 384-8000

Attn: Richard L. Monto, General Counsel,

Senior Vice President and Corporate Secretary

If you are a “street name” holder of Inteliquent common stock, you may change your voting instructions by submitting new voting instructions to your brokerage firm, bank, trust or other nominee in accordance with the instructions provided by your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your prior voting instructions.

The Merger (Page 29)

The merger agreement provides that at the effective time of the merger, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the “surviving corporation”) in the merger as a wholly-owned subsidiary of Parent.

If the merger is completed, each share of Inteliquent common stock issued and outstanding immediately before the effective time of the merger (other than (i) shares held in the Company’s treasury, held by Parent or held by any subsidiary of the Company or Parent and (ii) shares as to which appraisal rights have been properly demanded and perfected in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) will be automatically converted into the right to receive $23.00 in cash, without interest and less applicable withholding taxes (such amount, the “merger consideration”).

The merger consideration of $23.00 per share to be received by Inteliquent stockholders represents:

•	a 37% premium over the closing price of Inteliquent common stock on November 1, 2016 (the last trading day prior to the public announcement of the merger agreement);

•	a 25% premium over the six-month average closing price of Inteliquent common stock as of November 1, 2016; and

•	a 30% premium over the 90-day average closing price of Inteliquent common stock as of November 1, 2016.

The closing sale price of a share of Inteliquent common stock on NASDAQ on [        ] 2016 was $[        ]. You are encouraged to obtain current market quotations for Inteliquent common stock in connection with voting your shares.

Upon completion of the merger, shares of Inteliquent common stock will no longer be listed on any stock exchange or quotation system and will only represent the right to receive the merger consideration (or if you are entitled to and have properly demanded appraisal of your shares in accordance with Section 262 of the DGCL, the fair value of your shares, together with interest, if any, on the amount determined to be the fair value, subject to Section 262 of the DGCL, as determined by the Delaware Court of Chancery). You will not own any shares of the surviving corporation. The merger agreement is attached as Annex A to this proxy statement. Please read it carefully and in its entirety.

Recommendation of the Board and Reasons for the Merger (Page 38)

The Board unanimously (1) determined that the merger and the merger agreement are advisable, fair to and in the best interests of the Company and its stockholders, (2) approved and declared advisable the merger and the merger agreement and (3) recommends that Inteliquent stockholders adopt the merger agreement. Accordingly, the Board unanimously recommends that holders of Inteliquent common stock vote “FOR” the proposal to adopt the merger agreement at the stockholders meeting.

For the factors considered by our Board in reaching its decision to approve and recommend the merger agreement, see “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 38 of this proxy statement.

The Board also unanimously recommends that holders of Inteliquent common stock vote “FOR” the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the stockholders meeting to solicit additional proxies, if necessary and to the extent permitted by the merger agreement.

Opinion of the Company’s Financial Advisor (Page 41 and Annex B)

Opinion of Perella Weinberg Partners LP

In connection with the merger, at meetings of the Board, the Company’s financial advisor, Perella Weinberg Partners LP (“Perella Weinberg Partners”) rendered its oral opinion to the Board on October 31, 2016 and reaffirmed its oral opinion to the Board on November 2, 2016, which was subsequently confirmed in writing, that, as of November 2, 2016 and based upon and subject to the various assumptions and limitations set forth therein, the merger consideration to be received by the holders of Inteliquent common stock (other than shares of Inteliquent common stock held in the treasury of the Company, owned by the Company or any of its wholly owned subsidiaries or owned by Parent or any of its wholly owned subsidiaries (including Merger Sub) immediately prior to the effective time of the merger (“excluded shares”), shares of Inteliquent common stock for which the holder thereof (i) has not voted in favor of the merger or consented to it in writing and (ii) has demanded the appraisal of such shares in accordance with, and has complied in all respects with, the DGCL (“dissenting shares”) and Company restricted stock awards) in the merger was fair from a financial point of view to such holders.

The full text of Perella Weinberg Partners’ written opinion, dated November 2, 2016, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg Partners, is attached to this proxy statement as Annex B and is incorporated by reference herein. Inteliquent stockholders are urged to read Perella Weinberg Partners’ opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the opinion. Perella Weinberg Partners provided its opinion for the information and assistance of the Board (in its capacity as such) in connection with, and for the purposes of its evaluation of, the merger. The opinion was not intended to be and does not constitute a recommendation to the Board or to any other persons in respect of the merger, including any holder of Inteliquent common stock as to how such holder should vote, make any election or otherwise act with respect to the merger or any other matter. The opinion does not in any manner address the prices at which Inteliquent common stock will trade at any time. In addition, Perella Weinberg Partners expressed no opinion as to the fairness of the merger to, or any consideration received in connection with the merger by, the holders of any other class of securities, creditors or other constituencies of the Company.

Conditions to the Merger (Page 80)

The obligations of the Company, Parent and Merger Sub, as applicable, to consummate the merger are subject to the satisfaction or waiver of certain conditions, including, among other conditions, the following:

•	adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of Inteliquent common stock entitled to vote on the adoption of the merger agreement;

•	the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), shall have expired or terminated;

•	the consummation of the merger not being made illegal or otherwise prohibited by any law or order of any governmental authority of competent jurisdiction;

•	all necessary consents from the Federal Communications Commission (the “FCC”) and state public utility commissions (“PUCs”) shall have been obtained;

•	the Company’s representations and warranties with respect to capitalization shall be true and correct in all respects as of the closing date other than de minimis exceptions or any inaccuracies that would not result in a net increase of more than 0.5% of total consideration payable by Parent;

•	Parent’s and Merger Sub’s representations and warranties regarding corporate authorization and ownership of common stock shall be true and correct in all material respects as of the closing date;

•	all remaining representations and warranties of the Company, Parent and Merger Sub shall be true and correct except where failure of such representation or warranty would not be expected to result in a material adverse effect to such entity as of the closing date;

•	the Company, Parent and Merger Sub having complied, in all material respects, with all their obligations required to be performed or complied with by the closing;

•	the receipt of certificates executed by an executive officer of the Company, on the one hand, or of Parent and of Merger Sub, on the other hand, to the effect that the conditions described in the preceding four bullets, as applicable, have been satisfied; and

•	since the date of the merger agreement, there not having occurred or arisen any material adverse effect on the Company.

Go-Shop; No-Solicitation; Competing Acquisition Proposals (Page 69)

Under the merger agreement, the Company, its subsidiaries and their respective representatives are permitted to, among other things, until 11:59 p.m. on December 2, 2016 (the “solicitation period end-date”):

•	solicit, initiate and knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its subsidiaries, in each case pursuant to (but only pursuant to) one or more acceptable confidentiality agreements) any inquiries regarding, or the making of any proposal or offer that could constitute, an alternative proposal; provided, that the Company shall promptly provide or make available to Parent any written material non-public information concerning the Company or any of its subsidiaries that is provided or made available to any person and that was not previously provided or made available to Parent; and

•	continue, enter into and maintain discussions or negotiations with respect to alternative proposals or other proposals that could lead to alternative proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations.

From and after the solicitation period end-date, except with respect to excluded parties, the Company shall, and shall cause its subsidiaries to, and instruct its and their respective representatives to:

•	immediately cease and cause to be terminated any discussions or negotiations with any third person that may be ongoing with respect to any alternative proposal; and

•	request within two business days of the solicitation period end-date that each such third person promptly return or destroy all confidential information concerning the Company and its subsidiaries.

From the solicitation period end-date until the earlier of the termination of the merger agreement or the consummation of the merger, except as expressly permitted by the merger agreement, the Company shall not, and shall cause its subsidiaries not to, and instruct its and their respective representatives not to:

•	solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its subsidiaries) any inquiries regarding, or the making of any proposal or offer that constitutes, or the Company reasonably expects to lead to, an alternative proposal;

•	have any discussions (other than to state that the Company is not permitted to have discussions) or participate in any negotiations regarding an alternative proposal or any inquiry or offer that the Company reasonably expects to lead to an alternative proposal;

•	execute or enter into any contract with respect to an alternative proposal, or approve or recommend an alternative proposal or any agreement, understanding or arrangement relating to an alternative proposal;

•	take any action to make the provisions of any takeover statute inapplicable to any transaction contemplated by an alternative proposal; or

•	publicly do or propose to do any of the foregoing.

Notwithstanding the foregoing, the Company may continue to take any of the actions described in the first two bullets above, from and after the solicitation period end-date until the earlier of (A) the date on which the excluded party has terminated or withdrawn the alternative proposal made prior to the solicitation period end-date and (B) 11:59 p.m. (Chicago time) on December 13, 2016 (unless such discussions or negotiations are otherwise permitted to continue under the merger agreement).

Notwithstanding anything to the contrary contained in the merger agreement, following the receipt by the Company of a bona fide written alternative proposal after the solicitation period end-date that was not solicited in violation of the merger agreement (other than an unintentional and immaterial violation) and prior to the time the required stockholder vote is obtained if (A) the Board determines, in consultation with its legal and financial advisors, that such alternative proposal constitutes or would reasonably be expected to lead to a superior proposal and (B) the Board determines in good faith, based on the information then available and after consultation with its outside legal counsel and financial advisor, that failing to take such action would be inconsistent with its fiduciary duties under applicable law, the Company may, in response to such alternative proposal, subject to compliance with the merger agreement:

•	furnish access and information with respect to the Company and any of its subsidiaries to the third person who has made such alternative proposal pursuant to one or more acceptable confidentiality agreements (provided that all such written material non-public information has previously been provided or made available to Parent or is provided or made available to Parent promptly after it is provided or made available to such third person); and

•	participate in discussions and negotiations regarding such alternative proposal.

From and after the solicitation period end-date, the Company shall advise Parent of the receipt of any alternative proposal, or any inquiry with respect to, or that could reasonably be expected to lead to, any alternative proposal (in each case within two business days of receipt thereof) and specify the material terms and conditions thereof, including the identity of the third person making such alternative proposal and an unredacted copy of the alternative proposal submitted by such third person (including any materials relating to such third person’s proposed financing sources, if any). The Company shall notify Parent within two business days of any material modifications to the financial or other material terms of such alternative proposal or inquiry.

Termination of the Merger Agreement (Page 81)

The Company and Parent may terminate the merger agreement by mutual written consent at any time before the consummation of the merger, notwithstanding the adoption of the merger agreement by the Inteliquent stockholders. In addition, either Parent or the Company may terminate the merger agreement at any time before the consummation of the merger if:

•	any law or order is enacted, issued, promulgated or entered that permanently enjoins or otherwise prohibits consummation of the merger, and (in the case of any order) such order has become final and nonappealable; provided, that, with respect to any such order, the right to terminate the merger agreement shall not be available to any party to the merger agreement whose breach of the merger agreement has been the primary cause of, or primarily resulted in, the enactment, issuance or entry of, or failure to remove, such order;

•	the stockholders meeting has been held and completed and the adoption of the merger agreement by the Inteliquent stockholders has not been obtained at the stockholders meeting or at any adjournment of that meeting; or

•	the merger has not been consummated on or before May 2, 2017 (the “outside date”); provided, that if (i) the marketing period (as defined in the merger agreement) has begun but not ended by the initial outside date, then the outside date shall automatically be extended to the date that is three (3) business days after the final day of the marketing period, and (ii) as of such date, all conditions to the merger agreement have been satisfied or waived (other than those that are satisfied by action taken at the closing) other than certain conditions related to antitrust, Governmental Authority orders and FCC and state PUC consents, then (A) the Company and Parent may (each in its sole discretion) mutually agree to consummate the merger or (B) if the Company and Parent fail to so agree, the outside date will be automatically extended to June 2, 2017.

Parent may also terminate the merger agreement if:

•	the Board effects a Company adverse recommendation change (as defined in the merger agreement);

•	(i) the Board approves, endorses or recommends to stockholders an alternative proposal or (ii) a tender offer or exchange offer for any outstanding shares of capital stock of the Company is commenced before obtaining the requisite company vote and the Board fails to recommend against or takes no position with respect to acceptance of such tender offer or exchange offer by its stockholders within ten business days after commencement;

•	the Company has intentionally and materially breached its obligations with respect to the “go-shop” and no solicitation provisions under the merger agreement; or

•	the Company breaches any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach would give rise to the failure of a condition set forth in the merger agreement and has not been cured by the Company within 45 days after the Company’s receipt of written notice of such breach from Parent; provided Parent shall not have such right to terminate the merger agreement if Parent or Merger Sub is then in breach of any of their representations, warranties, covenants or agreements contained in the merger agreement that would result in the conditions to closing set forth in the merger agreement not being satisfied.

The Company may also terminate the merger agreement if:

•	pursuant to and in accordance with the terms and conditions of the merger agreement, in order to enter into a definitive contract with respect to a superior proposal; provided, however, that before or concurrently with, and as a condition to, any termination of the merger agreement by the Company, the Company shall have paid the Parent termination fee (as defined in “The Merger Agreement—Termination Fees and Expenses” beginning on page 82 of this proxy statement) pursuant to the merger agreement;

•	Parent or Merger Sub breaches any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach (i) would give rise to the failure of a closing condition set forth in the merger agreement and (ii) has not been cured by Parent or Merger Sub within 45 days after Parent’s receipt of written notice of such breach from the Company; provided the Company shall not have such right to terminate the merger agreement if the Company is then in breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would result in the conditions to closing set forth in the merger agreement not being satisfied; or

•	at the time required for closing pursuant to the merger agreement (i) all of the conditions set forth in the merger agreement have been satisfied or waived (other than any condition the failure of which to be satisfied has been primarily caused by the breach of the merger agreement by Parent or Merger Sub and conditions that, by their nature, are to be satisfied at closing and which were, at the time of termination, capable of being satisfied), (ii) the Company has delivered an irrevocable written notice to Parent stating that, if Parent performs its obligations hereunder and the equity financing contemplated by the equity commitment letter and the debt financing contemplated by the debt commitment letter (each as defined in “The Merger—Financing of the Merger” beginning on page 58 of this proxy statement) is funded, the Company is prepared to consummate the merger and (iii) Parent and Merger Sub have failed to fulfill their obligation and agreement in the merger agreement to consummate the closing within the time frame set forth in the merger agreement and following at least three business days written notice by the Company of its intent to terminate under the merger agreement if the closing does not occur.

Termination Fees and Expenses (Page 82)

The Company has agreed to pay Parent $26 million in cash upon the termination of the merger agreement under certain circumstances, unless such termination occurs under certain circumstances during the “go-shop” period, in which case the Company has agreed to pay Parent $16 million.

Except as expressly set forth in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs and expenses; provided that Parent will pay all filing fees payable pursuant to the HSR Act or any applicable foreign antitrust or competition law.

Regulatory Matters (Page 87)

Under the provisions of the HSR Act, the merger may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice (the “Antitrust Division”) and the Federal Trade Commission (the “FTC”) by the Company and Parent, and the applicable waiting period has expired or been terminated. In addition, the expiration or termination of the applicable waiting period under the HSR Act is a condition to each of Parent’s, Merger Sub’s and the Company’s obligation to consummate the merger. Each of the Company and Parent filed their notification and report forms with the Antitrust Division and the FTC under the HSR Act on November 15, 2016, and, in accordance with the merger agreement, each requested “early termination” of the waiting period.

Because the Company holds various licenses issued by the FCC, under the Communications Act of 1934, as amended by the Telecommunications Act of 1996, the FCC must approve the transfer of control of the Company to Parent. Parent and the Company filed applications seeking FCC approval for the transfer of the Company in November 2016. Such applications are subject to public comment and objection from third parties.

Additionally, Parent, the Company and the Company’s subsidiaries must obtain approval from a number of state PUCs. The state PUCs must determine whether Parent is qualified to control the Company and whether the change in control and debt financing are consistent with public interest, convenience and necessity. Parent and the Company filed applications and formal notices with the relevant state PUCs concerning the change in control and the debt financing in November 2016. Such applications are subject to public comment and objection from third parties.

Certain Material U.S. Federal Income Tax Considerations (Page 84)

The receipt of cash in exchange for shares of Inteliquent common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Stockholders will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the shares of Inteliquent common stock surrendered. Inteliquent stockholders who are U.S. Holders (as defined in the section entitled “Certain Material U.S. Federal Income Tax Considerations” beginning on page 84 of this proxy statement) will be subject to U.S. federal income tax on any gain recognized in connection with the merger. Inteliquent stockholders who are Non-U.S. Holders (as defined in the section entitled “Certain Material U.S. Federal Income Tax Considerations” beginning on page 84 of this proxy statement) are not expected to be subject to U.S. federal income tax on any gain recognized in connection with the merger unless the stockholder has certain connections to the United States. Inteliquent stockholders should consult their own tax advisors to determine the tax consequences to them of the merger based on their particular circumstances.

Appraisal Rights (Page 88)

Under Delaware law, if the merger is completed, Inteliquent stockholders who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement, perfect their appraisal rights by complying with all of the required Delaware law procedures, which are summarized in this proxy statement, and are entitled to maintain a judicial proceeding for appraisal under Section 262 of the DGCL. Section 262 of the DGCL is attached as Annex C to this proxy statement. Please read it carefully and in its entirety.

Inteliquent Equity Awards (Page 73)

Stock Options. Unless otherwise agreed to by the parties, pursuant to the merger agreement and consistent with the terms of Inteliquent’s Amended and Restated 2007 Long Term Equity Incentive Plan (the “Company Equity Plan”), each Inteliquent stock option that is outstanding and unexercised immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock issuable upon exercise of such Inteliquent stock option immediately prior to the effective time of the merger and (2) the excess, if any, of $23.00 over the per share exercise price of such Inteliquent stock option; provided that if the exercise price of an Inteliquent stock option is equal to or exceeds the merger consideration, such Inteliquent stock option shall be cancelled and terminated at the effective time without payment or consideration therefor and the holder of such Inteliquent stock option shall cease to have any rights whatsoever with respect thereto.

Restricted Stock Awards. Unless otherwise agreed to by the parties, pursuant to the merger agreement and consistent with the terms of the Company Equity Plan, each restricted stock award that is outstanding and unvested immediately prior to the effective time of the merger will become fully vested and automatically converted into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock underlying such award and (2) $23.00.

Performance Stock Units. Unless otherwise agreed to by the parties, pursuant to the merger agreement and consistent with the terms of the Company Equity Plan, each Inteliquent performance stock unit that is outstanding and unvested immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock subject to such performance stock unit as of immediately prior to the effective time of the merger (calculating such number of shares that will be received by an employee based upon the achievement of the applicable total shareholder return performance target through and including the closing of the merger, including payments of the aggregate merger consideration plus accrued dividends, all as set forth in the applicable grant agreement, and with such shares being prorated for the number of days from the commencement of the performance period, through and including the closing date of the merger compared to the total number of days in the performance period) and (2) $23.00.

Consummation of the Merger

We currently expect the merger to be completed in the first half of 2017. However, we cannot predict the exact timing of the consummation of the merger or whether the merger will be consummated at all. In order to consummate the merger, Inteliquent stockholders must adopt the merger agreement at the stockholders meeting and the other closing conditions under the merger agreement, including receipt of certain regulatory approvals, must be satisfied or, to the extent legally permitted, waived.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE STOCKHOLDERS MEETING

The following questions and answers address briefly some questions you may have regarding the merger agreement, the merger and the stockholders meeting. These questions and answers may not address all questions that may be important to you as a holder of shares of Inteliquent common stock. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	You are receiving this proxy statement in connection with the solicitation of proxies by the Board because you were a stockholder of Inteliquent as of [ ], 2016, the record date for the stockholders meeting. To complete the merger, Inteliquent stockholders holding a majority of the outstanding shares of Inteliquent common stock as of the record date must vote to adopt the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. The Company will submit the merger agreement to its stockholders for adoption at the stockholders meeting described in this proxy statement. For more information, read the section entitled “The Stockholders Meeting” beginning on page 20 of this proxy statement.

Q:	What is the purpose of the merger?

A:	The Company, Parent, and Merger Sub have entered into the merger agreement. Subject to the terms and conditions of the merger agreement, Merger Sub, a wholly-owned subsidiary of Parent, will be merged with and into the Company. The Company will be the surviving corporation in the merger and will continue as a wholly-owned subsidiary of Parent.

Q:	What will happen to my Inteliquent common stock as a result of the merger?

A:	If the merger is completed, each share of Inteliquent common stock that you hold immediately prior to the effective time of the merger will be converted into the right to receive $23.00 in cash, without interest, less any applicable withholding taxes. This does not apply to shares of Inteliquent common stock held by any Inteliquent stockholders who are entitled to and who have properly demanded and perfected their appraisal rights in accordance with Section 262 of the DGCL as more fully described elsewhere in this proxy statement. The closing sale price of a share of Inteliquent common stock on NASDAQ on [ ] was $[ ]. You are encouraged to obtain current market quotations for Inteliquent common stock in connection with voting your shares at the stockholders meeting.

Q:	What will happen to the Company generally as a result of the merger?

A:	If the merger is completed, the Company will cease to be an independent public company and will be wholly-owned by Parent. As a result, you will no longer have any ownership interest in the Company. Upon completion of the merger, shares of Inteliquent common stock will no longer be listed on any stock exchange or quotation system, including NASDAQ. In addition, following the completion of the merger, the registration of Inteliquent common stock and our reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

Q:	How does the merger consideration compare to the market price of Inteliquent common stock?

A:	The merger consideration of $23.00 per share to be received by Inteliquent stockholders represents:

•	a 37% premium over the closing price of Inteliquent common stock on November 1, 2016 (the last trading day prior to the public announcement of the merger agreement);

•	a 25% premium over the six-month average closing price of Inteliquent common stock as of November 1, 2016; and

•	a 30% premium over the 90-day average closing price of Inteliquent common stock as of November 1, 2016.

The closing sale price of a share of Inteliquent common stock on NASDAQ on [        ] was $[        ]. You are encouraged to obtain current market quotations for Inteliquent common stock in connection with voting your shares.

Q:	When is the merger expected to be completed?

A:	We currently expect the merger to be completed in the first half of 2017. However, the merger is subject to various closing conditions, including Inteliquent stockholder and regulatory approvals, and it is possible that the failure to timely meet these closing conditions or other factors outside of our control could delay the completion of the merger. We cannot assure you that we will complete the merger on this schedule or at all.

Q:	When and where will the stockholders meeting be held?

A:	The stockholders meeting will be held on [ ], starting at [ ], Central Standard Time, at [ ].

Q:	What are the proposals that will be voted on at the stockholders meeting?

A:	You will be asked to consider and vote on (1) a proposal to adopt the merger agreement, (2) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger and (3) a proposal to approve one or more adjournments of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement.

Q:	How does the Board recommend that I vote on the proposals?

A:	The Board unanimously approved the merger agreement and determined that the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of the Company and our stockholders and unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement. For more information, read the section entitled “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 38 of this proxy statement. The Board also unanimously recommends that you vote “FOR” the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the stockholders meeting.

Q:	What happens if the merger is not completed for any reason?

A:	If the merger is not completed for any reason, Inteliquent stockholders will not receive any payment for their shares in connection with the merger. Instead, the Company will remain a stand-alone public company, and Inteliquent common stock will continue to be listed and traded on NASDAQ. Under specified circumstances, we may be required to pay Parent a termination fee, as described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 82 of this proxy statement.

Q:	What will happen if stockholders do not approve the advisory proposal on executive compensation that may become payable to our named executive officers in connection with the merger?

A:	The approval of this proposal is not a condition to the completion of the merger. The vote on this proposal is an advisory vote and will not be binding on the Company or Parent. If the merger agreement is approved by the stockholders and completed, the merger-related compensation may be paid to the Company’s named executive officers even if stockholders do not approve this proposal.

Q:	Who is entitled to attend and vote at the stockholders meeting?

A:	The record date for the stockholders meeting is [ ]. If you are the record owner of shares of Inteliquent common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the stockholders meeting or any adjournment of the stockholders meeting. As of the record date, there were approximately [ ] shares of Inteliquent common stock issued and outstanding held collectively by approximately [ ] stockholders of record. If you hold your shares in “street name” you must obtain and present a proxy from your brokerage firm, bank, trust or other nominee in order to attend and vote your shares in person at the stockholders meeting.

Q:	How many votes are required to adopt the merger agreement?

A:	Under Delaware law, stockholders holding at least a majority of the outstanding shares of Inteliquent common stock entitled to vote thereon must affirmatively vote “FOR” the proposal to adopt the merger agreement in order to complete the merger.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the stockholders meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Inteliquent common stock entitled to vote thereon. If you abstain from voting, fail to submit a proxy, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

The approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and, if a quorum is present, the approval of the proposal to adjourn the stockholders meeting if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement, require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the stockholders meeting requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the stockholders meeting. If you fail to attend the stockholders meeting in person or by proxy, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the stockholders meeting.

Q:	What is a quorum?

A:	A quorum will be present if holders of a majority of the shares of Inteliquent common stock outstanding and entitled to vote are present in person or represented by proxy at the stockholders meeting. If a quorum is not present at the stockholders meeting, the stockholders meeting may be adjourned or postponed from time to time until a quorum is obtained in accordance with the merger agreement and the Company’s bylaws.

If you sign, date and submit a proxy card (or otherwise properly submit a proxy over the Internet or by telephone) but abstain or fail to provide voting instructions on any of the proposals listed on the proxy card, your shares will be counted for purpose of determining whether a quorum is present at the stockholders meeting.

If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee and you do not obtain a proxy from your broker or other nominee and attend the stockholders meeting in person and do not instruct the nominee how to vote your shares, these shares will not be voted at the meeting, nor will they be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares as described below. You have one vote for each share of Inteliquent common stock you own as of the record date.

Q:	How do I vote if I am a stockholder of record?

A:	You may:

•	submit a proxy by following the telephone voting instructions printed on your proxy card;

•	submit a proxy by following the Internet voting instructions printed on your proxy card;

•	submit a proxy by completing, signing and dating the enclosed proxy card and each additional proxy card you receive from the Company and returning each proxy card in its accompanying postage paid envelope; or

•	vote your shares of Inteliquent common stock in person by appearing and casting your vote at the stockholders meeting.

If you are submitting a proxy by telephone or over the Internet, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).

Submitting a proxy over the Internet, by telephone or by mail will not prevent you from voting in person at the stockholders meeting. You are encouraged to submit a proxy by mail, over the Internet or by telephone even if you plan to attend the stockholders meeting in person, to ensure that your shares of Inteliquent common stock are represented at the stockholders meeting.

If you return a properly signed and dated proxy card but do not mark the box showing how you wish to have your shares voted, your shares will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the proposal to adjourn the stockholders meeting. With respect to any other matter that properly comes before the stockholders meeting, shares or represented by proxies received by the Company will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Q:	How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:

If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” “Street name” holders cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the stockholders meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct it to vote your shares. If you wish to vote your shares held in “street name” in person at the stockholders meeting, you must obtain, and present at the stockholders meeting, a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote such shares at the stockholders meeting. Failure to obtain a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the stockholders meeting and to instruct your brokerage firm, bank, trust or other nominee how to vote your shares will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement but will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the stockholders meeting.

In addition, because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. To be sure your shares are represented and voted at the stockholders meeting, you should instruct your brokerage firm, bank, trust or other nominee on how to vote your shares held in “street name.”

Q:	What does it mean if I receive more than one proxy?

A:	If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or submit a proxy by telephone or over the Internet for each proxy card you receive by using the different control number(s) on each proxy card.

Q:	May I change my vote or revoke my proxy after I have delivered my proxy?

A:	Yes. If you are a stockholder of record of Inteliquent common stock, you have the right to change or revoke your proxy before the vote is taken at the stockholders meeting:

•	by delivering to the Company’s secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	by attending the stockholders meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by signing and delivering a new proxy relating to the same shares of Inteliquent common stock and bearing a later date; or

•	by submitting a new proxy by telephone or over the Internet by the date and time indicated on the applicable proxy card(s).

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

(312) 384-8000

Attn: Richard L. Monto, General Counsel,

Senior Vice President and Corporate Secretary

If you are a “street name” holder of Inteliquent common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your voting instructions.

Q:	What are the material U.S. federal income tax consequences of the merger to me?

A:

The receipt of cash in exchange for shares of Inteliquent common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. You will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of Inteliquent common stock. If you are a U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Considerations” beginning on page 84 of this proxy statement), you will be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a Non U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Considerations” beginning on page 84 of this proxy statement), you generally are not expected to be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. The tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you. For a more detailed summary of the tax consequences of the merger, see “Certain Material U.S. Federal Income Tax Considerations” beginning on page 84 of this proxy statement.

Q:	What will the holders of Inteliquent stock options, restricted stock awards and performance stock units receive in the merger?

Pursuant to the merger agreement and consistent with the terms of the Company Equity Plan, all equity awards outstanding immediately prior to the effective time of the merger will be subject to the following treatment, unless otherwise agreed to by the parties:

•	each Inteliquent stock option that is outstanding and unexercised immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock issuable upon exercise of such Inteliquent stock option immediately prior to the effective time of the merger and (2) the excess, if any, of $23.00 over the per share exercise price of such Inteliquent stock option; provided that if the exercise price of an Inteliquent stock option is equal to or exceeds the merger consideration, such Inteliquent stock option shall be cancelled and terminated at the effective time without payment or consideration therefor and the holder of such Inteliquent stock option shall cease to have any rights whatsoever with respect thereto;

•	each restricted stock award that is outstanding and unvested immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock underlying such award and (2) $23.00; and

•	each Inteliquent performance stock unit that is outstanding and unvested immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock subject to such performance stock unit as of immediately prior to the effective time of the merger (calculating such number of shares that will be received by an employee based upon the achievement of the applicable total shareholder return performance target through and including the closing of the merger, including payments of the aggregate merger consideration plus accrued dividends, all as set forth in the applicable grant agreement, and with such shares being prorated for the number of days from the commencement of the performance period, through and including the closing date of the merger compared to the total number of days in the performance period) and (2) $23.00.

Q:	Am I entitled to appraisal rights?

A:

If the merger is completed, Inteliquent stockholders who hold their shares of record and who do not vote in favor of the adoption of the merger agreement and who hold their shares through the effective date of the merger will have the right to seek appraisal of the fair value of their shares of Inteliquent common stock, as determined by the Delaware Court of Chancery, together with interest, if any, on the amount determined to be the fair value, subject to the conditions set forth in Section 262 of the DGCL, but only if such Inteliquent stockholders submit a written demand for such an appraisal prior to the vote on the merger agreement and otherwise comply with all of the procedures set forth in Section 262 of the DGCL necessary to properly perfect appraisal rights under Delaware law, as described in the section entitled “Appraisal Rights” beginning on page 88 of this proxy statement. A copy of the full text of Section 262 of the DGCL, is included as Annex C to this proxy statement. Failure to strictly comply with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:	Should I send in my stock certificates or other evidence of ownership now?

A:	No. If the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Inteliquent common stock for the merger consideration. If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME.

Q:	What happens if I sell my shares of Inteliquent common stock before the stockholders meeting?

A:	The record date for stockholders entitled to vote at the stockholders meeting is earlier than the date of the stockholders meeting and the expected closing date of the merger. If you transfer your shares of Inteliquent common stock after the record date but before the stockholders meeting, you will, unless special arrangements are made, retain your right to vote at the stockholders meeting but will transfer the right to receive the merger consideration to the person or entity to whom you transferred your shares.

In addition, if you sell your shares prior to the stockholders meeting or prior to the effective time of the merger, you will not be eligible to exercise appraisal rights with respect to those shares in respect of the merger. For a more detailed discussion of appraisal rights and the requirements for perfecting your appraisal rights, see “Appraisal Rights” beginning on page 88 and Annex C of this proxy statement.

Q:	What is householding and how does it affect me?

A:	The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the applicable stockholder provides advance notice and follows certain procedures.

In such cases, each stockholder continues to receive a separate notice of the stockholders meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of Inteliquent common stock held through such firms. If your family has multiple accounts holding Inteliquent common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Who can answer further questions?

A:	For additional questions about the merger, assistance in submitting proxies or voting shares of Inteliquent common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Stockholders, Banks and Brokers may call toll free: (866) 296-5716

If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Forward-looking statements represent the Company’s expectations or beliefs concerning future events or our future financial performance. We generally identify forward-looking statements by terminology such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “proposed,” “plans,” “intends,” “may,” “will,” “would,” or the negative of these terms or other similar words. These statements are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including, without limitation:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or result in negative consequences to us or our stockholders;

•	the failure to obtain the required vote of our stockholders to adopt the merger agreement, the failure to obtain any required regulatory approval, the prohibition of consummating the merger by a court or other governmental authority, the failure to obtain any necessary consents from the FCC or the state PUCs, or the failure to satisfy any of the other closing conditions to the merger, and delays in connection with the foregoing;

•	the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement or have the required amount of cash available at closing;

•	risks related to distraction of management due to the substantial commitments of time and resources required for matters relating to the merger;

•	risks related to the requirements under the merger agreement to operate in the ordinary course of business and refrain from taking certain actions with respect to business and financial affairs;

•	risks related to the influence on the decisions of our directors and executive officers regarding support for the merger based upon interests different from stockholders (including, for example, accelerated vesting and payment for certain stock-based incentive awards). See “Interests of the Company’s Directors and Executive Officers in the Merger” on page 51 of this proxy statement;

•	the effect of the announcement of the merger on our stock price, on our ability to retain and hire key personnel and on our ability to maintain relationships with our customers, suppliers and employees, and on our operating results and business generally;

•	the outcome of any litigation related to the merger or related to any enforcement proceeding commenced against us to perform our obligations under the merger agreement; and

•	other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016. See “Where You Can Find More Information” on page 100 of this proxy statement.

You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement are based on the information available to us as of the date of this proxy statement, and you should not assume that the statements made in this proxy statement remain accurate as of any future date. Moreover, except as required by law, we assume no obligation to update forward-looking statements or update the reasons actual results could differ materially from those anticipated in forward-looking statements.

THE STOCKHOLDERS MEETING

Date, Time, Place and Purpose of the Stockholders Meeting

This proxy statement is being furnished to Inteliquent stockholders as part of the solicitation of proxies by the Company’s officers, directors and employees for use at the stockholders meeting to be held on [    ], starting at [    ], Central Standard Time, at [    ], or at any adjournment or postponement of the stockholders meeting. The purpose of the stockholders meeting is for Inteliquent stockholders to consider and vote on the following:

1.	a proposal to adopt the merger agreement;

2.	a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger;

3.	a proposal to approve one or more adjournments of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement; and

4.	such other business as may properly come before the stockholders meeting or any adjournment or postponement of the stockholders meeting.

Inteliquent stockholders must adopt the merger agreement in order for the merger to occur. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully in its entirety.

Record Date and Quorum

Our Board has fixed the close of business on [    ] as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the stockholders meeting. Only holders of record of Inteliquent common stock on the record date are entitled to receive notice of, and to vote at, the stockholders meeting and at any adjournment or postponement of that meeting (unless the Board fixes a new record date for stockholders entitled to receive notice of, and to vote at, any adjournment or postponement of the stockholders meeting in accordance with the merger agreement and the bylaws of the Company). As of [    ], there were [    ] shares of Inteliquent common stock outstanding and entitled to vote. Each share of Inteliquent common stock entitles its holder to one vote on all matters properly coming before the stockholders meeting.

A majority of the shares of Inteliquent common stock entitled to vote, present in person or represented by proxy, constitutes a quorum for the purpose of considering the proposals. Shares of Inteliquent common stock held by stockholders present in person or represented by proxy at the stockholders meeting but not voted, including shares of Inteliquent common stock for which proxies have been duly executed, dated and received but for which stockholders have abstained, will be treated as present at the stockholders meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If a quorum fails to attend the stockholders meeting, the presiding officer may adjourn the stockholders meeting. See “—Adjournments” below.

Vote Required for Approval

You may vote “FOR” or “AGAINST”, or you may “ABSTAIN” from voting on, each proposal to be considered and voted on at the stockholders meeting.

Consummation of the merger requires the adoption of the merger agreement by the affirmative vote of stockholders holding at least a majority of the outstanding shares of Inteliquent common stock entitled to vote thereon. Therefore, if you abstain or fail to submit a proxy over the Internet, by telephone or by mail and otherwise fail to cast your vote on the proposal to adopt the merger agreement, or, with respect to shares of Inteliquent common stock you hold in “street name,” if you fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the adoption of the merger agreement.

The approval of the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and, if a quorum is present, the approval of the proposal to adjourn the stockholders meeting if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement, require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the stockholders meeting requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the advisory and non-binding proposal on specified compensation payable to the Company’s named executive officers in connection with the merger and the proposal to adjourn the stockholders meeting. If you fail to attend the stockholders meeting in person or by proxy, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the stockholders meeting.

Voting and Proxies

Holders of record of Inteliquent common stock may vote their shares by attending the stockholders meeting and voting their shares of Inteliquent common stock in person. Alternatively, you may have your shares voted in one of the following three ways, whether or not you plan to attend the stockholders meeting:

•	by submitting a proxy by following the Internet voting instructions printed on your proxy card;

•	by submitting a proxy by following the telephone voting instructions printed on your proxy card; or

•	by completing, signing and dating each proxy card you receive and returning it in its accompanying postage prepaid envelope.

Submitting a proxy over the Internet, by telephone or by mail will not prevent you from voting in person at the stockholders meeting. You are encouraged to submit a proxy over the Internet, by telephone or by mail, even if you plan to attend the stockholders meeting, to ensure that your shares of Inteliquent common stock are represented at the stockholders meeting.

All shares of Inteliquent common stock represented by properly signed and dated proxies received in time for the stockholders meeting will be voted at the stockholders meeting in the manner specified by the holder. If you return a properly signed and dated proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the proposal to adopt the merger agreement, “FOR” the approval on an advisory and non-binding basis, of specified compensation that may become payable to the Company’s named executive officers in connection with the merger and “FOR” the approval of the proposal to adjourn the stockholders meeting. With respect to any other matter that properly comes before the stockholders meeting, all shares or represented by proxies received by the Company will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

If your shares of Inteliquent common stock are held in “street name,” you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be. Brokers who hold shares of Inteliquent common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to vote with respect to the approval of matters that are “non-routine,” such as adoption of the merger agreement, without specific instructions from the beneficial owner. Broker non-votes, with respect to any proposal, are shares held by a broker or other nominee present in person or represented at a meeting at which at least one “routine” proposal is presented, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because all proposals for the stockholders meeting are non-routine and non-discretionary, the Company anticipates that there will not be any broker non-votes in connection with any proposal. If your broker or other nominee holds your shares of Inteliquent common stock in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote. If your broker or other nominee holds your shares of Inteliquent common stock in “street name” and you do not obtain a proxy from your broker or other nominee to vote such shares at the stockholders meeting and do not provide your broker or other nominee instructions on how to vote your shares, your shares will not count toward the determination of a quorum and this will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement and will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger or the proposal to adjourn the stockholders meeting. Please follow the directions on the voting instruction form sent to you by your brokerage firm, bank, trust or other nominee with this proxy statement.

Revocation of Proxies

Proxies received by the Company before the vote being taken at the stockholders meeting, which have not been revoked or superseded before being voted, will be voted at the stockholders meeting. If you are a stockholder of record of shares of Inteliquent common stock, you have the right to change or revoke your proxy before the vote is taken at the stockholders meeting by taking any of the following actions:

•	delivering to the Company’s secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	attending the stockholders meeting and voting your shares of Inteliquent common stock in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	signing and delivering a new proxy, relating to the same shares of Inteliquent common stock and bearing a date later than the date of the earlier proxy; or

•	submitting a new proxy over the Internet or by telephone by the date and time indicated on the applicable proxy card(s).

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

(312) 384-8000

Attn: Richard L. Monto, General Counsel,

Senior Vice President and Corporate Secretary

If you are a “street name” holder of Inteliquent common stock, you may change your voting instructions by submitting new voting instructions to your brokerage firm, bank, trust or other nominee in accordance with the instructions provided by your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your prior voting instructions.

Adjournments

The Company is submitting a proposal for consideration at the stockholders meeting to authorize the named proxies to approve one or more adjournments of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, if at the time of the stockholders meeting the Company has not received proxies representing a sufficient number of votes to adopt the merger agreement. Even though a quorum may be present at the stockholders meeting, it is possible that we may not have received proxies representing a sufficient number of votes to adopt the merger agreement by the time of the stockholders meeting. In that event, we would expect to adjourn the stockholders meeting in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the stockholders meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt the merger agreement. Any other adjournment of the stockholders meeting, to the extent permitted by the merger agreement, including an adjournment required because of the absence of a quorum, would be voted upon pursuant to the discretionary authority granted by the proxies and by those present in person at the stockholders meeting.

The approval of the proposal to approve one or more adjournments of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement, requires, if a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter and, if a quorum is not present, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the stockholders meeting. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the proposal to adjourn the stockholders meeting. If you fail to attend the stockholders meeting in person or by proxy, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to adjourn the stockholders meeting.

The Board unanimously recommends that you vote “FOR” the adjournment proposal. Properly executed proxies will be voted “FOR” the adjournment proposal, unless otherwise noted on the proxies. If the stockholders meeting is adjourned and the time for and place of the reconvened meeting are announced at the meeting at which the adjournment is taken, we are not required to give notice of the time and place of the adjourned meeting unless the adjournment is for more than 30 days or the Board fixes a new record date for determining stockholders entitled to receive notice of, or to vote at, the adjourned stockholders meeting.

Solicitation of Proxies

The Board is soliciting your proxy, and the Company will bear the cost of soliciting proxies. Our directors, officers and employees may solicit proxies on our behalf in person, by telephone, email or facsimile. These persons will not be paid additional remuneration for their efforts. The Company has also retained Georgeson LLC (“Georgeson”) to assist in the solicitation of proxies at a fee estimated not to exceed $15,000, plus reasonable expenses. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Inteliquent common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. The Company will pay all expenses of filing, printing and mailing this proxy statement, including solicitation expenses. The Company has also agreed to indemnify Georgeson against liabilities arising out of or relating to the rendering of services by Georgeson in connection with its proxy solicitation services.

Stockholder List

A list of Inteliquent stockholders entitled to vote at the stockholders meeting will be available for inspection at our principal executive offices located at 550 West Adams Street, Suite 900, Chicago, IL 60661 at least ten days prior to the date of the stockholders meeting and continuing through the stockholders meeting for any purpose germane to the meeting. The list will also be available at the stockholders meeting for inspection by any stockholder present at the meeting.

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor at:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Stockholders, Banks and Brokers may call toll free: (866) 296-5716

PROPOSALS SUBMITTED TO INTELIQUENT STOCKHOLDERS

The Merger Agreement Proposal

(Item 1 on the Proxy Card)

The Company is asking its stockholders to adopt the merger agreement that the Company has entered into with Parent and Merger Sub. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully and in its entirety.

For a summary and detailed information regarding this proposal, see the information about the merger agreement and the merger throughout this proxy statement, including the information set forth in the sections entitled “The Merger” beginning on page 29 of this proxy statement and “The Merger Agreement” beginning on page 62 of this proxy statement.

Under Delaware law, stockholders holding at least a majority of the outstanding shares of Inteliquent common stock entitled to vote thereon must affirmatively vote for the proposal to adopt the merger agreement in order for us to complete the merger. If you abstain from voting, fail to submit a proxy over the Internet, by telephone, by mail or otherwise fail to cast your vote in person or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

The Board unanimously determined that the merger and the merger agreement are advisable, fair to and in the best interests of the Company and its stockholders, approved the merger agreement and resolved to recommend that Inteliquent stockholders adopt the merger agreement. See “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 38 of this proxy statement.

The Board unanimously recommends that holders of Inteliquent common stock vote “FOR” the proposal to adopt the merger agreement.

The Named Executive Officer Merger-Related Compensation Proposal

(Item 2 on the Proxy Card)

As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is required to submit a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger. This proposal, commonly known as “say-on-golden parachutes” (the “named executive officer merger-related compensation proposal”), gives the Inteliquent stockholders the opportunity to vote on an advisory and non-binding basis, on the compensation that the named executive officers may be entitled to receive from the Company that is based on or otherwise relates to the merger. This compensation is summarized in the table and the footnotes thereto under “The Merger—Interests of the Company’s Directors and Executive Officers in the Merger—Golden Parachute Compensation” beginning on page 56 of this proxy statement.

The Board encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement.

The Board unanimously recommends that the Inteliquent stockholders adopt the following resolution:

“RESOLVED, that the stockholders of Inteliquent, Inc. hereby approve, on a non-binding, advisory basis, the compensation to be paid or become payable by Inteliquent, Inc. to its named executive officers that is based on or otherwise relates to the merger as disclosed in the Company’s proxy statement pursuant to Item 402(t) of Regulation S-K under the section titled “Golden Parachute Compensation” and the corresponding table and the footnotes thereto.

The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the proposal to adopt the merger agreement. Accordingly, you may vote to adopt the merger agreement and vote not to approve the named executive officer merger-related compensation proposal and vice versa. Because the vote on the named executive officer merger-related compensation proposal is advisory only, it will not be binding on either the Company or Parent. Accordingly, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of the Inteliquent stockholders.

The above resolution approving, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the merger will require the affirmative vote of a majority of the shares present in person or represented by proxy at the stockholders meeting and entitled to vote on the subject matter. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger. If you fail to attend the stockholders meeting in person or by proxy, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger.

The Board unanimously recommends that holders of Inteliquent common stock vote “FOR” the named executive officer merger-related compensation proposal.

The Adjournment Proposal

(Item 3 on the Proxy Card)

The Company is asking its stockholders to approve a proposal to adjourn the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement. If the Inteliquent stockholders approve the adjournment proposal, the Company could adjourn the stockholders meeting, and any adjourned session of the stockholders meeting, and use the additional time to solicit additional proxies.

If, at the stockholders meeting, the number of shares of Inteliquent common stock present in person or represented by proxy and voting in favor of the proposal to adopt the merger agreement is not sufficient to approve that proposal, the Company may move to adjourn the stockholders meeting in order to enable the Company’s directors, officers and employees to solicit additional proxies for the adoption of the merger agreement. In that event, the Company will ask its stockholders to vote only upon the proposal to approve the advisory and non-binding proposal on specified compensation that may become payable to the Company’s named executive officers in connection with the merger and the adjournment proposal, and not the merger agreement proposal. If a quorum is present, the approval of the proposal to adjourn the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if the Company has not obtained, at the time of the stockholders meeting, sufficient affirmative stockholder votes to adopt the merger agreement, requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter. If a quorum is not present, the approval of the proposal to adjourn the stockholders meeting requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the meeting. If you attend the stockholders meeting in person or by proxy and abstain from voting, it will have the same effect as a vote against the proposal to adjourn the stockholders meeting. If you fail to attend the stockholders meeting in person or by proxy, fail to submit a proxy over the Internet, by telephone, by mail or otherwise fail to cast your vote, or if you hold your shares in “street name” and fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to approve the proposal to adjourn the stockholders meeting.

The adjournment proposal relates only to an adjournment of the stockholders meeting occurring for purposes of soliciting additional proxies for adoption of the merger agreement proposal in the event that, at the time of the stockholders meeting, the Company has not received a sufficient number of votes to approve that proposal. The Company retains full authority to the extent set forth in its bylaws and Delaware law (subject to the terms of the merger agreement) to adjourn the stockholders meeting for any other purpose, or to postpone the stockholders meeting before it is convened, without the consent of the Inteliquent stockholders.

The Board unanimously recommends that holders of Inteliquent common stock vote “FOR” the adjournment proposal.

THE COMPANIES

Inteliquent, Inc. Inteliquent is a premier interconnection partner for communication service providers of all types. As the nation’s highest quality provider of voice and messaging interconnection services, Inteliquent is used by nearly all national and regional wireless carriers, cable companies, and competitive local exchange carriers in the markets it serves, and its network carries approximately 21 billion minutes of traffic per month. Inteliquent’s solutions enable carriers and other providers to deliver voice telecommunications traffic or other services where they do not have their own network or elect not to use their own network. These solutions are sometimes called “off-net” services. Inteliquent also provides its solutions to customers, such as over-the-top providers, who also typically do not have their own network. With the recent launch of its Omni IQsm solution, Inteliquent is now also fully dedicated to supporting the growing market of next generation service providers. Inteliquent was incorporated in Delaware on April 19, 2001 and commenced operations in 2004. Inteliquent’s common stock is listed on NASDAQ under the symbol “IQNT.”

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

Onvoy, LLC. Parent is a leading communications enabler offering voice, messaging and mobility solutions supported by its nationwide carrier-grade network. Committed to empowering customers with the solutions they need to enable global communications across various applications in a continuously changing environment, Parent employs state of the art technology and provides customers control of their core communications infrastructure via carrier platforms and application programming interfaces. These interfaces allow customers to build, provision and support more innovative and integrated communication services without adding equipment or support staff – meaning faster speed to market and higher margins.

Onvoy, LLC

10300 6th Ave. N.

Plymouth, MN 55441

Onvoy Igloo Merger Sub, Inc. Merger Sub is a wholly-owned subsidiary of Parent, and was formed on October 26, 2016 solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business except for activities incidental to its incorporation and in connection with the transactions contemplated by the merger agreement and arranging of the financing in connection with the merger.

Onvoy Igloo Merger Sub, Inc.

c/o GTCR LLC

300 N. LaSalle St.

Chicago, IL 60654

Parent and Merger Sub are each affiliated with GTCR, a leading private equity firm focused on investing in growth companies in the financial services and technology, healthcare, technology, media and telecommunications and growth business services industries. In connection with the transactions contemplated by the merger agreement, (1) certain GTCR-affiliated funds have provided to the indirect parent company of Parent equity commitments of up to $185 million and (2) certain debt financing parties have committed to provide an aggregate of up to $705 million in debt financing to Parent (in each case, pursuant to the terms and conditions as described further under “The Merger—Financing of the Merger” beginning on page 58 of this proxy statement).

THE MERGER

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the Board, members of Company senior management or the Company’s representatives and other parties.

The Board, along with Company senior management, as part of its ongoing evaluation of the Company’s business and strategic direction, regularly evaluates strategic alternatives for the Company. These reviews include whether the Company should consider acquiring third parties or to sell the Company. The Board considers such transactions in light of the business, economic and regulatory environment, as well as developments in the telecommunications industry, including the voice interconnection business and the “Next Gen” communications business.

As discussed in further detail below, the Board unanimously determined on November 2, 2016, that entering into the merger agreement with Onvoy, LLC (“Parent” or “Onvoy”) was advisable and fair to, and in the best interests of, the Company and its stockholders. As discussed in further detail below, the Board’s determination was made for several reasons, including, among others, (i) the lack of an opportunity for the Company to acquire a telecommunications service provider on terms which the Board believed would be advisable and in the best interests of the Company and its stockholders when compared to the merger with Onvoy, (ii) the risks associated with continuing as a standalone business given increasing competition and other challenges facing the telecommunications industry and (iii) the Board’s belief that the terms of the merger agreement, including the merger consideration to be received by the Company’s stockholders, were advisable and fair to, and in the best interests of, the Company and its stockholders. Additional factors considered by the Board in connection with its determination are discussed below in this section and under “—Reasons for the Merger” beginning on page 38 of this proxy statement.

In 2011, the Company pursued the acquisition of Onvoy, which at that time was wholly owned by Zayo Group, LLC (“Zayo”). Affiliates of GTCR, at that time, held approximately 20% of the outstanding equity interests in Zayo. However, the parties were unable to agree upon a valuation of Onvoy’s business and preliminary negotiations with respect to a potential transaction ceased.

On November 8, 2011, the Company announced its third quarter 2011 results. Third quarter 2011 revenue increased 44.9% compared to the same period in 2010. Third quarter 2011 net income was $5.8 million compared to $9.6 million for the same period in 2010. On November 8, 2011 the closing price of Inteliquent common stock was $10.35 per share, a 5.3% decline from the closing price of Inteliquent common stock on November 7, 2011.

On December 19, 2011, the Board met to discuss unsolicited inquiries received from certain third parties, including GTCR, to engage in discussions regarding a potential sale of the Company. The Board discussed the rationale for, and the potential benefits and risks of, exploring such a potential transaction. Following this discussion, the Board directed Company senior management to enter into confidentiality agreements with, and provide certain limited information to, such third parties to determine whether such third parties might be interested in pursuing a potential transaction.

On January 5, 2012, GTCR executed a confidentiality agreement with the Company.

On March 20, 2012, news media released a story reporting that the Company had hired a financial advisor to evaluate strategic alternatives. Consistent with its prior practices, the Company did not confirm or deny these market rumors.

On March 22, 2012, the Board met to discuss its evaluation of strategic alternatives. Representatives from the Company’s financial advisor informed the Board that GTCR had told the Company’s financial advisor that, if GTCR believed that the Company was running a public auction, its interest in the Company would be diminished.

On April 26, 2012, citing its belief that the Company was engaged in a broader sale process, GTCR indicated that it was no longer interested in pursuing a potential transaction with the Company.

During the first half of 2012, the Board and a transaction committee thereof met on over a dozen occasions, the Company’s financial advisor contacted more than 20 parties and the Company executed confidentiality agreements with more than a dozen potential bidders. Ultimately, none of these bidders elected to proceed with a transaction. Any applicable standstill provisions in these confidentiality agreements expired prior to the commencement of the “go-shop” period provided for in the merger agreement.

On October 5, 2012, the Company declared a special one-time dividend of $3.00 per share.

On May 29, 2013, the Company, declared a special dividend of $1.25 per share and announced a regular quarterly dividend initially set at $0.0625 per share. Thereafter, the Company paid regular quarterly dividends as follows:

•	On each of August 27, 2013 and December 4, 2013, the Company declared a quarterly dividend of $0.0625 per share;

•	On February 27, 2014, the Company announced and declared a quarterly dividend of $0.075 per share, and on May 21, 2014, the Company declared a quarterly dividend of $0.075 per share; and

•	On August 13, 2014, the Company announced and declared a quarterly dividend of $0.15 per share and declared quarterly dividends of $0.15 per share for each subsequent quarter through February 12, 2016.

On February 18, 2016, the Company announced its fourth quarter and full year 2015 results. Fourth quarter 2015 net revenue increased 39.0% compared to the same period in 2014. Fourth quarter 2015 net income was $8.7 million compared to $10.1 million for the same period in 2014. Full year 2015 net income was $38.1 million compared to $38.5 million in 2014. At that time, the Company’s financial estimates for full year 2016 were (i) $370 million to $390 million of revenue and (ii) $25 million to $28 million of capital expenditures. On February 18, 2016 the closing price of Inteliquent common stock was $17.31 per share, a 3.13% decline from the closing price of Inteliquent common stock on February 17, 2016.

In February 2016, at the request of the Board, members of the Company senior management, including Matthew Carter, Jr. (CEO) and Kurt Abkemeier (then CFO), and Perella Weinberg Partners, financial advisor to the Company, met at GTCR’s offices in Chicago, Illinois with Lawrence C. Fey, a managing director of GTCR, to discuss potential strategic opportunities between the Company, GTCR and Onvoy. Following this meeting, on February 25, 2016, the Company and GTCR entered into a confidentiality agreement to allow for information sharing in connection with a potential acquisition of Onvoy by the Company.

In April 2016, the Board met with Company senior management and Perella Weinberg Partners to discuss potential strategic alternatives, including the Company’s potential acquisition of Onvoy. The Board instructed Company senior management to continue to explore the Company’s potential acquisition of Onvoy. Throughout April and May 2016, Company senior management and Board members Jim Hynes, Rian Wren and Joe Beatty, with the assistance of Perella Weinberg Partners, continued to analyze the Company’s potential acquisition of Onvoy.

On April 28, 2016, the Company announced its first quarter 2016 results. First quarter 2016 revenue increased 49.4% compared to the same period in 2015. First quarter 2016 net income was $9.1 million compared to $11.2 million for the first quarter of 2015. On April 28, 2016, the closing price of Inteliquent common stock was $17.11 per share, a 4.65% increase from the closing price of Inteliquent common stock on April 27, 2016.

On April 29, 2016, GTCR announced that its affiliates had acquired 100% of the outstanding equity interests in Onvoy from an affiliate of Zayo.

On May 25, 2016, at the request of the Board, members of Company senior management, including Messrs. Carter and Abkemeier, and Perella Weinberg Partners participated in a telephone conference with Mr. Fey of GTCR and members of Onvoy’s management, including Fritz Hendricks (President) and Teri Asiala (EVP, Corporate M&A), to review Onvoy’s business.

On June 8, 2016, Company senior management met with Messrs. Hynes, Wren and Beatty of the Board and Perella Weinberg Partners to discuss a potential acquisition of Onvoy by the Company. After this meeting, the Board authorized Company senior management to pursue a potential acquisition of Onvoy by the Company. Later on June 8, 2016, Messrs. Carter and Hendricks met for dinner and discussed a potential acquisition of Onvoy by the Company.

On June 14, 2016, the Company submitted a written, preliminary, non-binding indication of interest to GTCR for the Company to acquire Onvoy at an enterprise value of approximately $275 million to $325 million.

On June 17, 2016, GTCR responded by informing the Company that it was not willing to sell Onvoy at the proposed valuation range set forth in the Company’s indication of interest because the Company’s proposed valuation range was too low due to GTCR’s long-term growth expectations for Onvoy and its limited ownership period. Instead, GTCR indicated interest in exploring a transaction in which GTCR and Onvoy would acquire the Company.

On July 11, 2016, Mr. Carter met for dinner with Mr. Fey and Philip A. Canfield, a managing director of GTCR, to discuss a potential transaction between GTCR, Onvoy and the Company.

On July 26, 2016, the Board met to discuss potential strategic alternatives, including a potential acquisition of the Company by GTCR and Onvoy.

In late July 2016, GTCR informed Perella Weinberg Partners that GTCR and Onvoy intended to submit an indication of interest with respect to an acquisition of the Company.

On August 2, 2016, the Company announced its second quarter 2016 results. Second quarter 2016 revenue increased 71.6% compared to the same period in 2015. Second quarter 2016 net income was $9.0 million compared to $10.0 million from the same period in 2015. The Company revised downward its financial estimates for the full year 2016 to (i) $360 million to $370 million of revenue and (ii) $23 million to $26 million of capital expenditures. On August 2, 2016 the closing price of Inteliquent common stock was $16.60 per share, a 20.54% decline from the closing price of Inteliquent common stock on August 1, 2016.

On August 8, 2016, GTCR and Onvoy submitted a written, preliminary, non-binding indication of interest to the Board proposing to acquire 100% of the outstanding Inteliquent common stock (the “proposed transaction”) for $21.50 to $22.50 per share. The indication of interest indicated, among other things, (i) that the purchase price would be entirely paid in cash from a combination of equity financing from GTCR and third-party debt financing, (ii) GTCR and Onvoy were willing to move quickly to conduct diligence and enter into a binding agreement, (iii) GTCR and Onvoy had retained Latham & Watkins LLP (“Latham”) as their legal advisor and PricewaterhouseCoopers (“PWC”) as their advisor to assist in due diligence and (iv) GTCR’s internal approval process would be expedited and would not require board or stockholder approvals. The indication of interest also specified that GTCR and Onvoy believed that they could offer the proposed valuation only if they worked with the Company on a proprietary basis and not as part of a broader sale process. This was consistent with GTCR’s message to the Company in 2012, when GTCR withdrew from a potential transaction with the Company citing its belief that the Company was engaged in a broader sale process. The closing price of Inteliquent common stock on August 8, 2016 was $16.31 per share.

On August 10, 2016, the Company initiated and declared a regular quarterly dividend of $0.16 per share.

On August 12, 2016, the Board met to discuss the indication of interest received from GTCR and Onvoy. The Board discussed the valuation range with Perella Weinberg Partners. The Board noted that in order to permit GTCR and Onvoy to perform due diligence on the Company, which would result in costs and distract Company management from the operation of the Company’s day-to-day business, any offer would need to be compelling. The Board instructed Perella Weinberg Partners to inform GTCR that the proposed valuation in the indication of interest was too low for the Board to authorize further discussions, but that the Board might be willing to consider a sale of the Company at a higher per share price. Following the meeting, Perella Weinberg Partners informed GTCR of the Board’s position, including that GTCR and Onvoy’s proposed valuation was too low and that the Company would require GTCR and Onvoy to submit a revised indication of interest at a higher per share price if they wished to proceed with a potential transaction.

On August 17, 2016, GTCR and Onvoy submitted a revised written, preliminary, non-binding indication of interest to the Board proposing to acquire 100% of the outstanding Inteliquent common stock at a price of $22.00 to $23.00 per share. In this revised indication of interest, GTCR and Onvoy noted, among other things, their desire to commence due diligence immediately and to negotiate documentation in an expedited manner. The closing price of Inteliquent common stock on August 17, 2016 was $15.26 per share.

On August 22, 2016, the Board met to discuss the revised indication of interest received from GTCR and Onvoy. The Board discussed, in consultation with Company senior management and Perella Weinberg Partners, the key features of the proposed transaction. These key features included that GTCR was expected to provide equity financing, that GTCR and Onvoy expected the third-party debt financing to be provided on a fully committed basis and the proposed timeline for due diligence and negotiations of the documentation. The Board discussed the terms of the proposed transaction and the potential benefits and risks of the proposed transaction to the Company and its stockholders. The discussion included an overview of the Company’s standalone business plan, an early version of the Preliminary Projections (as defined in “—Certain Prospective Financial Information” beginning on page 48 of this proxy statement) and the key assumptions, limitations and risks associated with each. The Board discussed, and asked questions of Perella Weinberg Partners and Company senior management about, potential alternative buyers of the Company and the risks associated with pursuing a broader sale process, including the risk of GTCR and Onvoy withdrawing their proposal in response thereto, as had previously occurred in 2012. The Board discussed strategies related to maximizing value for the Company’s stockholders. The Board also instructed Company senior management to provide additional information at the next Board meeting with respect to the Company’s “Next Gen” business. The Board noted that it would determine whether to provide the due diligence materials requested by GTCR and Onvoy after reviewing their due diligence request list and discussing the Company’s “Next Gen” business plan with Company senior management at the next Board meeting. The Board then instructed Perella Weinberg Partners to contact GTCR and Onvoy to discuss the revised indication of interest received by the Company on August 17, 2016.

On August 23, 2016, at the direction of the Board, Perella Weinberg Partners contacted GTCR to discuss the revised indication of interest received by the Company on August 17, 2016. Perella Weinberg Partners informed GTCR that given GTCR and Onvoy’s willingness to move quickly, the Company would review GTCR and

Onvoy’s due diligence request list and might be willing to provide responses to such requests with the goal of increasing the proposed price per share. On August 30, 2016, Onvoy provided the Company with its and GTCR’s preliminary due diligence request list.

On September 1, 2016, the Board met to discuss the Company’s standalone business plan, the “Next Gen” business plan requested by the Board at the August 22, 2016 meeting and the proposed transaction. The Board discussed these issues in consultation with Company senior management, Perella Weinberg Partners and Kirkland & Ellis LLP, the Company’s counsel (“Kirkland”). This discussion also included an overview of the Company’s standalone business plan, a further revised early version of the Preliminary Projections (reflecting certain refinements to the projections previously presented to the Board on August 22, 2016) and the key assumptions, limitations, sensitivities and risks associated with each, including risks related to “peering” and the Company’s “Next Gen” business plan. The Board also discussed, in consultation with Company senior management and Perella Weinberg Partners, alternatives to a sale of the Company. The Board discussed, and asked questions of Perella Weinberg Partners and Company senior management about, potential alternative buyers of the Company. The Board discussed strategies related to maximizing value for the Company’s stockholders. Kirkland advised the Board with respect to its fiduciary duties.

At the September 1, 2016 Board meeting, the Board also discussed formally engaging Perella Weinberg Partners as financial advisor to assist the Board in evaluating the proposed transaction, as well as alternatives thereto. After considering the qualifications and experience of various prospective financial advisors and the potential fee proposal from Perella Weinberg Partners, the Board authorized and directed the engagement of Perella Weinberg Partners to serve as the Company’s financial advisor in connection with evaluating the proposed transaction, as well as alternatives thereto. The Board determined to engage Perella Weinberg Partners due to, among other factors, Perella Weinberg Partners’ knowledge of the Company and of recent activity in the telecommunications industry, as well as the depth of the firm’s experience with public company mergers and acquisitions. The Board’s engagement of Perella Weinberg Partners as financial advisor was subject to the negotiation of an acceptable engagement letter with Perella Weinberg Partners and Perella Weinberg Partners’ completion of a banker questionnaire satisfactory to the Board. The Board authorized Company senior management to engage Kirkland as its legal counsel for the proposed transaction, which included engaging Kirkland as legal counsel in connection with negotiating an acceptable engagement letter with Perella Weinberg Partners, negotiating a revised confidentiality agreement with GTCR and preparing and negotiating the terms of a merger agreement and other documentation.

In early September 2016, at the direction of the Board and in consultation with Company senior management, Kirkland prepared a draft merger agreement, negotiated an engagement letter with Perella Weinberg Partners and negotiated an amended and restated confidentiality agreement with GTCR. On September 12, 2016, Perella Weinberg Partners and the Company executed an engagement letter. On September 13, 2016, GTCR and the Company executed an amended and restated confidentiality agreement.

On September 16, 2016, GTCR and Onvoy were granted access to an electronic data room containing the Company’s due diligence materials. The materials included a version of the Preliminary Projections for fiscal years 2016 and 2017 only.

On September 22, 2016, members of Company senior management, including Mr. Carter, John Bullock (CTO), John Harrington (SVP, Litigation, Regulatory and Human Resources), David Lopez (SVP of Strategic Relationships), Richard Monto (General Counsel), Ian Neale (Head of Special Projects), John Schoder (CMO) and Brett Scorza (CIO and EVP of Next Gen), along with Perella Weinberg Partners, met at GTCR’s offices in Chicago, Illinois for a management presentation. Also attending were representatives of GTCR, including Mr. Fey, and members of Onvoy’s senior management, including Mr. Hendricks, Ms. Asiala, Michael Donahue (CFO) and Scott Sawyer (General Counsel).

On September 23, 2016, the Company delivered a draft merger agreement to GTCR and Onvoy, and Latham and PWC were granted access to the Company’s due diligence materials in the electronic data room.

During the week of September 26, 2016, GTCR and Onvoy, with the assistance of Latham and PWC, began business, legal and accounting due diligence, including calls with the Company and its advisors, including matters related to the Company’s network and information technology. Also during the week of September 26, 2016, Kirkland and Latham discussed the terms of the merger agreement.

On September 28, 2016, the Board met with Company senior management and its legal and financial advisors to receive an update on discussions with GTCR and Onvoy, including the process to date, major business issues that Perella Weinberg Partners anticipated would arise if the parties continued to negotiate the proposed transaction and GTCR’s and Onvoy’s financing of the proposed transaction. The Board also discussed, in consultation with Company senior management and its financial advisors, the Company’s standalone business plan, the Preliminary Projections (reflecting certain refinements to the projections previously presented to the Board on September 1, 2016) and the various assumptions, limitations, sensitivities and risks associated with each, including risks related to “peering” and the Company’s “Next Gen” business. A summary of the forecasts and assumptions and risks associated with these Preliminary Projections is described in “—Certain Prospective Financial Information” beginning on page 48 of this proxy statement. The Board also discussed, and asked questions of Perella Weinberg Partners and Company senior management about, potential alternative buyers of the Company. The Board discussed strategies related to maximizing value for the Company’s stockholders. The Board authorized Company senior management and Perella Weinberg Partners to continue participating in due diligence sessions and instructed Kirkland to continue negotiating with Latham the terms of the merger agreement and other documentation.

In early October 2016, the Company engaged Morgan, Lewis & Bockius LLP (“Morgan Lewis”) to act as regulatory counsel for the Company in connection with obtaining FCC and state PUC approvals of the potential transaction and other regulatory matters related to the potential transaction, and GTCR and Onvoy engaged a separate team at Morgan Lewis to act as regulatory counsel for GTCR and Onvoy on similar matters.

During the week of October 3, 2016, GTCR and Onvoy, with the assistance of their advisors, continued their due diligence efforts, and Kirkland and Latham continued negotiating the terms of the merger agreement and other documentation. On October 3, 2016, Latham sent Kirkland a revised draft of the merger agreement, and, throughout the week, Latham and Kirkland exchanged drafts of other documentation. On October 7, 2016, the Company and its advisors participated in a management call with GTCR, Onvoy, and their advisors with respect to business diligence items.

On October 7, 2016, the Board met with Company senior management and its legal and financial advisors to receive an update on discussions with GTCR and Onvoy. The Board discussed, in consultation with Company senior management and Perella Weinberg Partners, the potential synergies involved in a combination of the Company with Onvoy, other potential strategic alternatives and whether the proposed transaction would allow the Company’s stockholders to realize the value of those synergies through a premium to the Company’s standalone valuation and then current market price per share. The Board discussed the Company’s outlook and prospects on a standalone basis, including risks related to the execution of an acquisition strategy on a standalone basis, including the Company’s inability to acquire attractive targets on previous occasions. The Board reviewed and considered the Company’s standalone business plan, the Preliminary Projections and the key assumptions, limitations, sensitivities and risks associated with each, including risks related to “peering” and the Company’s “Next Gen” business plan. The Board discussed, in consultation with Perella Weinberg Partners and Company senior management, alternatives to a sale of the Company and strategy on how to maximize value for the Company’s stockholders. Kirkland advised the Board with respect to its fiduciary duties. The Board also discussed, in consultation with Kirkland, Perella Weinberg Partners and Company senior management, open issues related to the merger agreement, including the Board’s desire for a “go shop” period, the size of the Company termination fee, the size of the Onvoy termination fee and closing certainty.

At the direction of the Board, during the week of October 10, 2016, Company senior management, with the assistance of its financial and legal advisors, continued the due diligence process and negotiations with respect to the terms of the merger agreement and other documentation with GTCR, Onvoy and their advisors. On October 10, 2016, Mr. Carter and Perella Weinberg Partners met for dinner to discuss the proposed transaction with Mr. Hendricks of Onvoy and Messrs. Fey and Canfield of GTCR. The discussion included the Company’s prospects, the Company’s business plan and potential synergies in connection with a combination of the Company and Onvoy.

On October 18, 2016, at a regularly scheduled quarterly meeting of the Board, the Board met with Company senior management and its legal and financial advisors to receive an update on discussions with GTCR and Onvoy. The Board discussed, in consultation with Company senior management and Perella Weinberg Partners, the Company’s standalone business plan, the Preliminary Projections and the assumptions, limitations and risks associated with each. The Board also discussed, in consultation with Perella Weinberg Partners and Company senior management, alternatives to the Company’s standalone plan, including a potential sale of the Company for cash, improvements to the Company’s balance sheet through additional leverage and/or stock repurchases (including the special dividends made by the Company in 2012 and 2013) and other potential strategic alternatives. The discussion also included potential changes to the industry resulting from consolidation and the risks and benefits that could result if the Company were to take certain actions in light of such changes, including the ability to achieve synergies and “peering” risk. Company senior management, with the assistance of Perella Weinberg Partners and Kirkland, updated the Board as to the status of due diligence and negotiations with respect to the terms of the merger agreement and other documentation. The Board instructed Company senior management, with the assistance of its financial and legal advisors, to continue with the due diligence process and negotiations with respect to the terms of the merger agreement and other documentation with GTCR, Onvoy and their advisors.

On October 24, 2016, the Board met with members of Company senior management and its legal and financial advisors to receive an update on the status of negotiations with GTCR and Onvoy. Specifically, the Board discussed, in consultation with Perella Weinberg Partners and Company senior management, the proposed transaction, alternatives to a sale of the Company and how to maximize value for the Company’s stockholders. Later on October 24, 2016, GTCR and Onvoy submitted a revised written proposal to acquire 100% of the outstanding Inteliquent common stock at a price of $22.50 per share, the mid-point of the range specified in Onvoy’s August 17, 2016 indication of interest, as well as a revised draft of the merger agreement and other documentation. The closing price of Inteliquent common stock on October 24, 2016 was $16.55 per share.

On October 25, 2016, the Board met to review the revised proposal from GTCR and Onvoy of $22.50 per share, receive an update on the status of negotiations with GTCR and Onvoy by Company senior management and each of Kirkland and Perella Weinberg Partners and consult with each of Kirkland and Perella Weinberg Partners about the legal and financial aspects of the proposed transaction. Kirkland presented the Board with a summary of key open issues related to the merger agreement and other documentation. Perella Weinberg Partners presented the Board with a preliminary analysis of the financial aspects of the proposed transaction. The Board, in consultation with Kirkland and Perella Weinberg Partners, discussed the terms of the merger agreement, the transactions contemplated by the merger agreement and other matters relating to the proposed transaction, including, among other items, the length of the “go shop” period, closing conditions, the outside date and deal certainty. After further review and discussion, the Board, in consultation with its legal and financial advisors, determined that the price of $22.50 was too low to recommend adopting the proposed transaction and directed Perella Weinberg Partners to so inform GTCR and Onvoy. Following the Board meeting, at the direction of the Board, Perella Weinberg Partners informed GTCR and Onvoy that the $22.50 per share price was too low for the Board to recommend adopting the proposed transaction.

On October 26, 2016, the Board received an unsolicited letter from a stockholder of the Company who claimed to hold, together with its affiliates, between 3% and 4% of the outstanding shares of Inteliquent common stock. The letter, among other things, recommended that the Board consider pursuing a plan to increase stockholder value through either (i) exploring a sale of the Company or (ii) remaining a standalone public company with a focus on improving its operations, optimizing its balance sheet and capital allocation, engaging in accretive mergers and acquisitions with a focus on industry consolidation and changing its executive compensation practices, corporate governance and board composition.

On October 26 and 27, 2016, Company senior management, at the direction of the Board and with the assistance of the Company’s advisors, continued providing due diligence materials and participated in due diligence calls with GTCR, Onvoy and their advisors with the goal of increasing the per share price in the proposed transaction. Kirkland and Latham also continued to negotiate the terms of the merger agreement and other documentation.

On October 28, 2016, GTCR and Onvoy communicated a revised proposal to acquire 100% of the outstanding Inteliquent common stock at a price of $22.75 per share. The closing price of Inteliquent common stock on October 28, 2016 was $16.42 per share.

On October 29, 2016, the Board met to review the revised proposal from GTCR and Onvoy of $22.75 per share. Perella Weinberg Partners provided an update on the process since the Board’s last meeting. The Board, in consultation with Company senior management and the Company’s financial and legal advisors, discussed the revised offer price per share, the status of GTCR and Onvoy’s proposed debt financing for the proposed transaction and the impact of GTCR and Onvoy’s proposed debt financing on the per share price that GTCR and Onvoy would likely be willing to pay in the proposed transaction. Kirkland advised the Board with respect to its fiduciary duties. The Board discussed, in consultation with Kirkland, Perella Weinberg Partners and Company senior management, the terms of the merger agreement, including the size of the Company termination fee, the size of the Onvoy termination fee and the length of the “go shop” period. After further review and discussion, the Board, in consultation with its legal and financial advisors, determined that the price of $22.75 was too low to recommend adopting the proposed transaction and directed Perella Weinberg Partners to so inform GTCR and Onvoy. Following the Board meeting, Perella Weinberg Partners, at the direction of the Board, informed GTCR and Onvoy that the $22.75 per share price was too low for the Board to recommend adopting the proposed transaction.

On October 30, 2106, GTCR and Onvoy communicated a revised final proposal to acquire 100% of the outstanding Inteliquent common stock at a price of $23.00 per share. The closing price of Inteliquent common stock on October 28, 2016, the last trading day, was $16.42 per share.

On October 31, 2016, the Board met to consider the revised proposal from GTCR and Onvoy of $23.00 per share, review the history of offers and process for the proposed transaction, receive an update on the status of negotiations with GTCR and Onvoy by Company senior management and Kirkland and Perella Weinberg Partners and consult with Kirkland and Perella Weinberg Partners about the legal and financial aspects of the proposed transaction. Kirkland advised the Board with respect to its fiduciary duties. Kirkland presented the Board with a summary of the terms of the merger agreement and other documentation as well as negotiations that had occurred with GTCR and Onvoy. The Board, in consultation with its legal and financial advisors, discussed the terms of the merger agreement, the transactions contemplated by the merger agreement and other matters relating to the proposed transaction. Perella Weinberg Partners presented the Board with an analysis of the financial aspects of the proposed transaction. Company senior management presented and the Board discussed, in consultation with Company senior management and Perella Weinberg Partners, the Company Forecasts (as defined, summarized and discussed in “—Certain Prospective Financial Information” beginning on page 48 of this proxy statement). At the Board meeting, Perella Weinberg Partners rendered its preliminary oral opinion to the Board that as of that date, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg Partners as set forth in its written opinion, the $23.00 in cash per share of Inteliquent common stock to be received by the holders of shares of Inteliquent common stock (other than excluded shares, dissenting shares and Company restricted stock awards) pursuant to the merger agreement was fair from a financial point of view to such holders. Finding that the merger agreement maximized stockholder value and was advisable and fair to, and in the best interests of, the

Company and its stockholders, the Board unanimously approved the proposed transaction and authorized the Company, with the assistance of Kirkland and Perella Weinberg Partners, to provide confirmatory due diligence materials, including a version of the Company Forecasts (for fiscal years 2016 and 2017 only), to GTCR and Onvoy and finalize the merger agreement and other documentation.

On October 31 and November 1, 2016, at the direction of the Board, the Company, with the assistance of Perella Weinberg Partners, provided confirmatory due diligence materials, including a version of the Company Forecasts (for fiscal years 2016 and 2017 only) to GTCR and Onvoy, and Kirkland and Latham negotiated the terms of the merger agreement and other documentation.

On November 1, 2016, Latham distributed revised versions of the merger agreement, the equity commitment letter, the limited guarantee and the debt commitment letter. The revisions included changes, among other matters, to the proposed financing for the potential transaction and the representation from Onvoy in prior drafts from each party that net proceeds from the debt and equity financing would be sufficient to fund the required payments under the Merger Agreement. The revised drafts modified this representation to provide that net proceeds from the debt and equity financing, plus the Company’s cash on hand, would be sufficient at the closing to fund the required payments under the merger agreement. Perella Weinberg Partners and GTCR discussed the proposed changes, including the potential impact on the proposed transaction of an unexpected deterioration in the Company’s cash position. After these discussions, in response to a demand by the Company, GTCR proposed increasing the amount of its commitment under the equity commitment letter from $165 million to $185 million and increasing the amount of the Onvoy termination fee guaranteed by GTCR from $48 million to $50 million.

On November 2, 2016, the Board met to consider the proposed revisions to the documents relating to the proposed transaction received from Latham, GTCR and Onvoy on November 1, 2016. Company senior management presented to the Board its cash projections through the outside date of the merger agreement and discussed with the Board the assumptions and risks associated with those projections. The Board discussed with Company senior management and its legal and financial advisors the impact of the proposed changes on deal certainty. Kirkland advised the Board with respect to its fiduciary duties. At the Board meeting, Perella Weinberg Partners confirmed its prior oral opinion to the Board that, as of that date, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg Partners, as set forth in its written opinion, the $23.00 in cash per share of Inteliquent common stock to be received by the holders of shares of Inteliquent common stock (other than excluded shares, dissenting shares and Company restricted stock awards) pursuant to the merger agreement was fair from a financial point of view to such holders. This opinion was subsequently memorialized in writing and is attached to this proxy statement as Annex B. For a further discussion of Perella Weinberg Partners’ opinion, see “The Merger—Opinion of Inteliquent’s Financial Advisor” beginning on page 41 of this proxy statement.

After further consideration, the Board unanimously (i) approved and declared advisable the merger agreement, the other transaction documents, the merger and the other transactions contemplated by the merger agreement, (ii) declared that it is fair to and in the best interests of the stockholders of the Company that the Company enter into the merger agreement, the other transaction documents (as applicable) and consummate the merger on the terms and subject to the conditions set forth in the merger agreement, (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) recommended to the stockholders of the Company that they adopt the merger agreement.

At the direction of the Board, the merger agreement was executed on November 2, 2016, and the Company, GTCR and Onvoy issued a press release announcing their execution of the merger agreement. This press release noted that a 30 day “go shop” period had begun.

Although the full Board has retained the right to negotiate and approve any alternative proposal, on November 2, 2016, the Board established a transaction committee of the Board with the power to, among other things, monitor and direct the process related to the implementation of the terms of the merger agreement, including advising Perella Weinberg Partners and Company senior management with respect to the solicitation of alternative proposals and related matters in connection with the “go shop” period.

On November 7, 2016, the Company announced its third quarter 2016 results. Third quarter 2016 revenue increased 56.0% compared to the same period in 2015. Third quarter 2016 net income was $9.4 million compared to $8.3 million from the same period in 2015. In light of the Company’s entry into the merger agreement, the Company also withdrew its financial estimates for full year 2016.

After the announcement of the transaction and the commencement of the “go shop” period, Company senior management and Perella Weinberg Partners, at the direction of the Board and the transaction committee, contacted or responded to inbound interest from 43 market participants about pursuing a strategic transaction with the Company, including 13 strategic buyers and 30 financial buyers.

On November 18, 2016, the Board met, in consultation with Company senior management, Perella Weinberg Partners, and Kirkland, to discuss the status of outreach to potential buyers during the go-shop period and related activities.

On November 28, 2016, the Board met, in consultation with Company senior management, Perella Weinberg Partners, and Kirkland, to discuss the status of outreach to potential buyers during the go-shop period and related activities.

Recommendation of the Board and Reasons for the Merger

Recommendation of the Board

The Board has unanimously (1) approved the merger agreement, the merger and the other transactions contemplated thereby, (2) determined that the merger is advisable, fair to and in the best interests of the Company and its stockholders and (3) resolved to recommend that the merger agreement be adopted by the Inteliquent stockholders at a stockholders’ meeting duly called and held for such purpose.

The Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement; (2) “FOR” the advisory and non-binding proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger; and (3) “FOR” the adjournment of the stockholders meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the stockholders meeting.

Reasons for the Merger

The Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved the merger agreement and the transactions contemplated thereby and (iii) is recommending that the Company’s stockholders vote for the proposal to adopt the merger agreement.

In connection with its determination to recommend the merger, the Board considered a variety of factors, including without limitation, the following:

•	The current and historical market prices of Inteliquent common stock, including the market performance of Inteliquent common stock relative to those of other participants in the Company’s industry and general market indices, and the fact that the merger consideration of $23.00 per share represented a 37% premium over the closing price of Inteliquent common stock on November 1, 2016, a 25% premium over the six-month average closing price of Inteliquent common stock as of November 1, 2016 and a 30% premium over the 90-day average closing price of Inteliquent common stock as of November 1, 2016.

•	The merger consideration of $23.00 per share was more favorable to the Company’s stockholders than the potential value that might result from other alternatives reasonably available to the Company, including, but not limited to, a merger with a different buyer, a leveraged recapitalization or other extraordinary transaction involving the Company, acquisitions, dividends, stock repurchases (including transactions similar to the “Dutch” auction tender offer made by the Company in 2011 and the special dividends made by the Company in 2012 and 2013) and the continued operation of the Company on a standalone basis in light of a number of factors, including the risks and uncertainty associated with those alternatives and the Company’s inability to identify and acquire attractive targets on previous occasions.

•	As a result of the negotiations between the parties, the merger consideration of $23.00 per share was the highest price per share for the common stock that GTCR and Onvoy were willing to pay at the time of such negotiations, and that the combination of GTCR and Onvoy’s agreement to pay that price, the Company’s “go-shop” rights and the ability of the Company to engage in negotiations and discussions with respect to unsolicited proposals that were reasonably likely to lead to superior proposals described below and under “The Merger Agreement—Go-Shop; No-Solicitation; Acquisition Proposals” would result in a sale of the Company at the highest price per share for Inteliquent common stock that was reasonably attainable.

•	There were extensive arm’s-length negotiations with GTCR and Onvoy, which, among other things, resulted in an increase in the offered merger consideration from a range of $21.50 to $22.50 per share to a final price of $23.00 per share.

•	The Company negotiated for, and secured, the right to conduct a thorough process during the “go shop” period. During the “go shop” period, the Company, with the assistance of its advisors, contacted or responded to inbound interest from 43 market participants about pursuing a strategic transaction with the Company, including 13 strategic buyers and 30 financial buyers.

•	The timing of the merger and the risk that if the Company did not accept GTCR and Onvoy’s offer at the time it was made, the Company might not have had another opportunity to do so, particularly if the markets for private and public debt and private equity fluctuated in a manner that made it more difficult to finance the merger.

•	The Board’s understanding of the Company’s business, assets, financial condition, results of operations, competitive position and historical and projected financial performance, as well as the business, economic and regulatory environment and developments in the telecommunications industry, including the voice interconnection business and the “Next Gen” communications business and potential changes to the industry resulting from consolidation.

•	The merger consideration is all cash, so the merger provides the Company’s stockholders with certainty of value and liquidity for their shares, especially when viewed against the risks and uncertainties inherent in the Company’s business, including the following:

•	that the Company faces competition from traditional incumbent local exchange carriers and from certain other providers, such as AT&T (Long Distance), Verizon Business, Level 3 Communications, Peerless Network and Hypercube, as well as competition from new entrants to the voice services market;

•	risks related to “peering” and the “Next Gen” business;

•	regulatory developments that could negatively impact the Company’s business;

•	risks related to customer concentration;

•	that the Company’s business plan is based, in part, on projections involving a number of variables, including the Company’s ability to attract new customers and retain existing customers at a reasonable cost and overall business performance, which variables are difficult to project and are subject to a high level of uncertainty and volatility;

•	fluctuations in the price of Inteliquent common stock that undermine investor confidence and impact the Company’s ability to execute its long-term strategic plans; and

•	other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

•	The fact that GTCR and Onvoy did not require management participation in the merger as a condition to executing the merger agreement.

•	The terms and conditions of the merger agreement and related transaction documents, including:

•	the Company’s right, subject to certain conditions, to, for a period of 30 days from the date of the Merger Agreement, (A) solicit, initiate and knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its subsidiaries, in each case pursuant to (but only pursuant to) one or more acceptable confidentiality agreements) any inquiries regarding, or the making of any proposal or offer that could constitute, an alternative proposal and (B) continue, enter into and maintain discussions or negotiations with respect to alternative proposals or other proposals that could lead to alternative proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations;

•	the Board’s right to terminate the Merger Agreement in specified circumstances relating to a superior proposal, subject to the payment of a termination fee of $26 million (which amount is reduced to $16 million under specified circumstances relating to the “go shop” period), as more fully described under “The Merger Agreement—Termination Fees” on page 82 of this proxy statement;

•	the absence of a financing condition in the merger agreement;

•	the fact that Onvoy and Merger Sub have obtained committed debt and equity financing for the merger, as well as the limited number and nature of the conditions to the debt and equity financing; and

•	the right of the Company, in the event of any breach by Onvoy or Merger Sub of any of its respective representations, warranties, covenants or agreements in the merger agreement that gives rise to a failure of Onvoy or Merger Sub, as applicable, to fulfill a closing condition under the merger agreement, to terminate the merger agreement and to receive from Onvoy a termination fee of $50 million, as more fully described under “The Merger Agreement—Termination Fees” on page 82 of this proxy statement.

•	The availability of appraisal rights for the Company’s stockholders who properly exercise their rights under Delaware law, which gives these stockholders the ability to seek and be paid a judicially determined appraisal of the “fair value” of their shares of Inteliquent common stock.

•	The likelihood of obtaining required regulatory approvals.

•	The ability of the Company’s stockholders to obtain value for a portion of the synergies of the combination of the Company with Onvoy through a premium to the market price of Inteliquent common stock.

•	The financial analyses reviewed and discussed with the Board by Perella Weinberg Partners, as well as the oral opinion of Perella Weinberg Partners rendered to the Board on October 31, 2016 and confirmed on November 2, 2016 (which was subsequently memorialized in writing by delivery of Perella Weinberg Partners’ written opinion to the Board dated the same date) as to the fairness from a financial point of view to the holders of Inteliquent common stock (other than excluded shares, dissenting shares and Company restricted stock awards) of the merger consideration to be received by such holders in the merger pursuant to the merger agreement.

In the course of its deliberations, the Board also considered certain risks and other potentially negative factors concerning the merger, including:

•	If the merger is completed, the Company’s stockholders will no longer hold an interest in the Company and will not participate in any potential future earnings or growth of the Company;

•	The merger may not be completed for a variety of reasons, including the failure of one or more closing conditions to be satisfied;

•	Although the Board does not believe that the terms of the merger agreement would preclude a person interested in making a superior proposal from doing so, or preclude the Board from evaluating such a proposal, certain provisions of the merger agreement, including the provisions providing GTCR and Onvoy matching rights and the termination fee payable by the Company, may have the effect of discouraging the submission of alternative proposals;

•	The merger agreement places certain restrictions on the conduct of the Company’s business during the pendency of the merger and these covenants may limit the Company’s ability to pursue business opportunities that may arise or take other actions it may otherwise wish to take during the pendency of the merger;

•	The directors and executive officers of the Company may have potential interests in the merger that are different from, or in addition to, the interests of the Company’s stockholders generally; and

•	The merger will have an impact on the Company’s stockholders for U.S. federal income tax purposes, as described under “Certain Material U.S. Federal Income Tax Considerations” beginning on page 84 of this proxy statement.

•	Under the merger agreement, the Company is required to pay a termination fee to GTCR and Onvoy if the Merger Agreement is terminated by GTCR and Onvoy or the Company, as applicable, under specified circumstances.

After discussion of various matters, including those described above, the Board unanimously concluded that (i) the merger agreement and the transactions contemplated thereby were advisable and fair to, and in the best interests of, the Company and its stockholders and (ii) the consideration to be paid by GTCR and Onvoy as contemplated by the merger agreement was the best value reasonably available to the Company’s stockholders.

The foregoing discussion of the information and factors considered by the Board includes the material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors.

Opinion of the Company’s Financial Advisor

The Company retained Perella Weinberg Partners LP (“Perella Weinberg Partners”) to act as its financial advisor in connection with the merger. Perella Weinberg Partners, as part of its investment banking business, is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, leveraged buyouts and other transactions as well as for corporate and other purposes.

As part of the engagement, the Board requested that Perella Weinberg Partners evaluate the fairness from a financial point of view to holders of Inteliquent common stock (other than shares of Inteliquent common stock held in the treasury of the Company, owned by the Company or any of its wholly owned subsidiaries or owned by Parent or any of its wholly owned subsidiaries (including Merger Sub) (“excluded shares”), shares of Inteliquent common stock for which the holder thereof (i) has not voted in favor of the merger or consented to it in writing and (ii) has demanded the appraisal of such shares in accordance with, and has complied in all respects with, the DGCL (“dissenting shares”) and Company restricted stock awards) of the merger consideration to be received by such holders in the merger. Perella Weinberg Partners rendered its oral opinion to the Board on October 31, 2016 and reaffirmed its oral opinion to the Board on November 2, 2016, which was subsequently confirmed in writing, that, as of November 2, 2016 and based upon and subject to the various assumptions and limitations set forth therein, the merger consideration to be received by the holders of Inteliquent common stock (other than excluded shares, dissenting shares and restricted stock awards) in the merger was fair from a financial point of view to such holders.

The full text of Perella Weinberg Partners’ written opinion, dated November 2, 2016, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg Partners, is attached to this proxy statement as Annex B and is incorporated by reference herein. Inteliquent stockholders are urged to read Perella Weinberg Partners’ opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the opinion. Perella Weinberg Partners provided its opinion for the information and assistance of the Board (in its capacity as such) in connection with, and for the purposes of its evaluation of, the merger. The opinion was not intended to be and does not constitute a recommendation to the Board or to any other persons in respect of the merger, including any holder of Inteliquent common stock as to how such holder should vote, make any election or otherwise act with respect to the merger or any other matter. The opinion does not in any manner address the prices at which Inteliquent common stock will trade at any time. In addition, Perella Weinberg Partners expressed no opinion as to the fairness of the merger to, or any consideration received in connection with the merger by, the holders of any other class of securities, creditors or other constituencies of the Company.

In arriving at its opinion, Perella Weinberg Partners, among other things:

•	reviewed certain publicly available financial statements and other business and financial information with respect to the Company, including equity research analyst reports;

•	reviewed the Company Forecasts, as described in the section titled “Certain Prospective Financial Information” beginning on page 48 of this proxy statement, and other financial and operating data relating to the business of the Company, in each case, prepared and furnished to Perella Weinberg Partners by Company senior management;

•	discussed the past and current operations, financial condition and prospects of the Company with Company senior management;

•	compared the financial performance of the Company with that of certain publicly-traded companies which Perella Weinberg Partners believed to be generally relevant and reviewed the current and historical market prices of Inteliquent common stock and certain publicly-traded securities of such other companies;

•	compared the financial terms of the merger with the publicly available financial terms of certain transactions which Perella Weinberg Partners believed to be generally relevant;

•	reviewed historical premiums paid for securities of certain publicly-traded companies in certain transactions which Perella Weinberg Partners believed to be generally relevant;

•	reviewed a draft merger agreement, dated November 2, 2016; and

•	conducted such other financial studies, analyses and investigations, and considered such other factors, as Perella Weinberg Partners deemed appropriate.

In arriving at its opinion, Perella Weinberg Partners assumed and relied upon, without independent verification, the accuracy and completeness of all of the information publicly available, and all of the financial and other information supplied or made available to, discussed with, or otherwise reviewed by Perella Weinberg Partners, and Perella Weinberg Partners assumed no liability therefor. Perella Weinberg Partners did not independently verify any such information or its accuracy or completeness and, pursuant to its engagement letter with the Company, Perella Weinberg Partners did not assume any obligation to undertake any such independent verification. Perella Weinberg Partners further relied upon the assurances of Company senior management and assumed that, to the best of Company senior management’s knowledge, the information furnished by Company senior management for the purposes of Perella Weinberg Partners’ analysis was true and correct in all material respects and did not contain any material misstatement of fact or omit to state any material fact necessary to make the statements contained therein not misleading. With respect to the Company Forecasts, Perella Weinberg was advised by Company senior management, and assumed, with the Board’s consent, that they had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Company senior management as to the future financial performance of the Company and the other matters covered thereby, and Perella Weinberg Partners expressed no view as to such Company Forecasts or the assumptions on which they were based.

In arriving at its opinion, Perella Weinberg Partners did not make any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, nor was Perella Weinberg Partners furnished with any such valuations or appraisals, nor did Perella Weinberg Partners assume any obligation to conduct, nor did Perella Weinberg Partners conduct, any physical inspection of the properties or facilities of the Company. In addition, Perella Weinberg Partners did not evaluate the solvency of any party to the merger agreement, including under any state or federal laws relating to bankruptcy, insolvency or similar matters. Perella Weinberg Partners assumed that, in all respects material to its analysis, the representations and warranties of each party contained in the merger agreement were true and correct, the final merger agreement would not differ in any material respect relevant to Perella Weinberg Partners’ opinion from the draft merger agreement reviewed by it and that the merger would be consummated in accordance with the terms set forth in the merger agreement, without material modification or waiver. In addition, Perella Weinberg Partners assumed that in connection with the receipt of all the necessary approvals of the merger, no delays, limitations, conditions or restrictions would be imposed that could have an adverse effect on the contemplated benefits expected to be derived in the proposed merger in any way meaningful for Perella Weinberg Partners’ analysis. Perella Weinberg Partners relied as to all legal matters relevant to rendering its opinion upon the advice of counsel.

Perella Weinberg Partners’ opinion addressed only the fairness from a financial point of view, as of the date thereof, of the merger consideration to be received by the holders of Inteliquent common stock (other than excluded shares, dissenting shares and Company restricted stock awards) pursuant to the merger agreement. Perella Weinberg Partners was not asked to offer, and it did not offer, any opinion as to any other term of the merger agreement, any other document contemplated by or entered into in connection with the merger agreement, the form or structure of the merger or the likely timeframe in which the merger would be consummated. In addition, Perella Weinberg Partners expressed no opinion as to the fairness of the amount, if any, or nature of any compensation to be received by any officers, directors or employees of any parties to the merger, or any class of such persons, whether relative to the merger consideration to be received by the holders of Inteliquent common stock pursuant to the merger agreement or otherwise. Perella Weinberg Partners did not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the merger agreement or any other related document, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which it understood the Company had received such advice as the Company deemed necessary from qualified professionals. Perella Weinberg Partners’ opinion did not address the underlying business decision of the Company to enter into the merger or the relative merits of the merger as compared with any other strategic alternative which may have been available to the Company. In arriving at Perella Weinberg Partners’ opinion, Perella Weinberg Partners was not authorized to solicit, and did not solicit, interest from any third party with respect to the acquisition of any or all of the Inteliquent common stock or any business combination or other extraordinary transaction involving the Company.

Perella Weinberg Partners’ opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion and as could be evaluated on the date of its opinion. It should be understood that subsequent developments may affect Perella Weinberg Partners’ opinion and the assumptions used in preparing it, and Perella Weinberg Partners does not have any obligation to update, revise, or reaffirm its opinion. The issuance of Perella Weinberg Partners’ opinion was approved by a fairness opinion committee of Perella Weinberg Partners.

Summary of Material Financial Analyses

The following is a summary of the material financial analyses performed by Perella Weinberg Partners and reviewed by the Board in connection with Perella Weinberg Partners’ opinion relating to the merger and does not purport to be a complete description of the financial analyses performed by Perella Weinberg Partners. The order of analyses described below does not represent the relative importance or weight given to those analyses by Perella Weinberg Partners. Some of the summaries of the financial analyses provided below include information presented in tabular format. In order to fully understand Perella Weinberg Partners’ analyses, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Perella Weinberg Partners’ analyses. Considering the data in the tables below without considering the full description of the analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Perella Weinberg Partners’ analyses.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 28, 2016 and is not necessarily indicative of current market conditions.

Valuation Analyses

Selected Publicly-Traded Companies Analysis. Perella Weinberg Partners reviewed and compared certain financial information of the Company to corresponding financial information, market trading data and valuation multiples of certain selected publicly-traded companies. Using publicly available information, Perella Weinberg Partners calculated and compared, for each selected company, the ratio (the “EV/2016E EBITDA Multiple”) of its enterprise value (based on such company’s closing share price as of October 28, 2016) to its calendar year 2016 estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”). The following table summarizes the results of this review:

Selected Publicly-Traded Company	EV/2016E EBITDA Multiple
CenturyLink, Inc.	5.5x
Frontier Communications Corp.	5.6x
Windstream Holdings, Inc.	4.4x
Consolidated Communications Holdings, Inc.	8.0x
FairPoint Communications, Inc.	5.3x
CSG Systems International, Inc.	8.6x
Synchronoss Technologies, Inc.	9.8x

Based on the results of this analysis and its professional judgment and experience, Perella Weinberg Partners selected an EV/2016E EBITDA Multiple range of 5.5x to 6.5x and applied this range to Company senior management’s estimated EBITDA of the Company for calendar year 2016, as included in the Company Forecasts.

From this analysis, Perella Weinberg Partners derived an indicative implied price per share range for shares of Inteliquent common stock, as compared to the merger consideration, as set forth in the following table:

Implied Price Per Share Range	Merger Consideration
$15.21 — $17.32	$23.00

Selected Precedent Transactions Analysis. Perella Weinberg Partners reviewed and analyzed the financial terms of selected precedent transactions. Using publicly available information, Perella Weinberg Partners calculated, for each selected precedent transaction, the implied enterprise value in the transaction as a multiple of EBITDA (the “EV/LTM EBITDA Multiple”) over the last twelve months publicly reported prior to the announcement of the transaction. The following table summarizes the results of this review:

Announcement Date	Acquiror	Target	EV/ LTM EBITDA Multiple
February 2015	Frontier Communications Corp.	Verizon Communications, Inc. - FL, TX, CA	6.2x
April 2014	Birch Communications, Inc.	Cbeyond, Inc.	4.6x
December 2013	Frontier Communications Corp.	AT&T, Inc. - CT	N/A
July 2013	AT&T, Inc.	Leap Wireless International, Inc.	7.7x
December 2012	Siris Capital Group, LLC	TNS, Inc.	6.7x
October 2012	T-Mobile US, Inc.	MetroPCS Communications, Inc.	5.6x
August 2011	Windstream Corp.	PAETEC Holding Corp.	6.3x
December 2010	EarthLink, Inc.	One Communications Corp.	5.1x
October 2010	Carlyle Group L.P.	Syniverse Holdings, Inc.	11.1x
October 2010	EarthLink, Inc.	ITC^Deltacom, Inc.	6.1x
September 2010	PAETEC Holding Corp.	Cavalier Telephone Corp.	5.1x
November 2009	Windstream Corp.	NuVox, Inc.	5.6x
September 2009	Windstream Corp.	Lexcom, Inc.	5.9x
May 2009	Frontier Communications Corp.	New Communications Holdings, Inc.	4.5x
May 2009	Windstream Corp.	D&E Communications, Inc.	5.2x

Based on the results of this analysis and its professional judgment and experience, Perella Weinberg Partners selected and applied a multiple range of 6.0x to 9.0x to Company senior management’s estimated calendar year 2016 EBITDA of the Company, as included in the Company Forecasts. From this analysis, Perella Weinberg Partners derived an indicative implied price per share range for shares of Inteliquent common stock, as compared to the merger consideration as set forth in the following table:

Implied Price Per Share Range	Merger Consideration
$16.27— $22.58	$23.00

Sum-of-the-Parts Discounted Cash Flow Analysis. Perella Weinberg Partners performed a discounted cash flow analysis of the Company on a sum-of-the-parts basis, separately conducting a discounted cash flow analysis of Inteliquent’s core business and Inteliquent’s Next Gen business. Discounted cash flow analysis is a valuation methodology used to derive a valuation of a company by calculating the present value of its estimated future cash flows. “Future cash flows” refers to projected unlevered free cash flows (calculated, beginning with EBITDA, by adding other income, subtracting taxes and capital expenditures and adjusting for changes in working capital, other investments, deferred taxes and other items) of a company. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts to a specific point in time by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, capital structure, income taxes, expected returns and other appropriate factors.

For each of Inteliquent’s core business and Inteliquent’s Next Gen business, Perella Weinberg Partners calculated the implied enterprise value as the sum of (i) the net present value of Company senior management’s estimated future cash flows of such business during the six months ending December 31, 2016 and during the complete calendar years 2017 through 2021, as included in the Company Forecasts, and (ii) the net present value of the terminal value of such business at the end of calendar year 2021.

For Inteliquent’s core business, Perella Weinberg Partners calculated the terminal value by applying a perpetual growth rate range of (0.50%) – 0.50% to Company senior management’s estimated future cash flows of Inteliquent’s core business for calendar year 2021. Such perpetual growth rates were selected based on Perella Weinberg Partners’ understanding of the business of Inteliquent’s core business based on discussions with Company senior management. Perella Weinberg Partners then calculated the net present values of the future cash flows and terminal value of Inteliquent’s core business by applying a discount rate range of 7.75% – 8.75% (which was selected based upon an analysis of the cost of capital of Inteliquent’s core business), yielding an enterprise value range of $288 million to $354 million for Inteliquent’s core business.

For Inteliquent’s Next Gen business, Perella Weinberg Partners calculated the terminal value by applying an exit multiple range of 8.0x to 12.0x to Company senior management’s estimated EBITDA of Inteliquent’s Next Gen business for calendar year 2021. Such exit multiples were selected based upon Perella Weinberg Partners’ view of appropriate valuation multiples for Inteliquent’s Next Gen business based on the current state of the market for companies comparable to Inteliquent’s Next Gen business. Perella Weinberg Partners then calculated the net present values of the future cash flows and terminal value of Inteliquent’s Next Gen business by applying a discount rate range of 15.00% – 20.00% (which was selected based upon an assessment of appropriate cost of capital for an early stage business comparable to Inteliquent’s Next Gen business), yielding an enterprise value range of $66 million to $129 million for Inteliquent’s Next Gen business.

Perella Weinberg Partners then calculated the implied equity value range of the Company by adding (i) the enterprise value range of each of Inteliquent’s Core business and Inteliquent’s Next Gen business and (ii) the net cash of the Company as of June 30, 2016 per Company senior management’s guidance. From this analysis, Perella Weinberg Partners derived an indicative implied price per share range for shares of Inteliquent common stock, as compared to the merger consideration as set forth in the following table:

Implied Price Per Share Range	Merger Consideration
$13.71 — $17.38	$23.00

Other Analyses

The analyses and data described below were presented to the Board for reference purposes only and did not provide the basis for the rendering of Perella Weinberg Partners’ opinion.

52-Week High / Low Trading Prices. Perella Weinberg Partners reviewed the range of trading prices of shares of Inteliquent common stock for the 52 weeks ended on October 28, 2016. Perella Weinberg Partners observed that, during such period, the closing share price of Inteliquent common stock ranged from $14.66 per share to $20.89 per share, as compared to the merger consideration of $23.00 per share.

Trading Range Since Q2 2016 Earnings. Perella Weinberg Partners reviewed the range of trading prices of shares of Inteliquent common stock for the period from August 2, 2016 (the date on which the Company announced its second quarter 2016 earnings) to October 28, 2016. Perella Weinberg Partners observed that, during such period, the closing share price of Inteliquent common stock ranged from $15.26 per share to $16.99 per share, as compared to the merger consideration of $23.00 per share.

Research Analyst Price Targets. Perella Weinberg Partners reviewed selected equity research analyst projected price targets for Inteliquent common stock based on published, publicly available Wall Street equity research reports. Perella Weinberg Partners observed that such price targets ranged from $20.00 per share to $24.00 per share, as compared to the merger consideration of $23.00 per share.

Precedent Premia Paid Analysis. Using publicly available information, Perella Weinberg Partners reviewed the premium paid in each of 35 selected acquisitions of publicly-traded companies announced during the two-year period ending on October 28, 2016 where the transaction value was between $500 million and $1 billion and cash accounted for at least 50% of the acquisition consideration. Using publicly available information, Perella Weinberg Partners calculated, for each selected transaction, the premium of the acquisition price to the target company’s 30 day volume-weighted average closing stock price at the unaffected date of the transaction, and analyzed these premia paid. Based on the results of this analysis, Perella Weinberg Partners applied a premium range of 31% to 43% to the Inteliquent common stock’s 30-day volume-weighted average closing price of $16.25 as of October 28, 2016. This analysis resulted in an indicative implied price per share range for Inteliquent common stock of approximately $21.28 to $23.23 per share, as compared to the merger consideration of $23.00 per share.

Miscellaneous

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth herein, without considering the analyses or the summary as a whole could create an incomplete view of the processes underlying Perella Weinberg Partners’ opinion. Perella Weinberg Partners may have considered various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should therefore not be taken to be Perella Weinberg Partners’ view of the value of the Company. In arriving at its fairness determination, Perella Weinberg Partners considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered. Rather, Perella Weinberg Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. The companies selected for comparison to the Company were chosen because they are publicly-traded companies with operations and businesses that, for purposes of Perella Weinberg Partners’ analysis, may be considered similar to those of the Company. The transactions selected for comparison to the merger were similarly chosen because their participants, size and other factors, for purposes of Perella Weinberg Partners’ analysis, may be considered similar to the merger. However, no company or transaction used in the analyses described herein as a comparison is directly comparable to the Company, Parent or the merger, and certain of the companies or transactions selected may have characteristics that are materially different from those of the Company or the merger. Accordingly, the analyses cannot be limited to a quantitative review of the results of the comparisons and necessarily involve complex considerations and judgments concerning differences in the business, financial and operational characteristics and prospects of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the merger.

Perella Weinberg Partners prepared the analyses described herein for the purposes of providing its opinion to the Board as to the fairness from a financial point of view, as of the date of such opinion, of the merger consideration to be received by holders of Inteliquent common stock (other than excluded shares, dissenting shares and Company restricted stock awards). These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Perella Weinberg Partners’ analyses were based in part upon the Company Forecasts and other third-party research analyst estimates, which are not necessarily indicative of actual future results, and which may be significantly more or less favorable than suggested by Perella Weinberg Partners’ analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties to the merger agreement or their respective advisors, none of the Company, Parent, Perella Weinberg Partners or any other person assumes responsibility if future results are materially different from those forecasted by Company senior management or third parties.

Perella Weinberg Partners was not asked to, and did not recommend the specific consideration to the Inteliquent stockholders provided for in the merger agreement, which consideration was determined through arms-length negotiations between the Company and Parent. Perella Weinberg Partners did not recommend any specific amount of consideration to Inteliquent stockholders or the Board or that any specific amount of consideration constituted the only appropriate consideration for the merger.

Pursuant to the terms of the engagement letter between Perella Weinberg Partners and the Company, dated September 12, 2016, the Company agreed to pay Perella Weinberg Partners $3 million upon the delivery of Perella Weinberg Partners’ opinion and execution of the merger agreement, and has agreed to pay Perella Weinberg Partners an additional transaction fee that is currently estimated to be approximately $5.9 million upon the closing of the merger. Further, the Company may, at its sole discretion, pay Perella Weinberg Partners a $1.5 million incentive fee upon consummation of the merger. In addition, the Company agreed to reimburse Perella Weinberg Partners for its reasonable out-of-pocket expenses, including attorneys’ fees and disbursements, and to indemnify Perella Weinberg Partners and related persons for certain liabilities and other items that may arise out of its engagement by the Company and the rendering of its opinion. None of these payments affected Perella Weinberg Partners’s analysis or opinion.

During the two-year period prior to the date hereof, Perella Weinberg Partners provided financial advisory services to a portfolio company of GTCR, an affiliate of Parent, for which compensation of less than $2 million was received by Perella Weinberg Partners. During such period, neither Perella Weinberg Partners nor its affiliates have had any other relationships with the Company, Parent or GTCR or the funds it manages for which compensation was received or is intended to be received by Perella Weinberg Partners or its affiliates. Perella Weinberg Partners and its affiliates may in the future provide investment banking and other financial services to the Company, Parent, GTCR or the funds it manages and their respective affiliates and in the future may receive compensation for the rendering of such services. In the ordinary course of their business activities, Perella Weinberg Partners or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for their own accounts or the accounts of customers or clients, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of the Company, Parent, GTCR or the funds it manages or any of their respective affiliates.

Certain Prospective Financial Information

Company senior management prepares projections of the Company’s expected financial performance as part of its ongoing management of the business. Other than guidance in connection with its regularly-scheduled earnings releases, these projections are not publicly disclosed as a matter of course due to the inherent unpredictability of the underlying assumptions and estimates. However, the Company is including certain unaudited prospective financial information in this proxy statement to provide Inteliquent stockholders access to a summary of certain nonpublic unaudited prospective financial information that was made available to the Board in connection with its consideration of the merger and the other transactions contemplated by the merger agreement and, in the case of the Company Forecasts (as defined below), was also provided by Company senior management to Perella Weinberg Partners in connection with the rendering of Perella Weinberg Partners’ opinion to the Board and performing its related financial analyses.

In connection with the Board’s review of Inteliquent’s strategic alternatives, including the consideration and evaluation of a potential transaction with Parent, Company senior management prepared and provided to the Board and Perella Weinberg Partners certain unaudited financial projections related to Inteliquent through fiscal year 2021 (the “Company Forecasts”). The Board reviewed the Company Forecasts and discussed them with Company senior management and Perella Weinberg Partners. At the direction of the Board, Perella Weinberg Partners used and relied upon the Company Forecasts in connection with its financial analyses for purposes of its opinion, as summarized in “—Opinion of the Company’s Financial Advisor” beginning on page 41 of this proxy statement. The Company Forecasts were not prepared with a view toward public disclosure and reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and frequent revisions based on actual results and business developments.

Previously, in connection with the Board’s initial evaluation of a potential transaction with Parent and prior to the preparation of the Company Forecasts, a separate initial set of unaudited preliminary financial projections related to Inteliquent were made available to the Board and subsequently revised to reflect senior management’s ongoing review of the business. Prior to the Board’s commencement of substantive deliberations for a potential transaction with Parent and at the direction of the Board, such preliminary projections were further revised to reflect senior management’s then latest view of the business (such revised preliminary projections, the “Preliminary Projections”). With respect to Inteliquent’s core business, the Preliminary Projections consisted of (i) preliminary projections for fiscal years 2016 and 2017 prepared by Company senior management and (ii) projections for fiscal years 2018 through 2021 developed by Perella Weinberg Partners, in consultation with Company senior management and at the direction of the Board, by extrapolating from the fiscal year 2016 and 2017 projections based on certain growth and margin assumptions approved by Company senior management. With respect to Inteliquent’s Next Gen business, the Preliminary Projections consisted of preliminary projections for fiscal years 2016 through 2021 prepared by Company senior management. The Preliminary Projections were superseded by the subsequent Company Forecasts, which at the time they were prepared reflected senior management’s best currently available estimates and good faith judgments as to the future financial performance of Inteliquent. Accordingly, the Board did not use or rely upon the Preliminary Projections for its final evaluation of the merger. At the Board’s direction, Perella Weinberg Partners did not use or rely upon the Preliminary Projections to perform its financial analyses for purposes of its opinion.

The Company Forecasts and the Preliminary Projections were made available to the Board and Perella Weinberg Partners, and the Company Forecasts were used and relied upon by Perella Weinberg Partners in connection with its financial analyses for its opinion. The Preliminary Projections and the Company Forecasts, in each case for fiscal years 2016 and 2017 only, were also provided to Parent in connection with its consideration of the potential transaction. For these reasons, Inteliquent has elected to summarize the Company Forecasts and the Preliminary Projections in this proxy statement.

The Company’s internal financial forecasts, like the Company Forecasts and the Preliminary Projections, and the assumptions upon which the Company Forecasts and the Preliminary Projections were based, are subjective in many respects and thus subject to interpretation. Although presented with numerical specificity, the Company Forecasts and the Preliminary Projections are forward-looking statements and are based upon a variety of estimates and numerous assumptions made by Company senior management with respect to, among other matters, industry performance, general business, economic, market and financial conditions and other matters, including the factors described under “Special Note Regarding Forward-Looking Statements” beginning on page 19 of this proxy statement and other risk factors described in the Company’s filings with the SEC, many of which are difficult to predict, are inherently uncertain, are beyond the Company’s control, are subject to significant economic and competitive uncertainties and may not reflect current prospects for the Company’s business, changes in general business, economic, market and financial conditions and other matters, transactions or events that have occurred or that may occur and that were not anticipated when the Company Forecasts and the Preliminary Projections were prepared.

In addition, since the Company Forecasts and the Preliminary Projections cover multiple years, such information by its nature becomes less reliable with each successive year. As a result, there can be no assurance that the estimates and assumptions made in preparing the Company Forecasts and the Preliminary Projections will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. In addition, the Company Forecasts and the Preliminary Projections do not take into account the merger or any of the other transactions contemplated by the merger agreement that might also cause actual results to differ materially. The Company’s stockholders are urged to review the Company’s most recent filings with the SEC for a description of the Company’s reported results of operations and financial condition during the fiscal year ended December 31, 2015 and for the first three quarters of 2016.

The Company Forecasts and the Preliminary Projections are not intended to comply with, and include financial metrics that were not prepared in accordance with, United States Generally Accepted Accounting Principles (“GAAP”), the published guidelines of the SEC regarding financial projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled measures used by other companies. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the Company Forecasts and the Preliminary Projections. Accordingly, neither the Company’s independent registered public accounting firm nor any other public accounting firm expresses an opinion or any other form of assurance with respect to the Company Forecasts and the Preliminary Projections. Reports by the Company’s independent registered public accounting firm that have been incorporated by reference into this proxy statement relate solely to the Company’s historical financial information. They do not extend to the prospective financial information and should not be read to do so.

The Company does not as a matter of course make public projections as to future sales, earnings, or other results. However, the management of the Company has prepared the prospective financial information set forth in this proxy statement for the reasons described above. The prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of the Company. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and Inteliquent’s stockholders and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.

Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The presentation of “EBITDA” in the Preliminary Projections and the Company Forecasts presented to the Board, and utilized by Perella Weinberg Partners in the case of the Company Forecasts for purposes of its opinion is defined as net income before (a) interest expense, (b) net income tax expense and (c) depreciation and amortization. This presentation of “EBITDA” may differ from presentations of “EBITDA” by other companies or in other contexts. In addition, the Company’s presentation of “Adjusted EBITDA” may also differ. For example, the Company’s presentation of “Adjusted EBITDA” in its regularly-scheduled earnings release for the nine-months ended September 30, 2016 is defined as “EBITDA” as further adjusted to eliminate non-cash share-based compensation and legal fees associated with the Company’s acquisition of Shopety, Inc.

In addition to the Company presenting Parent with “EBITDA” from the Preliminary Projections and the Company Forecasts for the fiscal years 2016 and 2017, the Company also provided to Parent “Adjusted EBITDA,” which included an add-back for stock-based compensation expenses and legal fees associated with the Company’s acquisition of Shopety, Inc.

No one has made or makes any representation regarding the information included in the Company Forecasts and the Preliminary Projections. Inteliquent stockholders and other readers of this proxy statement are cautioned not to rely unduly, if at all, on the Company Forecasts and the Preliminary Projections. Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or effects, may have changed since the date the Company Forecasts and the Preliminary Projections were prepared. The Company has not updated or otherwise revised, and does not intend to update or otherwise revise, the Company Forecasts and the Preliminary Projections to reflect circumstances existing after the date when prepared or to reflect the occurrence or non-occurrence of events after the date when prepared, even if any or all of the assumptions on which the Company Forecasts and the Preliminary Projections were based are shown to be inaccurate. The Company has made no representation to Parent or Merger Sub in the merger agreement or otherwise concerning the Company Forecasts and the Preliminary Projections. Subject to the foregoing qualifications, set forth below are summaries of the Company Forecasts and the Preliminary Projections, respectively.

Company Forecasts

	6 Months Ending December 31, 2016	Fiscal Years Ending December 31,
		2017E	2018E	2019E	2020E	2021E
Revenue
Inteliquent Core	$192	$387	$374	$371	$376	$381
Inteliquent Next Gen	$5	$31	$47	$65	$88	$104
Inteliquent Core + Inteliquent Next Gen	$197	$419	$421	$436	$464	$485
EBITDA(1)
Inteliquent Core	$40	$75	$67	$60	$59	$58
Inteliquent Next Gen	($2)	($1)	$3	$9	$17	$24
Inteliquent Core + Inteliquent Next Gen	$38	$73	$69	$69	$76	$81
Capital Expenditure
Inteliquent Core	$14	$21	$20	$18	$17	$15
Inteliquent Next Gen	$2	$5	$5	$7	$8	$9
Inteliquent Core + Inteliquent Next Gen	$16	$26	$25	$24	$25	$24

Estimated Fiscal Year Ending December 31, 2016
EBITDA(1)
Inteliquent Core + Inteliquent Next Gen	$74

Note: Dollars in millions; rounded to the nearest million.

(1)	EBITDA is defined as net income before (a) interest expense, (b) net income tax expense and (c) depreciation and amortization.

Preliminary Projections

	6 Months Ending December 31, 2016	Fiscal Year Ending December 31,
		2017E	2018E	2019E	2020E	2021E
Revenue
Inteliquent Core	$192	$387	$386	$381	$376	$368
Inteliquent Next Gen	$5	$31	$47	$65	$88	$104
Inteliquent Core + Inteliquent Next Gen	$197	$419	$433	$446	$465	$472
EBITDA(1)
Inteliquent Core	$40	$75	$76	$77	$78	$78
Inteliquent Next Gen	($2)	($1)	$3	$9	$17	$24
Inteliquent Core + Inteliquent Next Gen	$38	$73	$79	$86	$96	$102
Capital Expenditure
Inteliquent Core	$14	$21	$21	$19	$17	$15
Inteliquent Next Gen	$2	$5	$5	$7	$8	$9
Inteliquent Core + Inteliquent Next Gen	$16	$26	$27	$26	$25	$24

Note: Dollars in millions; rounded to the nearest million.

(1)	EBITDA is defined as net income before (a) interest expense, (b) net income tax expense and (c) depreciation and amortization.

Interests of the Company’s Directors and Executive Officers in the Merger

In considering the recommendation of our Board with respect to the merger agreement and the merger, you should be aware that the Company’s executive officers and directors have economic interests in the merger that are different from, or in addition to, those of Inteliquent stockholders generally. These interests may create potential conflicts of interest. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in reaching its decision to approve, and declare advisable, fair to and in the best interests of the Company and its stockholders, the merger agreement and the merger. These material interests are summarized below.

•	the receipt of payments and benefits by executive officers under individual employment agreements that were in place prior to the execution of the merger agreement upon certain types of terminations of employment that may occur in connection with the merger;

•	the full accelerated vesting of Inteliquent equity awards upon the effective time of the merger consistent with the terms of the merger agreement; and

•	continued indemnification rights in favor of directors and officers of the Company.

Treatment of Shares and Outstanding Equity Awards

With respect to shares of Inteliquent common stock that the Company’s directors and executive officers beneficially own, the Company’s directors and executive officers will receive the same cash consideration per share on the same terms and conditions as the other Inteliquent stockholders.

Inteliquent equity awards outstanding immediately prior to the effective time of the merger will generally be subject to the following treatment, unless otherwise agreed to by the parties:

•	each Inteliquent stock option that is outstanding and unexercised immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock issuable upon exercise of such Inteliquent stock option immediately prior to the effective time of the merger and (2) the excess, if any, of $23.00 over the per share exercise price of such Inteliquent stock option; provided that if the exercise price of an Inteliquent stock option is equal to or exceeds the merger consideration, such Inteliquent stock option shall be cancelled and terminated at the effective time without payment or consideration therefor and the holder of such Inteliquent stock option shall cease to have any rights whatsoever with respect thereto;

•	each restricted stock award that is outstanding and unvested immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock underlying such award and (2) $23.00; and

•	each Inteliquent performance stock unit that is outstanding and unvested immediately prior to the effective time of the merger will, at the effective time of the merger, become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock subject to such performance stock unit as of immediately prior to the effective time of the merger (calculating such number of shares that will be received by an employee based upon the achievement of the applicable total shareholder return performance target through and including the closing of the merger, including payments of the aggregate merger consideration plus accrued dividends, all as set forth in the applicable grant agreement, and with such shares being prorated for the number of days from the commencement of the performance period through and including the closing date of the merger compared to the total number of days in the performance period) and (2) $23.00.

Holders of Inteliquent equity awards at the effective time of the merger will cease to have any rights with respect to such awards other than the rights to receive the payments described above.

Summary of Share and Equity Award Payments

The following table sets forth the approximate amount of the payments that each of the Company’s directors and executive officers is entitled to receive in connection with the consummation of the merger pursuant to their shares and equity awards held as of November 29, 2016, assuming for purposes of this table the merger is completed as of March 31, 2017.

Name	Shares Held (#)(1)	Value of Shares Held ($)	Shares Underlying Vested Stock Options (#)	Value of Shares Underlying Vested Stock Options ($) (2)	Shares Underlying Stock Options Accelerating in Connection with the Transaction (#) (3)	Value of Shares Underlying Accelerating Stock Options ($) (3)	Shares Underlying Performance Stock Units Accelerating in Connection with the Transaction (#) (4)	Value of Accelerating Performance Share Units ($) (5)	Aggregate Value for Equity ($)
Executive Officers
Kurt J. Abkemeier(6)	25,962	597,126	—	—	—	—	—	—	597,126
John T. Bullock	43,590	1,002,570	71,869	658,069	12,059	84,416	9,885	227,349	1,972,404
Eric R. Carlson	6,159	141,657	17,841	43,817	947	8,656	—	—	194,130
Matthew Carter, Jr.	47,496	1,092,397	18,456	95,584	55,371	283,767	31,883	733,309	2,205,057
G. Edward Evans(7)	—	—	—	—	—	—	—	—	—
John R. Harrington	15,286	351,567	23,323	372,675	9,832	70,118	8,231	189,325	983,685
Richard L. Monto	55,465	1,275,684	197,806	1,533,476	10,858	76,499	8,818	202,820	3,088,479
Michelle R. Owczarzak	32,160	739,680	1,653	10,282	4,959	30,845	2,833	65,150	845,957
John M. Schoder	48,278	1,110,394	6,895	48,840	11,456	77,211	11,621	267,292	1,503,737
Brett A. Scorza	44,433	1,021,959	78,527	720,326	12,059	84,416	9,885	227,349	2,054,050
Non-Employee Directors
Joseph A. Beatty	35,862	824,826	7,879	37,504	10,134	70,735	—	—	933,065
Edward M. Greenberg	12,198	280,554	—	—	—	—	—	—	280,554
James P. Hynes	119,844	2,756,412	—	—	—	—	—	—	2,756,412
Lawrence M. Ingeneri	97,873	2,251,079	—	—	—	—	—	—	2,251,079
Timothy A. Samples	19,488	448,224	—	—	—	—	—	—	448,224
Rian J. Wren	79,930	1,838,390	209,451	556,045	—	—	—	—	2,394,435
Lauren F. Wright	18,683	429,709	—	—	—	—	—	—	429,709
All of our current directors and executive officers as a group (17 persons)	702,706	16,162,228	633,700	4,253,940	127,675	786,663	83,156	1,912,594	23,115,425

(1)	Includes (1) shares of common stock, (2) restricted stock awards, which, unless otherwise agreed to by the parties, will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of the total number of shares of Inteliquent common stock underlying such award multiplied by $23.00 and (3) shares underlying currently unvested performance stock units for which the performance periods will be completed prior to the consummation of the merger, assuming such performance stock units will vest and convert into common stock at 150% of the target amount plus dividends accrued since the beginning of the performance period. Excludes stock options and unvested performance stock unit awards for which the performance periods will not be completed prior to the consummation of the merger, which are reported in other columns of this table. The breakdown of items included in clauses (1), (2) and (3) for each executive officer and non-employee director of the Company is provided in the table below:

Name	Shares of Common Stock (#)	Shares Underlying Restricted Stock Awards (#)	Shares Underlying Performance Stock Unit Awards Vesting Prior to Consummation of the Merger (#)
Executive Officers
Kurt J. Abkemeier	25,962	—	—
John T. Bullock	11,868	26,655	5,067
Eric R. Carlson	3,186	2,973	—
Matthew Carter, Jr.	10,476	19,361	17,659
G. Edward Evans	—	—	—
John R. Harrington	6,448	4,277	4,561
Richard L. Monto	46,291	4,613	4,561
Michelle R. Owczarzak	8,040	24,120	—
John M. Schoder	15,342	26,349	6,587
Brett A. Scorza	12,711	26,655	5,067
Non-Employee Directors
Joseph A. Beatty	32,741	3,121	—
Edward M. Greenberg	5,956	6,242	—
James P. Hynes	113,602	6,242	—
Lawrence M. Ingeneri	91,631	6,242	—
Timothy A. Samples	13,246	6,242	—
Rian J. Wren	73,688	6,242	—
Lauren F. Wright	12,441	6,242	—

(2)	To estimate the value of payments for each vested Inteliquent stock option held by each executive officer, the Company multiplied (1) the aggregate number of shares of Inteliquent common stock issuable upon the exercise of such stock option by (2) the excess, if any, of $23.00 per share over the per share exercise price of such stock option and rounded such product accordingly.
(3)	Unless otherwise agreed to by the parties, pursuant to the terms of the merger agreement, each Inteliquent stock option that is outstanding and unexercised immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock issuable upon exercise of such Inteliquent stock option immediately prior to the effective time of the merger and (2) the excess, if any, of $23.00 over the per share exercise price of such Inteliquent stock option.
(4)	Unless otherwise agreed to by the parties, pursuant to the terms of the merger agreement, each performance stock unit for which the performance period will not be completed prior to the consummation of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares subject to such performance stock unit as of immediately prior to the effective time of the merger (calculating such number of shares based upon the achievement of the applicable total shareholder return performance target through and including the closing of the merger, including payments of the aggregate merger consideration, all as set forth in the applicable grant agreement, and with such shares being prorated for the number of days from the commencement of the performance period through and including the closing date of the merger compared to the total number of days in the performance period) and (2) $23.00. For purposes of this table, performance stock units were assumed to vest and convert into common stock at 150% of the target amount. Values represent shares underlying such vested performance stock units plus dividends accrued since the beginning of the performance period.
(5)	The value was determined by calculating the number of unvested performance stock units that were assumed to vest and convert into common stock as described in footnote 4 and multiplying such amount by $23.00.
(6)	Mr. Abkemeier resigned as the Company’s Chief Financial Officer on September 16, 2016. Mr. Abkemeier’s holdings are shown as of September 23, 2016, which was his last day with the Company.
(7)	Mr. Evans is the Company’s former Chief Executive Officer. Mr. Evans served in that role until Mr. Carter’s appointment was effective on June 22, 2015. Mr. Evans’ holdings are shown as of March 23, 2016, which is the last date for which the Company has this information.

Severance and Change in Control Provisions of Employment Arrangements

Each of our executive officers other than Mr. Carlson is entitled to certain severance and change in control benefits pursuant to his employment agreement, the material terms of which are described below. Mr. Carlson is not party to an employment agreement but will be covered by the Company’s general severance policy. The merger will constitute a change of control under these agreements.

The employment agreements provide that upon a termination of employment by the Company without cause or a resignation by the executive for good reason, the executive officers are entitled to certain benefits and payments, which in some cases are enhanced if the termination occurs within 12 months following a change of control.

In the case of Messrs. Carter, Schoder, Monto and Harrington, if, within 12 months following a change of control, the executive’s employment is terminated by the Company without cause, or is terminated by the executive for good reason, the Company will be obligated to pay the executive cash severance pay equal to 24 months’ base salary (increased from 12 months’ base salary in the case of such a termination at any other time). In addition, the Company will provide Mr. Carter with senior executive-level career transition services for a period of 12 months up to a maximum cost of $50,000.

In the case of Messrs. Bullock and Scorza and Ms. Owczarzak, if the executive’s employment is terminated by the Company without cause or the executive resigns for good reason, whether prior to or following a change of control, the Company will be obligated to pay the executive cash severance pay equal to 12 months’ base salary.

For purposes of each employment agreement, “cause” means any of the following: (i) the executive’s willful misconduct in the performance of his duties for the Company, or the executive’s willful failure to abide by or comply with any legal policy or directive of the Board; (ii) conviction of or plea of guilty or any other plea other than “not guilty” to a felony, or any crime involving dishonesty or moral turpitude; (iii) the violation by the executive of any material provision of the employment agreement which either is not cured within ten days after written notice is given to the executive by the Company or constitutes a habitual breach; or (iv) the executive’s dishonesty, misappropriation or fraud with regard to the business or affairs of the Company or its affiliates.

For purposes of each employment agreement, “good reason” means without the executive’s written consent: (i) a material adverse change in the executive’s title or the duties assigned to the executive or (ii) any material failure by the Company to comply with its obligations under the employment agreement, but in each such case only if the executive has provided notice to the Company of the existence of the condition described in clause (i) or (ii) of this definition within ninety days following the initial existence of the condition (or in the case of Mr. Carter, following the date Mr. Carter first has knowledge of the initial existence of the condition), and the Company has not remedied such condition within thirty days after receiving such notice.

Pursuant to the Company’s general severance policy, Mr. Carlson will be entitled to one week of base salary for every six months of service as severance, up to a maximum of 20 weeks’ base salary, in addition to continued health care coverage during the severance period.

Retention Bonuses

Pursuant to the terms of the merger agreement, the Company has implemented a retention bonus pool of up to $2.5 million. As of the date of this proxy statement, the Board has allocated $950,000 available under the retention bonus pool to employees that are not “officers” (as such term is defined for purposes of Section 16 of the Exchange Act). The Board has not yet made a determination regarding how to allocate the remainder of the retention bonus pool.

New Management Arrangements

Prior to the effective date of the merger, some or all of the Company’s executive officers may discuss or enter into agreements, arrangements or understandings with Parent or its affiliates regarding the executive officers’ continuing employment or compensation and benefits, including equity incentive arrangements, on a going-forward basis following completion of the merger. No such new agreements, arrangements and understandings have been entered into as of the date of this proxy statement.

Golden Parachute Compensation

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of our named executive officers, who are Messrs. Carter, Bullock, Carlson, Schoder and Scorza, that is based on or otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement and in the footnotes to the table. As a result, the actual amounts, if any, that a named executive officer will receive may materially differ from the amounts set forth in the table.

The table below assumes that (1) the effective time of the merger will occur on March 31, 2017, (2) the employment of the named executive officer will be terminated on such date in a manner entitling the named executive officer to receive severance payments and benefits under the terms of the named executive officer’s employment agreement, (3) the named executive officer’s base salary remains unchanged from those in place as of November 2, 2016, (4) no named executive officer receives any additional equity grants or exercises any Inteliquent stock options on or prior to the effective time of the merger and (5) no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the effective time of the merger, additional compensation or benefits. For a narrative description of the terms and conditions applicable to the payments quantified in the table below, see “—Treatment of Shares and Outstanding Equity Awards” and “—Severance and Change in Control Provisions of Employment Arrangements” above.

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Matthew Carter Jr.	1,040,000	1,462,379	50,000	2,552,379
Kurt J. Abkemeier(4)	—	—	—	—
John T. Bullock	270,000	924,830	—	1,194,830
Eric R. Carlson	85,731	77,035	8,000	170,766
G. Edward Evans(5)	—	—	—	—
John M. Schoder	572,000	950,530	—	1,522,530
Brett A. Scorza	270,000	924,830	—	1,194,830

(1)	The amounts listed in the column for Messrs. Carter and Schoder consist of cash severance pay equal to 24 months’ base salary. The amounts listed for Messrs. Bullock and Scorza consist of any cash severance pay equal to 12 months’ base salary. The severance payments are payable on a “double-trigger” basis upon such named executive officer’s termination by the Company without cause or resignation for good reason following the effective time of the merger. In each case, the severance payments are generally payable in equal installments in accordance with the Company’s payroll payment schedule in effect on the date of termination. Severance payments are subject to each such named executive officer’s execution and delivery of a release of claims in favor of the Company. The amount listed in the column for Mr. Carlson consists of cash severance pay under the Company’s general severance policy. Pursuant to the Company’s general severance policy, Mr. Carlson will be entitled to one week’s base salary for every six months of service as severance, up to a maximum of 20 weeks’ base salary.
(2)

Unless otherwise agreed to by the parties, each Inteliquent stock option that is outstanding and unexercised immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock issuable upon exercise of such Inteliquent stock option immediately prior to the effective time of the merger and (2) the excess, if any, of $23.00 over the per share exercise price of such Inteliquent stock option. Unless otherwise agreed to by the parties, each restricted stock award that is outstanding and unvested immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock underlying such award and (2) $23.00. Unless otherwise agreed to by the parties, each Inteliquent performance stock unit that is outstanding and unvested immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock subject to such performance stock unit as of immediately prior to the effective time of the merger (calculating such number of shares that will be received by an employee based upon the achievement of the applicable total shareholder return performance target through and including the closing of the merger, including payments of the aggregate merger consideration plus accrued dividends, all as set forth in the applicable grant agreement, and with such shares being prorated for the number of days from the commencement of the performance period through and including the closing date of the merger compared to the total number of days in the performance period) and (2) $23.00. For purposes of this table, performance stock units were assumed to vest at 150% of the target amount. The equity award treatment described in this footnote is a “single-trigger” payment, occurring automatically upon the consummation of the merger. Includes neither shares underlying vested Inteliquent stock options nor shares underlying Inteliquent performance stock units for which the performance periods will be completed prior to consummation of the merger.

Name	Shares Underlying Restricted Stock Awards (#)	Value of Shares Underlying Restricted Stock Awards ($)	Shares Underlying Stock Option Awards Accelerating in Connection with the Transaction (#)	Value of Shares Underlying Accelerating Stock Option Awards ($)	Shares Underlying Performance Stock Unit Awards Accelerating in Connection with the Transaction (#)	Value of Accelerating Performance Share Unit Awards ($)
Matthew Carter, Jr.	19,361	445,303	55,371	283,767	31,883	733,309
Kurt J. Abkemeier	—	—	—	—	—	—
John T. Bullock	26,655	613,065	12,059	84,416	9,885	227,349
G. Edward Evans	—	—	—	—	—	—
Eric R. Carlson	2,973	68,379	947	8,656	—	—
John M. Schoder	26,349	606,027	11,465	77,211	11,621	267,292
Brett A. Scorza	26,655	613,065	12,059	84,416	9,885	227,349

(3)	For Mr. Carter, this amount represents senior executive level career transition services, provided for a period of 12 months at the Company’s expense by a reputable provider selected by Mr. Carter with the Company’s consent (which shall not be unreasonably withheld) up to a maximum cost of $50,000. For Mr. Carlson, this amount represents 20 weeks of continued coverage of health and dental insurance, to which Mr. Carlson is entitled pursuant to the Company’s general severance policy.
(4)	Mr. Abkemeier resigned as the Company’s Chief Financial Officer on September 16, 2016. Mr. Abkemeier’s last day with the Company was September 23, 2016. Because Mr. Abkemeier is no longer employed by the Company, he will not receive any cash or equity compensation in connection with the merger.
(5)	Mr Evans served as the Company’s Chief Executive Officer until Mr. Carter’s appointment was effective on June 22, 2015. Because Mr. Evans is no longer employed by the Company, he will not receive any cash or equity compensation in connection with the merger.

Employee Benefits

Pursuant to the merger agreement, Parent has agreed that for a period of not less than one year following the closing date, Parent will, or will cause the surviving corporation or any of their respective subsidiaries to, provide to each individual who, immediately prior to the effective time of the merger, is an employee of the Company and its subsidiaries and who continues in such capacity following such effective time (i) salary, hourly wage rate, short-term (annual or more frequent) bonus or commission opportunity and other compensation (excluding equity and equity-based awards, which will remain discretionary) that are no less favorable, in the aggregate, and (ii) benefits that are no less favorable, in the aggregate, in the case of clauses (i) and (ii) than those provided by Parent and its subsidiaries to similarly situated employees of Parent or such subsidiaries from time to time.

Director and Officer Indemnification and Insurance

For a period of not less than six years from the effective time of the merger, the surviving corporation will indemnify, advance expenses to, and exculpate all past and present officers and directors of the Company (the “indemnified persons”) to the same extent such persons are indemnified as of the date of the merger agreement by the Company pursuant to any indemnification agreements between such persons and the Company, or the Company’s certificate of incorporation and bylaws as in effect on the date of the merger agreement. In addition, the certificate of incorporation and bylaws of the surviving corporation will contain provisions with respect to exculpation, advancement and indemnification that are at least as favorable to the indemnified persons as those contained in the Company’s certificate of incorporation and bylaws as in effect on the date of the merger agreement, which provisions will not be amended, repealed or otherwise modified for a period of not less than six years from the effective time of the merger (or longer, if a longer period is set forth in any applicable agreement with an indemnified person in effect as of the date of the merger agreement) in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the effective time of the merger, were directors, officers, employees or agents of the Company.

From the effective time of the merger until at least the sixth anniversary of the effective time of the merger, Parent and the surviving corporation will maintain in effect, for the benefit of the past and present officers and directors of the Company, the existing policy of directors’ and officers’ liability insurance maintained by the Company (the “existing D&O policy”) as of the date of the merger agreement or policies of at least the same coverage and amounts containing terms and conditions that are no less advantageous with respect to claims arising out of or relating to events that occurred before or at the effective time of the merger to the extent that directors’ and officers’ liability insurance coverage is commercially available; provided that: (i) Parent and the surviving corporation may substitute for the existing D&O policy a policy or policies of comparable coverage, including a “tail” insurance policy so long as Parent and the surviving corporation cause such policy to be maintained in effect for a period of six years following the effective time; and (ii) the surviving corporation shall not be required to pay aggregate premiums over such six years for the existing D&O policy in excess of 300% of the amount of the current annual premium of the existing D&O policy.

If Parent, the surviving corporation or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving corporation of such consolidation or merger, or transfers all or substantially all of its properties and assets to any person or entity, then the merger agreement requires that the successors or assigns of Parent or the surviving corporation will assume the indemnification obligations described above.

Financing of the Merger

We anticipate that the total funds needed to complete the merger and the related transactions will be approximately $850 million, which will be funded by a combination of equity financing and debt financing, as described below, together with available cash on hand at each of Parent and, after consummation of the merger, the Company. This amount includes the funds needed to (1) pay stockholders the amounts due under the merger agreement, (2) make payments in respect of our outstanding equity-based awards pursuant to the merger agreement and (3) pay all fees and expenses payable by Parent and Merger Sub under the merger agreement. The merger is not conditioned on Parent’s or Merger Sub’s ability to obtain debt financing.

Equity Financing

On November 2, 2016, Parent entered into an equity commitment letter (the “equity commitment letter”) with certain GTCR-affiliated funds (the “GTCR Funds”), pursuant to which the GTCR Funds have committed to purchase, or cause the purchase of, equity and/or debt securities of the indirect parent company of Parent in an aggregate amount of up to $185 million for the purpose of allowing Parent and/or Merger Sub to fund the merger. The total amount of the equity commitment to be funded under the equity commitment letter will be reduced on a dollar-for-dollar basis, in a manner determined by the GTCR Funds, if the amounts to be funded by all available financing sources, including the equity commitment letter and the debt commitment letter (defined below), are in excess of the commitment obligations. The equity commitment letter provides, among other things, that the Company is an express third-party beneficiary thereof in connection with the Company’s exercise of its rights related to specific performance under the merger agreement.

Subject to specified exceptions and qualifications, the equity commitment letter terminates automatically upon the earlier of (i) the funding of the equity commitment in connection with the consummation of the merger, (ii) the valid termination of the merger agreement in accordance with its terms and (iii) the assertion by the Company or its affiliates of certain legal actions against Parent, Merger Sub, the GTCR Funds or their affiliates. The equity commitment letter may not be amended or otherwise modified without the prior written consent of Parent’s indirect parent company, Parent, the Company and the GTCR Funds.

Limited Guaranty

On November 2, 2016, the GTCR Funds and the Company entered into a limited guaranty, pursuant to which each of the GTCR Funds has agreed to, subject to the terms therein, guarantee, severally and not jointly, the payment of its applicable percentage of the Parent termination fee, if and when due pursuant to the terms and conditions of the merger agreement. The GTCR Funds and the Company have agreed that except with respect to the certain permitted claims, the Company’s remedies against the GTCR Funds under the limited guaranty are the sole and exclusive direct or indirect remedies available to the Company in respect of any liabilities or obligations arising under, or in connection with, the merger agreement and the transactions contemplated thereby, including in the event Parent or Merger Sub breaches its obligations under the merger agreement.

Debt Financing

Parent has received a debt commitment letter (the “debt commitment letter”), dated November 2, 2016, from Credit Suisse AG and Credit Suisse Securities (USA) LLC (together, the “debt financing parties”), pursuant to which the debt financing parties have committed to provide an aggregate of up to $705 million in debt financing to Parent, consisting of a first-lien term loan facility in an aggregate amount of up to $500 million, a second-lien term loan facility in an aggregate amount of up to $180 million and a first-lien revolving credit facility in an aggregate principal amount of up to $25 million (collectively, the “debt facilities”), in each case on the terms and subject to the conditions set forth in the debt commitment letter. Funds to be provided under the first-lien term loan facility and second-lien term loan facility may be used on the closing date to pay for a portion of the merger consideration, to refinance existing indebtedness of Parent and to pay related costs and expenses the (“financing transactions”). Funds to be provided under the first-lien revolving credit facility may be used for working capital and other general corporate purposes; provided, that on the closing date such funds are only available (i) to finance the financing transactions and for working capital purposes in an aggregate amount not to exceed $2.5 million and (ii) for any amount needed to fund any original issue discount or upfront fees required to be funded on the closing date due to the exercise of “market flex.”

The debt commitment letter terminates automatically upon the earlier to occur of (i) the consummation of the merger, (ii) the date of the termination of the merger agreement in accordance with its terms and (iii) five business days after the outside date, if the merger has not yet been consummated. The documentation governing the debt financing has not yet been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement. The debt facilities contemplated by the debt commitment letter include the following closing conditions:

•	Confirmation from Parent that (i) the merger and the repayment of certain debt of (x) Parent and (y) the Company and its subsidiaries, in each case, has been or will be consummated substantially concurrent with the initial funding of the debt facilities contemplated by the debt commitment letter and (ii) the merger agreement has not been subject to any amendments or waivers that are materially adverse to the debt financing parties, in their capacity as such (without the consent of the debt financing parties);

•	Confirmation from Parent that the funding of the equity commitment by the GTCR Funds pursuant to the equity commitment letter and by other investors has been or will be consummated substantially concurrently with the initial funding of the debt facilities contemplated by the debt commitment letter;

•	From the date of the debt commitment letter to the effective date of the merger, there has not occurred a material adverse effect on the Company that would result in the failure of a condition precedent to Parent’s or Merger Sub’s obligation to consummate the merger under the merger agreement;

•	Subject in each case to the certain funds provisions (as defined in the debt commitment letter), (i) the execution and delivery by Parent, the Company and certain of their respective subsidiaries of credit agreements, guarantees and security agreements with respect to the debt facilities, as applicable, consistent with the applicable provisions of the debt commitment letter and the documentation principles (as defined in the debt commitment letters) and (ii) the delivery of any certificated securities representing equity of Parent, the Company and certain subsidiaries of the Company (if delivered pursuant to the terms of the merger agreement) with customary stock powers executed in blank;

•	Subject in each case to the certain funds provisions, the receipt of the following closing documents: a solvency certificate, customary legal opinions, a customary officer’s certificate, a customary incumbency certificate, good standing certificates, to the extent applicable, and a customary borrowing request (which may be delivered on or prior to the closing of the financing);

•	The receipt at least three business days prior to the closing of all documentation and other information about Parent and the guarantors under the debt facilities required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, that in each case has been requested in writing at least ten business days prior to the closing of the financing;

•	The receipt of (i) audited annual financial statements of the Company for each fiscal year ended at least 90 days prior to the closing of the financing, to the extent such financial statements have been delivered pursuant to the merger agreement, (ii) unaudited quarterly financial statements of the Company for each fiscal quarter (other than the fourth fiscal quarter of any fiscal year) ended at least 60 days prior to the closing of the financing, to the extent such financial statements have been delivered pursuant to the merger agreement, (iii) audited annual financial statements of Parent for each fiscal year ended at least 90 days prior to the closing of the financing, (iv) unaudited quarterly financial statements of Parent as of the end of each fiscal quarter (other than the fourth fiscal quarter of any fiscal year) ended at least 60 days prior to the closing of the financing and (v) pro forma financial statements as of the most recent twelve month period for which financial statements have been delivered pursuant to clauses (i) – (iv) above;

•	The funding of the debt facilities will not occur before the end of the marketing period;

•	The payment of fees and expenses due to the debt financing parties under the debt commitment letter and required to be paid thereunder, to the extent invoiced in reasonable detail at least three business days prior to the closing of the financing; and

•	The accuracy in all material respects of certain representations with respect to the Company and its subsidiaries made in the merger agreement and certain representations to be made by Parent and certain of its subsidiaries in the definitive documentation for the debt facilities.

The debt financing parties under the debt commitment letter have agreed that upon satisfaction of the debt financing conditions they will execute the applicable financing documentation and the debt financing will occur. The debt commitment letter is not subject to due diligence or a “market out” condition, which would allow the debt financing parties not to fund their respective commitments if the financial markets are materially adversely affected. There is a risk that the conditions to the debt financing will not be satisfied and the debt financing may not be funded when required or that the debt financing parties will default on their commitments. As of the date of this proxy statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing described in this proxy statement is not available as anticipated.

Subject to the terms and conditions of the merger agreement, Parent has agreed in the merger agreement to use its reasonable best efforts to obtain the debt financing on the terms and conditions described in the debt commitment letter (including any applicable “market flex” provisions). Further, Parent must keep the Company reasonably informed in respect of its efforts to consummate the debt facilities and must promptly notify the Company in the event of any breach, repudiation or default by any party to the debt commitment letter and use its reasonable best efforts to obtain and enter into definitive agreements with respect to an alternative financing, subject to the terms described in the merger agreement.

Parent has agreed to pay the debt commitment parties and their respective affiliates customary commitment, arrangement and underwriting fees.

Delisting and Deregistration of Inteliquent Common Stock

If the merger is completed, Inteliquent common stock will be removed from listing on NASDAQ and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC.

THE MERGER AGREEMENT

The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you.  We encourage you to read the merger agreement carefully in its entirety.

The Merger

The merger agreement provides that, subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, Merger Sub will be merged with and into the Company and, as a result of the merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation and become a wholly-owned subsidiary of Parent. As the surviving corporation, the Company will possess the rights, powers, privileges, immunities and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under Delaware law.

The closing of the merger will occur (a) as soon as practicable but in any event no later than three business days after all of the conditions set forth in the merger agreement and described under “—Conditions to the Merger” below are satisfied or waived, to the extent permitted under the merger agreement (other than any conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions), but (b) if the marketing period (as defined in the merger agreement) has not ended at the time of the satisfaction or waiver of such conditions, the closing will occur on the earlier to occur of a business day during the marketing period specified by Parent on no less than three business days’ notice to the Company and the final day of the marketing period, as the marketing period may be extended in accordance with the terms of the merger agreement, or (c) at such other time as agreed to in writing by the parties unless the merger agreement has been terminated pursuant to its terms.

The merger will become effective when the certificate of merger has been duly filed with the Delaware Secretary of State or at a later time as agreed to by the parties and specified in the certificate of merger. The merger is expected to be completed in the first half of 2017. However, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.

The Merger Consideration and the Conversion of Capital Stock

At the effective time of the merger, by virtue of the merger, each share of Inteliquent common stock that is issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $23.00 in cash, without interest and less any applicable withholding taxes, other than:

•	shares of Inteliquent common stock held in the treasury of the Company, owned by the Company or any of its wholly owned subsidiaries or owned by Parent or any of its wholly owned subsidiaries (including Merger Sub) immediately prior to the effective time of the merger (“excluded shares”), which will be cancelled, and no payment will be made with respect thereto;

•	shares of Inteliquent common stock for which the holder thereof (i) has not voted in favor of the merger or consented to it in writing and (ii) has demanded the appraisal of such shares in accordance with, and has complied in all respects with, the DGCL (“dissenting shares”); and

•	Company restricted stock awards, stock options and performance stock units, all of which shall be treated as described under “—Inteliquent Stock Options and Equity Awards” beginning on page 72 of this proxy statement.

Each share of common stock of Merger Sub that is issued and outstanding immediately prior to the effective time of the merger will be converted into and become one share of common stock, par value $0.001 per share, of the surviving corporation and will thereafter constitute the only outstanding shares of capital stock of the surviving corporation.

The price to be paid for each share of Inteliquent common stock in the merger will be adjusted appropriately to reflect the effect of any change in the outstanding shares of capital stock of the Company, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, that occurs prior to the effective time of the merger.

Payment Procedures

Prior to the effective time of the merger, Parent and the Company will jointly select a bank or trust company reasonably satisfactory to Parent and the Company, which institution we refer to as the paying agent, for the purpose of exchanging for the merger consideration, the certificates and uncertificated shares of Inteliquent common stock. At the closing and concurrently with the filing of the certificate of merger, Parent will cause to be deposited with the paying agent the aggregate merger consideration to be paid in respect of the certificates and uncertificated shares of Inteliquent common stock (but not including any merger consideration in respect of any dissenting shares, excluded shares or Company restricted stock awards).

As promptly as practicable (but no later than the second business day) after the effective time of the merger, Parent will cause the paying agent to mail to each holder of record of Inteliquent common stock (other than the Company, its subsidiaries, and Parent and Merger Sub or any holder of restricted stock awards) a letter of transmittal together with instructions thereto. Upon surrender of a common stock certificate or of a book entry share, and in each case, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the paying agent, the holder of such shares will be entitled to receive the per share merger consideration, without interest thereon, in exchange therefor. The amount of any per share merger consideration paid to the stockholders may be reduced by any applicable withholding taxes.

If any cash deposited with the paying agent remains undistributed to holders of Inteliquent common stock one year after the effective time of the merger, such cash will be delivered to Parent, and any holder of Inteliquent common stock who has not complied with the exchange procedures in the merger agreement will thereafter look only to Parent for payment of its claim for the merger consideration, without any interest thereon.

If any stock certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such stock certificate to be lost, stolen or destroyed (and if required by the surviving corporation, the posting by such person of a bond, in such reasonable amount as the surviving corporation may direct, as indemnity against any claim that may be made against it with respect to such stock certificate), the paying agent will pay, in exchange for such affidavit, the merger consideration deliverable in respect thereof pursuant to the merger agreement without any interest thereon.

Inteliquent Representations and Warranties

The merger agreement contains representations and warranties made by the Company to Parent and Merger Sub and representations and warranties made by Parent and Merger Sub to the Company. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the merger agreement, including information contained in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the merger agreement (the “Company disclosure letter”) and a confidential disclosure letter provided by Parent to the Company in connection with the signing of the merger agreement (the “Parent disclosure letter”). The Company disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality different from that generally applicable to public disclosures to stockholders. Moreover, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between the Company and Parent rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the merger agreement as characterizations of the actual state of facts about the Company or Parent. This description of the representations and warranties is included to provide the Inteliquent stockholders with additional information regarding the terms of the merger agreement. It is not intended to provide any other factual information about the Company, Parent or Merger Sub.

In the merger agreement, the Company has made representations and warranties to Parent and Merger Sub with respect to, among other things:

•	the due organization, valid existence, good standing and power of the Company;

•	its subsidiaries and their respective due incorporation or organization, valid existence, good standing, power and authority;

•	the required consents and approvals of governmental authorities in connection with the transactions contemplated by the merger agreement;

•	its capitalization, including in particular the number of outstanding shares of Inteliquent common stock, preferred stock, restricted stock awards, and the number of shares of Inteliquent common stock issuable upon the exercise of stock options and other equity awards;

•	the vote of the Inteliquent stockholders required to approve the merger;

•	the Company’s and its subsidiaries’ compliance with applicable laws;

•	compliance with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws;

•	matters with respect to the Company’s privacy policies, use of data and information security;

•	the absence of certain litigation;

•	its SEC filings, including financial statements contained in such filings, internal controls and compliance with the Sarbanes-Oxley Act of 2002, since January 1, 2014;

•	the conduct of its business and the absence of certain changes, except as contemplated by the merger agreement, including that since June 30, 2016, there has been no change, event, development, state of facts, condition, occurrence or effect that has had or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company;

•	the absence of undisclosed material liabilities;

•	tax matters;

•	title to properties and the absence of encumbrances;

•	related party transaction matters;

•	matters related to the Company’s employee benefit plans;

•	labor and employment matters;

•	matters with respect to the Company’s material contracts;

•	intellectual property and information technology;

•	matters related to the Company’s insurance policies;

•	the receipt by the Board of a fairness opinion from Perella Weinberg Partners;

•	the absence of undisclosed brokers’ fees and expenses;

•	the inapplicability of state takeover statutes to the merger;

•	compliance with environmental laws and regulations;

•	relationships with, and other matters related to, major customers and vendors of the Company; and

•	the accuracy and compliance with applicable laws of the information supplied by the Company contained in this proxy statement.

Many of the representations and warranties in the merger agreement made by the Company are qualified by a “materiality” or “material adverse effect on the Company” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on the Company). For purposes of the merger agreement, a “material adverse effect on the Company” means any effect that has a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) on the Company and its subsidiaries or the ability of the Company to consummate the transactions contemplated by the merger agreement (including the merger).

However, the standard of “material adverse effect on the Company” generally excludes any adverse effect to the extent resulting from or arising out of:

•	conditions (economic, political, social, regulatory or otherwise) generally affecting the industries in which the Company and its subsidiaries operate;

•	the United States, foreign or domestic regional economic, financial, political, social or geopolitical conditions or events in general;

•	changes or conditions in the financial, debt, credit or capital markets;

•	changes or proposed changes in law, including communications laws, or standards or interpretations thereof and guidance affecting the industries in which the Company and its subsidiaries operate or the introduction or enactment of legislation or the proposal or adoption of any rule or regulation affecting pricing or other aspects of the industries in which the Company and its subsidiaries operate;

•	changes or proposed changes in GAAP or other accounting principles or requirements, or standards or interpretations thereof;

•	changes in interest rates;

•	taking any actions expressly required to be taken by the merger agreement or failure to take any actions prohibited by the merger agreement (but only if and to the extent Parent refused to grant consent to any such prohibited action following written request for such consent by the Company);

•	any decline in the market price, or change in trading volume, of Inteliquent common stock , any decrease of the ratings or ratings outlook for the Company by any rating agency and the consequences of any such ratings or outlook decrease, or the failure of the Company to meet any internal or external projections, forecasts, budgets, estimates or operational metrics (it being understood that the underlying causes of any such decline, change, decrease or failure may, if they are not otherwise excluded from the definition , be taken into account in determining whether a material adverse effect on the Company has occurred);

•	escalation or outbreak of hostilities, acts of terrorism, sabotage or military conflicts;

•	an epidemic, plague, pandemic or other outbreak or illness, flood, earthquake, tornado, hurricane, windstorm, volcano, tsunami or other natural disaster or act of God;

•	the entry into, or any announcement or disclosure of, the merger agreement or the transactions contemplated by the merger agreement, including any effects related to the identity of Parent and its affiliates and any loss of a material customer, supplier, contractor, employee or material contract as a result of the identity of Parent subject to certain restrictions; and

•	any actions taken by, or at the written request of, Parent or its affiliates after the date of the merger agreement and on or before the closing date that relate to, or affect, the business of the Company and its subsidiaries, subject to certain conditions and restrictions.

In the merger agreement, Parent made customary representations and warranties to the Company with respect to, among other things:

•	the due organization, valid existence and good standing of Parent and Merger Sub;

•	required governmental authorizations;

•	the power and authority of each of Parent and Merger Sub to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of Parent and Merger Sub;

•	the absence of conflicts with laws, Parent’s or Merger Sub’s organizational documents and Parent’s or Merger Sub’s contracts;

•	the capitalization and interim operations of Merger Sub;

•	matters with respect to Parent’s financing (as more fully described under “The Merger—Financing of the Merger” beginning on page 58 of this proxy statement) and sufficiency of funds;

•	solvency of Parent and the surviving corporation following the consummation of the merger and the transactions contemplated by the merger agreement;

•	the absence of certain litigation;

•	required consents and regulatory filings in connection with the merger agreement;

•	the absence of certain arrangements between Parent and Merger Sub, on the one hand, and any members of the Board or the Company’s management, on the other hand, relating to the Company;

•	payment of fees to brokers, investment bankers or other advisors in connection with the merger agreement; and

•	the limited guaranty delivered by the GTCR Funds in connection with the signing of the merger agreement.

The representations and warranties contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time of the merger. This limit does not apply to any covenant or agreement of the parties which by its terms contemplates performance after the effective time of the merger.

Conduct of the Company’s Business During the Pendency of the Merger

Except for matters expressly contemplated or permitted by the merger agreement, set forth in the Company disclosure letter, required by law or an existing material contract or company benefit plan or agreed to in writing by Parent, from the date of the merger agreement until the effective time of the merger, the Company will, and will cause each of its subsidiaries to use reasonable best efforts to:

•	conduct its operations only in the ordinary course of business consistent with past practice;

•	maintain and preserve intact its business organization; and

•	preserve the good will of its material customers, suppliers, agents, employees and other persons with whom the Company or any of its Subsidiaries has material business relationships.

In addition, except as expressly contemplated or permitted by the merger agreement, set forth in the Company disclosure letter, required by law or an existing material contract or company benefit plan or agreed to in writing by Parent, between the date of the merger agreement and the effective time of the merger, the Company will not, nor will not permit any of its subsidiaries to:

•	make any amendment to the Company’s organizational documents or any material amendment to the comparable organizational or governing documents of any of the Company’s subsidiaries;

•	adopt or enter into a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation or other reorganization of the Company or any of its subsidiaries (other than the merger) with any other person;

•	make any acquisition (whether by merger, consolidation, or acquisition of stock or assets) of any interest in any person (or any business line or division thereof) or assets thereof, other than acquisitions of inventory, raw materials and other property in the ordinary course of business consistent with past practice;

•	issue, sell, pledge, grant, transfer, encumber or otherwise dispose of any shares of capital stock of or other equity interests in the Company or any of its subsidiaries, any securities convertible into or exchangeable for such capital stock or other equity interests or any options, warrants, calls, commitments, phantom stock rights, stock appreciation rights, stock-based performance units, restricted stock units, performance share awards or rights of any kind to acquire any shares of such capital stock or other equity interests or such convertible, exchangeable or exercisable securities or that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of securities of the Company or any of its subsidiaries (other than (A) the issuance of shares upon the settlement, exercise or vesting of company options, restricted stock awards and performance stock units outstanding as of the date of the merger agreement in accordance with their terms as in effect on the date of the merger agreement or (B) by a wholly owned subsidiary of the Company to the Company or another wholly owned subsidiary of the Company; except, in the case of each of clauses (A) and (B), as permitted under the merger agreement);

•	make any loans, advances or capital contributions to or investments in any person (other than the Company or any direct or indirect a wholly owned subsidiary of the Company);

•	declare, set aside, establish a record date for, make or pay any dividend or other distribution (whether payable in cash, stock, property or otherwise) with respect to any of its capital stock or other equity interests (except for dividends paid by any direct or indirect wholly owned subsidiary of the Company to the Company or to any other direct or indirect wholly owned subsidiary of the Company);

•	reclassify, split, combine, subdivide, amend the terms of, redeem, purchase or otherwise acquire, directly or indirectly, any of its or its subsidiaries’ capital stock or securities convertible, exchangeable into or exercisable for any shares of its capital stock or other equity interests (other than (i) with respect to any wholly owned subsidiary of the Company, (ii) the acquisition of any shares tendered by current or former employees or directors in order to pay taxes in connection with the settlement of company options, restricted stock awards or performance stock units or (iii) in connection with a customary cashless exercise of company options);

•	incur or enter into any agreement to incur any indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any of its subsidiaries or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any person (other than a wholly owned subsidiary of the Company) for indebtedness (except for (A) in connection with refinancing of existing indebtedness on terms no less favorable to the Company than, and in an aggregate principal amount not in excess of, such existing indebtedness or (B) borrowings under the Company’s existing credit facilities);

•	except (A) as set forth in the capital budget provided to Parent, or (B) for expenditures related to operational emergencies as to which notice to and opportunity to grant approval by Parent is not practicable, make or authorize capital expenditures in excess of $2 million in the aggregate;

•	settle or compromise any litigation, claim or other legal action against the Company or any of its subsidiaries, other than settlements or compromises of any legal action (other than shareholder litigation) where the amounts paid by the Company or any of its subsidiaries in settlement or compromise do not exceed $1 million individually or $5 million in the aggregate, in each case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its subsidiaries;

•	transfer, sell, lease, license, mortgage, pledge, surrender, abandon or allow to lapse or expire or otherwise dispose of any material assets, rights, properties, product lines or businesses of the Company or its subsidiaries, in each case, other than intellectual property and other than in the ordinary course of business;

•	sell, assign, pledge, transfer, license, abandon or otherwise dispose of any material intellectual property owned by the Company and its subsidiaries, except for (A) non-exclusive licenses granted in the ordinary course of business consistent with past practice, (B) expirations of intellectual property in accordance with the applicable statutory term (if such term is non-renewable), and (C) disposals of intellectual property that is, in the Company’s reasonable business judgment, not material to or useful in the Company’s and its subsidiaries’ respective businesses;

•	modify, amend, terminate or waive any rights under any material contract in any material respect in a manner which is materially adverse to the Company or enter into or amend (in any material respect in a manner which is adverse to the Company) any contract that, if existing on the date of the merger agreement, would be a material contract, in each case other than in the ordinary course of business consistent with past practice;

•	except (A) to satisfy contractual obligations pursuant to contracts as in effect on the date of the merger agreement, (B) pursuant to the terms of company benefit plans as in effect on the date of the merger agreement, (C) in connection with the annual salary and annual bonus review process conducted following the end of the Company’s fiscal year, (D) in conjunction with new hires, promotions, internal transfers of employment and changes in job position or status, in each case for any employee whose annual base salary following such change is less than $125,000 (provided that any new compensation or benefits arrangements for any newly hired, promoted or transferred employee shall have a value that is consistent with the past practice of making compensation and benefits available to newly hired, promoted or transferred employees, respectively, in similar positions) or (E) as contemplated by the merger agreement, the Company shall not, and shall not permit any of its subsidiaries to, (1) pay or commit to pay any material severance, change of control, retention, termination or similar compensation or benefits, (2) enter into, materially amend, adopt, establish or terminate any company benefit plan or collective bargaining agreement, (3) increase or commit to increase in any material respect any compensation or employee benefits payable to any participant, (4) take any action to accelerate the vesting of, or payment of, any compensation or benefit under any company benefit plan or (5) take any action to fund or in any other way secure the payment of compensation or benefits under any company benefit plan;

•	make, change or revoke any material tax election, file any material amended tax return, enter into any material closing agreement, surrender any right to claim a material refund of taxes, consent to an extension or waiver of the limitation period applicable to any material tax claim or assessment, incur any liability for material taxes outside the ordinary course of business, fail to pay any material tax that becomes due and payable (including estimated tax payments), prepare or file any material tax return in a manner inconsistent with past practice, adopt or change any of its material methods of reporting income or deductions for tax purposes or other tax accounting method, settle or compromise any material tax liability or settle any material tax claim, audit or dispute;

•	except as may be required by a change in GAAP or applicable law, make any material change in its financial accounting principles, policies or practices;

•	voluntarily cancel, terminate or fail to renew (in a form and amount consistent with past practice) any material insurance policies covering the Company, any of its subsidiaries or any of their respective business, assets or properties;

•	forgive any loan to a director, officer or employee of the Company or any of their respective affiliates, or enter into or amend any arrangement or contract with any director, officer, employee or other affiliate or stockholder of the Company or any other person that (A) would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act or (B) would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by the merger agreement; or

•	agree, authorize, enter into any contract or otherwise make any commitment to do any of the foregoing.

The Stockholders Meeting

Pursuant to the terms of the merger agreement and in accordance with applicable law and the Company’s governing documents, the Company agreed to duly set a record date for, call, give notice of, convene and hold the stockholders meeting for the purpose of considering and taking action upon the adoption of the merger agreement by the Inteliquent stockholders.

Unless the Board will have effected an adverse recommendation change, the Board will make the board recommendation (as defined in the section entitled “—Inteliquent Board Recommendation”) and the Company will otherwise comply with all laws applicable to the stockholders meeting. The foregoing obligations will not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other person of any alternative proposal.

Go-Shop; No-Solicitation; Competing Acquisition Proposals

Under the merger agreement, the Company, its subsidiaries and their respective representatives are permitted to, among other things, until 11:59 p.m. (Chicago time) on December 2, 2016 (the “solicitation period end-date”):

•	solicit, initiate and knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its subsidiaries, in each case pursuant to (but only pursuant to) one or more acceptable confidentiality agreements) any inquiries regarding, or the making of any proposal or offer that could constitute, an alternative proposal; provided, that the Company shall promptly provide or make available to Parent any written material non-public information concerning the Company or any of its subsidiaries that is provided or made available to any person and that was not previously provided or made available to Parent; and

•	continue, enter into and maintain discussions or negotiations with respect to alternative proposals or other proposals that could lead to alternative proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations.

From and after the solicitation period end-date, except with respect to excluded parties, the Company shall, and shall cause its subsidiaries to, and instruct its and their respective representatives to:

•	immediately cease and cause to be terminated any discussions or negotiations with any third person that may be ongoing with respect to any alternative proposal; and

•	request within two business days of the solicitation period end-date that each such third person promptly return or destroy all confidential information concerning the Company and its subsidiaries.

From the solicitation period end-date until the earlier of the termination of the merger agreement or the consummation of the merger, except as expressly permitted by the merger agreement, the Company shall not, and shall cause its subsidiaries not to, and instruct its and their respective representatives not to:

•	solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its subsidiaries) any inquiries regarding, or the making of any proposal or offer that constitutes, or the Company reasonably expects to lead to, an alternative proposal;

•	have any discussions (other than to state that the Company is not permitted to have discussions) or participate in any negotiations regarding an alternative proposal or any inquiry or offer that the Company reasonably expects to lead to an alternative proposal;

•	execute or enter into any contract with respect to an alternative proposal, or approve or recommend an alternative proposal or any agreement, understanding or arrangement relating to an alternative proposal;

•	take any action to make the provisions of any takeover statute inapplicable to any transaction contemplated by an alternative proposal; or

•	publicly do or propose to do any of the foregoing.

Notwithstanding the foregoing, the Company may continue to take any of the actions described in the first two bullets above, from and after the solicitation period end-date until the earlier of (A) the date on which the excluded party has terminated or withdrawn the alternative proposal made prior to the solicitation period end-date and (B) 11:59 p.m. (Chicago time) on December 13, 2016 (unless such discussions or negotiations are otherwise permitted to continue under the merger agreement).

Notwithstanding anything to the contrary contained in the merger agreement, following the receipt by the Company of a bona fide written alternative proposal after the solicitation period end-date that was not solicited in violation of the merger agreement (other than an unintentional and immaterial violation) and prior to the time the required stockholder vote is obtained if (A) the Board determines, in consultation with its legal and financial advisors, that such alternative proposal constitutes or would reasonably be expected to lead to a superior proposal and (B) the Board determines in good faith, based on the information then available and after consultation with its outside legal counsel and financial advisor, that failing to take such action would be inconsistent with its fiduciary duties under applicable law, the Company may, in response to such alternative proposal, subject to compliance with the merger agreement:

•	furnish access and information with respect to the Company and any of its subsidiaries to the third person who has made such alternative proposal pursuant to one or more acceptable confidentiality agreements (provided that all such written material non-public information has previously been provided or made available to Parent or is provided or made available to Parent promptly after it is provided or made available to such third person); and

•	participate in discussions and negotiations regarding such alternative proposal.

From and after the solicitation period end-date, the Company shall advise Parent of the receipt of any alternative proposal, or any inquiry with respect to, or that could reasonably be expected to lead to, any alternative proposal (in each case within two business days of receipt thereof) and specify the material terms and conditions thereof, including the identity of the third person making such alternative proposal and an unredacted copy of the alternative proposal submitted by such third person (including any materials relating to such third person’s proposed financing sources, if any). The Company shall notify Parent within two business days of any material modifications to the financial or other material terms of such alternative proposal or inquiry.

Inteliquent Board Recommendation

Subject to the provisions described below, the Board has unanimously recommended that Inteliquent stockholders vote in favor of the adoption of the merger agreement at the stockholders meeting (the “board recommendation”). The Board also agreed to include the board recommendation in this proxy statement. Subject to the provisions described below, the merger agreement provides that neither the Board nor any committee of the Board will directly or indirectly:

•	withhold, withdraw, modify or qualify, or propose publicly or resolve to withhold, withdraw, modify or qualify, in any manner adverse to Parent, the Company’s recommendation with respect to the merger;

•	approve, authorize or recommend or otherwise declare advisable, or propose publicly to approve, authorize or recommend or otherwise declare advisable, any alternative proposal;

•	approve, authorize, endorse, recommend or allow, or propose publicly to approve, authorize, endorse, recommend or allow the Company to enter into a letter of intent, memorandum of understanding or other contract relating to an alternative proposal;

•	fail to expressly reaffirm the board recommendation in any disclosure under Rule 14d-9 and Rule 14e-2 under the Exchange Act; or

•	fail to include the Company’s recommendation in this proxy statement.

We refer to each of the foregoing actions as an adverse recommendation change.

Notwithstanding anything to the contrary contained in the merger agreement, following the receipt by the Company of a bona fide written alternative proposal after the solicitation period end-date that was not solicited in violation of the merger agreement (other than an unintentional and immaterial violation) and prior to the time the required stockholder vote is obtained if (A) the Board determines, in consultation with its outside legal and financial advisors, that such alternative proposal constitutes or would reasonably be expected to lead to a superior proposal and (B) the Board determines in good faith, based on the information then available and after consultation with its outside legal counsel and financial advisor, that failing to take such action would be inconsistent with its fiduciary duties under applicable law, the Company may, in response to such alternative proposal, effect an adverse recommendation change and, if the Board so chooses, terminate the merger agreement. In addition, the Board will not effect an adverse recommendation change or terminate the merger agreement unless the Company first takes the following actions:

•	the Company provides prior written notice to Parent that is it prepared to effect an adverse recommendation change and terminate the merger agreement to enter into a definitive written contract with respect to a superior proposal;

•	such notice will include the identity of the third party making the superior proposal, terms and conditions of the superior proposal and an unredacted copy of the superior proposal; and

•	the Company, during the three business day period after delivery of such notice to Parent (to the extent requested by Parent), engages in good faith negotiations with Parent to make such adjustments in the terms and conditions of the merger agreement so that the alternative proposal is no longer a superior proposal (it being understood and agreed that in the event that if, after the commencement of the notice period, there is any material revision to the terms of the superior proposal, the notice period will be extended to ensure that at least two business days remain in the notice period subsequent to the time that the Company notifies Parent of any such material revision).

A “superior proposal” is a bona fide, written alternative proposal by any third person which the Board determines in good faith, in consultation with its outside legal counsel and financial advisors and considering such factors as the Board reasonably determines to be appropriate (including the identity of the third person making such alternative proposal, the conditionality (including with respect to financing) of such alternative proposal, the legal, tax, regulatory and other terms and conditions of such alternative proposal, the timing of such alternative proposal and the likelihood of the consummation of such alternative proposal), is on terms and conditions more favorable, from a financial point of view, to the stockholders of Inteliquent than those contemplated by the merger agreement (including after giving effect to any adjustments to the terms and conditions of the merger agreement, the debt commitment letter, the equity commitment letter and the limited guaranty, if such adjustments are proposed by Parent in accordance with the merger agreement.

Notwithstanding anything to the contrary contained in the merger agreement, the Board also may, in response to the occurrence of an intervening event prior to the time the required stockholder vote is obtained, effect an adverse recommendation change if:

•	the Board determines in good faith, after taking into account the advice its financial advisor and its outside legal counsel, that in light of the intervening event, the failure to effect an adverse recommendation change would be inconsistent with its fiduciary duties under applicable Delaware law;

•	at least three business days prior to such adverse recommendation change, the Company provides Parent written notice advising Parent that the Board intends to take such action and specifying the facts and circumstances constituting the intervening event, and the reasons for the adverse recommendation change, in reasonable detail;

•	during the three business day period after delivery of such notice to Parent (to the extent requested by Parent), engages in good faith negotiations, with Parent to amend the merger agreement in such a manner that prevents the need for an adverse recommendation change as a result of the intervening event; provided that in the event of material changes to the facts and circumstances constituting such intervening event, the Company shall deliver a new written notice to Parent and comply with a new period of two, instead of three, business days;

•	the Board shall have considered in good faith any changes to the merger agreement, the debt commitment letter, the equity commitment letter and the limited guaranty that may be offered in writing by Parent no later than 5:00 p.m. (Chicago time) on the last day of such three or two business day period, as applicable, in a manner that would form a binding contract if accepted by the Company, and shall have determined that the intervening event would continue to constitute an intervening event if such changes were to be given effect; and

•	the Board shall have determined in good faith, after the conclusion of the negotiations provided for in the merger agreement, consideration of any changes to the merger agreement, the debt commitment letter, the equity commitment letter or the limited guaranty offered by Parent, without duplication, and consultation with outside legal counsel and financial advisor, that failure to effect an adverse recommendation change would be inconsistent with its fiduciary duties under applicable law.

An “intervening event” is any material event, change, effect, development or occurrence occurring or arising after the date of the merger agreement that (a) was not known to the Board as of or prior to the date of the merger agreement (or, if known, the consequences of which were not known to the Board or reasonably foreseeable as of the date of the merger agreement) and (b) does not relate to or involve an alternative proposal.

Notwithstanding the provisions described above, the merger agreement does not prohibit the Board from complying with Rule 14d-9 and Rule 14e-2(a) under the Exchange Act with regard to an alternative proposal; provided that such disclosure (other than a “stop, look and listen” communication) will not constitute an adverse recommendation change.

Inteliquent Stock Options and Equity Awards

Inteliquent equity awards outstanding immediately prior to the effective time of the merger will be subject to the following treatment, unless otherwise agreed to by the parties;

•	each Inteliquent stock option that is outstanding and unexercised immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock issuable upon exercise of such Inteliquent stock option immediately prior to the effective time of the merger and (2) the excess, if any, of $23.00 over the per share exercise price of such Inteliquent stock option; provided that if the exercise price of an Inteliquent stock option is equal to or exceeds the merger consideration, such Inteliquent stock option shall be cancelled and terminated at the effective time without payment or consideration therefor and the holder of such Inteliquent stock option shall cease to have any rights whatsoever with respect thereto;

•	each restricted stock award that is outstanding and unvested immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock underlying such award and (2) $23.00; and

•	each Inteliquent performance stock unit that is outstanding and unvested immediately prior to the effective time of the merger will become fully vested and automatically convert into the right to receive an amount in cash equal to the product of (1) the total number of shares of Inteliquent common stock subject to such performance stock unit as of immediately prior to the effective time of the merger (calculating such number of shares that will be received by an employee based upon the achievement of the applicable total shareholder return performance target through and including the closing of the merger, including payments of the aggregate merger consideration plus accrued dividends, all as set forth in the applicable grant agreement, and with such shares being prorated for the number of days from the commencement of the performance period, through and including the closing date of the merger compared to the total number of days in the performance period) and (2) $23.00.

Holders of Inteliquent equity awards at the effective time of the merger will cease to have any rights with respect to such awards other than the rights to receive the payments described above.

Inteliquent Employee Compensation and Benefits

For a period of not less than one year following the closing date (the “Continuation Period”), Parent will, or will cause the surviving corporation or any of their respective subsidiaries to, provide to each individual who, immediately prior to the effective time of the merger, is an employee of the Company and its subsidiaries and who continues in such capacity following the effective time of the merger (each, a “Continuing Employee”) (i) salary, hourly wage rate, short-term (annual or more frequent) bonus or commission opportunity and other compensation (excluding equity and equity-based awards which will remain discretionary) that are no less favorable, in the aggregate and (ii) benefits that are no less favorable, in the aggregate, in the case of clauses (i) and (ii) than those provided by Parent and its subsidiaries to similarly situated employees of Parent or such subsidiaries from time to time.

Notwithstanding any permitted amendment, termination or discretion applicable to any company benefit plan that provides for the payment of annual cash bonuses, Parent agreed to, and agreed to cause the surviving corporation and each of their respective subsidiaries to, pay bonuses to each Continuing Employee in respect of calendar year 2016 (“Cash Bonuses”) in accordance with the terms of the applicable company benefit plan in effect as of the date of the merger agreement at target. The Cash Bonuses will be paid by the surviving corporation at the time or times that such Cash Bonuses would normally be paid by the Company, but in no event later than March 15 of the year following the year in which the Cash Bonus was earned. Each Continuing Employee will be entitled to receive a prorated portion of the target Cash Bonus applicable to such Continuing

Employee in the event that such Continuing Employee’s employment is terminated without cause or such Continuing Employee resigns for good reason prior to the date the Cash Bonuses are paid (provided that the provisions of this sentence shall not result in the duplication of bonus payments to any Continuing Employee), such prorated Cash Bonus to be payable promptly following the date of such termination.

Parent shall, and shall cause the surviving corporation to, during the Continuation Period, (i) honor any severance, change in control and similar agreements, in each case, in effect as of the date of the merger agreement and (ii) provide severance to any Continuing Employee who shall be terminated without cause during the Continuation Period in such amounts and on such terms and conditions that are no less favorable than would have been provided by the Company or its subsidiaries prior to the effective time of the merger or, if greater, consistent with Parent’s severance program as applied to similarly situated employees of Parent or its subsidiaries from time to time.

If requested in writing by Parent to the Company at least five business days prior to the closing date, the Company and its subsidiaries will adopt written resolutions of the Board to terminate, effective no later than the day immediately preceding the date on which the Company becomes a member of the same “Controlled Group of Corporations” (as defined in Section 414(b) of the Internal Revenue Code of 1986, as amended (the “Code”)) as Parent, any company benefit plan intended to qualify under Section 401(a) of the Code that contains a cash or deferred arrangement under Section 401(k) of the Code.

Parent will, and will cause the surviving corporation to, honor the Company’s retention program providing for the payment of retention bonuses to certain Continuing Employees in connection with the merger for the purpose of retaining the services of such Continuing Employees, on the terms set forth in the Company disclosure letter (the “retention program”). Following the effective time of the merger, the surviving corporation and/or Parent will pay or cause to be paid the retention bonuses pursuant to the retention program, to certain Continuing Employees in connection with the merger for the purpose of retaining the services of such Continuing Employees.

For all purposes under all employee benefit plans of Parent, the surviving corporation and their respective subsidiaries providing benefits to any Continuing Employee after the effective time of the merger (the “New Plans”), each Continuing Employee will receive full credit for such Continuing Employee’s years of service with the Company and its subsidiaries before the effective time of the merger (including predecessor or acquired entities or any other entities for which the Company and its subsidiaries have given credit for prior service), to the same extent as such Continuing Employee was entitled, prior to the effective time of the merger, to credit for such service under any similar or comparable company benefit plan (except to the extent such credit would result in a duplication of accrual of benefits). In addition, where applicable, and without limiting the generality of the foregoing, (i) at the effective time of the merger, each Continuing Employee immediately will be eligible to participate, without any waiting time, in each New Plan to the extent such waiting time was satisfied under a similar or comparable company benefit plan in which such Continuing Employee participated immediately prior to the effective time of the merger (such plans, collectively, the “Old Plans”); (ii) subject to any required approval of the applicable insurer, which Parent agrees to use or cause the surviving corporation or any subsidiaries to use, reasonable best efforts to obtain, Parent will cause all pre-existing condition exclusions or limitations and actively-at-work requirements of each New Plan to be waived or satisfied for such Continuing Employee and his or her covered dependents to the extent waived or satisfied under the analogous Old Plan as of the effective time of the merger; and (iii) Parent will cause all eligible expenses incurred by each Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Continuing Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

With respect to any accrued but unused paid time off to which any Continuing Employee is entitled pursuant to the paid time off policy applicable to such Continuing Employee immediately prior to the effective time of the merger, Parent shall, or shall cause the surviving corporation or any of their respective subsidiaries to, allow such Continuing Employee to use such accrued paid time off in a manner and on such terms and conditions that are consistent with Parent’s paid time off policy as applied to similarly situated employees of Parent or its subsidiaries from time to time from and after the effective time of the merger.

Other Covenants and Agreements

State Takeover Laws. If any takeover statute is or becomes applicable to the merger agreement, the merger or the other transactions contemplated by the merger agreement, each of Parent, the Company and their respective boards of directors shall use reasonable best efforts (a) to ensure that such transactions may be consummated as promptly as practicable upon the terms and subject to the conditions set forth in the merger agreement and (b) to otherwise act to eliminate or minimize the effects of such takeover statute.

Public Announcements. Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements about the merger agreement or any of the transactions contemplated by the merger agreement. Neither Parent nor the Company shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable law or rules of NASDAQ, in which case that party shall use its reasonable best efforts to consult with the other party before issuing any such release or making any such public statement. However, no party’s consent is required, and no party is required to consult with any other party in connection with, or provide any other party an opportunity to review or comment upon, any press release or other public statement or comment to be issued or made with respect to any alternative proposal, an adverse recommendation change or with respect to certain other actions under the merger agreement. Notwithstanding the foregoing, without the prior consent of the other parties, the Company may (a) communicate with customers, vendors, suppliers, financial analysts, investors and media representatives in a manner consistent with its past practice in compliance with applicable law to the extent such communications are consistent with information included in a press release or other document previously approved for external distribution by Parent and (b) issue public statements or disseminate information to the extent solely related to the operation of the business of the Company or its subsidiaries. Each of Parent and the Company will issue a separate (but mutually agreed upon) press release announcing the execution of the merger agreement.

Litigation. The Company will control and defend all stockholder litigation against the Company, any of its subsidiaries or any of the directors or officers of the Company or its subsidiaries, in each case, arising out of, in connection with, or relating to the merger agreement or the transactions contemplated thereby, including the merger (collectively, the “Shareholder Litigation”). However, Parent will, at its expense, have the right to participate in such proceedings. The Company shall obtain the prior written consent of Parent before entering into any settlement, understanding or other agreement relating to the Shareholder Litigation.

Conduct of Business of Parent. Until the effective time of the merger, Parent shall not, and shall not permit Merger Sub or any of its other subsidiaries or HSR Affiliates (as defined in the merger agreement) to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), enter into, or permit any subsidiary or HSR Affiliate to enter into, any definitive agreement to acquire, by merger, consolidation, acquisition of equity interests or assets or otherwise, any Person if the entering into of a definitive agreement relating to, or the consummation of, such acquisition, merger, consolidation, acquisition of equity interests or assets or otherwise, would reasonably be expected to (A) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any FCC consents and state PUC consents or the expiration or termination of the waiting period under the HSR Act, (B) materially increase the risk of any governmental authority seeking or entering an order prohibiting the consummation of the transactions contemplated by the merger agreement or imposing material conditions on any such authorization, consent, order, declaration or approval of any governmental authority necessary for the consummation of the transactions contemplated by the merger agreement or (C) materially delay or prevent the consummation of the transactions contemplated by the merger agreement. With respect to transactions for total consideration of less than $100 million, Parent may rely upon good faith advice of outside regulatory counsel with respect to the foregoing matters and shall not have liability under the merger agreement to the extent acting in good faith upon such advice.

Access to Information; Confidentiality. From the date of the merger agreement until the effective time of the merger, the Company shall, and shall cause its subsidiaries to, (i) provide to Parent, the lenders and their respective representatives reasonable access at reasonable times, upon prior notice to the Company, to the officers, employees, properties, books and records of the Company and its subsidiaries, and (ii) furnish such information concerning the Company and its subsidiaries as Parent, the lenders or their respective representatives or its representatives may reasonably request. Notwithstanding the foregoing, the Company shall not be required to provide such access if the Company reasonably determines that it would cause significant risk of (A) disrupting or impairing the business or operations of the Company or any of its subsidiaries, (B) constituting a violation of any contract with respect to confidentiality or non-disclosure owing to a third party (including any Governmental Authority) to which the Company or any of its subsidiaries is a party, (C) constituting a violation of any applicable law, (D) disclosure of any information that in the reasonable judgment of the Company would result in the disclosure of any trade secrets or other confidential business information, (E) to the extent such information relates to individual performance or personnel evaluation records, medical histories or other personnel information, subjecting the Company or any of its subsidiaries to potential liability or (F) resulting in a waiver of attorney-client privilege, work product doctrine or similar privilege; provided, however, that the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in such violation, disclosure or loss of privilege.

Nothing contained in the merger agreement shall give Parent, directly or indirectly, rights to conduct or cause to be conducted any environmental investigation or other intrusive testing of the current or former operations or facilities of the Company or any of its subsidiaries without the express prior written consent of the Company in its sole discretion.

Nothing contained in the merger agreement shall give Parent, directly or indirectly, rights to control or direct the Company’s or its subsidiaries’ operations before the effective time of the merger. Before the effective time of the merger, the Company shall, consistent with the terms and conditions of the merger agreement, exercise complete control and supervision over the operations of the Company and its subsidiaries.

Notwithstanding the foregoing, any access to the properties of the Company or any of its subsidiaries granted pursuant to the merger agreement shall be subject to the Company’s reasonable security measures and reasonable insurance requirements.

No investigation or information provided pursuant to the merger agreement shall affect any representation or warranty of the Company in the merger agreement or any condition to the obligations of the parties in the merger agreement.

Directors’ and Officers’ Indemnification and Insurance. Parent and the surviving corporation shall cause all rights to indemnification, advancement of expenses and exculpation now existing in favor of any present or former director, officer or employee of the Company or any of its subsidiaries and the fiduciaries of any company benefit plans (the “Indemnified Parties”) as provided in the company organizational documents, in the comparable organizational document of any of the Company’s subsidiaries, or in any contract between an Indemnified Party and the Company or one of its subsidiaries in effect on the date of the merger agreement and, in the case of such contracts, listed on the Company disclosure letter, to survive the merger and to continue in full force and effect (and shall not be amended, repealed or otherwise modified in a manner that would adversely affect any rights thereunder or hereunder or any Indemnified Party) for a period of not less than six years after the effective time of the merger or, if longer, for such period as is set forth in any applicable agreement with an Indemnified Party in effect on the date of the merger agreement.

Parent and the surviving corporation shall, jointly and severally, indemnify all Indemnified Parties to the fullest extent permitted by applicable law and the company organizational documents (or in the comparable organizational document of any of the Company’s subsidiaries) with respect to all acts and omissions prior to the effective time of the merger arising out of or relating to their service as directors, officers or employees of the Company, its subsidiaries or another Person, if such Indemnified Party is or was serving as a director, officer or employee of such other Person at the request of the Company or Parent, or fiduciaries of the company benefit plans, whether asserted or claimed at or after or occurring before the effective time of the merger (including in connection with the negotiation and execution of the merger agreement and the consummation of the transactions contemplated by the merger agreement). If any Indemnified Party is or becomes involved in any legal action in connection with any matter subject to indemnification hereunder, Parent and the surviving corporation shall, jointly and severally, advance as incurred any damages out of or incurred in connection with such legal action, subject to Parent’s or the surviving corporation’s, as applicable, receipt of an undertaking in customary form by or on behalf of such Indemnified Party to repay such damages if it is ultimately determined under applicable law or the company organizational documents (or in the comparable organizational document of any of the Company’s subsidiaries) that such Indemnified Party is not entitled to be indemnified. In the event of any such legal action, (i) each of Parent and the surviving corporation shall cooperate with the Indemnified Party in the defense of any such legal action and (ii) neither Parent nor the surviving corporation shall settle, compromise or consent to the entry of any judgment in any legal action pending or threatened in writing to which an Indemnified Party is a party (and in respect of which indemnification could reasonably be expected to be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such legal action or such Indemnified Party otherwise consents in writing.

Parent and the surviving corporation shall, jointly and severally, maintain in effect for at least six years after the effective time of the merger the current policies of directors’ and officers’ liability insurance maintained by the Company or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous with respect to claims arising out of or relating to events which occurred before or at the effective time of the merger (including in connection with the negotiation and execution of the merger agreement and the consummation of the transactions contemplated by the merger agreement) so long as Parent and the surviving corporation are not required to pay in the aggregate an annual premium in excess of 300% of the last annual premium paid by the Company for such insurance before the date of the merger agreement (such 300% amount being the “Maximum Premium”). If Parent or the surviving corporation are unable to obtain the insurance described in the prior sentence for an amount less than or equal to the Maximum Premium, Parent and the surviving corporation shall, jointly and severally, instead obtain as much comparable insurance as possible for an annual premium equal to the Maximum Premium. Notwithstanding the foregoing, in lieu of the arrangements contemplated by the merger agreement, before the effective time of the merger, the Company shall be entitled to (and, at Parent’s request, the Company shall) purchase a “tail” directors’ and officers’ liability insurance policy covering the matters described in the merger agreement for an amount not to exceed the Maximum Premium and, if the Company purchases such a policy before the effective time of the merger, Parent and the surviving corporation’s obligations under the merger agreement shall be satisfied so long as Parent and the surviving corporation cause such policy to be maintained in effect for a period of six years following the effective time of the merger.

Pursuant to the merger agreement, Parent acknowledges that the Indemnified Parties may have certain rights to indemnification, advancement of expenses and/or insurance provided by other Persons. Parent agrees (i) that Parent and the surviving corporation are the indemnitor of first resort (i.e., their obligations to the Indemnified Parties are primary and any obligation of such other Persons to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any such Indemnified Party are secondary), (ii) that Parent and the surviving corporation shall be required to advance the full amount of expenses incurred by any such Indemnified Party and shall be liable for the full indemnifiable amounts, without regard to any rights any such Indemnified Party may have against any such other Person and (iii) that Parent irrevocably waives, relinquishes and releases (and shall cause the surviving corporation to irrevocably waive, relinquish and release) such other

Persons from any and all claims against any such other Persons for contribution, subrogation or any other recovery of any kind in respect thereof. Additionally, each of Parent and surviving corporation further agrees that no advancement or payment by any of such other Persons on behalf of any such Indemnified Party with respect to any claim for which such Indemnified Party has sought indemnification from the surviving corporation shall affect the foregoing and such other Persons shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnified Party against the surviving corporation.

The covenants contained in the merger agreement are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives and shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. The Surviving Corporation shall pay all expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in the merger agreement, except to the extent that it is ultimately determined by a Governmental Authority with valid jurisdiction that such Indemnified Party is not entitled to be indemnified pursuant to this Agreement.

In the event that Parent or the surviving corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Parent and the surviving corporation shall take all necessary action so that the successors or assigns of Parent or the surviving corporation, as the case may be, shall succeed to the obligations set forth in the merger agreement.

Financing Efforts. Parent has agreed to use its reasonable best efforts to consummate the debt financing no later than the closing date of the merger, including using commercially reasonable efforts to: (i) maintain in effect the debt commitment letter; (ii) negotiate and enter into debt financing documents consistent with the terms and conditions contained in the debt commitment letter or such other terms that would not be prohibited by the merger agreement; (iii) satisfy on a timely basis all conditions applicable to it as set forth in the debt commitment letters; and (iv) consummate the debt financing upon the satisfaction of the conditions set forth in the debt commitment letter.

The Company has also agreed to use its reasonable best efforts to provide such cooperation that is reasonably and customarily requested by Parent to assist Parent in connection with the debt financing, including: (i) participation in, and assistance with, as applicable, the marketing efforts related to the debt financing; (ii) delivery to Parent and the debt financing parties of certain financial information and deliverables; (iii) assisting Parent in obtaining corporate and facilities ratings in connection with the debt facilities; (iv) delivering such due diligence materials as are reasonably available to it and as are reasonably requested by Parent and customarily delivered in connection with the marketing materials; (v) assisting in the negotiation, execution and delivery of definitive financing documents for the debt facilities; and (vi) taking such actions as are reasonably requested by Parent to permit the consummation of the debt facilities on the closing date.

Reasonable Best Efforts

Each of Parent and the Company shall, and each of Parent and the Company shall cause each of its respective HSR Affiliates to, use its reasonable best efforts to promptly: (i) obtain any consents, approvals or other authorizations or waivers from, and make any filings and notifications required by, any governmental authority or other person reasonably requested by Parent in connection with the transactions contemplated by the merger agreement, including under any contract to which Parent or the Company (as reasonably requested by Parent) or any of their respective subsidiaries (in the case of subsidiaries of the Company, as reasonably requested by Parent) is a party or by which their respective properties or assets may be bound, (ii) make any other submissions either required or deemed appropriate by either Parent or the Company, in connection with the transactions contemplated by the merger agreement, including under the Securities Act, the Exchange Act, the

HSR Act, the DGCL, communications laws, rules and regulations of NASDAQ and any other applicable law, (iii) take or cause to be taken all other actions necessary, appropriate or advisable consistent with the merger agreement to (A) cause the expiration of the applicable waiting periods, (B) remove, mitigate or limit any material conditions that may be imposed by the FCC, a state PUC, or any other governmental authority on any such authorization, consent, order, declaration or approval of, or ability to contract with, any governmental authority necessary for the consummation of the transactions contemplated by the merger agreement or (C) obtain receipt of required consents, approvals or authorizations, including the FCC consents and state PUC consents, as applicable, under communications laws as soon as practicable, (iv) defend any legal actions, whether judicial or administrative, challenging the merger agreement or the consummation of the transactions contemplated by the merger agreement, until the entry of a judgment on the merits in such legal action by a court or other governmental authority of competent jurisdiction (whether such judgment is appealable or not) and (v) execute and deliver any additional documents or instruments necessary to consummate the transactions and to fully carry out the purposes of the merger agreement. Parent and the Company shall cooperate and consult with each other in connection with the making of all such filings and notifications. Neither Parent nor the Company shall extend any statutory deadline or waiting period or consent to any voluntary delay of the consummation of the transactions contemplated by the merger agreement at the behest of any governmental authority without the consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed).

As promptly as practicable after the date of the merger agreement and in any event no later than ten business days after the date of the merger agreement, each of Parent and the Company shall file any notification and report forms and related material required to be filed by it with the FTC and the Antitrust Division, as applicable, to request early termination of the applicable waiting period under the HSR Act with respect to the transactions contemplated by the merger agreement, and shall promptly make any further filings pursuant thereto that may be necessary, appropriate or advisable. Each of Parent and the Company filed their notification forms with the FTC and the Antitrust Division under the HSR Act on November 15, 2016, and, in accordance with the merger agreement, each requested “early termination” of the waiting period.

As promptly as practicable after the date of the merger agreement and in any event no later than ten business days after the date of the merger agreement, each of Parent and the Company shall make all notifications and other filings required or appropriate under communications laws or any other regulatory law (including all required or appropriate notifications, registrations, applications and other filings to or with the FCC, foreign regulatory authorities or state PUCs, including those requesting the FCC consents and state PUC consents). Each of Parent and the Company filed applications seeking FCC approval for the transfer of the Company, and filed applications and formal notices with the relevant state PUCs concerning the change in control and/or the debt financing, in November 2016. Such applications are subject to public comment and objection from third parties.

In the event that any petition for reconsideration or appeal is filed, the Company and Parent will cooperate and use their respective reasonable best efforts to oppose or contest any such petition or appeal. In the event that the FCC or any state PUC seeks to impose material conditions on the approval of the transactions contemplated by the merger agreement, the Company and Parent will cooperate and use their respective reasonable best efforts to oppose, mitigate or limit any such material condition. In the event that the FCC or any state PUC issues a decision rescinding any permit, the parties will cooperate and use their respective reasonable best efforts to seek reconsideration and to appeal such decision. In the event that, notwithstanding the cooperation and reasonable best efforts of the Company and Parent, the FCC or any state PUC rescinds any permit by a final order as to which no further reconsideration or appeal is available, the Company and Parent agree to cooperate to comply with such final order with the plan of action for that compliance to be mutually agreed upon by the Company and Parent.

Each of Parent and the Company shall, and subject to any restrictions under any law, shall cause its HSR Affiliates to, promptly inform the other party upon receipt of any communication from any governmental authority regarding any of the transactions contemplated by the merger agreement. If Parent or the Company (or any of their respective HSR Affiliates) receives a request for information from any governmental authority that is related to the transactions contemplated by the merger agreement, then such party shall endeavor in good faith to make, or cause to be made, to the extent practicable and after consultation with the other party, an appropriate response to such request. Prior to delivery of such response, to the extent practicable, such party shall provide the other party with a reasonable opportunity to review and comment on such response. No party shall participate in any substantive meeting, or engage in any substantive conversation, with any governmental authority without giving the other party prior notice of such meeting or conversation and, unless prohibited by such governmental authority, the opportunity to attend or participate. Parent shall advise the Company promptly of any understandings, undertakings or agreements (oral or written) which Parent proposes to make or enter into with any governmental authority in connection with the transactions contemplated by the merger agreement. In furtherance and not in limitation of the foregoing, Parent shall use its reasonable best efforts to resolve any objections that may be asserted with respect to the transactions contemplated by the merger agreement under any antitrust, competition or trade regulatory law as promptly as practicable.

Under the merger agreement and in accordance with applicable law, each of the parties to the merger agreement shall, and shall cause its controlled Affiliates to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, appropriate or advisable to cause the conditions set forth in the merger agreement to be satisfied and to consummate the transactions contemplated by the merger agreement as promptly as reasonably practicable.

Conditions to the Merger

The obligations of the Company, Parent and Merger Sub, as applicable, to consummate the merger are subject to the satisfaction or waiver of certain conditions, including, among other conditions, the following:

•	adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of Inteliquent common stock entitled to vote on the adoption of the merger agreement;

•	the applicable waiting period under the HSR Act shall have expired or terminated;

•	the consummation of the merger not being made illegal or otherwise prohibited by any law or order of any governmental authority of competent jurisdiction;

•	all necessary FCC and state PUC consents shall have been obtained;

•	the Company’s representations and warranties with respect to capitalization shall be true and correct in all respects as of the closing date other than de minimis exceptions or any inaccuracies that would not result in a net increase of more than 0.5% of total consideration payable by Parent;

•	Parent’s and Merger Sub’s representations and warranties regarding corporate authorization and ownership of common stock shall be true and correct in all material respects as of the closing date;

•	all remaining representations and warranties of the Company, Parent and Merger Sub shall be true and correct except where failure of such representation or warranty would not be expected to result in a material adverse effect to such entity as of the closing date;

•	the Company, Parent and Merger Sub having complied, in all material respects, with all their obligations required to be performed or complied with by the closing;

•	the receipt of certificates executed by an executive officer of the Company, on the one hand, or Parent and Merger Sub, on the other hand, to the effect that the conditions described in the preceding four bullets, as applicable, have been satisfied; and

•	since the date of the merger agreement, there not having occurred or arisen any material adverse effect on the Company.

Termination of the Merger Agreement

The Company and Parent may terminate the merger agreement by mutual written consent at any time before the consummation of the merger, notwithstanding the adoption of the merger agreement by the Inteliquent stockholders. In addition, either Parent or the Company may terminate the merger agreement at any time before the consummation of the merger if:

•	any law or order is enacted, issued, promulgated or entered that permanently enjoins or otherwise prohibits consummation of the merger, and (in the case of any order) such order has become final and nonappealable; provided, that with respect to any such order, the right to terminate the merger agreement shall not be available to any party to the merger agreement whose breach of the merger agreement has been the primary cause of, or primarily resulted in, the enactment, issuance or entry of, or failure to remove, such order;

•	the stockholders meeting has been held and completed and the adoption of the merger agreement by the Inteliquent stockholders has not been obtained at the stockholders meeting or at any adjournment of that meeting; or

•	the merger has not been consummated on or before May 2, 2017 (the “outside date”); provided, that if (i) the marketing period (as defined in the merger agreement) has begun but not ended by the initial outside date, then the outside date shall automatically be extended to the date that is three business days after the final day of the marketing period, and (ii) as of such date, all conditions to the merger agreement shall have been satisfied or waived (other than those that are satisfied by action taken at the closing) other than certain conditions related to antitrust, Governmental Authority orders and FCC and state PUC consents, then (A) the Company and Parent may (each in its sole discretion) mutually agree to consummate the merger or (B) if the Company and Parent fail to so agree, the outside date will be automatically extended to June 2, 2017.

Parent may also terminate the merger agreement if:

•	the Board effects an adverse recommendation change;

•	(i) the Board approves, endorses or recommends to stockholders an alternative proposal or (ii) a tender offer or exchange offer for any outstanding shares of capital stock of the Company is commenced before obtaining the requisite company vote and the Board fails to recommend against or takes no position with respect to acceptance of such tender offer or exchange offer by its stockholders within ten business days after commencement;

•	the Company has intentionally and materially breached its obligations with respect to the “go-shop” and no solicitation provisions under the merger agreement; or

•	the Company breaches any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach would give rise to the failure of a condition set forth in the merger agreement and has not been cured by the Company within 45 days after the Company’s receipt of written notice of such breach from Parent; provided Parent shall not have such right to terminate the merger agreement pursuant if Parent or Merger Sub is then in breach of any of their representations, warranties, covenants or agreements contained in the merger agreement that would result in the conditions to closing set forth in the merger agreement not being satisfied.

The Company may also terminate the merger agreement if:

•	pursuant to and in accordance with the terms and conditions of the merger agreement in order to enter into a definitive contract with respect to a superior proposal; provided, however, that before or concurrently with, and as a condition to, any termination of the merger agreement by the Company, the Company shall have paid the Parent termination fee (as defined below) pursuant to the merger agreement;

•	Parent or Merger Sub breaches any of its representations, warranties, covenants or agreements contained in the merger agreement, which breach (i) would give rise to the failure of a closing condition set forth in the merger agreement and (ii) has not been cured by Parent or Merger Sub within 45 days after Parent’s receipt of written notice of such breach from the Company; provided the Company shall not have such right to terminate the merger agreement if the Company is then in breach of any of its representations, warranties, covenants or agreements contained in the merger agreement that would result in the conditions to closing set forth in the merger agreement not being satisfied; or

•	at the time required for closing pursuant to the merger agreement (i) all of the conditions set forth in the merger agreement have been satisfied or waived (other than any condition the failure of which to be satisfied has been primarily caused by the breach of the merger agreement by Parent or Merger Sub and conditions that, by their nature, are to be satisfied at closing and which were, at the time of termination, capable of being satisfied), (ii) the Company has delivered an irrevocable written notice to Parent stating that, if Parent performs its obligations hereunder and the equity financing contemplated by the equity commitment letter and the debt financing contemplated by the debt commitment letter is funded, the Company is prepared to consummate the merger and (iii) Parent and Merger Sub have failed to fulfill their obligation and agreement in the merger agreement to consummate the closing within the time frame set forth in the merger agreement and following at least three business days written notice by the Company of its intent to terminate under the merger agreement if the closing does not occur.

Termination Fees and Expenses

If the merger agreement is terminated, it will be of no further force or effect without liability of any party to each other party to the merger agreement. No such termination will relieve any party of any liability for any Fraud or material and intentional (a) failure to perform its covenants, obligations or agreements contained in the merger agreement or (b) breach by any party of its covenants, representations or warranties contained in the merger agreement.

“Fraud” means actual and intentional fraud by a party to the merger agreement with respect to the making of any representation or warranty in the merger agreement (as applicable); provided, that such actual and intentional only be deemed to exist if a party to the merger agreement had actual knowledge (as opposed to imputed or constructive knowledge) that the representations and warranties made by such party pursuant to the merger agreement in the case of the Company (as qualified by the Company disclosure letter or the Company SEC Reports) or in the case of Parent and Merger Sub (as qualified by the Parent disclosure letter), were actually breached when made, with the express intention that the other party rely thereon to its detriment.

Except as expressly set forth in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs and expenses; provided that Parent will pay all filing fees payable pursuant to the HSR Act or any applicable foreign antitrust or competition law.

If the merger agreement is terminated:

•	by the Company because it has entered into a definitive contract with respect to a superior proposal, the Company shall pay to Parent a fee of $26 million (the “Company termination fee” unless such termination occurs during the “go-shop” period, in which case the Company termination fee shall be $16 million);

•	by Parent because of an adverse recommendation termination or termination due to an intentional and material breach of the “go-shop” or no solicitation covenant, then the Company will pay to Parent, within three business days of such termination, the Company termination fee;

•

by Parent because (i) the Board approves, endorses or recommends to stockholders an alternative proposal or (ii) a tender offer or exchange offer for any outstanding shares of capital stock of the Company is commenced before obtaining the Requisite Company Vote and the Board fails to recommend against or takes no position with respect to acceptance of such tender offer or exchange offer by its stockholders within ten business days after commencement, the Company shall pay to Parent the Company termination fee;

•	by the Company because Parent or Merger Sub breached any of its representations, warranties, covenants or agreements in the merger agreement and such breach gives rise to a failure of Parent or Merger Sub to fulfill a closing condition under the merger agreement, Parent shall pay to the Company a fee of $50 million (the “Parent termination fee”); or

•	by the Company if at the time required for closing pursuant to the merger agreement (i) all of the conditions set forth in the merger agreement have been satisfied or waived (other than any condition the failure of which to be satisfied has been primarily caused by the breach of the merger agreement by Parent or Merger Sub and conditions that, by their nature, are to be satisfied at closing and which were, at the time of termination, capable of being satisfied), (ii) the Company has delivered an irrevocable written notice to Parent stating that, if Parent performs its obligations hereunder and the equity financing contemplated by the equity commitment letter and the debt financing contemplated by the debt commitment letter is funded, the Company is prepared to consummate the merger and (iii) Parent and Merger Sub have failed to fulfill their obligation and agreement in the merger agreement to consummate the closing within the time frame set forth in the merger agreement and following at least three business days written notice by the Company of its intent to terminate under the merger agreement if the closing does not occur, Parent shall pay to the Company the Parent termination fee.

The Company and Parent acknowledged in the merger agreement that the covenants and obligations contained in the provisions regarding the termination fees are an integral part of the transactions contemplated by the merger agreement and that, without those covenants and obligations, the parties would not have entered into the merger agreement.

The Company and Parent acknowledged in the merger agreement that the Company termination fee and the Parent termination fee will be payable by the Company or Parent, as applicable, on only on occasion.

Governing Law

The merger agreement is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes certain material U.S. federal income tax considerations of the merger that are generally applicable to stockholders of Inteliquent. The following discussion is based upon the regulations promulgated under the Internal Revenue Code of 1986, as amended (the “Code”), and existing administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect and to differing interpretations. Any change could affect the validity of the following discussion. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax considerations described herein.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances nor does it address any aspects of U.S. state, local or non-U.S. taxes or the alternative minimum tax. This discussion also does not address any special tax rules applicable to particular stockholders such as stockholders that are financial institutions, tax-exempt organizations, insurance companies, dealers in securities or traders in securities that elect to use a mark-to-market method of accounting, stockholders who acquired their shares of Inteliquent common stock pursuant to the exercise of compensatory stock options or otherwise in connection with the performance of services, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar, U.S. expatriates, certain former citizens or long-term residents of the United States, any person who receives consideration other than cash in the merger (or any transaction related thereto) and stockholders who hold their shares of Inteliquent common stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction. This discussion assumes the shares of Inteliquent common stock are held as capital assets within the meaning of Section 1221 of the Code. In addition, the following discussion does not address non-income tax consequences or the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the merger (whether or not any such transactions are undertaken in connection with the merger).

For purposes of this discussion, a “U.S. Holder” means a stockholder that is (i) a citizen or individual resident of the United States, (ii) a corporation or an entity treated as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the United States or any state or the District of Columbia or otherwise treated as such for U.S. federal income tax purposes, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (a) the administration over which a U.S. court can exercise primary supervision and all of the substantial decisions of which one or more U.S. persons have the authority to control, or (b) that has a valid election in effect under the applicable Treasury Regulations to be treated as a U.S. person under the Code. A “Non-U.S. Holder” is any stockholder that is an individual or a corporation for U.S. federal income tax purposes and is not a U.S. Holder.

If a partner of a partnership or owner of another type of tax flow-through entity is the owner of shares of Inteliquent common stock, the tax treatment of the partner or owner will depend upon the status of the partner or owner and the activities of the partnership or other entity. Accordingly, partnerships and other flow-through entities that hold shares of Inteliquent common stock and partners or owners of such partnerships or other entities, as applicable, should consult their own tax advisors.

HOLDERS OF SHARES OF INTELIQUENT COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO THEM.

U.S. Holders

Taxable Sale of Shares of Inteliquent Common Stock

In General

The merger will be a taxable transaction for U.S. Holders. A U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received and the U.S. Holder’s adjusted tax basis in the surrendered shares of Inteliquent common stock. A U.S. Holder’s adjusted tax basis in the shares of Inteliquent common stock is generally the amount paid for such shares of Inteliquent common stock (less the amount of any distribution received by such holder treated as a tax-free return of capital). Such gain or loss will be capital gain or loss, and any such gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Inteliquent common stock is greater than one year as of the closing. If the U.S. Holder’s holding period for the shares of Inteliquent common stock is one year or less at the time of the closing, any such gain will be treated as short-term capital gain and U.S. Holders could be subject to tax on their gain at rates as high as the rates applicable to ordinary income. The deductibility of capital losses is subject to limitations.

The gain or loss on the disposition of the shares of Inteliquent common stock must be calculated separately for each block of shares of Inteliquent common stock (i.e., shares of Inteliquent common stock acquired at the same time in a single transaction). U.S. Holders who own separate blocks of shares of Inteliquent common stock should consult their tax advisors with respect to these rules.

Tax on Net Investment Income

A 3.8% tax is imposed on some of all of the net investment income of certain individual U.S. Holders with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and the undistributed net investment income of certain U.S. Holders that are estates and trusts. For these purposes, “net investment income” generally will include any gain recognized from the surrender of a U.S. Holder’s shares of Inteliquent common stock in the merger, less certain deductions.

Backup Withholding

In order to avoid “backup withholding” of U.S. federal income tax on payments to U.S. Holders, unless an exception applies, each U.S. Holder must provide such U.S. Holder’s correct taxpayer identification number (“TIN”) on the IRS Form W-9 (or substitute or successor form) included with the letter of transmittal and certify under penalties of perjury that such number is correct and that such U.S. Holder is not subject to backup withholding. If a U.S. Holder fails to provide the correct TIN or certification, payments received may be subject to backup withholding, currently at a 28% rate. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is properly furnished to the IRS on a timely basis or (2) the Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of the sale and certain other conditions are met, in which case the Non-U.S. Holder generally will be subject to U.S. federal income tax on the gain derived from the merger at a rate of 30%.

Non-U.S. Holders

Taxable Sale of Shares of Inteliquent Common Stock

Subject to the discussion below regarding the Company’s U.S. real property holding company status, a Non-U.S. Holder is not expected to be subject to any U.S. federal income tax or withholding tax on any gain recognized upon such Non-U.S. Holder’s sale of shares of Inteliquent common stock pursuant to the merger agreement unless the gain is effectively connected with the conduct of a U.S. trade or business of the Non-U.S. Holder and, if an applicable income tax treaty so provides, is attributable to a permanent establishment or a fixed base maintained by such Non-U.S. Holder, in which case the Non-U.S. Holder generally will be taxed in the same manner as a U.S. Holder and, if the Non-U.S. Holder is a foreign corporation, may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty between the U.S. and such Non-U.S. Holder’s country of residence.

The Company believes that it is not, and will not be as of the effective date of the merger, a “U.S. real property holding company.” However, there is no assurance that the IRS will not challenge that determination. In the event that the IRS were to successfully assert that the Company is a U.S. real property holding company, then any gain recognized on the sale of Inteliquent’s stock by a Non-U.S. Holder who or that held (actually or constructively pursuant to applicable stock ownership attribution rules) more than 5% of Inteliquent’s common stock at any time during the 5-year period ending on the effective date of the merger would be treated as effective connected with the conduct of a trade or business within the United States and would therefore by subject to U.S. federal income tax at the graduated rates applicable to an individual or a corporation (depending on the Non-U.S. Holder’s status). In addition, a portion of any such Non-U.S. Holder’s proceeds could be subject to withholding at a 15% rate. Non-U.S. Holders should consult their tax advisors with to these rules.

Backup Withholding

A Non-U.S. Holder is generally not subject to backup withholding as described above under “—U.S. Holders—Backup Withholding,” provided such Non-U.S. Holder properly certifies its non-U.S. status on an IRS Form W-8BEN or another appropriate version of IRS Form W-8.

THE FOREGOING DISCUSSION IS NOT INTENDED TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, A STOCKHOLDER’S INDIVIDUAL CIRCUMSTANCES OR TO CERTAIN TYPES OF STOCKHOLDERS MENTIONED ABOVE. MOREOVER, THE DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER. ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER.

REGULATORY MATTERS

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the rules promulgated under that Act by the Federal Trade Commission (the “FTC”), the transaction may not be completed until notifications have been given to the United States Department of Justice (the “Antitrust Division”) and the FTC and until the specified waiting period has been terminated or has expired. The initial waiting period is 30 days, but this period may be shortened if the reviewing agency grants “early termination” of the waiting period, or it may be lengthened if the reviewing agency determines that further investigation is required and issues a formal request, or “second request,” for additional information and documentary material. The Company and Parent each filed a Premerger Notification and Report Form with the U.S. antitrust authorities pursuant to the HSR Act on November 15, 2016 and requested “early termination” of the waiting period. The applicable waiting period was scheduled to expire on December 15, 2016 at 11:59 p.m., New York City time, unless otherwise terminated or extended by antitrust authorities. On December 1, 2016, the FTC notified the Company and Parent that early termination was granted, effective immediately.

Because the Company holds various licenses issued by the Federal Communications Commission (the “FCC”), under the Communications Act of 1934, as amended by the Telecommunications Act of 1996, the FCC must approve the transfer of control of the Company to Parent. The FCC must determine whether Parent is qualified to control the Company and whether the proposed transfer is consistent with the public interest, convenience and necessity. Parent and the Company filed applications seeking FCC approval for the transfer of the Company in November 2016. Such applications are subject to public comment and objection from third parties. The timing or outcome of the FCC approval process cannot be predicted.

Additionally, Parent, the Company and the Company’s subsidiaries must obtain approval from a number of state PUCs. Certain PUCs must approve the participation of such subsidiaries holding state licenses and authorizations which enter into the debt financing. Other PUCs require formal notice of the change in control arising from the merger agreement and/or the debt financing. PUCs must determine whether Parent is qualified to control the Company and whether the change in control and debt financing are consistent with public interest, convenience and necessity. Parent and the Company filed applications and formal notices with the relevant PUCs concerning the change in control and/or the debt financing in November 2016. Such applications are subject to public comment and objection from third parties. The timing or outcome of the PUC approval processes cannot be predicted.

APPRAISAL RIGHTS

Under Section 262 of the DGCL, any holder of record of shares of Inteliquent common stock who has not voted in favor of the merger, who continuously holds such shares through the effective date of the merger, who complies with the provisions of Section 262 of the DGCL and who does not wish to accept the merger consideration may elect to exercise appraisal rights in lieu of receiving the merger consideration. If the merger is completed, a stockholder who properly demanded appraisal of his, her or its shares prior to the vote being taken on the adoption of the merger agreement and who did not vote in favor of adoption of the merger agreement and who otherwise complies with the provisions of Section 262 of the DGCL may petition the Delaware Court of Chancery to determine the “fair value” of his, her or its shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, and receive payment of such fair value of the shares in cash, together with interest, if any, on the amount determined to be the fair value, subject to Section 262 of the DGCL. Stockholders that are entitled and wish to exercise appraisal rights must strictly comply with the provisions of Section 262 of the DGCL.

The following discussion is a summary of the law pertaining to appraisal rights under the DGCL. The full text of Section 262 of the DGCL is attached to this proxy statement as Annex C. All references in Section 262 of the DGCL to a “stockholder” and in this summary to a “stockholder” are to the record holder of the shares of Inteliquent common stock.

Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, as in the case of the merger agreement, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes such notice, and the applicable statutory provisions are attached to this proxy statement as Annex C. This summary of appraisal rights is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the text of Section 262 of the DGCL attached as Annex C. Any stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Annex C carefully and in its entirety. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. Stockholders that validly withdraw, fail to perfect or otherwise lose their appraisal rights will be entitled to receive the merger consideration, without interest, provided by the merger agreement.

A stockholder wishing to exercise the right to seek an appraisal of their shares must do ALL of the following:

•	The stockholder must deliver to the Company a written demand for appraisal before the vote on the merger agreement at the stockholders meeting.

•	The stockholder must not vote in favor of the proposal to adopt the merger agreement. Because a properly executed and dated proxy that does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the merger agreement, a stockholder who submits a proxy and who wishes to exercise appraisal rights must abstain from voting or instruct that such stockholder’s shares be voted against such proposal.

•	The stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger. The stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger.

•	The stockholder must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of his, her or its shares within 120 days after the effective time of the merger. The surviving corporation is under no obligation to file such petition and has no intention of doing so.

Neither voting, in person or by proxy, against, abstaining from voting on nor failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

Only a holder of record of shares of Inteliquent common stock issued and outstanding immediately prior to the effective time of the merger may demand appraisal rights for the shares of stock registered in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder’s name appears on the stock certificates. The demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand appraisal of his, her or its Inteliquent common stock.

If the shares of Inteliquent common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of Inteliquent common stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record holder, such as a broker who holds shares of Inteliquent common stock as nominee for several beneficial owners, may exercise appraisal rights with respect to the shares of Inteliquent common stock issued and outstanding immediately prior to the effective time held for one or more beneficial owners while not exercising such rights with respect to the shares of Inteliquent common stock held for other beneficial owners; in such case, however, the written demand should set forth the number of shares of Inteliquent common stock issued and outstanding immediately prior to the effective time as to which appraisal is sought and where no number of shares of Inteliquent common stock is expressly mentioned the demand will be presumed to cover all shares of Inteliquent common stock which are held in the name of the record owner.

IF A STOCKHOLDER HOLDS SHARES OF INTELIQUENT COMMON STOCK THROUGH A BROKER WHO IN TURN HOLDS THE SHARES THROUGH A CENTRAL SECURITIES DEPOSITORY NOMINEE SUCH AS CEDE & CO., A DEMAND FOR APPRAISAL OF SUCH SHARES MUST BE MADE BY OR ON BEHALF OF THE DEPOSITORY NOMINEE AND MUST IDENTIFY THE DEPOSITORY NOMINEE AS RECORD HOLDER. STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS OR NOMINEES TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

A stockholder who elects to exercise appraisal rights under Section 262 of the DGCL should mail or deliver a written demand to:

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

(312) 384-8000

Attn: Richard L. Monto, General Counsel,

Senior Vice President and Corporate Secretary

If the merger is completed, the Company will give written notice of the effective time of the merger within ten days after such effective time to each former Inteliquent stockholder who did not vote in favor of adopting the merger agreement and who properly made a written demand for appraisal in accordance with Section 262 of the DGCL. Within 120 days after the effective time of the merger, but not later, either the surviving corporation or any stockholder who has properly made a written demand for appraisal of his, her or its shares of Inteliquent common stock and otherwise complied with the requirements of Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Inteliquent common stock held by all such dissenting stockholders. A person who is the beneficial owner of shares of Inteliquent common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence. The surviving corporation is under no obligation to file any petition and has no intention of doing so. Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of those shares. A person who is the beneficial owner of such shares of Inteliquent common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence. The surviving corporation must mail this statement to the stockholder within the later of ten days of receipt of the request and ten days after expiration of the period for delivery of demands for appraisal.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares as required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by such section.

The Delaware Court of Chancery may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the Register in the Delaware Court of Chancery for notation thereon of the pendency of the appraisal proceedings. If the stockholder fails to comply with the court’s direction, the Delaware Court of Chancery may dismiss the proceeding as to the stockholder. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares of Inteliquent common stock entitled to appraisal exceeds 1% of the outstanding shares of Inteliquent common stock, or (2) the value of the consideration provided in the merger for such total number of shares of Inteliquent common stock exceeds $1 million.

The Delaware Court of Chancery will thereafter determine the fair value of the shares of Inteliquent common stock held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with interest, if any, to be paid on the amount determined to be fair value. Interest will be calculated as of effective date of the merger through the date of payment of the judgment, compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge), unless good cause is shown for the Delaware Court of Chancery to use discretion and calculate the interest rate otherwise. At any time before the entry of judgment in the proceedings, the surviving company may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 of the DGCL only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the Court of Chancery must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger[.]” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” remedy, in cases of unfair dealing, may or may not be a dissenter’s exclusive remedy. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the merger agreement. If no party files a petition for appraisal in a timely manner, then all stockholders will lose the right to an appraisal, and will instead be entitled to receive the merger consideration provided by the merger agreement, without interest.

The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

The fair value of the Inteliquent common stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the merger consideration. An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.

Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL may not, after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of shares as of a record date prior to the effective time of the merger.

If no petition for appraisal is filed within 120 days after the effective date of the merger, or if a stockholder who has not commenced or joined an appraisal proceeding delivers a written withdrawal of the stockholder’s demand for appraisal within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease. Any attempt to withdraw an appraisal demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned on such terms as the Delaware Court of Chancery deems just; provided, however, that the foregoing provisions of this sentence shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the merger consideration within 60 days after the effective date of the merger. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder’s shares will be converted into the right to receive the merger consideration, without interest.

FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF APPRAISAL RIGHTS. IN THAT EVENT, YOU WILL BE ENTITLED TO RECEIVE THE MERGER CONSIDERATION FOR YOUR DISSENTING SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262 OF THE DGCL, IF YOU ARE AN INTELIQUENT STOCKHOLDER AND ARE CONSIDERING EXERCISING YOUR APPRAISAL RIGHTS UNDER THE DGCL, YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

CURRENT MARKET PRICE OF INTELIQUENT COMMON STOCK

Inteliquent common stock has been listed on NASDAQ under the trading symbol “IQNT” since November 2, 2007. The following table sets forth the high and low closing prices of Inteliquent common stock, as reported on NASDAQ, for each of the periods listed.

	Common Stock
	High	Low
Fiscal Year Ending December 31, 2014
First Quarter	$14.98	$10.06
Second Quarter	$15.83	$13.33
Third Quarter	$14.63	$10.18
Fourth Quarter	$20.00	$12.30
Fiscal Year Ending December 31, 2015
First Quarter	$19.55	$14.45
Second Quarter	$19.66	$16.22
Third Quarter	$22.54	$16.76
Fourth Quarter	$22.52	$17.47
Fiscal Year Ending December 31, 2016
First Quarter	$18.11	$14.66
Second Quarter	$19.89	$15.68
Third Quarter	$20.89	$15.26
Fourth Quarter (through December 1, 2016)	$23.00	$15.34

In 2013, we initiated the payment of regular cash dividends on shares of Inteliquent common stock. Under the terms of the merger agreement, from the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, we may not declare or pay dividends on shares of Inteliquent common stock without Parent’s written consent.

The following table sets forth the closing sale prices per share of Inteliquent common stock, as reported on NASDAQ on November 1, 2016, the last full trading day before the public announcement of the proposed merger, and on [    ], the latest practicable date before the printing of this proxy statement:

November 1, 2016	$16.76
[ ]	$[ ]

If the merger is consummated, each share of Inteliquent common stock will be converted into the right to receive $23.00 in cash, without interest and less any applicable withholding taxes, and Inteliquent common stock will be removed from quotation on NASDAQ and there will be no further public market for shares of Inteliquent common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of Inteliquent common stock as of November 29, 2016, for:

•	each of our directors;

•	each of our named executive officers;

•	each person known by us to beneficially own 5% or more of our outstanding common stock; and

•	all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 34,496,043 shares of Inteliquent common stock outstanding as of November 29, 2016. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Inteliquent common stock subject to options currently exercisable or exercisable within 60 days of November 29, 2016 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of Inteliquent common stock shown as beneficially owned by them. Except as otherwise set forth below, the street address of each beneficial owner is c/o Inteliquent, Inc., 550 West Adams Street, Suite 900, Chicago, Illinois 60661.

Name of Beneficial Owner	Shares Beneficially Owned
	Number of Shares of Common Stock	Percent of Class (%)
5% Stockholders:
BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10022	4,155,742	12.2
Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	2,452,612	7.1
Numeric Investors LLC(3) 470 Atlantic Avenue, 6th Floor Boston, MA 02210	1,695,871	4.9
Directors and Executive Officers:
Kurt J. Abkemeier(4)	25,962	*
Joseph A. Beatty(5)	43,741	*
John T. Bullock(6)	95,986	*
Eric R. Carlson(7)	23,053	*
Matthew Carter, Jr.(8)	41,453	*
G. Edward Evans(9)	—	—
Edward M. Greenberg(10)	12,198	*
James P. Hynes(11)	119,844	*
Lawrence M. Ingeneri(12)	97,873	*
Timothy A. Samples(13)	19,488	*
John M. Schoder(14)	43,998	*
Brett A. Scorza(15)	103,487	*
Rian J. Wren(16)	289,381	*
Lauren F. Wright(17)	18,683	*
All directors and executive officers as a group (17 persons)	1,209,591	3.5

*	Represents beneficial ownership of less than 1% of the shares of Inteliquent common stock.

(1)	According to a Schedule 13G/A filed with the SEC on July 8, 2016 by BlackRock, Inc. and its subsidiaries BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC and BlackRock Japan Co Ltd. (collectively, “BlackRock”), as of June 30, 2016, BlackRock is the beneficial owner of 4,155,742 shares of Inteliquent common stock, as to which it has sole voting power as to 4,094,861 shares of Inteliquent common stock and sole dispositive power as to 4,155,742 shares of Inteliquent common stock.

(2)	According to a Schedule 13G/A filed with the SEC on February 10, 2016 by Vanguard Group Inc. (“Vanguard”), as of December 31, 2014, Vanguard is the beneficial owner of 2,452,612 shares of Inteliquent common stock, as to which it has sole voting power as to 56,043 shares of Inteliquent common stock and sole dispositive power as to 2,398,769 shares of Inteliquent common stock.

(3)	According to a Schedule 13G filed with the SEC on January 28, 2016 by Numeric Investors LLC (the “Investment Manager”) and Man Group plc (the “Parent Company”), the Investment Manager serves as investment manager to certain funds and/or managed accounts (the “Numeric Funds”) that hold 1,695,871 shares of Inteliquent common stock. The Investment Manager, which serves as the investment manager to each of the Numeric Funds, may be deemed to be the beneficial owner of all shares of Inteliquent common stock owned by the Numeric Funds. The Parent Company, which indirectly, through various intermediary entities, controls the Investment Manager, may be deemed to be the beneficial owner of all shares of Inteliquent common stock held by the Numeric Funds. The Parent Company’s address is Riverbank House, 2 Swan Lane, London EC4R 3AD, United Kingdom

(4)	Represents 25,962 shares of Inteliquent common stock as of September 23, 2016, which was Mr. Abkemeier’s last day with the Company.

(5)	Consists of (a) 32,741 shares of Inteliquent common stock owned by Mr. Beatty (not including restricted stock) and (b) 3,121 shares of restricted stock owned by Mr. Beatty, which will vest on May 19, 2017 and (c) 7,879 shares subject to options that are exercisable within 60 days of November 29, 2016.

(6)	Consists of (a) 8,646 shares of Inteliquent common stock owned by Mr. Bullock (not including restricted stock), (b) 1,030 shares of restricted stock owned by Mr. Bullock, which will vest on an annual basis through March 15, 2017, (c) 1,471 shares of restricted stock owned by Mr. Bullock, which will vest on an annual basis through September 19, 2017, (d) 1,642 shares of restricted stock owned by Mr. Bullock, which will vest on an annual basis through March 17, 2018, (e) 20,877 shares of restricted stock owned by Mr. Bullock, which will vest on May 20, 2017, (f) 1,877 shares of restricted stock owned by Mr. Bullock, which will vest on an annual basis through March 13, 2019, (g) 2,980 shares of restricted stock owned by Mr. Bullock, which will vest on an annual basis through February 22, 2020 and (h) 57,463 shares subject to options that are exercisable within 60 days of November 29, 2016.

(7)	Consists of (a) 1,722 shares of Inteliquent common stock owned by Mr. Carlson (not including restricted stock), (b) 2,500 shares of restricted stock owned by Mr. Carlson, which will vest on an annual basis through September 19, 2017 (c) 947 shares of restricted stock owned by Mr. Carlson, which will vest on an annual basis through March 17, 2018, (d) 990 shares of restricted stock owned by Mr. Carlson, which will vest on an annual basis through March 3, 2019 and (e) 16,894 shares subject to options that are exercisable within 60 days of November 29, 2016.

(8)	Consists of (a) 8,242 shares of Inteliquent common stock owned by Mr. Carter (not including restricted stock), (b) 12,656 shares of restricted stock owned by Mr. Carter, which will vest on an annual basis through June 22, 2019 (c) 8,939 shares of restricted stock owned by Mr. Carter, which will vest on an annual basis through February 22, 2020 and (d) 11,616 shares subject to options that are exercisable within 60 days of November 29, 2016.

(9)	Represents Mr. Evans’ holdings as of March 23, 2016, which is the last date for which the Company has this information.

(10)	Consists of (a) 5,956 shares of Inteliquent common stock owned by Mr. Greenberg (not including restricted stock) and (b) 6,242 shares of restricted stock owned by Mr. Greenberg, which will vest on May 19, 2017.

(11)	Consists of (a) 113,602 shares of Inteliquent common stock owned by Mr. Hynes (not including restricted stock) and (b) 6,242 shares of restricted stock owned by Mr. Hynes, which will vest on May 19, 2017.

(12)	Consists of (a) 91,631 shares of Inteliquent common stock owned by Mr. Ingeneri (not including restricted stock) and (b) 6,242 shares of restricted stock owned by Mr. Ingeneri, which will vest on May 19, 2017.

(13)	Consists of (a) 13,246 shares of Inteliquent common stock owned by Mr. Samples (not including restricted stock) and (b) 6,242 shares of restricted stock owned by Mr. Samples, which will vest on May 19, 2017.

(14)	Consists of (a) 7,964 shares of Inteliquent common stock owned by Mr. Schoder (not including restricted stock), (b) 2,500 shares of restricted stock owned by Mr. Schoder, which will vest on an annual basis through November 25, 2017, (c) 5,000 shares of restricted stock owned by Mr. Schoder, which will vest on an annual basis through November 24, 2018, (d) 22,500 shares of restricted stock owned by Mr. Schoder, which will vest on an annual basis through January 30, 2019, (e) 2,421 shares of restricted stock owned by Mr. Schoder, which will vest on an annual basis through March 13, 2019, (f) 2,980 shares of restricted stock owned by Mr. Schoder, which will vest on an annual basis through February 22, 2020 and (g) 2,307 shares subject to options that are exercisable within 60 days of November 29, 2016.

(15)	Consists of (a) 9,489 shares of Inteliquent common stock owned by Mr. Scorza (not including restricted stock), (b) 1,030 shares of restricted stock owned by Mr. Scorza, which will vest on an annual basis through March 15, 2017, (c) 1,471 shares of restricted stock owned by Mr. Scorza, which will vest on an annual basis through September 19, 2017, (d) 1,642 shares of restricted stock owned by Mr. Scorza, which will vest on an annual basis through March 17, 2018, (e) 20,877 shares of restricted stock owned by Mr. Scorza, which will vest on May 20, 2017, (f) 1,877 shares of restricted stock owned by Mr. Scorza, which will vest on an annual basis through March 13, 2019, (g) 2,980 shares of restricted stock owned by Mr. Scorza, which will vest on an annual basis through February 22, 2020 and (h) 64,121 shares subject to options that are exercisable within 60 days of November 29, 2016.

(16)	Consists of (a) 73,688 shares of Inteliquent common stock owned by Mr. Wren (not including restricted stock) and (b) 6,242 shares of restricted stock owned by Mr. Wren, which will vest on May 19, 2017.

(17)	Consists of (a) 12,441 shares of Inteliquent common stock owned by Ms. Wright (not including restricted stock) and (b) 6,242 shares of restricted stock owned by Ms. Wright, which will vest on May 19, 2017.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of Inteliquent. However, if the merger is not completed, stockholders will continue to be entitled to attend and participate in stockholder meetings.

The Company will hold an annual meeting in 2017 only if the merger has not already been completed.

In order to be considered for inclusion in our proxy statement for our 2017 annual meeting, stockholder proposals must comply with Rule 14a-8(e) of the Exchange Act. Stockholder proposals submitted for consideration in the 2017 Proxy Statement must be submitted in writing to us at the Office of the Corporate Secretary, at the address below, and must be received by December 9, 2016.

In addition, our bylaws include advance notice provisions relating to stockholder nominations for directors or other business not submitted for inclusion in our Proxy Statement. The advance notice provisions provide that, among other things, stockholders provide us with timely written notice regarding such nominations or other business and otherwise satisfy the requirements set forth in our bylaws. To be timely, a stockholder who intends to present nominations for directors or a proposal at next year’s annual meeting other than pursuant to Rule 14a-8 must provide written notice of the nominations or the other business they wish to propose to us at the Office of the Corporate Secretary, at the address below, and must be received no earlier than January 19, 2017, and no later than February 8, 2017. For such proposals that are not timely filed, the Board retains discretion whether to present such proposals at the 2017 annual meeting, and we retain discretion to vote proxies we receive in connection therewith.

Notice of a proposal must include:

•	a brief description of (A) the business desired to be brought before such meeting, (B) the reasons for conducting such business at the meeting, and (C) any material interest of the proposing stockholder or beneficial owner, if any, in such business, including a description of all agreements, arrangements and understanding between such stockholder or beneficial owner and any other person (including the name(s) of such other person(s)) in connection with or related to the proposal of such business by the stockholder;

•	if the matter the stockholder giving the notice proposes to bring before such meeting involves an amendment to our bylaws, the specific wording of such proposed amendment; and

•

as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and record address of such stockholder and of such beneficial owner, (B) the class or series and number of shares of our capital stock which are, directly or indirectly, beneficially owned and owned of record by such stockholder and beneficial owner, (C) the class or series, if any, and number of options, warrants, convertible securities, stock appreciation rights or similar rights with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Company or with a value derived in whole or in part from the value of any class or series of shares or other securities of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares or other securities of the Company (each, a “Derivative Security”), which are, directly or indirectly, beneficially owned by such stockholder and beneficial owner, (D) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance–based fees) derived from any increase or decrease in the value of shares or other securities of the Company, (E) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner has a right to vote any shares or other securities of the Company, (F) any rights to dividends on the shares of the Company owned beneficially by such stockholder or such beneficial owner that are separated or separable from the underlying shares of the Company, (G) any proportionate interest in shares of the

Company or Derivative Securities held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, if any, (H) a description of all agreements, arrangements and understandings between such stockholder or beneficial owner and any other person(s) (including their name(s)) in connection with or related to the ownership or voting of our capital stock or Derivative Securities, (H) (x) a statement as to whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to approve the proposal and/or otherwise solicit proxies from stockholders in support of such proposal and (y) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (I) a representation that the stockholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business.

Notice of a nomination must include:

•	as to each person whom you propose to nominate for election as a director (A) all information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Exchange Act and the rules and regulations promulgated thereunder, (B) a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the person you propose to nominate for election as director and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (C) a completed and signed questionnaire, representation and agreement required by Section 11(d) of our bylaws; and

•

as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and record address of such stockholder and of such beneficial owner, (B) the class or series and number of shares of our capital stock which are, directly or indirectly, beneficially owned and owned of record by such stockholder and beneficial owner, (C) the class or series, if any, and number of options, warrants, convertible securities, stock appreciation rights or similar rights with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Company or with a value derived in whole or in part from the value of any class or series of shares or other securities of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares or other securities of the Company (each, a “Derivative Security”), which are, directly or indirectly, beneficially owned by such stockholder and beneficial owner, (D) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance–based fees) derived from any increase or decrease in the value of shares or other securities of the Company, (E) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner has a right to vote any shares or other securities of the Company, (F) any rights to dividends on the shares of the Company owned beneficially by such stockholder or such beneficial owner that are separated or separable from the underlying shares of the Company, (G) any proportionate interest in shares of the Company or Derivative Securities held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, if any, (H) a description of all agreements, arrangements and understandings between such stockholder or beneficial owner and any other person(s) (including their name(s)) in connection with or related to the ownership or voting of our capital stock or Derivative Securities, (I) a statement as to whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to elect such stockholder’s nominees and/or otherwise to solicit proxies from stockholders in support of such nomination, (J) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (K) a representation that the stockholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose the nomination.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Such notice must also comply with all other requirements of our bylaws.

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Proponents must submit notices of proposals and nominations in writing to the following address:

Corporate Secretary

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, Illinois 60661

The Corporate Secretary will forward the notices of proposals and nominations to the Nominating and Corporate Governance Committee for consideration.

WHERE YOU CAN FIND MORE INFORMATION

Statements contained in this proxy statement, or in any document incorporated by reference herein, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following of the Company’s filings with the SEC are incorporated by reference:

•	annual report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 18, 2016;

•	quarterly reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, filed with the SEC on April 28, 2016, August 2, 2016 and November 7, 2016, respectively; and

•	current reports on Form 8-K filed with the SEC on January 11, 2016, February 12, 2016, February 24, 2016, April 28, 2016, May 18, 2016, May 23, 2016, July 8, 2016, August 10, 2016, September 19, 2016, September 21, 2016, November 2, 2016 and December 2, 2016.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the stockholders meeting or the termination of the merger agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.

You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) 732-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company in the “Investors” section of the Company’s website at www.inteliquent.com under “Financials & Filings.” The information contained on, or accessible through, the Company’s website is not incorporated in, and does not form a part of, the proxy statement or any other report or document filed by or furnished to the SEC by the Company.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing from us at the following address:

Inteliquent, Inc.

Attn: Corporate Secretary 550 West Adams Street, Suite 900

Chicago, IL 60661

If you would like to request documents from us, please do so by [        ] in order to receive them before the stockholders meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

If you have any questions about this proxy statement, the stockholders meeting or the merger or need assistance with voting procedures, you should contact our proxy solicitor at:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Stockholders, Banks and Brokers may call toll free: (866) 296-5716

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER,

by and among

ONVOY, LLC,

ONVOY IGLOO MERGER SUB, INC.

and

INTELIQUENT, INC.

Dated as of November 2, 2016

A-i

A-ii

Disclosure Letters

Company Disclosure Letter

Parent Disclosure Letter

Exhibits

A	Form of Surviving Charter

A-iii

INDEX OF DEFINED TERMS

Term	Section
Agreement	Preamble
Alternative Debt Financing	5.20(d)
Balance Sheet Date	3.12(a)
Book-Entry Shares	2.1(c)(ii)
Cash Bonuses	5.7(b)
Certificate of Merger	1.3
Certificates	2.1(c)(ii)
Closing	1.2
Closing Date	1.2
Code	2.2(f)
Common Stock	2.1(b)
Company	Preamble
Company Adverse Recommendation Change	5.4(d)
Company Benefit Plan	3.16(a)
Company Board	Recitals
Company Board Recommendation	Recitals
Company Disclosure Letter	III
Company Financial Advisor	3.28
Company Option	2.3(a)
Company Organizational Documents	3.2
Company Proxy Statement	3.3(b)
Company PSU	2.3(c)
Company Related Parties	7.6(d)
Company Restricted Stock Award	2.3(b)
Company Software	3.20(f)
Company Stockholders Meeting	3.3(b)
Confidentiality Agreement	5.3(b)
Continuation Period	5.7(a)
Continuing Employee	5.7(a)
Debt Commitment Letter	4.6(d)
Debt Financing	4.6(d)
Definitive Debt Agreements	5.20(b)
DGCL	1.1
Disclosed Debt Conditions	4.6(e)
Disclosed Equity Conditions	4.6(c)
Dissenting Shares	2.4(a)
Effective Time	1.3
Electronic Delivery	8.17
Equity Commitment Letter	4.6(a)
Equity Financing	4.6(a)
ERISA	3.16(a)
Exchange Act	3.3(c)
Excluded Parties	5.4(b)
Excluded Shares	2.1(b)
Expenses	5.13
Fee Letter	4.6(d)
GAAP	3.11(a)
Governmental Authorizations	3.3
HSR Act	3.3(e)

A-iv

Term	Section
Indemnified Parties	5.8(a)
Insurance Policies	3.27
IRS	3.16(b)
IT Assets	3.20(d)
Leased Real Property	3.21(a)
Legal Actions	3.14
Lenders	4.6(d)
Liabilities	3.12
Limited Guaranty	Recitals
Material Contract	3.15(a)
Maximum Premium	5.8(c)
Merger	Recitals
Merger Sub	Preamble
New Plans	5.7(f)
Old Plans	5.7(f)
Option Cash Payment	2.3(a)
Outside Date	7.2(a)
Parent	Preamble
Parent Assets	4.4(b)
Parent Contracts	4.4(c)
Parent Disclosure Letter	IV
Parent Related Parties	7.6(d)
Parent Termination Fee	7.6(c)
Participant	3.16(a)
Paying Agent	2.2(a)
Payment Fund	2.2(b)
Preferred Stock	2.1(b)
Proxy Date	5.6
PSU Payment	2.3(c)
Qualifying Proposal	7.6(b)(iii)
Real Property Leases	3.21(a)
Record Date	5.6
Restricted Stock Award Payment	2.3(b)
Retention Program	5.7(e)
SEC	3.3(b)
Securities	3.6(b)
Securities Act	3.9
Shareholder Litigation	5.19
Solicitation Period End Date	5.4(a)
Sponsors	4.6(a)
Surviving Bylaws	1.6
Surviving Charter	1.5
Surviving Corporation	1.1
Termination Fee	7.6(b)(iv)
Total Option Cash Payments	2.3(a)
Total PSU Payments	2.3(c)
Total Restricted Stock Award Payments	2.3(b)
Transaction Filings	3.10
WARN Act	3.17(b)

A-v

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of November 2, 2016 (this “Agreement”), by and among Onvoy, LLC, a Minnesota limited liability company (“Parent”), Onvoy Igloo Merger Sub, Inc., a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), and Inteliquent, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the board of directors of the Company (the “Company Board”), at a meeting thereof duly called and held, unanimously (a) approved and declared advisable this Agreement, the merger of Merger Sub with and into the Company on the terms and subject to the conditions set forth in this Agreement (the “Merger”) and the other transactions contemplated by this Agreement, (b) declared that it is in the best interests of the stockholders of the Company that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement, (c) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company and (d) recommended to the stockholders of the Company that they adopt this Agreement (the “Company Board Recommendation”);

WHEREAS, the board of directors of Merger Sub, at a meeting thereof duly called and held, has unanimously approved and declared advisable, and the board of directors of Parent, at a meeting thereof duly called and held, has unanimously approved and declared advisable this Agreement, the Merger on the terms and subject to the conditions set forth in this Agreement and the other transactions contemplated by this Agreement; and

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of the Company to enter into this Agreement, the Sponsors have entered into a limited guaranty in favor of the Company (the “Limited Guaranty”), pursuant to which, subject to the terms and conditions contained therein, the Sponsors have guaranteed certain of the obligations of Parent and Merger Sub in connection with this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time, (a) Merger Sub shall be merged with and into the Company and (b) the separate corporate existence of Merger Sub shall cease and the Company shall continue its corporate existence under the DGCL as the surviving corporation in the Merger (the “Surviving Corporation”).

Section 1.2 Closing. Subject to the satisfaction or waiver of all of the conditions to closing contained in Article VI, the closing of the Merger (the “Closing”) shall take place (a) at the offices of Kirkland & Ellis LLP, 300 North LaSalle, Chicago, Illinois 60654, at 10:00 a.m. (local time) on the third (3rd) Business Day after the day on which the conditions set forth in Article VI (other than any conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) are satisfied or waived in accordance with this Agreement; provided, however, that if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), then the Closing shall occur on the earlier to occur of (a) a Business Day during the Marketing Period specified by Parent on no less than three (3) Business Days’ notice to the Company and (b) the final day of the Marketing Period, as the Marketing Period may be extended in accordance with the terms hereof (subject in each case of clause (a) and clause (b) above to the satisfaction or waiver of all the conditions set forth in Article VI for the Closing as of the date determined pursuant to this proviso) or (b) at such other place and time as Parent and the Company may agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”

Section 1.3 Effective Time. At the Closing, Parent and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed, signed, acknowledged and filed with the Secretary of State of the State of Delaware in such form as is required by the relevant provisions of the DGCL. The Merger shall become effective when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such other subsequent date or time as Parent and the Company may agree and specify in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the DGCL, this Agreement and the Certificate of Merger.

Section 1.5 Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Company shall be amended and restated in the form attached hereto as Exhibit A, and as so amended shall be the certificate of incorporation of the Surviving Corporation until further amended as provided therein and by applicable Law (the “Surviving Charter”).

Section 1.6 Bylaws. The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation (the “Surviving Bylaws”) until thereafter amended as provided in and by the Surviving Charter and applicable Law.

Section 1.7 Directors. The directors of Merger Sub immediately prior to the Effective Time shall be, from and after the Effective Time, the directors of the Surviving Corporation until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter, the Surviving Bylaws and applicable Law.

Section 1.8 Officers. The officers of the Company immediately prior to the Effective Time shall be, from and after the Effective Time, the officers of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter, the Surviving Bylaws and applicable Law.

Section 1.9 Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall determine, in its reasonable discretion that the Merger is not sufficient to vest in the Surviving Corporation the rights, properties or assets of the Company or that any deeds, bills of sale, instruments of conveyance or assignments are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Company in each case as acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance or assignments and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be reasonably necessary or desirable as a Merger would typically vest, perfect or confirm any and all such right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK

Section 2.1 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any shares of capital stock of Parent, Merger Sub or the Company:

(a) Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately before the Effective Time shall be converted automatically into and become one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

(b) Cancellation of Treasury Stock and Parent-Owned Stock. Each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and each share of preferred stock, par value $0.001 per share, of the Company (the “Preferred Stock”) held in the treasury of the Company, owned by the Company or any of its wholly owned Subsidiaries or owned by Parent or any of its wholly owned Subsidiaries (including Merger Sub) immediately before the Effective Time (collectively, the “Excluded Shares”) shall be cancelled automatically and shall cease to exist, and no consideration shall be paid for those Excluded Shares.

(c) Conversion of Common Stock.

(i) Each share of Common Stock issued and outstanding immediately before the Effective Time (other than (x) Excluded Shares, (y) Dissenting Shares and (z) Company Restricted Stock Awards, which shall be treated pursuant to Section 2.3(b)) shall be converted automatically into the right to receive the Merger Consideration in cash, without any interest thereon and subject to any withholding of Taxes required by applicable Law in accordance with Section 2.2(f).

(ii) All shares of Common Stock that are converted into the right to receive the Merger Consideration pursuant to Section 2.1(c)(i) shall be cancelled automatically and shall cease to exist, and the holders of (A) certificates which immediately before the Effective Time represented such shares (the “Certificates”) or (B) such shares represented by book-entry (the “Book-Entry Shares”) shall cease to have any rights with respect to such shares, other than the right to receive the Merger Consideration in accordance with Section 2.2 and any dividends or other distributions with a record date prior to the Effective Time which may have been authorized by the Company and which remain unpaid at the Effective Time.

(d) Equitable Adjustment. If at any time during the period between the date of this Agreement and the Effective Time, and subject to the terms and conditions of this Agreement (including Section 5.1), any change in the outstanding shares of capital stock of the Company shall occur as a result of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or if any stock dividend or stock distribution is declared with a record date during such period, the Merger Consideration shall be equitably adjusted to the extent appropriate to provide the same economic effect as contemplated by this Agreement prior to any such change in the number of outstanding shares of capital stock.

Section 2.2 Surrender of Certificates and Book-Entry Shares.

(a) Paying Agent. Not less than ten (10) Business Days before the Effective Time, the Company and Parent shall (i) jointly select a bank or trust company that is reasonably satisfactory to Parent and the Company to act as the paying agent in the Merger (the “Paying Agent”) and (ii) enter into a paying agent agreement with the Paying Agent in form and substance reasonably satisfactory to Parent and the Company. Parent shall be responsible for all fees and expenses of the Paying Agent.

(b) Payment Fund. At the Closing, and concurrently with the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, Parent shall deposit with the Paying Agent, for the benefit of the holders of Common Stock, cash or immediately available funds in an amount equal to the aggregate Merger

Consideration payable pursuant to Section 2.1(c). Such funds provided to the Paying Agent are referred to as the “Payment Fund.” For the avoidance of doubt, Merger Consideration otherwise payable pursuant to Section 2.1(c) with respect to Company Restricted Stock Awards shall be payable solely pursuant to Section 2.3(b) and not pursuant to this Section 2.2.

(c) Payment Procedures.

(i) Letter of Transmittal. As promptly as practicable, but in no event later than two (2) Business Days following the Effective Time, Parent shall cause the Paying Agent to mail to each holder of record of a share of Common Stock converted pursuant to Section 2.1(c), (A) a letter of transmittal in customary form, specifying that delivery shall be effected, and risk of loss and title to such holder’s shares shall pass, only upon proper delivery of Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal and (B) instructions for surrendering such Certificates or Book-Entry Shares.

(ii) Surrender of Shares. Upon surrender of a Certificate or of a Book-Entry Share for cancellation to the Paying Agent in accordance with the instructions provided by the Paying Agent pursuant to Section 2.2(c)(i) above, together with a duly executed and completed letter of transmittal and any other documents reasonably required by the Paying Agent, the holder of that Certificate or Book-Entry Share shall be entitled to receive, and the Paying Agent shall pay in exchange therefor, the Merger Consideration payable in respect of the number of shares formerly evidenced by that Certificate or Book-Entry Share. Any Certificates and Book-Entry Shares so surrendered shall be cancelled immediately. No interest shall accrue or be paid on the Merger Consideration payable upon surrender of any Certificates or Book-Entry Shares.

(iii) Unregistered Transferees. If any Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, then the Merger Consideration may be paid to such a transferee so long as (A) the surrendered Certificate is accompanied by all documents required by Parent to evidence and effect that transfer and (B) the Person requesting such payment (1) pays any applicable transfer taxes or (2) establishes to the reasonable satisfaction of Parent and the Paying Agent that any such transfer taxes have already been paid or are not applicable.

(iv) No Other Rights. Until surrendered in accordance with this Section 2.2(c), each Certificate and each Book-Entry Share shall be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration, subject to the Surviving Corporation’s obligation to pay any dividends or other distributions with a record date prior to the Effective Time which may have been authorized by the Company and which remain unpaid at the Effective Time. Any Merger Consideration paid upon the surrender of any Certificate or Book-Entry Share shall be deemed to have been paid in full satisfaction of all rights pertaining to such Certificate or Book-Entry Share and the shares of Common Stock formerly represented by it.

(d) Lost, Stolen or Destroyed Certificates. If any Certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay, in exchange for such affidavit, the Merger Consideration to such Person in respect of the shares of Common Stock represented by such Certificate.

(e) No Further Transfers. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of the shares of Common Stock that were outstanding immediately before the Effective Time.

(f) Required Withholding. Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement such amounts as may be required to be deducted or withheld therefrom under the Internal Revenue Code of 1986 (the “Code”), or any other applicable state, local or foreign Law. To the extent that any amounts are so deducted and withheld and paid to the appropriate Governmental Authorities, those amounts shall be treated as having been paid to the Person in respect of whom such deduction or withholding was made for all purposes under this Agreement.

(g) No Liability. None of Parent, the Surviving Corporation or the Paying Agent (or any of their respective officers, directors, employees, agents or Affiliates) shall be liable to any holder of Certificates or Book-Entry Shares for any amount properly paid to a Governmental Authority under any applicable abandoned property, escheat or similar Law.

(h) Investment of Payment Fund. The Paying Agent shall invest the Payment Fund as directed by Parent; provided, that such investment shall be in obligations of, or guaranteed by, the United States of America, in commercial paper obligations of issuers organized under the Law of a state of the United States of America, rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Service, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks with capital exceeding $10 billion and reasonably acceptable to the Company, or in mutual funds investing in such assets. Any such investment shall be for the benefit, and at the risk, of Parent, and any interest or other income resulting from such investment shall be for the benefit of Parent; provided, that no such investment or losses thereon shall affect the Merger Consideration payable to former stockholders of the Company, and Parent shall promptly provide, or shall cause the Surviving Corporation to promptly provide, additional funds to the Paying Agent for the benefit of the former stockholders of the Company in the amount of any such losses to the extent necessary to satisfy the obligations of Parent and the Surviving Corporation under this Article II.

(i) Termination of Payment Fund. Any portion of the Payment Fund that remains unclaimed by the holders of Certificates or Book-Entry Shares one (1) year after the Effective Time shall be delivered by the Paying Agent to Parent upon demand. Thereafter, any holder of Certificates or Book-Entry Shares who has not theretofore complied with this Article II shall look only to Parent for, and Parent shall remain liable for, payment of the applicable Merger Consideration pursuant to the terms of this Article II, subject to any applicable abandoned property, escheat or similar Law.

Section 2.3 Treatment of Equity Awards.

(a) Treatment of Stock Options. Unless otherwise agreed to by the parties, at the Effective Time, (i) each outstanding option granted to purchase shares of Common Stock (each, a “Company Option”) that is outstanding and unexercised immediately prior to the Effective Time (whether or not then exercisable or vested) shall automatically, by virtue of the Merger and without any action by Parent, Merger Sub or the holder of such Company Option, become fully vested and converted into the right to receive, after the Effective Time in accordance with Section 2.3(d), a cash payment with respect thereto equal to the product of (A) the total number of shares of Common Stock issuable upon exercise of such Company Option as of immediately prior to the Effective Time and (B) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Option (the “Option Cash Payment”, and the sum of all such payments, the “Total Option Cash Payments”) and (ii) all Company Options shall automatically cease to exist, and each holder of a Company Option shall cease to have any rights with respect thereto, except the right to receive the Option Cash Payment. If the exercise price of a Company Option is equal to or exceeds the Merger Consideration, such Company Option shall be cancelled and terminated at the Effective Time without payment or consideration therefor and the holder of such Company Option shall cease to have any rights whatsoever with respect thereto.

(b) Treatment of Restricted Stock. Unless otherwise agreed to by the parties, at the Effective Time, (i) each award of restricted stock granted (each, a “Company Restricted Stock Award”) that is outstanding and unvested immediately prior to the Effective Time shall automatically, by virtue of the Merger and without any action by Parent, Merger Sub or the holder of such Company Restricted Stock Award, become fully vested and converted into the right to receive, after the Effective Time in accordance with Section 2.3(d), a cash payment with respect thereto equal to the product of (A) the total number of shares of Common Stock subject to such Company Restricted Stock Award as of immediately prior to the Effective Time and (B) the Merger Consideration (the “Restricted Stock Award Payment” and the sum of all such payments, the “Total Restricted Stock Award Payments”) and (ii) all Company Restricted Stock Awards shall automatically cease to exist, and each holder of a Company Restricted Stock Award shall cease to have any rights with respect thereto, except the right to receive the Restricted Stock Award Payment.

(c) Treatment of PSUs. Unless otherwise agreed to by the parties, at the Effective Time, (i) each award of performance share units granted (each, a “Company PSU”) that is outstanding and unvested immediately prior to the Effective Time shall automatically, by virtue of the Merger and without any action by Parent, Merger Sub or the holder of such Company PSU, become fully vested and converted into the right to receive, after the Effective Time in accordance with Section 2.3(d), a cash payment with respect thereto equal to the product of (A) the total number of shares of Common Stock subject to such Company PSU as of immediately prior to the Effective Time (calculating such number of shares based upon Total Shareholder Return through and including the Closing, including payments of the aggregate Merger Consideration and with such shares being prorated for the number of days from the commencement of the Performance Period (as defined in the applicable grant agreement) through and including the Closing Date compared to the total number of days in the Performance Period) and (B) the Merger Consideration (the “PSU Payment” and the sum of all such payments, the “Total PSU Payments”) and (ii) all Company PSUs shall automatically cease to exist, and each holder of a Company PSU shall cease to have any rights with respect thereto, except the right to receive the PSU Payment.

(d) Payments. Promptly (and in any event at or prior to the Company’s next regularly scheduled payroll cycle after the Effective Time), the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) mail a check or otherwise make payment using the Company’s existing payroll system to (i) each holder of a Company Option, in the amount of the aggregate Option Cash Payment due and payable to such holder pursuant to Section 2.3(a), (ii) each holder of a Company Restricted Stock Award, in the amount of the aggregate Restricted Stock Award Payment due and payable to such holder pursuant to Section 2.3(b) and (iii) each holder of a Company PSU, in the amount of the aggregate PSU Payment due and payable to such holder pursuant to Section 2.3(c), in each case subject to any applicable deduction or withholding under Section 2.2(f). Parent and Merger Sub shall ensure that the Surviving Corporation has an amount in cash sufficient to pay all amounts required by this Section 2.3(d).

(e) At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of Section 2.3(a), Section 2.3(b) and Section 2.3(c).

(f) In addition to the payments made pursuant to this Section 2.3, Parent shall pay all accrued dividends and other distributions (including dividend equivalents) in respect of each Company Restricted Stock Award or Company PSU with a record date prior to the Effective Time which have been authorized by the Company and which remain unpaid at the Effective Time, if any, as set forth in Section 2.3(f) of the Company Disclosure Letter. Such payments shall be made to the holders of such Company Restricted Stock Awards or Company PSUs simultaneously with the Total Restricted Stock Award Payments and Total PSU Payments.

Section 2.4 Dissenting Shares.

(a) Notwithstanding any provision of this Agreement to the contrary, any shares of Common Stock for which the holder thereof (i) has not voted in favor of the Merger or consented to it in writing and (ii) has demanded the appraisal of such shares in accordance with, and has complied in all respects with, the DGCL (collectively, the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration in accordance with Section 2.1. At the Effective Time, (A) all Dissenting Shares shall be cancelled and cease to exist and (B) the holders of Dissenting Shares shall cease to have any rights with respect thereto, other than such rights as may be granted to them under Section 262 of the DGCL.

(b) Notwithstanding the provisions of Section 2.4(a), if any holder of Dissenting Shares effectively waives, withdraws or loses such appraisal rights (through failure to perfect such appraisal rights, entry into an Acceptable Confidentiality Agreement or otherwise), then such holder’s shares (i) shall be deemed no longer to be Dissenting Shares and (ii) shall be treated as if they had been converted automatically at the Effective Time into the right to receive the Merger Consideration upon surrender of the Certificate or Book-Entry Share formerly representing such shares in accordance with Section 2.2.

(c) The Company shall give Parent (i) notice of any written demands for appraisal of any shares of Common Stock, the withdrawals of such demands and any other related instrument served on the Company under the DGCL, in each case, within two (2) Business Days of receipt thereof, and (ii) the right to participate in, and at Parent’s election and expense, direct and control all negotiations and proceedings with respect to such demands for appraisal. The Company shall not (or cause or permit any Person on its behalf to) offer to make or make any payment or settle, compromise, or offer to settle or compromise, or otherwise negotiate with respect to any such demands for appraisal without the prior written consent of Parent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as (i) set forth in the corresponding sections of the disclosure letter delivered by the Company to Parent before the execution of this Agreement (the “Company Disclosure Letter”), it being agreed that disclosure of any item in any section of the Company Disclosure Letter (whether or not an explicit cross reference appears) shall be deemed to be disclosure with respect to any other section to which the relevance of such item is reasonably apparent on its face, or (ii) disclosed in any of the Company SEC Reports publicly available prior to the date of this Agreement (excluding any exhibits or schedules thereto, any documents incorporated by reference therein, all disclosures in any “Risk Factors” or “Forward Looking Statements” sections to the extent such disclosures are prospective, cautionary or forward-looking), the Company represents and warrants to Parent and Merger Sub that:

Section 3.1 Organization and Power. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization. The Company has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted. Each of the Company’s Subsidiaries has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted, except where the failure to have such requisite power or authority has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly licensed or qualified to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where such licensing or qualification is necessary, except where the failure to be so licensed or qualified or in good standing has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.2 Organizational Documents. The Company has made available to Parent true and complete copies of the certificate of incorporation and bylaws of the Company as in effect on the date of this Agreement (collectively, the “Company Organizational Documents”). The Company is not in violation of any of the Company Organizational Documents.

Section 3.3 Governmental Authorizations. Assuming that the representations and warranties of Parent and Merger Sub contained in Section 4.2 are true and correct, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not require (with or without notice, lapse of time or both) any action by or in respect of, consent, approval or other authorization of, or registration or filing with or notification to any Governmental Authority (collectively, “Governmental Authorizations”), other than:

(a) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware;

(b) the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement (the “Company Proxy Statement”) relating to the special meeting of the stockholders of the Company to be held to consider the adoption of this Agreement (the “Company Stockholders Meeting”);

(c) any other filings or reports that may be required in connection with this Agreement and the transactions contemplated by this Agreement under the Securities Exchange Act of 1934 (the “Exchange Act”) or state securities Laws or “blue sky” Laws;

(d) compliance with applicable rules and regulations of NASDAQ;

(e) the pre-merger notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”);

(f) FCC Consents and State PUC Consents required by any Governmental Authority, as set forth on Section 3.3(f) of the Company Disclosure Letter;

(g) approvals, consents, exemptions, filings and/or notices required by Governmental Authorities having jurisdiction over the Company or any of its Subsidiaries, as set forth on Section 3.3(g) of the Company Disclosure Letter; and

(h) such other Governmental Authorizations, where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.4 Corporate Authorization. Assuming that the representations and warranties of Parent and Merger Sub contained in the last sentence of Section 4.5(c) are true and correct, the Company has all necessary corporate power and authority to enter into this Agreement, to perform its obligations under this Agreement and, subject to the receipt of the Requisite Company Vote, to consummate the transactions contemplated by this Agreement. The Company Board, at a meeting duly called and held, has unanimously (a) approved and declared advisable this Agreement, the Merger and the transactions contemplated by this Agreement, (b) declared that it is in the best interests of the stockholders of the Company that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement, (c) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company and (d) recommended to the stockholders of the Company that they adopt this Agreement. Assuming that the representations and warranties of Parent and Merger Sub contained in the last sentence of Section 4.5(c) are true and correct and the Requisite Company Vote is received, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. The Company has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by each of Parent and Merger Sub of this Agreement, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and by general equitable principles).

Section 3.5 Non-Contravention. Except as set forth in Section 3.5 of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement do not and will not (a) contravene or conflict with, or result in any violation or breach of, any provision of (i) the Company Organizational Documents or (ii) the comparable organizational or governing documents of any of the Subsidiaries of the Company, (b) assuming that the representations and warranties of Parent and Merger Sub contained in Section 4.5(c) are true and correct, contravene or conflict with, or result in any violation or breach of, any Law or Permit applicable to the Company or any of its Subsidiaries or by which any Company Assets are bound, assuming that all Governmental Authorizations described in Section 3.3 have been obtained or made, (c) result in any violation, termination, cancellation or breach of, or constitute a default (with or without notice or lapse of time or both) under, any Contract to which the Company or any of its Subsidiaries is a party or by which any Company Assets are bound or (d) result in the creation of any Liens (other than Permitted Liens) upon any of the Company Assets or otherwise result in the loss, forfeiture, or material impairment of any rights of the Company or any of its Subsidiaries in any Company Assets, except, in the case of clauses (a)(ii), (b), (c) and (d), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.6 Capitalization.

(a) As of the date of this Agreement, the Company’s authorized capital stock consists solely of (i) 150,000,000 shares of Common Stock and (ii) 50,000,000 shares of Preferred Stock. As of the date of this Agreement, (A) 34,421,923 shares of Common Stock were issued and outstanding (which includes 394,916 issued and outstanding Company Restricted Stock Awards), (B) no shares of Preferred Stock were issued and outstanding, (C) 3,083,466 shares of Common Stock were held in the treasury of the Company, (D) no shares of Preferred Stock were held in the treasury of the Company, (E) 1,124,330 Company Options to purchase shares of Common Stock at a weighted average per share exercise price of $16.58 were outstanding and (F) 132,070 Company PSUs were outstanding.

(b) Except as set forth in this Section 3.6, as of the date of this Agreement (i) there are no outstanding shares of capital stock of or other equity interests in the Company and (ii) there are no outstanding subscriptions, options, warrants, calls, phantom stock rights, stock appreciation rights, stock-based performance units, restricted stock units, performance share awards, convertible securities, rights of first refusal, preemptive rights, or other similar rights, agreements or commitments (other than this Agreement) to which the Company or any of its Subsidiaries is a party (collectively, “Securities”) obligating the Company or any of its Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity interests of the Company or any of its Subsidiaries (or securities convertible into or exchangeable for or exercisable into such shares or equity interests) or (B) provide any amount of funds to or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any of its Subsidiaries or (C) give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of the capital stock of the Company or any of its Subsidiaries.

(c) All outstanding shares of capital stock of the Company have been, and all shares of Common Stock subject to issuance under the Company Equity Plan will be when issued in accordance with their terms, duly authorized and validly issued, fully paid and non-assessable and not subject to any pre-emptive rights.

(d) Each outstanding share of capital stock of or other equity interest in each Subsidiary of the Company is, as applicable, duly authorized, validly issued, fully paid and non-assessable and not subject to any pre-emptive rights.

(e) Except as set forth in this Section 3.6, there are no outstanding contractual obligations or other commitments, agreements or arrangements of the Company or any of its Subsidiaries (i) restricting the transfer of, (ii) relating to or affecting the voting rights of, (iii) requiring the repurchase, redemption, acquisition or disposition of, or providing any right of first refusal with respect to, (iv) requiring the registration for sale of or (v) granting any preemptive or antidilutive right with respect to, in each case, any shares of Common Stock or capital stock or other equity interests of the Company or any of its Subsidiaries.

(f) There are no voting trusts, proxies or similar agreements, arrangements or commitments to which the Company or any of its Subsidiaries is a party with respect to the voting of any shares of capital stock of the Company or any of its Subsidiaries. There are no bonds, debentures, notes or other instruments of Indebtedness of the Company or any of its Subsidiaries that entitle the holder of such instruments of Indebtedness to vote (or convertible, exchangeable or exercisable into capital stock or other equity interests of the Company or any of its Subsidiaries having the right to vote) together with stockholders of the Company or any Subsidiary on any matters with respect to the Company or any Subsidiary.

(g) Section 3.6(g) of the Company Disclosure Letter sets forth a true, complete and correct list of all persons who, as of the date of this Agreement, held Company Options, Company Restricted Stock Awards or Company PSUs, indicating, with respect to each such holder, on a grant-by-grant basis, (i) the type of award granted, (ii) the number of shares of Common Stock subject to such award, (iii) the exercise price of such award, (iv) the date of grant and vesting schedule of such award and (v) the expiration date of such award, as applicable. All Company Options, Company Restricted Stock Awards and Company PSUs are with respect to Common Stock and were issued under the Company Equity Plan pursuant to forms of award agreements previously made available to Parent.

Section 3.7 Subsidiaries. Section 3.7 of the Company Disclosure Letter sets forth a true, complete and correct list of each of the Subsidiaries of the Company and the authorized, issued and outstanding capital stock of or other equity interests in each such Subsidiary. Each Subsidiary of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens (other than Permitted Liens). Except as set forth in Section 3.7 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries owns, directly or indirectly, any capital stock of or other equity interests in, or any other securities convertible or exchangeable into or exercisable for capital stock of or other equity interests in, any Person other than the Subsidiaries of the Company or has any obligation to a third party to acquire any such capital stock or other equity interests.

Section 3.8 Requisite Company Vote. Assuming that the representations and warranties of Parent and Merger Sub contained in the last sentence of Section 4.5(c) are true and correct, the Requisite Company Vote is the only vote of the holders of any class or series of the capital stock of the Company necessary to approve and adopt this Agreement, the Merger and the transactions contemplated by this Agreement.

Section 3.9 SEC Reports. Except for the Company Proxy Statement and the other Transaction Filings (which are addressed in Section 3.10), the Company has timely filed with the SEC (subject to any extensions of time for filing provided by Rule 12b-25 promulgated under the Exchange Act) all Company SEC Reports required to be filed on or after January 1, 2014. As of the date of filing (or, if amended, restated or superseded by a filing prior to the date of this Agreement, as of such later date), the Company SEC Reports (a) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and other applicable Law and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which such statements were made, not misleading. No Subsidiary of the Company is subject to the reporting requirements of the Exchange Act or is otherwise required to file or furnish any forms, reports, schedules, statements or other documents with the SEC. The Company has made available to Parent true and complete copies of all material correspondence between the SEC, on the one hand, and the Company or any of its Subsidiaries, on the other hand, occurring between January 1, 2014 and the date of this Agreement. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC staff with respect to any Company SEC Report. To the Knowledge of the Company, as of the date of this Agreement, no Company SEC Report is the subject of ongoing SEC review or outstanding SEC comment or investigation.

Section 3.10 Disclosure Documents. The Company Proxy Statement and any other filings made by, or required to be made by, the Company with the SEC in connection with the transactions contemplated hereby (collectively, and together with the Company Proxy Statement, and any amendments thereof or supplements thereto, the “Transaction Filings”), when filed, distributed or disseminated, as applicable, (i) will comply as to form in all material respects with the applicable requirements of the Exchange Act and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which such statements are made, not misleading, except that the Company makes no representation with respect to information supplied by the Sponsors, Parent or Merger Sub for inclusion in the Transaction Filings.

Section 3.11 Financial Statements; Disclosure Controls; Internal Controls. Except as set forth in Section 3.11 of the Company Disclosure Letter:

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its consolidated Subsidiaries included in the Company SEC Reports: (i) complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC; (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as may be indicated in the notes to those financial statements); and (iii) presented fairly, in all material respects, the financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and their cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and the absence of notes).

(b) Since January 1, 2014, the Company has had in place and maintained disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are reasonably effective to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or furnishes to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow such management to make timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

(c) The Company maintains internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Based on the most recent evaluation of its principal executive officer and its principal financial officer prior to the date of this Agreement, (i) the Company had no “significant deficiencies” or “material weaknesses” (as such terms are defined by the Public Company Accounting Oversight Board) in the design or operation of its internal controls over financial reporting that would reasonably be expected to adversely affect the Company’s or any of its Subsidiaries’ ability to record, process, summarize and report financial information and (ii) the Company does not have Knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2014, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board (A) all significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting that would reasonably be expected to adversely affect the Company’s or any of its Subsidiaries’ ability to record, process, summarize and report financial information in any material respect and (B) to the Knowledge of the Company, any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting or that would reasonably be expected to adversely affect the Company’s or any of its Subsidiaries’ ability to record, process, summarize and report financial information in any material respect. Neither the Company nor any of its Subsidiaries has made any prohibited loan or “extension of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to any director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of its Subsidiaries.

Section 3.12 Undisclosed Liabilities. Except as set forth in Section 3.12 of the Company Disclosure Letter, there are no liabilities or obligations of any kind, whether accrued, contingent, absolute, inchoate or otherwise (collectively, “Liabilities”) of the Company or any of its Subsidiaries that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP, other than:

(a) Liabilities reflected or reserved against in the consolidated balance sheet of the Company and its consolidated Subsidiaries as of June 30, 2016 (the “Balance Sheet Date”) or the footnotes thereto set forth in the Company SEC Reports;

(b) Liabilities incurred since the Balance Sheet Date in the ordinary course of business consistent with past practice;

(c) Liabilities incurred in connection with the transactions contemplated by this Agreement, the Company’s review of strategic alternatives or as permitted or contemplated by this Agreement; and

(d) Liabilities that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 3.13 Absence of Certain Changes. Except as otherwise expressly contemplated or required by this Agreement, or as set forth in Section 3.13 of the Company Disclosure Letter, since the Balance Sheet Date to the date of this Agreement, (a) the business of the Company and each of its Subsidiaries has been conducted, in all material respects, in the ordinary course consistent with past practice, except in connection with the Company’s review of strategic alternatives and (b) there has not been any change, event, development, state of facts, condition, occurrence or effect that has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Section 3.13 of the Company Disclosure Letter, no action has been taken by the Company or any of its Subsidiaries between the Balance Sheet Date and the date of this Agreement that, if taken between the date of this Agreement and the Effective Time without the consent of Parent, would constitute a breach of Sections 5.1(b)(ix), (x), (xv) or (xviii).

Section 3.14 Litigation. Except as set forth in Section 3.14 of the Company Disclosure Letter and with respect to Shareholder Litigation filed on or after the date of this Agreement, (a) there are no legal actions, claims, demands, arbitrations, hearings, charges, complaints, sanctions investigations, examinations, indictments, litigations, suits or other civil, criminal, administrative or investigative proceedings by or before a Governmental Authority (collectively, “Legal Actions”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that (i) have resulted in or, individually or in the aggregate, would reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, or otherwise materially impair the operation of their businesses in the manner currently conducted, or (ii) as of the date of this Agreement, would reasonably be expected to prevent or materially delay or impede the performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated hereby, and (b) there are no Orders outstanding against the Company or any of its Subsidiaries that have resulted in or, individually or in the aggregate, would reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, or otherwise materially impair the operation of their businesses in the manner current conducted.

Section 3.15 Material Contracts.

(a) Section 3.15 of the Company Disclosure Letter sets forth a true and complete list of each of the following Contracts to which, as of the date of this Agreement, the Company or any of its Subsidiaries is a party or by which any of the Company Assets are bound (each Contract required to be included in Section 3.15 of the Company Disclosure Letter, a “Material Contract”):

(i) each Contract filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on February 18, 2016 or disclosed by the Company in a Company SEC Report since February 18, 2016 and before the date of this Agreement (in each case, other than any Company Benefit Plan);

(ii) each Contract (A) not to (or otherwise restricting or limiting the ability of the Company or any of its Subsidiaries or Affiliates to) compete or provide services in any line of business or geographic area or (B) restricting the ability of the Company or any of its Subsidiaries or Affiliates to conduct business in any geographic area or during any period of time;

(iii) each Contract (other than any Company Benefit Plan) providing for payments to or resulting in payments by the Company or any of its Subsidiaries that has exceeded or the Company expects to exceed $1,000,000 to or by the Company and its Subsidiaries in the aggregate during the calendar year 2016 except any such Contract that is terminable, without cause, payment or penalty, by the Company or any of its Subsidiaries on not more than thirty (30) days’ prior notice;

(iv) each Contract with (A) the Company’s top ten (10) suppliers and (B) the Company’s top five (5) customers, in each case measured by dollar volume during the twelve (12) months ended September 30, 2016 and excluding work orders, statements of work, purchase orders and those Contracts described by clause (v) below;

(v) each Contract between the Company or any of its Subsidiaries, on the one hand, and a Governmental Authority, on the other hand, involving the purchase or sale of goods or the provision of services for the benefit of, or by, a Governmental Authority;

(vi) each Contract containing minimum volume requirements or commitments or exclusive purchasing arrangements, other than transport contracts in the ordinary course of business;

(vii) each Contract granting to any Person an option, right of first refusal, right of first offer or similar preferential right with respect to the sale, transfer or other disposition of any (A) business or line of business of the Company or any of its Subsidiaries or (B) material Company Assets;

(viii) each Contract containing a standstill or similar agreement pursuant to which the Company has agreed that it will not to acquire assets or securities of any other party to such Contract or any of such other party’s Affiliates;

(ix) each Contract relating to partnership, joint venture or other similar agreements or arrangements;

(x) any agreement with any director, officer or stockholder of the Company or any Subsidiary that is required to be described under Item 404 of Regulation S-K of the SEC in the Company SEC Reports;

(xi) any agreement relating to Indebtedness with an aggregate outstanding principal amount exceeding $1,000,000;

(xii) each Contract containing a material “most favored nation” provision or equivalent preferential pricing terms to which the Company or any of its Subsidiaries is subject;

(xiii) each material Real Property Lease;

(xiv) each Contract providing for non-monetary compensation to or resulting in non-monetary compensation by the Company or any of its Subsidiaries that has exceeded or the Company expects to exceed a fair value of $500,000 being recorded as paid to or by the Company and its Subsidiaries in the aggregate during the calendar year 2016 (excluding, for the avoidance of doubt, equity compensation);

(xv) each Contract granting to the Company any right to use or otherwise exploit any Intellectual Property owned by a third party and material to the business of the Company, or granting to a third party any right to use or otherwise exploit any Intellectual Property owned by the Company and material to its business, in each case excluding shrink wrap, click-wrap and off-the-shelf software licenses that are commercially available to the general public with one-time or aggregate annual license, maintenance, support and/or other fees of $50,000 or less; and

(xvi) each Contract outside the ordinary course of business providing for the acquisition or disposition by the Company or any of its Subsidiaries of any material assets or business (whether by merger, sale or purchase of stock or assets or otherwise) with a purchase price of more than $1,000,000, to the extent any material obligations of the Company or any of its Subsidiaries thereunder remain in effect.

(b) A true and complete copy of each Material Contract (including any amendments thereto) entered into prior to the date of this Agreement has been filed as an exhibit (by reference or otherwise) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on February 18, 2016 or disclosed by the Company in a Company SEC Report since February 18, 2016 or made available to Parent prior to the date of this Agreement. Each Material Contract is a valid and binding agreement of the Company or its applicable Subsidiary and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect and enforceable by the Company or its applicable Subsidiary in accordance with its terms, except where the failure to be valid and binding or in full force and effect has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.15(b) of the Company Disclosure Letter and except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company or such Subsidiary nor, to the Knowledge of the Company, any other party thereto, is in breach of or default under any such Material Contract, and (ii) as of the date of this Agreement, no party under any Material Contract has given written notice of (A) any actual, alleged or potential breach or violation of, or default under or failure to comply with any term or requirement of, or (B) its intent to terminate or otherwise seek a material amendment to, such Material Contract.

Section 3.16 Benefit Plans.

(a) Section 3.16(a) of the Company Disclosure Letter lists all material Company Benefit Plans. For purposes of this Agreement, a “Company Benefit Plan” is (i) any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), (ii) any compensatory stock purchase, stock option, equity or equity-based plan, and any severance, change-of-control, retention, termination bonus, incentive, deferred compensation, employment or consulting plan, agreement, program or policy, (iii) any other plan, agreement, program or policy providing vacation benefits, medical, dental, vision, pharmaceutical, disability or sick leave benefits, life insurance, an employee assistance program or post-employment or retiree health or life insurance benefits, in each case that is maintained, sponsored or contributed to by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries makes or is required to make contributions with respect to any current or former director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries (“Participant”) or with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have liability with respect to any Participant.

(b) With respect to each material Company Benefit Plan, the Company has made available to Parent copies of, as applicable: (i) the current plan document and any amendments thereto, (ii) the current trust, insurance, annuity or other funding Contract related thereto, (iii) the most recent summary plan description and any material modification with respect thereto, (iv) the most recent annual reports on Form 5500 (including all schedules thereto), (v) the most recent annual audited financial statements and opinion, and (vi) if the Company Benefit Plan is intended to qualify under Section 401(a) of the Code, the most recent determination letter received from the Internal Revenue Service (the “IRS”).

(c) Neither the Company nor any of its ERISA Affiliates maintains, sponsors, administers, contributes to or has or could reasonably expect to have any liability with respect to any employee benefit plan subject to Section 412 or Section 430 of the Code or Section 302 or Title IV of ERISA (including any defined benefit pension plan or multiemployer plan (as defined in Section 3(37) or 4001(a)(3) of ERISA)).

(d) Since January 1, 2014, each Company Benefit Plan has been maintained, operated and administered in all material respects in compliance with the terms thereof (and the terms of any related trust or other funding vehicle), ERISA, the Code and other applicable Law. With respect to each Company Benefit Plan that is intended to qualify under Section 401(a) of the Code, a favorable determination or opinion letter has been issued by the IRS with respect to such qualification and, to the Knowledge of the Company, no event has occurred since the date of such qualification that would reasonably be expected to result in the revocation of such determination or opinion as to such qualification.

(e) Except as set forth in Section 3.16(e) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any current or projected liability with respect to, and no Company Benefit Plan provides, health, medical or life insurance to current or former employees of the Company or any of its Subsidiaries beyond their retirement or other termination of service, other than pursuant to health continuation coverage under Section 4980B of the Code or any similar state group health plan continuation Law.

(f) Except as set forth in Section 2.2 and Section 3.16(f) of the Company Disclosure Letter, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not (either alone or in combination with another event, including any termination of employment on or following the Closing) (i) result in any payment from the Company or any of its Subsidiaries becoming due, or increase the amount of any compensation due, to any current or former employee, director or independent contractor of the Company or any of its Subsidiaries, (ii) increase any benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, vesting of any compensation or benefits or forgiveness of Indebtedness with respect to any current or former employee, director or independent contractor of the Company or any of its Subsidiaries, or (iv) result in any funding, through a grantor trust or otherwise, of any compensation or benefits to any current or former employee, director or independent contractor of the Company or any of its Subsidiaries under any Company Benefit Plan.

(g) No amount that could be received (whether in cash, property or the vesting of property), as a result of the consummation of the transactions contemplated hereby, by any employee, officer or director of the

Company or any of its Subsidiaries who is a “disqualified individual” (as defined in proposed Treasury Regulation Section 1.280G-1) could be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(h) No Company Benefit Plan provides for the gross-up or reimbursement of Taxes under Section 4999 or Section 409A of the Code or otherwise. Each Company Benefit Plan has been maintained, in form and operation, in compliance with Section 409A of the Code.

(i) There is no pending or, to the Knowledge of the Company, threatened (i) material claim (other than ordinary claims for benefits by participants and beneficiaries), (ii) material investigation or material audit by a Governmental Authority or (iii) material Legal Action, in each case against or involving any Company Benefit Plan.

(j) No Company Benefit Plan, or, to the Knowledge of the Company, fiduciary of such Company Benefit Plan or administrator of such Company Benefit Plan, has taken any action, or failed to take any action, which action or failure would be reasonably expected to subject the Company or any of its Subsidiaries to a material liability for breach of any fiduciary duty or prohibited transaction (as defined in Section  4975 of the Code) with respect to or in connection with such Company Benefit Plan.

Section 3.17 Labor Relations.

(a) Except as set forth in Section 3.17(a) of the Company Disclosure Letter, as of the date of this Agreement, (i) to the Knowledge of the Company, no union organizing efforts are currently being conducted, (ii) neither the Company nor any of its Subsidiaries is or, since January 1, 2014 has been a party to, or is currently negotiating any entry into, any collective bargaining agreement or other labor Contract and no labor union or similar representative body represents any Participant, and (iii) no material strike, picket, work stoppage, work slowdown or other organized labor dispute exists with respect to the Company or any of its Subsidiaries, and none has occurred since January 1, 2014. There are no grievances or unfair labor practice complaints pending against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority with respect to any Participant.

(b) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company or its Subsidiaries, taken as a whole, since the Balance Sheet Date, none of the Company or any of its Subsidiaries has effectuated (i) a “plant closing” within the meaning of the Worker Adjustment and Retraining Notification Act (the “WARN Act”) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries, (ii) a “mass layoff” (as defined in the WARN Act) or (iii) such other transaction, layoff, reduction in force or employment terminations sufficient in number to trigger application of any similar foreign, state or local Law.

(c) The Company and each of its Subsidiaries are in compliance in all material respects with all applicable Laws relating to employment or labor, including those related to wages, hours, collective bargaining and labor relations, classification of independent contractors and employees, equal opportunity, plant closing and mass layoff, health and safety, immigration, child labor, employment discrimination, disability rights or benefits, affirmative action, workers’ compensation, unemployment insurance, employment and reemployment rights of members of the uniformed services, secondment, employee leave issues and the payment of social security and other Taxes. Neither the Company nor any of its Subsidiaries has any material liability with respect to any misclassification of any Person as an independent contractor rather than as an employee, with respect to any employee leased from another employer, or with respect to any misclassification of any employee as exempt versus non-exempt. Except as set forth in Section 3.17(c) of the Company Disclosure Letter, there is no material employment- or labor-related claim pending against the Company or any of its Subsidiaries, brought by or on behalf of any Participant or any Governmental Authority and, to the Knowledge of the Company, no such claim is threatened.

Section 3.18 Taxes. Except as set forth in Section 3.18 of the Company Disclosure Letter and except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a) all Tax Returns that are required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete and accurate;

(b) the Company and each of its Subsidiaries has timely paid all Taxes due and owing by it, including any Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor or other third party (in each case, whether or not shown on any Tax Return);

(c) no deficiencies or proposed adjustments for Taxes have been claimed, proposed or assessed by any Governmental Authority (including any Governmental Authority for a jurisdiction where neither the Company nor any of its Subsidiary has filed Tax Returns) in writing against the Company or any of its Subsidiaries, except for deficiencies which have been fully satisfied by payment, settled or withdrawn;

(d) there is no ongoing, pending or threatened (in writing) audit, examination, investigation or other proceeding with respect to any Taxes of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has received from any Governmental Authority any notice indicating an intent to open an audit or other review or request for information related to Tax matters;

(e) neither the Company nor any of its Subsidiaries has waived or extended any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

(f) neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) or Section 361 of the Code (or any similar provision of state, local or foreign Law) in the two (2) years prior to the date of this Agreement;

(g) neither the Company nor any of its Subsidiaries is a party to any Tax allocation, sharing, indemnity or reimbursement agreement or arrangement (other than any customary Tax indemnification provisions in ordinary course commercial agreements or arrangements, in each case, that are not primarily related to Taxes);

(h) neither the Company nor any of its Subsidiaries have been a member of a consolidated tax group other than a group of which the Company or one of its Subsidiaries has been the common parent or has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise;

(i) neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (i) change in method of accounting pursuant to Section 481 of the Code (or any similar provision of state, local or foreign Law) or use of an improper method of accounting for a taxable period ending on or prior to the Closing, (ii) excess loss account in existence or installment sale, intercompany transaction or open transaction disposition made or entered into prior to the Closing, (iii) prepaid amount received on or prior to the Closing, (iv) deferred revenue accrued on or prior to the Closing Date, (v) election by the Company or any of its Subsidiaries under Section 108(i) of the Code or (vi) “closing agreement” (within the meaning of Section 7121 of the Code) (or any similar provision of state, local or foreign Law) entered into prior to the Closing;

(j) there are no Liens for Taxes upon any property or assets of the Company or its Subsidiaries, except for Taxes not yet due and payable;

(k) no written claim has been received since January 1, 2014 by the Company or any of its Subsidiaries from an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by such jurisdiction; and

(l) neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b) (or any similar provision of state, local or foreign. Law).

Section 3.19 Environmental Matters. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a) The Company and each of its Subsidiaries (i) is and since January 1, 2014 has been in compliance with all, and is not subject to any liability with respect to noncompliance with any, Environmental Laws and (ii) has and holds all Permits required under Environmental Laws necessary for their respective operations, and are in compliance with such Permits and all such Permits are in full force and effect.

(b) No Legal Actions arising under or pursuant to Environmental Laws are pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, and, since January 1, 2014, neither the Company nor any of its Subsidiaries has received any written notification of any allegation of actual or potential responsibility for any violation of, or liability under, Environmental Laws.

(c) To the Knowledge of the Company, no conditions of Hazardous Substance contamination caused or created by the Company or its Subsidiaries exists on or under any of their Leased Real Property that are required to be investigated, remediated, monitored or assessed by the Company or its Subsidiaries under Environmental Laws.

Section 3.20 Intellectual Property.

(a) The Company and its Subsidiaries own, or otherwise have the right to use, all Intellectual Property necessary for the operation of the business of the Company and its Subsidiaries as presently conducted, except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Section 3.20(a) of the Company Disclosure Letter sets forth list of all Intellectual Property owned by the Company and its Subsidiaries that is issued by or registered, or the subject of a pending application for registration, with a Governmental Authority as of the date of this Agreement. With respect to each item of Intellectual Property rights listed on Section 3.20(a) of the Company Disclosure Letter, the Company or a Subsidiary is the sole owner and possesses all right, title and interest in and to the item, free and clear of all Liens (except for Permitted Liens).

(b) Except as set forth on Section 3.20(b) of the Company Disclosure Letter and except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, or otherwise materially impair the operation of their businesses in the manner currently conducted, (i) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries does not infringe upon, misappropriate or otherwise violate the Intellectual Property rights of any third party in any material respect, (ii) no claim is pending, asserted in writing or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that the conduct of the business of the Company and its Subsidiaries infringes upon, misappropriates or otherwise violates the Intellectual Property rights of any third party and (iii) to the Knowledge of the Company, no conduct of a third party is infringing upon, misappropriating or otherwise violating the Intellectual Property of the Company and its Subsidiaries.

(c) The Company and its Subsidiaries have taken commercially reasonable measures to protect the secrecy, confidentiality and value of all material trade secrets and other material confidential information owned or held by the Company and its Subsidiaries.

(d) Except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, or otherwise materially impair the operation of their businesses in the manner currently conducted, the computers, software, servers, workstations, routers, hubs, switches, circuits, networks, data communications lines and all other information technology equipment owned by the Company and its Subsidiaries in the conduct of their businesses as currently conducted (collectively, the “IT Assets”) (i) operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company or any of its Subsidiaries and have not materially malfunctioned or failed since January 1, 2014, and (ii) to the Knowledge of the Company, do not contain any malware. The Company and its Subsidiaries have in place commercially reasonable measures, consistent with industry standards, to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption. The Company and its Subsidiaries have implemented commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures, as well as a commercially reasonable business continuity plan.

(e) Except as set forth on Section 3.20(e) of the Company Disclosure Letter, to the Knowledge of the Company, since January 1, 2014, the security of the IT Assets has not been breached in any material respect, nor has there has been any material unauthorized use, access, modification or corruption of the IT Assets or of any data or information provided by or pertaining to any customer or individual and collected, stored, or processed therein.

(f) Section 3.20(f) of the Company Disclosure Letter sets forth a true and correct list of all software owned by or developed by or for the Company that is used by the Company in and is material to the conduct or operation of its business as currently conducted (such software, the “Company Software”). None of the source code for any Company Software has been licensed or provided to, or used or accessed by, any Person other than employees, consultants and contractors of the Company that are subject to written confidentiality obligations with respect to such source code. The Company is not a party to any source code escrow Contract or any other Contract (or a party to any Contract obligating the Company to enter into a source code escrow Contract or other Contract) requiring the deposit of any source code or related materials for any Company Software.

(g) Except as set forth on Section 3.20(g) of the Company Disclosure Letter and except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole, or otherwise materially impair the operation of their businesses in the manner currently conducted, no Open Source Software is or has been included, incorporated or embedded in, linked to, combined or distributed with or used in the development, maintenance, operation, delivery or provision of any Company Software in a manner that obligates the Company to disclose, make available, offer or deliver any portion of the source code of such Company Software or component thereof to any third party, or to redistribute it at no charge, or to license it for the purpose of creating derivative works.

Section 3.21 Real Property; Personal Property.

(a) Section 3.21(a) of the Company Disclosure Letter sets forth a true and complete list of all real property leased, subleased, licensed or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Leased Real Property”), the address for each Leased Real Property and a true and complete list of all leases relating to each Leased Real Property (the “Real Property Leases”). The Company has made available to Parent a true and complete copy of each Real Property Lease. Neither the Company nor any of its Subsidiaries owns any real property.

(b) Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have a valid and enforceable leasehold interest in all Leased Real Property (including all buildings, fixtures and other improvements thereto) used by the business of the Company and its Subsidiaries and (ii) the leasehold interest in any such Leased Real Property is not subject to any Lien (except in all cases for Permitted Liens). Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to each of the Real Property Leases: (i) the Company’s or its applicable Subsidiary’s possession and quiet enjoyment of the Leased Real Property under such Real Property Lease has not been disturbed and, to the Knowledge of the Company, there are no disputes with respect to such Real Property Lease; (ii) the Company or its applicable Subsidiary has not subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof, other than co-location arrangements between the Company or any of its Subsidiaries and transport vendors, in each case, in the ordinary course of business; and (iii) the

Company or its applicable Subsidiary has not collaterally assigned or granted any other security interest in such Real Property Lease or any interest therein.

(c) Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have good and marketable title to, or a valid and enforceable leasehold interest in, all tangible Company Assets included as assets on the unaudited consolidated balance sheet of the Company on the Balance Sheet Date and (ii) none of the Company’s or any of its Subsidiaries’ ownership of, or leasehold interest in, any such tangible Company Assets is subject to any Liens (except in all cases for Permitted Liens).

Section 3.22 Compliance. Except as set forth in Section 3.22 of the Company Disclosure Letter:

(a) Since January 1, 2014, (i) the business of the Company and its Subsidiaries is, and has been, conducted in compliance in all material respects with all applicable Laws and Orders, including any applicable rules of the FCC or any State PUC, and (ii) neither the Company nor any of its Subsidiaries has received any communication from a Governmental Authority that alleges that the Company or any of its Subsidiaries is in material violation of any such Law or Order.

(b) The Company and its Subsidiaries hold and are in material compliance with all Permits necessary for the Company and its Subsidiaries to conduct their respective businesses and to use their respective Company Assets in all material respects as presently conducted and used. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) each Permit is valid and in full force and effect in accordance with its terms; (ii) the Company and its Subsidiaries have taken all steps reasonably necessary to maintain and preserve the effectiveness of all Permits; (iii) the Company and its Subsidiaries are, and since January 1, 2014 has been, in compliance with all Permits; (iv) to the Knowledge of the Company, no event has occurred that (with notice or lapse of time or both) would (A) constitute a default or violation of any term, condition or provision of any Permit or (B) reasonably be expected to result in the revocation, cancellation, suspension, nonrenewal, placement of restrictions on or material adverse modification of any Permit; (v) there are no Legal Actions, including before the FCC or any State PUC, pending or, to the Knowledge of the Company, threatened, that seek the revocation, cancellation, suspension, nonrenewal, placement of restrictions on or material adverse modification of any Permit; and (vi) the Company and its Subsidiaries have all Permits from, have made all required filings with and have made all required payments due to all Governmental Authorities, including any state regulatory authority, the FCC and any State PUCs, required to conduct their respective businesses as presently conducted.

Section 3.23 Anti-Corruption.

(a) For the past five (5) years, the Company, each of its Subsidiaries and, to the Knowledge of the Company, each of their respective directors, officers, employees, agents and other Persons acting on their behalf: (i) have complied in all material respects with Anti-Corruption Laws; and (ii) have not offered, promised or made payments of money or anything of value, whether directly or indirectly, to any Government Official to (A) influence any official act or decision of a Government Official, (B) induce a Government Official to do or omit to do any act in violation of a lawful duty, (C) secure any improper business advantage or (D) obtain or retain business for, or otherwise direct business to, the Company or any of its Subsidiaries or affiliated companies.

(b) Except as set forth in Section 3.23(b) of the Company Disclosure Letter, for the past five (5) years, neither the Company nor any of its Subsidiaries has (i) received any material whistleblower or other similar internal or material external report or complaint, (ii) conducted any internal investigation or (iii) received any communication, subpoena or notice of investigation from a Governmental Authority related to any bribe, rebate, payoff, influence payment, kickback, unlawful payment, act of corruption or potential violation of any Anti-Corruption Law by the Company, any of its Subsidiaries or any of their respective Representatives.

Section 3.24 Regulatory Matters.

(a) Section 3.24(a) of the Company Disclosure Letter sets forth a true and complete list of each Permit received by (or applied for by) the Company or any of its Subsidiaries from the FCC, any State PUC, foreign regulatory authorities or other Governmental Authority to own or operate businesses regulated by Communications Laws. Except as set forth on Section 3.24(a) of the Company Disclosure Letter and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, each Permit is valid and in full force and effect in accordance with its terms, and there is no outstanding written notice of cancellation, termination, modification, or notice of apparent liability or any written threatened cancellation, termination or modification in connection therewith nor are any of such Permits subject to any restrictions or conditions that limit the operations of the Company or any of its Subsidiaries (other than restrictions or conditions generally applicable to Permits of that type).

(b) Since January 1, 2014 through the date of this Agreement, and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have taken all steps reasonably necessary to maintain and preserve the effectiveness of the Permits.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, there are no existing or, to the Knowledge of the Company, threatened Legal Actions before any Governmental Authority, including the FCC and the State PUCs, regarding the Permits or the operations of the Company of any of its Subsidiaries (except Legal Action of general applicability to the industry and not specific to the Company or its Subsidiaries), that would reasonably be expected to result in the revocation, cancellation, suspension, nonrenewal, placement of material restrictions on, or material adverse modification of any of, the Permits that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company is not aware of any fact relating to its or any of its Subsidiaries’ respective businesses, operations (including but not limited to operations in foreign jurisdictions), financial condition, direct or indirect foreign ownership or control, or legal status, including any officer’s, director’s or current employee’s status, that might reasonably be expected to impair the ability of the parties to this Agreement to obtain, on a timely basis, any authorization, consent, Order, declaration or approval of, or ability to contract with, any Governmental Authority or third party necessary for the consummation of the transactions contemplated by this Agreement, or that might result in one or more material conditions being placed on any such authorization, consent, Order, declaration or approval of, or ability to contract with, any Governmental Authority (including the FCC and any State PUC) or third party necessary for the consummation of the transactions contemplated by this Agreement.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, to the Company’s Knowledge, no event has occurred that results in, or after notice or lapse of time, or both, would reasonably be expected to result in the revocation, cancellation, suspension, nonrenewal, placement of restrictions on, or material adverse modification of any of the Permits.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Company’s Knowledge, the Company’s Subsidiaries are not in violation of any Communications Laws. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries is in compliance in all material respects with the Communications Laws applicable to, and the terms and conditions of, any Permit, and have all Permits from, have made all required filings with, and have made all required payments due to, all Governmental Authorities, including any state regulatory authority, the FCC and the Universal Service Administrative Company (in connection with any federal Universal Service Fund assessments and contributions), required to conduct their respective businesses as presently conducted as of the date of this Agreement. Except as set forth in Section 3.24(e) of the Company Disclosure Letter, there is not pending, or to the Company’s Knowledge threatened, any audits, examinations, investigations, or other proceedings in respect of any such filing and/or reporting requirements, in each case, which would reasonably be expected to be material to the Company.

Section 3.25 Takeover Statutes. Assuming that the representations and warranties of Parent and Merger Sub contained in the last sentence of Section 4.5(c) are true and correct, the Company Board has taken all necessary action to ensure that the restrictions on business combinations contained in Section 203 of the DGCL will not apply to this Agreement, the Merger or the other transactions contemplated by this Agreement, including by approving this Agreement, the Merger and the other transactions contemplated by this Agreement. No other takeover, anti-takeover, business combination, moratorium, fair price, control share acquisition or similar Law will apply to this Agreement or the transactions contemplated hereby. There is no shareholder rights plan, “poison pill”, anti-takeover plan or other similar plan, device or arrangement to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any capital stock of the Company or any of its Subsidiaries.

Section 3.26 Transactions with Affiliates. As of the date of this Agreement, other than rights to receive Merger Consideration, there are no transactions, arrangements or Contracts between the Company or any Subsidiary of the Company, on the one hand, and any director, officer, stockholder or other Affiliate of the Company (other than the Company’s wholly owned Subsidiaries), on the other hand, that are required to be described under Item 404 of Regulation S-K of the SEC in the Company SEC Reports, which are not described therein.

Section 3.27 Insurance. The Company and its Subsidiaries are covered by valid and currently effective insurance policies and all premiums payable under such policies have been duly paid since January 1, 2014. Since January 1, 2014 through the date hereof, none of the Company or any of its Subsidiaries has received any written notice of default, non-renewal or cancellation of any such policy. All fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by or on behalf of the Company or any of its Subsidiaries (“Insurance Policies”) provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, except for any such failures to maintain Insurance Policies that have not had or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 3.28 Opinion of Financial Advisor. Perella Weinberg Partners LP (the “Company Financial Advisor”) has delivered to the Company Board its opinion to the effect that, as of the date of this Agreement, and subject to the various limitations, assumptions, factors and matters set forth therein, the Merger Consideration is fair to the stockholders of the Company from a financial point of view.

Section 3.29 Brokers. No broker, finder, adviser or investment banker other than the Company Financial Advisor is entitled to any brokerage, success, finder’s or other similar fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 3.30 No Additional Representations. Except for the specific representations and warranties of the Company contained in this Article III (which to the extent provided for in this Agreement include and are subject to the Company Disclosure Letter and the Company SEC Reports), none of the Company, its Subsidiaries or Affiliates and their respective stockholders, controlling persons, Representatives or any other Person makes or has made any representation or warranty, either express or implied, with respect to the Company or its Subsidiaries or Affiliates and their business, operations, technology, assets, liabilities, results of operations, financial condition, prospects, projections, budgets, estimates or operational metrics, or as to the accuracy or completeness of any of the information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided (including in any management presentations, information or descriptive memorandum, certain “data rooms” maintained by the Company, supplemental information or other materials or information with respect to any of the above) or otherwise made available to Parent, Merger Sub or any of their respective Affiliates, stockholders or Representatives. Except for the specific representations and warranties of the Company contained in this Article III, if applicable (which to the extent provided for in this Agreement include and are subject to the Company Disclosures Letter and the Company SEC Reports publicly available prior to the date of this Agreement), none of the Company, its Affiliates or its Representatives makes any representations or warranties relating to (i) the maintenance, repair, condition, design, performance or marketability of any asset or property of the Company or any of its Affiliates, including merchantability of fitness for a particular purpose,

(ii) the operation of the business by Parent after the Closing, (iii) the maturity or acceleration of any contingent liability or other liability not yet due and owing relating to the Company and its Affiliates or their respective businesses, or (iv) the probable success or profitability of the business of the Company and its Affiliates after the Closing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the corresponding sections of the disclosure letter delivered by Parent to the Company before the execution of this Agreement (the “Parent Disclosure Letter”), it being agreed that disclosure of any item in any section of the Parent Disclosure Letter shall be deemed to be disclosure with respect to any other section to which the relevance of such item is reasonably apparent on its face, Parent and Merger Sub represent and warrant to the Company that:

Section 4.1 Organization and Power. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Law of its jurisdiction of organization. Each of Parent and Merger Sub has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted.

Section 4.2 Governmental Authorizations. Assuming that the representations and warranties of the Company contained in Section 3.3 are true and correct, the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement do not and will not require (with or without notice or lapse of time or both) any Governmental Authorization, other than:

(a) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware;

(b) the filing with the SEC of any filings or reports that may be required in connection with this Agreement and the transactions contemplated by this Agreement under the Exchange Act or state securities Laws or “blue sky” Laws;

(c) any filings with and approvals of NASDAQ to permit the shares of Common Stock to be de-listed from NASDAQ and de-registered under the Exchange Act;

(d) the pre-merger notification required under the HSR Act;

(e) FCC Consents and State PUC Consents required by any Governmental Authority, as set forth on Section 3.3(f) of the Company Disclosure Letter; and

(f) such other Governmental Authorization, where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 4.3 Authorization. Each of Parent and Merger Sub has all necessary power and authority to enter into this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The board of directors of each of Parent and Merger Sub at a meeting duly called and held has (a) unanimously approved and declared advisable this Agreement, the Merger and the transactions contemplated by this Agreement and (b) declared that it is in the best interests of the stockholders of Parent or Merger Sub that Parent or Merger Sub, as applicable, enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement. Parent, as sole stockholder of Merger Sub, has approved and adopted this Agreement, the Merger and the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action on the part of Parent and Merger Sub. Each of Parent and Merger Sub has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and by general equitable principles). Except to the extent obtained prior to the date of this Agreement, no vote or consent of the stockholders of Parent is required by any applicable Law or the certificate of incorporation or bylaws or other equivalent organizational documents of Parent in connection with the Merger or other transactions contemplated by this Agreement.

Section 4.4 Non-Contravention. The execution, delivery and performance of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, do not and will not:

(a) contravene or conflict with, or result in any violation or breach of, any provision of the organizational documents of Parent or Merger Sub;

(b) contravene or conflict with, or result in any violation or breach of, any Law or Permit applicable to Parent or any of its Subsidiaries or by which any assets of Parent or any of its Subsidiaries (“Parent Assets”) are bound, assuming that all Governmental Authorizations described in Section 4.2 have been obtained or made, as applicable, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect;

(c) result in any violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, acceleration or consent) under any Contracts to which Parent or any of its Subsidiaries is a party or by which any Parent Assets are bound (collectively, “Parent Contracts”), other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; or

(d) require any consent, approval or other authorization of, or filing with or notification to, any Person under any Parent Contracts, other than as, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 4.5 Capitalization; Interim Operations of Merger Sub; Ownership of Common Stock; Section 203 of the DGCL.

(a) The authorized capital stock of Merger Sub consists solely of one thousand (1,000) shares of common stock, par value $0.01 per share, all of which shares are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent. Merger Sub has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any capital stock of or other equity interests in Merger Sub.

(b) Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, and, prior to the Effective Time, Merger Sub will not have engaged in any business activities or conducted any operations and have no Liabilities or obligations other than in connection with the transactions contemplated by this Agreement.

(c) No shares of Common Stock or securities that are convertible, exchangeable or exercisable into Common Stock are owned (directly or indirectly, beneficially or of record) by any Sponsor, Parent or Merger Sub or any direct or indirect wholly owned Subsidiary or controlled Affiliate of any Sponsor, Parent or Merger Sub. Merger Sub has no Subsidiaries. None of the Sponsors, Parent, Merger Sub or their respective controlled Affiliates holds any rights to acquire or vote any shares of Common Stock except pursuant to this Agreement. Before the action of the Company Board taken on the date of this Agreement, neither Parent nor Merger Sub, alone or together with any other Person, was at any time, or became, an “interested stockholder” of the Company as defined in Section 203 of the DGCL, or has taken any action that would cause the restrictions on business combinations with interested stockholders set forth in Section 203 of the DGCL to be applicable to this Agreement, the Merger or any transactions contemplated by this Agreement.

(d) As of the date of this Agreement, none of the Sponsors, Parent, Merger Sub or their respective Affiliates has any agreement, arrangement or understanding concerning the transactions contemplated by this Agreement with any director of the Company.

Section 4.6 Financing.

(a) Each of Parent and Merger Sub affirms that it is not a condition to Closing under this Agreement (including the payment by Parent and Merger Sub of the Required Payments) that Parent or Merger Sub obtains Debt Financing (including, without limitation, as contemplated in the Debt Commitment Letter for or related to any of the transactions contemplated herein, but acknowledging that the Company’s right to specific performance to cause the Equity Financing to be funded under the Equity Commitment Letter are subject to the conditions set forth in Section 8.16(b)). Any failure to consummate the transactions contemplated by this Agreement (including the payment by Parent and Merger Sub of the Required Payments) as a result of a failure to close any Debt Financing or receive the proceeds of any Debt Financing shall constitute a material breach by Parent and Merger Sub of this Agreement.

(b) Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company a duly executed equity commitment letter to which the Company is an express third party beneficiary on the terms and subject to the conditions set forth therein, dated as of the date hereof (including all exhibits, schedules and annexes to such letter, the “Equity Commitment Letter”), from GTCR Fund X/A LP, GTCR X/C LP and GTCR Co-Invest X LP (collectively, the “Sponsors” and each, a “Sponsor”), pursuant to which the Sponsors have committed, on the terms set forth therein and subject to the conditions contained therein, to provide to Parent equity financing, in the amounts set forth therein, in connection with the consummation of the Merger and the other transactions contemplated by this Agreement (the “Equity Financing”). The Equity Commitment Letter has not been amended, modified, terminated or withdrawn and is a legal, valid and binding obligation of Parent and the Sponsors, and, to the Knowledge of Parent, the other parties thereto, enforceable against Parent and, to the Knowledge of Parent, the Sponsors in accordance with its terms. There are no other agreements, side letters or arrangements relating to the Equity Commitment Letter that would reasonably be expected to affect the timing of the Closing or the availability of the funding in full of the Equity Financing contemplated by the Equity Commitment Letter at the Closing.

(c) Neither Parent nor Merger Sub is in breach of any of the terms or conditions set forth in the Equity Commitment Letter, and no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a breach, default or failure by Parent or Merger Sub to satisfy any condition precedent set forth therein. As of the date hereof, there is no fact or occurrence existing that, with or without notice, lapse of time or both, would reasonably be expected to (A) make any of the assumptions or any of the statements set forth in the Equity Commitment Letter inaccurate in any material respect, (B) result in any of the conditions in the Equity Commitment Letter not being satisfied, (C) cause the Equity Commitment Letter to be ineffective or (D) otherwise result in the Equity Financing not being available at the Closing in order to consummate the transactions contemplated by this Agreement. As of the date of this Agreement, no Sponsor has notified Parent or Merger Sub of its intention to terminate the Equity Commitment Letter or not to provide the Equity Financing. Assuming the accuracy of the representations and warranties of Company and its Subsidiaries in Section 3.6 on the Closing Date, the net proceeds from the Equity Financing and Debt Financing together with cash on hand at the Company will be sufficient to consummate the Merger and the other transactions contemplated by this Agreement, including the payment of the Required Payments. Parent or Merger Sub has paid in full any and all commitment or other fees required by the Equity Commitment Letter that are due as of the date hereof, and will pay, after the date hereof, all such commitments and fees as they become due to the extent such payment is a condition precedent to the availability of the Equity Financing. There are no conditions precedent or other contingencies related to the funding of the full amount of the Equity Financing or the conditions precedent thereto, other than as explicitly set forth in the Equity Commitment Letter (the “Disclosed Equity Conditions”). No Person has any right to impose, and none of the Sponsors, Parent or Merger Sub has any obligation to accept, any condition precedent to such funding other than the Disclosed Equity Conditions nor any reduction to the aggregate amount available under the Equity Commitment Letter on the Closing Date (nor any term or condition which would have the effect of reducing the aggregate amount available under the Equity

Commitment Letter on the Closing Date). As of the date of this Agreement, and assuming satisfaction of the conditions set forth in Article VI, neither Parent nor Merger Sub has any reason to believe that it will be unable to satisfy on a timely basis any conditions to the funding of the full amount of the Equity Financing, or that the Equity Financing will not be available to Parent or Merger Sub on the Closing Date.

(d) Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company (i) a duly executed debt commitment letter, dated as of the date hereof (including all exhibits, schedules and annexes to such letter and as amended, modified, supplemented, replaced or extended from time to time after the date of this Agreement in compliance with Section 5.20(c), the “Debt Commitment Letter”), from the lenders party thereto, including any lenders who become party thereto by joinder (collectively, the “Lenders”), pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to provide the debt amounts set forth therein (the debt financing contemplated by the Debt Commitment Letter, together with any permitted Alternative Debt Financing, is collectively referred to in this Agreement as the “Debt Financing”) and (ii) the fee letter referred to in the Debt Commitment Letter (with only fee amounts, pricing caps, original issue discount, market flex and other customary economic terms redacted (none of which would adversely affect the amount (other than through the operation of the original issue discount) or availability of the Debt Financing)) (as amended, modified, supplemented, replaced or extended from time to time after the date of this Agreement in compliance with Section 5.20(c), the “Fee Letter”). As of the date of this Agreement, the Debt Commitment Letter has not been amended, modified, terminated or withdrawn and is a valid and binding obligation of Parent and Merger Sub and, to the Knowledge of Parent, the other parties thereto, enforceable against Parent and Merger Sub in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and by general equitable principles). There are no other agreements, side letters or arrangements relating to the Debt Financing that would reasonably be expected to affect the timing of the Closing or the availability of the funding in full of the Debt Financing contemplated by the Debt Commitment Letter at the Closing.

(e) As of the date of this Agreement, neither Parent nor Merger Sub is in breach of any of the terms or conditions set forth in each of the Debt Commitment Letter or Fee Letter with respect to Parent and Merger Sub and, to the Knowledge of Parent with respect to the Financing Sources, no event has occurred which, with or without notice, lapse of time or both, could reasonably be expected to constitute a breach, default or failure to satisfy any condition precedent set forth therein. As of the date hereof, to the Knowledge of Parent, there is no fact or occurrence existing that, with or without notice, lapse of time or both, could reasonably be expected to (A) result in any of the conditions in each of the Debt Commitment Letter and Fee Letter not being satisfied, (B) cause the Debt Commitment Letter or Fee Letter to be ineffective, (C) cause any of the Lenders not to perform their respective obligations to fund the Debt Financing under the Debt Commitment Letter or (D) otherwise result in the Debt Financing not being available on a timely basis in order to consummate the transactions contemplated by this Agreement. As of the date of this Agreement, no Lender has notified Parent or Merger Sub of its intention to terminate the Debt Commitment Letter or not to provide the Debt Financing. Parent or Merger Sub has paid in full any and all commitment or other fees required by the Debt Commitment Letter and Fee Letter that are due as of the date hereof, and will pay, after the date hereof, all such commitments and fees as they become due to the extent such payment is a condition precedent to the availability of the Debt Financing. There are no conditions precedent to the funding of the full amount of the Debt Financing, other than as explicitly set forth in the Debt Commitment Letter and unredacted portions of the Fee Letter (the “Disclosed Debt Conditions”). No Person has any right to impose, and none of Parent or Merger Sub has any obligation to accept, any condition precedent to such funding other than the Disclosed Debt Conditions nor any reduction to the aggregate gross amount under the Debt Commitment Letter on the Closing Date (nor any term or condition which would have the effect of reducing the aggregate gross amount under the Debt Commitment Letter on the Closing Date). As of the date of this Agreement, and assuming satisfaction of the conditions set forth in Section 6.1 and Section 6.2, neither Parent nor Merger Sub has any reason to believe that it will be unable to satisfy on a timely basis any conditions to the funding of the full amount of the Debt Financing, or that the Debt Financing will not be available to Parent or Merger Sub on the Closing Date.

Section 4.7 Solvency. Assuming that the representations and warranties of the Company and its Subsidiaries set forth in Section 3.6, Section 3.11 and Section 3.12 (in each case disregarding references to Company Material Adverse Effect and other materiality qualifiers contained therein) are true and correct in all material respects, on and as of the Effective Time, and after giving effect to the transactions contemplated by this Agreement, Parent, the Surviving Corporation and the Surviving Corporation’s Subsidiaries, taken as a whole, will be Solvent.

Section 4.8 Litigation. As of the date of this Agreement, there is no Legal Action pending or, to the Knowledge of Parent, threatened, against Parent or any of its Affiliates before any Governmental Authority that would or seeks to materially delay or prevent the consummation of the Merger or the transactions contemplated by this Agreement. As of the date of this Agreement, neither Parent nor any of its Affiliates is subject to any Order of, or, to the Knowledge of Parent, continuing investigation by, any Governmental Authority, or any Order of any Governmental Authority that would or seeks to materially delay or prevent the consummation of any of the transactions contemplated by this Agreement.

Section 4.9 FCC Consents. Assuming that the representations and warranties of the Company contained in Section 3.3(f) are true and correct, Parent represents that it does not have direct or indirect foreign ownership interests that are required to be reported in the applications for the FCC Consents.

Section 4.10 Absence of Certain Arrangements. As of the date of this Agreement (and, as of the Closing, except with the express consent of the Company or as otherwise arise out of such discussions as may be approved by the Company Board or a duly authorized committee thereof), none of the Sponsors, Parent or Merger Sub nor any of their respective controlled Affiliates has entered into any employment, management, contribution, rollover or similar agreement or understanding, whether formal or informal, or made or entered into any other Contract relating to this Agreement, the Merger or any of the other transactions contemplated hereby, with any of the Company’s directors, officers or employees.

Section 4.11 Brokers. No broker, finder, adviser or investment banker is entitled to any brokerage, success, finder’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Merger Sub or their respective Subsidiaries.

Section 4.12 Limited Guaranty. Concurrently with the execution of this Agreement, the Sponsors have delivered to the Company the duly executed Limited Guaranty. As of the date hereof, the Limited Guaranty is in full force and effect and constitutes the valid and binding obligation of the Sponsors, enforceable against the Sponsors in accordance with its terms, in each case, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and by general equitable principles, and no event has occurred which, with or without notice or lapse of time, or both, would or would reasonably be expected to constitute a default or breach on the part of the Sponsors under the Limited Guaranty.

Section 4.13 No Additional Representations. Each of Parent and Merger Sub is a sophisticated purchaser, possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment under this Agreement. In entering into this Agreement and each of the other documents and instruments relating to the Merger referred to herein, Parent and Merger Sub have each relied solely upon its own investigation and analysis, and Parent and Merger Sub acknowledge and agree (a) that, except for the specific representations and warranties of the Company contained in Article III, if applicable (which to the extent provided for in this Agreement include and are subject to the Company Disclosure Letter and the Company SEC Reports), none of the Company, its Subsidiaries or Affiliates and their respective stockholders, controlling persons, Representatives or any other Person makes or has made any representation or warranty, either express or implied, with respect to the Company or its Subsidiaries or Affiliates and their business, operations, technology, assets, liabilities, results of operations, financial condition, prospects, projections, budgets, estimates or operational metrics, or as to the accuracy or completeness of any of the information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided (including in any management presentations, information or descriptive memorandum, certain “data rooms” maintained by the Company, supplemental information or other materials or information with respect to any of the above) or otherwise made available to Parent, Merger Sub or any of their respective Affiliates, stockholders or Representatives and (b) that, to the fullest extent permitted by applicable Law, none of the Company, its Affiliates or Subsidiaries, stockholders, Representatives or any other Person shall have any Liability or responsibility whatsoever to Parent or Merger Sub, their Affiliates or their Subsidiaries, stockholders, Representatives or any other Person on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to Parent, Merger Sub, their respective Affiliates or any of their respective Subsidiaries, stockholders, Representatives or any other Person, except as and only to the extent expressly set forth in this Agreement. Each of Parent and Merger Sub, its Affiliates and its Representatives have received and may continue to receive from the Company, its Affiliates and their respective Representatives certain projections, estimates and other forward-looking information for the business of the Company and its Affiliates and certain plan and budget information. Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them, their affiliates or their respective Representatives (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets) and acknowledge and agree that each of Parent and Merger Sub is not relying on any estimates, projections, forecasts, plans or budgets made available or otherwise furnished by the Company, its Affiliates or their respective Representatives, and each of Parent and Merger Sub shall not, and shall cause its Affiliates and its Representatives not to, hold any such Person liable with respect thereto (whether in warranty, contract, tort (including negligence or strict liability) or otherwise). There are uncertainties inherent in attempting to make projections, estimates or other forward-looking information, and Parent is familiar with such uncertainties.

ARTICLE V

COVENANTS

Section 5.1 Conduct of Business of the Company.

(a) From and after the date of this Agreement and prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Article VII, except as expressly contemplated or permitted by this Agreement, as set forth in Section 5.1 of the Company Disclosure Letter, or as required by Law or existing Material Contract or Company Benefit Plan or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to use reasonable best efforts to, (i) conduct its operations only in the ordinary course of business consistent with past practice and (ii) maintain and preserve intact its business organization and to preserve the good will of its material customers, suppliers, agents, employees and other Persons with whom the Company or any of its Subsidiaries has material business relationships.

(b) Without limiting the generality of the foregoing, from and after the date of this Agreement and prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Article VII, except as expressly contemplated or permitted by this Agreement, as set forth in Section 5.1 of the Company Disclosure Letter or as required by Law or existing Material Contract or Company Benefit Plan or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall not permit any of its Subsidiaries to:

(i) Organizational Documents. Make any amendment to the Company Organizational Documents or any material amendment to the comparable organizational or governing documents of any of the Company’s Subsidiaries;

(ii) Business Combinations. Adopt or enter into a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation or other reorganization of the Company or any of its Subsidiaries (other than the Merger) with any other Person;

(iii) Acquisitions. Make any acquisition (whether by merger, consolidation, or acquisition of stock or assets) of any interest in any Person (or any business line or division thereof) or assets thereof, other than acquisitions of inventory, raw materials and other property in the ordinary course of business consistent with past practice;

(iv) Capital Stock. Issue, sell, pledge, grant, transfer, encumber or otherwise dispose of any shares of capital stock of or other equity interests in the Company or any of its Subsidiaries, any securities convertible into or exchangeable for such capital stock or other equity interests or any options, warrants, calls, commitments, phantom stock rights, stock appreciation rights, stock-based performance units, restricted stock units, performance share awards or rights of any kind to acquire any shares of such capital stock or other equity interests or such convertible, exchangeable or exercisable securities or that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of securities of the Company or any of its Subsidiaries (other than (A) the issuance of shares upon the settlement, exercise or vesting of Company Options, Company Restricted Stock Awards and Company PSUs outstanding as of the date hereof in accordance with their terms as in effect on the date hereof or (B) by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company; except, in the case of each of clauses (A) through (B), as permitted under Section 5.1(b)(vii));

(v) Investments. Make any loans, advances or capital contributions to or investments in any Person (other than the Company or any direct or indirect a wholly owned Subsidiary of the Company);

(vi) Dividends. Declare, set aside, establish a record date for, make or pay any dividend or other distribution (whether payable in cash, stock, property or otherwise) with respect to any of its capital stock or other equity interests (except for dividends paid by any direct or indirect wholly owned Subsidiary of the Company to the Company or to any other direct or indirect wholly owned Subsidiary of the Company);

(vii) Repurchases. Reclassify, split, combine, subdivide, amend the terms of, redeem, purchase or otherwise acquire, directly or indirectly, any of its or its Subsidiaries’ capital stock or securities convertible, exchangeable into or exercisable for any shares of its capital stock or other equity interests (other than (i) with respect to any wholly owned Subsidiary of the Company, (ii) the acquisition of any shares tendered by current or former employees or directors in order to pay Taxes in connection with the settlement of Company Options, Company Restricted Stock Awards or Company PSUs or (iii) in connection with a customary cashless exercise of Company Options);

(viii) Indebtedness. Incur or enter into any agreement to incur any Indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any of its Subsidiaries or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any Person (other than a wholly owned Subsidiary of the Company) for Indebtedness (except for (A) in connection with refinancing of existing Indebtedness on terms no less favorable to the Company than, and in an aggregate principal amount not in excess of, such existing Indebtedness or (B) borrowings under the Company’s existing credit facilities);

(ix) CapEx. Except (A) as set forth in the capital budget provided to Parent, or (B) for expenditures related to operational emergencies as to which notice to and opportunity to grant approval by Parent is not practicable, make or authorize capital expenditures in excess of $2,000,000 in the aggregate;

(x) Legal Actions. Settle or compromise any litigation, claim or other Legal Action against the Company or any of its Subsidiaries, other than settlements or compromises of any Legal Action (other than Shareholder Litigation) where the amounts paid by the Company or any of its Subsidiaries in settlement or compromise do not exceed $1,000,000 individually or $5,000,000 in the aggregate, in each case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its Subsidiaries;

(xi) Transfer of Assets. Transfer, sell, lease, license, mortgage, pledge, surrender, abandon or allow to lapse or expire or otherwise dispose of any material assets, rights, properties, product lines or businesses of the Company or its Subsidiaries, in each case, other than Intellectual Property and other than in the ordinary course of business;

(xii) Intellectual Property. Sell, assign, pledge, transfer, license, abandon or otherwise dispose of any material Intellectual Property owned by the Company and its Subsidiaries, except for (A) non-exclusive licenses granted in the ordinary course of business consistent with past practice, (B) expirations of Intellectual Property in accordance with the applicable statutory term (if such term is non-renewable), and (C) disposals of Intellectual Property that is, in the Company’s reasonable business judgment, not material to or useful in the Company’s and its Subsidiaries’ respective businesses;

(xiii) Material Contracts. Modify, amend, terminate or waive any rights under any Material Contract in any material respect in a manner which is materially adverse to the Company or enter into or amend (in any material respect in a manner which is adverse to the Company) any Contract that, if existing on the date of this Agreement, would be a Material Contract, in each case other than in the ordinary course of business consistent with past practice;

(xiv) Compensation and Benefits. Except (A) to satisfy contractual obligations pursuant to Contracts as in effect on the date of this Agreement, (B) pursuant to the terms of Company Benefit Plans as in effect on the date of this Agreement, (C) in connection with the annual salary and annual bonus review process conducted following the end of the Company’s fiscal year, (D) in conjunction with new hires, promotions, internal transfers of employment and changes in job position or status, in each case for any employee whose annual base salary following such change is less than $125,000 (provided that any new compensation or benefits arrangements for any newly hired, promoted or transferred employee shall have a value that is consistent with the past practice of making compensation and benefits available to newly hired, promoted or transferred employees, respectively, in similar positions) or (E) as contemplated by Section 2.3, the Company shall not, and shall not permit any of its Subsidiaries to, (1) pay or commit to pay any material severance, change of control, retention, termination or similar compensation or benefits, (2) enter into, materially amend, adopt, establish or terminate any Company Benefit Plan or collective bargaining agreement, (3) increase or commit to increase in any material respect any compensation or employee benefits payable to any Participant, (4) take any action to accelerate the vesting of, or payment of, any compensation or benefit under any Company Benefit Plan or (5) take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan;

(xv) Tax. Make, change or revoke any material Tax election, file any material amended Tax Return, enter into any material closing agreement, surrender any right to claim a material refund of Taxes, consent to an extension or waiver of the limitation period applicable to any material Tax claim or assessment, incur any liability for material Taxes outside the ordinary course of business, fail to pay any material Tax that becomes due and payable (including estimated Tax payments), prepare or file any material Tax Return in a manner inconsistent with past practice, adopt or change any of its material methods of reporting income or deductions for Tax purposes or other Tax accounting method, settle or compromise any material Tax liability or settle any material Tax claim, audit or dispute;

(xvi) Accounting. Except as may be required by a change in GAAP or applicable Law, make any material change in its financial accounting principles, policies or practices;

(xvii) Insurance. Voluntarily cancel, terminate or fail to renew (in a form and amount consistent with past practice) any material insurance policies covering the Company, any of its Subsidiaries or any of their respective business, assets or properties;

(xviii) Affiliate Transactions. Forgive any loan to a director, officer or employee of the Company or any of their respective Affiliates, or enter into or amend any arrangement or Contract with any director, officer, employee or other Affiliate or stockholder of the Company or any other Person that (A) would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act or (B) would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by this Agreement; or

(xix) Related Actions. Agree, authorize, enter into any Contract or otherwise make any commitment to do any of the foregoing.

Section 5.2 Conduct of Business of Parent. Until the Effective Time, Parent shall not, and shall not permit Merger Sub or any of its other Subsidiaries or HSR Affiliates to, without the prior written consent of the

Company (which consent shall not be unreasonably withheld, conditioned or delayed), enter into, or permit any Subsidiary or HSR Affiliate to enter into, any definitive agreement to acquire, by merger, consolidation, acquisition of equity interests or assets or otherwise, any Person if the entering into of a definitive agreement relating to, or the consummation of, such acquisition, merger, consolidation, acquisition of equity interests or assets or otherwise, would reasonably be expected to (A) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any FCC Consents and State PUC Consents or the expiration or termination of the waiting period under the HSR Act, (B) materially increase the risk of any Governmental Authority seeking or entering an Order prohibiting the consummation of the transactions contemplated by this Agreement or imposing material conditions on any such authorization, consent, Order, declaration or approval of any Governmental Authority necessary for the consummation of the transactions contemplated by this Agreement or (C) materially delay or prevent the consummation of the transactions contemplated by this Agreement (it being acknowledged and agreed that, with respect to transactions for total consideration less than $100,000,000, Parent may rely upon good faith advice of outside regulatory counsel with respect to the foregoing matters and shall not have liability hereunder to the extent acting in good faith based upon such advice).

Section 5.3 Access to Information; Confidentiality.

(a) From the date hereof until the Effective Time, the Company shall, and shall cause its Subsidiaries to, (i) provide to Parent, the Lenders and their respective Representatives reasonable access at reasonable times, upon prior notice to the Company, to the officers, employees, properties, books and records of the Company and its Subsidiaries, and (ii) furnish such information concerning the Company and its Subsidiaries as Parent, the Lenders or their respective Representatives or its Representatives may reasonably request. Notwithstanding the foregoing, the Company shall not be required to provide such access if the Company reasonably determines that it would cause significant risk of (A) disrupting or impairing the business or operations of the Company or any of its Subsidiaries, (B) constituting a violation of any Contract with respect to confidentiality or non-disclosure owing to a third party (including any Governmental Authority) to which the Company or any of its Subsidiaries is a party, (C) constituting a violation of any applicable Law, (D) disclosure of any information that in the reasonable judgment of the Company would result in the disclosure of any trade secrets or other confidential business information, (E) to the extent such information relates to individual performance or personnel evaluation records, medical histories or other personnel information, subjecting the Company or any of its Subsidiaries to potential liability or (F) resulting in a waiver of attorney-client privilege, work product doctrine or similar privilege; provided, however, that the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in such violation, disclosure or loss of privilege.

(b) Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Amended and Restated Confidentiality Agreement, dated September 13, 2016 (the “Confidentiality Agreement”), between GTCR LLC and the Company with respect to the information disclosed under this Section 5.3; provided, that the form of the Confidentiality Agreement and all obligations thereunder shall automatically be extended for so long as this Agreement remains in effect.

(c) Nothing contained in this Agreement shall give Parent, directly or indirectly, rights to conduct or cause to be conducted any environmental investigation or other intrusive testing of the current or former operations or facilities of the Company or any of its Subsidiaries without the express prior written consent of the Company in its sole discretion.

(d) Nothing contained in this Agreement shall give Parent, directly or indirectly, rights to control or direct the Company’s or its Subsidiaries’ operations before the Effective Time. Before the Effective Time, the Company shall, consistent with the terms and conditions of this Agreement, exercise complete control and supervision over the operations of the Company and its Subsidiaries.

(e) Notwithstanding the foregoing, any access to the properties of the Company or any of its Subsidiaries granted pursuant to this Section 5.3 shall be subject to the Company’s reasonable security measures and reasonable insurance requirements.

(f) Notwithstanding the foregoing, other than those contacts made in the ordinary course of business not concerning the Company, this Agreement or the transactions contemplated hereby, without the express prior written consent of the Company (which, prior to the expiration or termination of the waiting period under the HSR Act, shall be in the Company’s sole discretion and thereafter shall not be unreasonably withheld, conditioned or delayed), in no event shall Parent, Merger Sub, or their respective Affiliates, directly or indirectly, contact any Person it knows to be an agent, supplier, customer or vendor of the Company or its Subsidiaries regarding, or in connection with, the Company, this Agreement or the transactions contemplated hereby or otherwise in violation of this Agreement or the Confidentiality Agreement.

(g) No investigation or information provided pursuant to this Section 5.2 shall affect any representation or warranty of the Company in this Agreement or any condition to the obligations of the parties in this Agreement.

Section 5.4 Go-Shop; No Solicitation.

(a) Notwithstanding any other provision of this Agreement to the contrary (including for the avoidance of doubt Section 5.4(b)), during the period beginning on the date of this Agreement and continuing until the Solicitation Period End-Date, the Company and its Representatives shall have the right, directly or indirectly, to (i) solicit, initiate and knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its Subsidiaries, in each case pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements) any inquiries regarding, or the making of any proposal or offer that could constitute, an Alternative Proposal; provided, that the Company shall promptly provide or make available to Parent any written material non-public information concerning the Company or any of its Subsidiaries that is provided or made available to any Person and that was not previously provided or made available to Parent; and (ii) continue, enter into and maintain discussions or negotiations with respect to Alternative Proposals or other proposals that could lead to Alternative Proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations. For purposes of this Agreement, “Solicitation Period End-Date” means 11:59 p.m. (Chicago time) on December 2, 2016.

(b) From and after the Solicitation Period End-Date, except with respect to Excluded Parties, the Company shall, and shall cause its Subsidiaries to, and instruct its and their respective Representatives to, (A) immediately cease and cause to be terminated any discussions or negotiations with any Third Person that may be ongoing with respect to any Alternative Proposal, and (B) request within two (2) Business Days of the Solicitation Period End-Date that each such Third Person promptly return or destroy all confidential information concerning the Company and its Subsidiaries. From the Solicitation Period End-Date until the earlier of termination of this Agreement or the consummation of the transactions contemplated hereby, except as expressly permitted by Section 5.4(e), the Company shall not, and shall cause its Subsidiaries not to, and instruct its and their respective Representatives not to, (i) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information or providing access to the businesses, properties, books, records or personnel of the Company and its Subsidiaries) any inquiries regarding, or the making of any proposal or offer that constitutes, or the Company reasonably expects to lead to, an Alternative Proposal, (ii) have any discussions (other than to state that the Company is not permitted to have discussions) or participate in any negotiations regarding an Alternative Proposal or any inquiry or offer that the Company reasonably expects to lead to an Alternative Proposal, (iii) execute or enter into any Contract with respect to an Alternative Proposal, or approve or recommend an Alternative Proposal or any agreement, understanding or arrangement relating to an Alternative Proposal, (iv) take any action to make the provisions of any takeover statute inapplicable to any transaction contemplated by an Alternative Proposal, or (v) publicly do or propose to do any of the foregoing. Notwithstanding the foregoing, the Company may continue to take any of the actions described in clauses (i) and (ii) above, from and after the Solicitation Period End-Date until the earliest of (A) the date on which the Excluded Party has terminated or withdrawn the Alternative Proposal made prior to the Solicitation Period End-Date (provided that, for the avoidance of doubt, any amended or modified Alternative Proposal submitted by such Excluded Party shall not be deemed to constitute, in and of itself, an expiration, termination or withdrawal of such previously submitted Alternative Proposal) and (B) 11:59 p.m. (Chicago time) on December 13, 2016

(unless such discussions or negotiations are permitted to continue under Section 5.4(c)), with respect to any Person, group of Persons or group that includes any Person (so long as such Person and the other members of such group, if any, who were members of such group immediately prior to the Solicitation Period End-Date constitute at least 50% of the equity financing of such group at all times following the Solicitation Period End-Date and prior to the termination of this Agreement) that made a bona fide Alternative Proposal before the Solicitation Period End-Date and with whom the Company is having ongoing discussions or negotiations as of the Solicitation Period End-Date regarding such bona fide Alternative Proposal (or any amendment or modifications thereto), in each case, that the Company Board determines, prior to the Solicitation Period End-Date, in consultation with its legal and financial advisors, constitutes or would reasonably be expected to lead to a Superior Proposal (all such Persons, together with their Affiliates, equityholders and co-investors, “Excluded Parties”).

(c) Notwithstanding Section 5.4(b), but without limiting the actions permitted by Section 5.4(a) and Section 5.4(b) (including the right to maintain discussions and negotiations with Excluded Parties), following the receipt by the Company of a bona fide written Alternative Proposal after the Solicitation Period End-Date that was not solicited in violation of this Section 5.4 (other than an unintentional and immaterial violation) and prior to the time the Requisite Company Vote is obtained if (A) the Company Board determines, in consultation with its legal and financial advisors, that such Alternative Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and (B) the Company Board determines in good faith, based on the information then available and after consultation with its outside legal counsel and financial advisor, that failing to take such action would be inconsistent with its fiduciary duties under applicable Law, the Company may, in response to such Alternative Proposal, subject to compliance with this Section 5.4, (i) furnish access and information with respect to the Company and any of its Subsidiaries to the Third Person who has made such Alternative Proposal pursuant to one or more Acceptable Confidentiality Agreements (provided that all such written material non-public information has previously been provided or made available to Parent or is provided or made available to Parent promptly after it is provided or made available to such Third Person) and (ii) participate in discussions and negotiations regarding such Alternative Proposal. From and after the Solicitation Period End-Date (and including, for the avoidance of doubt, with respect to any Alternative Proposal received prior to the Solicitation Period End-Date, the foregoing information with respect to such Alternative Proposal and whether the Company Board has designated the Third Person making such Alternative Proposal as an Excluded Party), the Company shall advise Parent of the receipt of any Alternative Proposal, or any inquiry with respect to, or that could reasonably be expected to lead to, any Alternative Proposal (in each case within two (2) Business Days of receipt thereof) and specify the material terms and conditions thereof, including the identity of the Third Person making such Alternative Proposal and an unredacted copy of the Alternative Proposal submitted by such Third Person (including any materials relating to such Third Person’s proposed financing sources, if any). The Company shall notify Parent within two (2) Business Days of any material modifications to the financial or other material terms of such Alternative Proposal or inquiry.

(d) Except as set forth in this Section 5.4, the Company Board shall not, directly or indirectly, (i) withhold, withdraw, modify or qualify, or propose publicly or resolve to withhold, withdraw, modify or qualify, in any manner adverse to Parent, the Company Board Recommendation, or (ii) approve, authorize or recommend or otherwise declare advisable, or propose publicly to approve, authorize or recommend or otherwise declare advisable, any Alternative Proposal (each of (i) and (ii), a “Company Adverse Recommendation Change”) or (iii) approve, authorize, endorse, recommend or allow, or propose publicly to approve, authorize, endorse, recommend or allow the Company to enter into a letter of intent, memorandum of understanding or other Contract relating to an Alternative Proposal (other than an Acceptable Confidentiality Agreement).

(e) Notwithstanding Section 5.4(d), the Company Board may, before obtaining the Requisite Company Vote, in response to a bona fide written Alternative Proposal received by the Company Board after the date of this Agreement but before the Requisite Company Vote and determined by the Company Board in good faith, based on the information then available and after consultation with its outside legal counsel and financial advisor, to be a Superior Proposal, effect a Company Adverse Recommendation Change (and if the Company Board so chooses, terminate this Agreement pursuant to Section 7.4(a) to enter into a definitive written Contract with respect to such Superior Proposal), but only if:

(i) such Superior Proposal, or Alternative Proposal that was a predecessor thereto, did not result, directly or indirectly, from a breach (other than an unintentional and immaterial breach) by the Company of this Section 5.4 and the Company shall have otherwise complied in all material respects with all of its obligations under this Section 5.4 with respect to such Superior Proposal;

(ii) the Company shall have first provided prior written notice to Parent that it is prepared to effect a Company Adverse Recommendation Change and terminate this Agreement to enter into a definitive written Contract with respect to a Superior Proposal, as applicable, which notice shall include (A) the identity of the Third Person making such Superior Proposal, (B) the terms and conditions of the transaction that constitutes such Superior Proposal and (C) an unredacted copy of such Superior Proposal (including any materials relating to such Third Person’s proposed financing sources, if any);

(iii) after providing such notice, the Company shall have negotiated, and shall have caused its Representatives to negotiate, with Parent and its Representatives in good faith (to the extent Parent desires to negotiate) during the three (3) Business Day period after delivery of the notice contemplated by clause (ii) above (it being understood that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification pursuant to the foregoing clause (ii) and a new period of negotiation under this clause (iii) of two (2) instead of three (3) Business Days), to make such adjustments in the terms and conditions of this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guaranty as would permit the Company Board to determine that the Alternative Proposal would no longer constitute a Superior Proposal;

(iv) the Company Board shall have considered in good faith any changes to this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guaranty that may be offered in writing by Parent no later than 5:00 p.m. (Chicago time) on the last day of such three (3) Business Day or two (2) Business Day period, as applicable, and referred to (without duplication) in clause (iii) above, in a manner that would form a binding contract if accepted by the Company, and shall have determined that the Superior Proposal would continue to constitute a Superior Proposal if such changes were to be given effect; and

(v) the Company Board shall have determined in good faith, after the conclusion of the negotiations provided for in clause (iii) above and consideration of any changes to this Agreement, the Debt Commitment Letter, the Equity Commitment Letter or the Limited Guaranty offered by Parent pursuant to clause (iv) above, without duplication, and consultation with outside legal counsel and financial advisor, that failure to effect a Company Adverse Recommendation Change and terminate this Agreement to enter into a definitive written Contract with respect to a Superior Proposal would be inconsistent with its fiduciary duties under applicable Law.

(f) Notwithstanding anything to the contrary in this Agreement, at any time before obtaining the Requisite Company Vote, if, following the occurrence of an Intervening Event, the Company Board has concluded in good faith, following consultation with its outside legal counsel and financial advisor that, in light of such Intervening Event, its failure to effect a Company Adverse Recommendation Change would be inconsistent with its fiduciary duties under applicable Law, then the Company Board may effect a Company Adverse Recommendation Change with respect to such Intervening Event, but only if:

(i) the Company shall have complied in all material respects with all of its obligations under this Section 5.4(f) with respect to such Intervening Event;

(ii) the Company shall have first provided prior written notice to Parent, at least three (3) Business Days in advance, of its determination to effect such a Company Adverse Recommendation Change, which notice shall include a reasonably detailed description of the facts and circumstances constituting such Intervening Event; provided that in the event of any material changes to the facts and circumstances constituting such Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.4(f) with respect to such new written notice and a new period of two (2) instead of three (3) Business Days;

(iii) after providing such notice, the Company shall have negotiated, and shall have caused its Representatives to negotiate, with Parent and its Representatives in good faith (to the extent Parent desires to negotiate) during such three (3) or two (2) Business Day period, as applicable, and referred to (without duplication) in clauses (ii) and (iv), to make such adjustments in the terms and conditions of this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guaranty as would permit the Company Board to determine that the Intervening Event would not continue to constitute an Intervening Event;

(iv) the Company Board shall have considered in good faith any changes to this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guaranty that may be offered in writing by Parent no later than 5:00 p.m. (Chicago time) on the last day of such three (3) or two (2) Business Day period, as applicable, and referred to (without duplication) in clauses (ii) and (iii), in a manner that would form a binding contract if accepted by the Company, and shall have determined that the Intervening Event would continue to constitute an Intervening Event if such changes were to be given effect; and

(v) the Company Board shall have determined in good faith, after the conclusion of the negotiations provided for in clause (iii) above, consideration of any changes to this Agreement, the Debt Commitment Letter, the Equity Commitment Letter or the Limited Guaranty offered by Parent pursuant to clause (iv) above, without duplication, and consultation with outside legal counsel and financial advisor, that failure to effect a Company Adverse Recommendation Change would be inconsistent with its fiduciary duties under applicable Law.

(g) Nothing contained in this Section 5.4 shall prohibit the Company from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder, or making any other disclosure to the Company’s stockholders if, in the good faith judgment of the Company Board, after consultation with its outside legal counsel, the failure to do so would be inconsistent with its fiduciary duties under applicable Law or such disclosure is otherwise required or advisable under applicable Law; provided, further, that any disclosure of the type described in this sentence that does not contain an express reaffirmation of the Company Board Recommendation shall be deemed to be a Company Adverse Recommendation Change for purposes of this Agreement.

(h) The Company agrees that any violation of the restrictions set forth in this Section 5.4 by its Subsidiaries or the Company’s or any of its Subsidiaries’ respective Representatives, including, with respect to such Representatives, a failure to comply with the instructions given to them pursuant to this Section 5.4, (in each case, other than unintentional and immaterial breaches) shall be deemed to be a breach of this Agreement (including this Section 5.4) by the Company.

(i) The Company may waive or fail to enforce any standstill or similar provision in any confidentiality or other agreement it has entered into with any Person, whether prior to or after the date hereof, in order to permit non-public Alternative Proposals to be made to the Company Board on or prior to the Solicitation Period End-Date and otherwise only, if and to the extent, in the good faith judgment of the Company Board, after consultation with its outside legal counsel and financial advisor, the failure to do so would be inconsistent with its fiduciary duties under applicable Law.

Section 5.5 Company Proxy Statement.

(a) As promptly as practicable (and in any event within twenty (20) Business Days) following the date of this Agreement, the Company shall prepare and file with the SEC a draft of the Company Proxy Statement. The Company shall cause the Transaction Filings filed or furnished by the Company or its Subsidiaries to comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder and to satisfy all rules of the NASDAQ Global Select Market. Parent shall provide to the Company all information concerning Parent and Merger Sub as may be reasonably requested by the Company in connection with the Company Proxy Statement and, to the extent reasonably requested by the Company, shall otherwise assist and cooperate with the Company in the preparation of the Company Proxy Statement and resolution of any comments referred to below. Without limiting the generality of the foregoing, each of Parent and Merger Sub shall furnish to the Company the information relating to Parent and its Affiliates required by applicable Law (including the Exchange Act and the rules and regulations promulgated thereunder) to be set forth in the Company Proxy Statement.

(b) The Company agrees that none of the information to be included or incorporated by reference in the Transaction Filings will, at the date filed with the SEC or the date it is first mailed to the stockholders of the Company or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein to the extent based on information supplied by or on behalf of Parent or Merger Sub or any Affiliate of Parent or Merger Sub in connection with the preparation of the Company Proxy Statement for inclusion or incorporation by reference therein. Parent and Merger Sub hereby covenant and agree that none of the information to be supplied by or on behalf of Parent or Merger Sub or any Affiliate of Parent or Merger Sub for inclusion or incorporation by reference in the Company Proxy Statement shall, at the date filed with the SEC or the date it is first mailed to the stockholders of the Company or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by either Parent or Merger Sub with respect to statements made or incorporated by reference therein to the extent based on information supplied by the Company or any Affiliate of the Company in connection with the preparation of the Company Proxy Statement for inclusion or incorporation by reference therein.

(c) The Company shall use reasonable best efforts to (i) respond to any comments on the Company Proxy Statement or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests and (ii) cause the definitive Company Proxy Statement to be filed with the SEC and mailed to the stockholders of the Company as promptly as practicable following the resolution of any SEC comments; provided, that the Company shall not be required to mail the Company Proxy Statement prior to the later of (i) the Solicitation Period End-Date or (ii) the end of any discussions with any Excluded Party as permitted pursuant to Section 5.4(b) (and without regard to any subsequent discussions permitted pursuant to Section 5.4(c)). The Company shall promptly (A) notify Parent upon the receipt of any such comments or requests and (B) provide Parent with copies of all correspondence (and reasonable summaries of all oral comments or conversations) relating to the Company Proxy Statement between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand. Before responding to any such comments or requests or the filing or mailing of the Company Proxy Statement, the Company shall provide Parent with a reasonable opportunity to review and comment on any drafts of the Company Proxy Statement and related correspondence and filings (which comments by Parent shall be reasonably considered in good faith by the Company).

(d) The Company Proxy Statement shall include the Company Board Recommendation unless the Company Board has made a Company Adverse Recommendation Change in accordance with this Agreement.

(e) If, at any time prior to the Effective Time, any information relating to Parent or the Company or any of their respective Affiliates is discovered by Parent or the Company that should be set forth in an amendment or supplement to the Company Proxy Statement so that such document would not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the context under which they are made, not misleading, the party discovering this information shall, as promptly as practical (and in any event within twenty-four (24) hours), notify the other parties to this Agreement and, to the extent required by Law, Parent and the Company shall cause an appropriate amendment or supplement describing this information, as promptly as practicable, to be field with the SEC and, to the extent required by Law, disseminated to stockholders of the Company.

Section 5.6 Company Stockholders Meeting. The Company shall take, in accordance with applicable Law the Company’s certificate of incorporation and bylaws, all actions necessary to (a) establish a record date for, duly call and give notice of the Company Stockholders Meeting (the record date for the Company Stockholders Meeting, the “Record Date”) to consider and vote upon (i) the adoption of this Agreement and (ii) a non-binding advisory vote on “golden parachute” executive compensation arrangements if required by Rule 14a-21(c) under the Exchange Act; and (b) mail the Company Proxy Statement to the stockholders of record of the Company and to other stockholders as required by Rule 14a-13 of the Exchange Act, as of the Record Date, in each case, as promptly as practicable after the date of this Agreement (and in any event within five (5) Business Days following the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Company Proxy Statement); provided, that the Company shall not be required to mail the Company Proxy Statement prior to the later of (i) the Solicitation Period End-Date or (ii) the end of discussions with any Excluded Party permitted pursuant to Section 5.4(b) (and without regard to any subsequent discussions permitted pursuant to Section 5.4(c)), (the date the Company mails the Company Proxy Statement, the “Proxy Date”). Following the Proxy Date, the Company shall call and hold the Company Stockholders Meeting as promptly as practicable (but in any event, the Company shall not be required to hold the Company Stockholders Meeting prior to the later of (i) January 18, 2017 or (ii) thirty-five (35) calendar days following the mailing of the definitive Company Proxy Statement for the purpose of voting on adoption of this Agreement; provided, however, for the avoidance of doubt, the Company may postpone or adjourn the Company Stockholders Meeting: (i) with the prior written consent of Parent; (ii) for the absence of a quorum (not to exceed thirty (30) calendar days); and (iii) to allow reasonable additional time (not to exceed thirty (30) calendar days) for the filing and distribution of any supplemental or amended disclosure with respect to the transaction contemplated by this Agreement which the Company Board has determined in good faith (after consultation with its outside legal counsel) is necessary or advisable under applicable Laws and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company’s stockholders prior to the Company Stockholders Meeting. Notwithstanding the foregoing, after the Company Stockholders Meeting has been convened, the Company shall, upon the request of Parent unless the Company Board determines, following a Change in Recommendation in connection with an Intervening Event, that such adjournment would be inconsistent with its fiduciary duties under applicable Law, and the Company may, if Parent does not make such request, adjourn the Company Stockholders Meeting on one or more occasions to the extent necessary to solicit additional proxies in favor of adoption of this Agreement, for such time period as determined by Parent (or, if Parent does not make such request, as determined by the Company); provided, however that (x) such adjournment shall not exceed ten (10) calendar days for each such adjournment; (y) the Company Stockholders Meeting shall not be adjourned by more than thirty (30) calendar days in the aggregate from the originally scheduled date of the Company Stockholders Meeting; and (z) no such adjournment shall be permitted if the Company shall have received by the Company Stockholders Meeting an aggregate number of proxies voting for the adoption of this Agreement, which have not been withdrawn, such that the condition in Section 6.1(a) would be satisfied if a vote were taken at the Company Stockholders Meetings. Once the Company has established the Record Date, the Company shall not establish a different record date without the prior written consent of Parent, including as a result of any adjournment of the Company Stockholders Meeting pursuant to the prior sentence. Unless the Company Board shall have effected a Company Adverse Recommendation Change, the Company shall use reasonable best efforts to solicit proxies in favor of the adoption of this Agreement. In the event the Company Board shall have effected a Company Adverse Recommendation Change, the Company shall use reasonable best efforts to solicit the return of proxies regarding the adoption of this Agreement. The Company shall use reasonable best efforts to ensure that all proxies solicited in connection with the Company Stockholders Meeting are solicited in compliance with all applicable Law. Unless this Agreement is validly terminated in accordance with Article VII, the Company shall submit this Agreement to its stockholders at the Company Stockholders Meeting even if the Company Board shall have effected a Company Adverse Recommendation Change or proposed or announced any intention to do so. The Company shall, upon the reasonable request of Parent, use reasonable best efforts to advise Parent at least on a daily basis on each of the last seven (7) Business Days prior to the date of the Company Stockholders Meeting as to the aggregate tally of proxies received by the Company with respect to the adoption of this Agreement.

Section 5.7 Employees; Benefit Plans.

(a) Compensation and Benefits. For a period of not less than one (1) year following the Closing Date (the “Continuation Period”), Parent shall, or shall cause the Surviving Corporation or any of their respective Subsidiaries to, provide to each individual who, immediately prior to the Effective Time, is an employee of the Company and its Subsidiaries and who continues in such capacity following the Effective Time (each, a “Continuing Employee”) (i) salary, hourly wage rate, short-term (annual or more frequent) bonus or commission opportunity and other compensation (excluding equity and equity-based awards which will remain discretionary) that are no less favorable, in the aggregate and (ii) benefits that are no less favorable, in the aggregate, in each case of clauses (i) and (ii) than those provided by Parent and its Subsidiaries to similarly situated employees of Parent or such Subsidiaries from time to time.

(b) Cash Bonuses. Notwithstanding any permitted amendment, termination or discretion applicable to any Company Benefit Plan that provides for the payment of annual cash bonuses, Parent agrees to, and agrees to cause the Surviving Corporation and each of their respective Subsidiaries to, pay bonuses to each Continuing Employee in respect of calendar year 2016 (“Cash Bonuses”) in accordance with the terms of the applicable Company Benefit Plan in effect as of the date of this Agreement at target. The Cash Bonuses shall be paid by the Surviving Corporation at the time or times that such Cash Bonuses would normally be paid by the Company, but in no event later than March 15 of the year following the year in which the Cash Bonus was earned. Each Continuing Employee will be entitled to receive a prorated portion of the target Cash Bonus applicable to such Continuing Employee in the event that such Continuing Employee’s employment is terminated without Cause (as defined in Section 5.7(b) of the Company Disclosure Letter) or such Continuing Employee resigns for Good Reason (as defined in Section 5.7(b) of the Company Disclosure Letter) prior to the date the Cash Bonuses are paid (provided that the provisions of this sentence shall not result in the duplication of bonus payments to such Continuing Employee), such prorated Cash Bonus to be payable promptly following the date of such termination.

(c) Parent shall, and shall cause the Surviving Corporation to, during the Continuation Period, (i) honor any severance, change in control and similar agreements, in each case, in effect as of the date of this Agreement and (ii) provide severance to any Continuing Employee who shall be terminated without cause during the Continuation Period in such amounts and on such terms and conditions that are no less favorable than would have been provided by the Company or its Subsidiaries prior to the Effective Time or, if greater, consistent with Parent’s severance program as applied to similarly situated employees of Parent or its Subsidiaries from time to time.

(d) If requested in writing by Parent to the Company at least five (5) Business Days prior to the Closing, the Company and its Subsidiaries shall adopt written resolutions of its board of directors to terminate, effective no later than the day immediately preceding the date on which the Company becomes a member of the same “Controlled Group of Corporations” (as defined in Section 414(b) of the Code) as Parent, any Company Benefit Plan intended to qualify under Section 401(a) of the Code that contains a cash or deferred arrangement under Section 401(k) of the Code.

(e) Parent shall, and shall cause the Surviving Corporation to, honor the Company’s retention program providing for the payment of retention bonuses to certain Continuing Employees in connection with the Merger for the purpose of retaining the services of such Continuing Employees, on the terms set forth on Section 5.7(e) of the Company Disclosure Letter (the “Retention Program”). Following the Effective Time, the Surviving Corporation and/or Parent shall pay or cause to be paid the retention bonuses pursuant to the Retention Program, to certain Continuing Employees in connection with the Merger for the purpose of retaining the services of such Continuing Employees.

(f) For all purposes under all employee benefit plans of Parent, the Surviving Corporation and their respective Subsidiaries providing benefits to any Continuing Employee after the Effective Time (the “New Plans”), each Continuing Employee shall receive full credit for such Continuing Employee’s years of service with the Company and its Subsidiaries before the Effective Time (including predecessor or acquired entities or any other entities for which the Company and its Subsidiaries have given credit for prior service), to the same extent as such Continuing Employee was entitled, prior to the Effective Time, to credit for such service under any similar or comparable Company Benefit Plan (except to the extent such credit would result in a duplication of accrual of benefits). In addition, where applicable, and without limiting the generality of the foregoing, (i) at the Effective Time, each Continuing Employee immediately shall be eligible to participate, without any waiting time, in each New Plan to the extent such waiting time was satisfied under a similar or comparable Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”); (ii) subject to any required approval of the applicable insurer, which Parent agrees to use or cause the Surviving Corporation or any Subsidiaries to use, reasonable best efforts to obtain, Parent shall cause all pre-existing condition exclusions or limitations and actively-at-work requirements of each New Plan to be waived or satisfied for such Continuing Employee and his or her covered dependents to the extent waived or satisfied under the analogous Old Plan as of the Effective Time; and (iii) Parent shall cause all eligible expenses incurred by each Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Continuing Employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(g) With respect to any accrued but unused paid time off to which any Continuing Employee is entitled pursuant to the paid time off policy applicable to such Continuing Employee immediately prior to the Effective Time, Parent shall, or shall cause the Surviving Corporation or any of their respective Subsidiaries to, allow such Continuing Employee to use such accrued paid time off in a manner and on such terms and conditions that are consistent with Parent’s paid time off policy as applied to similarly situated employees of Parent or its Subsidiaries from time to time from and after the Effective Time.

(h) Nothing in this Section 5.7, whether express or implied, shall (i) constitute an establishment of, amendment to or other modification of any Company Benefit Plan or New Plan, or (ii) confer upon any current or former employee (or the dependents or beneficiaries thereof) of the Company, Parent, the Surviving Corporation or any of their respective Subsidiaries or Affiliates, any rights or remedies of any nature or kind whatsoever under or by reason of this Section 5.7, including (A) any right to employment or continued employment, (B) any particular term or condition of employment for any specified period, or (C) any limitation on the right of Parent to amend, terminate or otherwise modify any Company Benefit Plan or New Plan.

Section 5.8 Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and the Surviving Corporation shall cause all rights to indemnification, advancement of expenses and exculpation now existing in favor of any present or former director, officer or employee of the Company or any of its Subsidiaries and the fiduciaries of any Company Benefit Plans (the “Indemnified Parties”) as provided in the Company Organizational Documents, in the comparable organizational document of any of the Company’s Subsidiaries, or in any Contract between an Indemnified Party and the Company or one of its Subsidiaries in effect on the date of this Agreement and, in the case of such Contracts, listed on Section 5.8(a) of the Company Disclosure Letter, to survive the Merger and to continue in full force and effect (and shall not be amended, repealed or otherwise modified in a manner that would adversely affect any rights thereunder or hereunder or any Indemnified Party) for a period of not less than six (6) years after the Effective Time or, if longer, for such period as is set forth in any applicable agreement with an Indemnified Party in effect on the date of this Agreement.

(b) Parent and the Surviving Corporation shall, jointly and severally, indemnify all Indemnified Parties to the fullest extent permitted by applicable Law and the Company Organizational Documents (or in the

comparable organizational document of any of the Company’s Subsidiaries) with respect to all acts and omissions prior to the Effective Time arising out of or relating to their service as directors, officers or employees of the Company, its Subsidiaries or another Person, if such Indemnified Party is or was serving as a director, officer or employee of such other Person at the request of the Company or Parent, or fiduciaries of the Company Benefit Plans, whether asserted or claimed at or after or occurring before the Effective Time (including in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement). If any Indemnified Party is or becomes involved in any Legal Action in connection with any matter subject to indemnification hereunder, Parent and the Surviving Corporation shall, jointly and severally, advance as incurred any Damages out of or incurred in connection with such Legal Action, subject to Parent’s or the Surviving Corporation’s, as applicable, receipt of an undertaking in customary form by or on behalf of such Indemnified Party to repay such Damages if it is ultimately determined under applicable Law or the Company Organizational Documents (or in the comparable organizational document of any of the Company’s Subsidiaries) that such Indemnified Party is not entitled to be indemnified. In the event of any such Legal Action, (i) each of Parent and the Surviving Corporation shall cooperate with the Indemnified Party in the defense of any such Legal Action and (ii) neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any Legal Action pending or threatened in writing to which an Indemnified Party is a party (and in respect of which indemnification could reasonably be expected to be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Legal Action or such Indemnified Party otherwise consents in writing.

(c) Parent and the Surviving Corporation shall, jointly and severally, maintain in effect for at least six (6) years after the Effective Time the current policies of directors’ and officers’ liability insurance maintained by the Company or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement) so long as Parent and the Surviving Corporation are not required to pay in the aggregate an annual premium in excess of 300% of the last annual premium paid by the Company for such insurance before the date of this Agreement (such 300% amount being the “Maximum Premium”). If Parent or the Surviving Corporation are unable to obtain the insurance described in the prior sentence for an amount less than or equal to the Maximum Premium, Parent and the Surviving Corporation shall, jointly and severally, instead obtain as much comparable insurance as possible for an annual premium equal to the Maximum Premium. Notwithstanding the foregoing, in lieu of the arrangements contemplated by this Section 5.8(c), before the Effective Time, the Company shall be entitled to (and, at Parent’s request, the Company shall) purchase a “tail” directors’ and officers’ liability insurance policy covering the matters described in this Section 5.8(c) for an amount not to exceed the Maximum Premium and, if the Company purchases such a policy before the Effective Time, Parent and the Surviving Corporation’s obligations under this Section 5.8(c) shall be satisfied so long as Parent and the Surviving Corporation cause such policy to be maintained in effect for a period of six (6) years following the Effective Time.

(d) Parent hereby acknowledges that the Indemnified Parties may have certain rights to indemnification, advancement of expenses and/or insurance provided by other Persons. Parent hereby agrees (i) that Parent and the Surviving Corporation are the indemnitor of first resort (i.e., their obligations to the Indemnified Parties are primary and any obligation of such other Persons to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any such Indemnified Party are secondary), (ii) that Parent and the Surviving Corporation shall be required to advance the full amount of expenses incurred by any such Indemnified Party and shall be liable for the full indemnifiable amounts, without regard to any rights any such Indemnified Party may have against any such other Person and (iii) that Parent irrevocably waives, relinquishes and releases (and shall cause the Surviving Corporation to irrevocably waive, relinquish and release) such other Persons from any and all claims against any such other Persons for contribution, subrogation or any other recovery of any kind in respect thereof. Each of Parent and Surviving Corporation further agrees that no advancement or payment by any of such other Persons on behalf of any such Indemnified Party with respect to any claim for which such Indemnified Party has sought indemnification from the Surviving Corporation shall affect the foregoing and such other Persons shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnified Party against the Surviving Corporation.

(e) The covenants contained in this Section 5.8 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives and shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. The Surviving Corporation shall pay all expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 5.8, except to the extent that it is ultimately determined by a Governmental Authority with valid jurisdiction that such Indemnified Party is not entitled to be indemnified pursuant to this Agreement.

(f) In the event that Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Parent and the Surviving Corporation shall take all necessary action so that the successors or assigns of Parent or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 5.8.

Section 5.9 Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable Law (but subject, for the avoidance of doubt, to the limitations set forth in Section 5.10), each of the parties to this Agreement shall, and shall cause its controlled Affiliates to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, appropriate or advisable to cause the conditions set forth in Article VI to be satisfied and to consummate the transactions contemplated by this Agreement as promptly as reasonably practicable. The terms of this Section 5.9 shall not limit the rights of the Company set forth in Section 5.4.

Section 5.10 Consents; Filings; Further Action.

(a) Upon the terms and subject to the conditions of this Agreement and in accordance with applicable Law, each of Parent and the Company shall, and each of Parent and the Company shall cause each of its respective HSR Affiliates to, use its reasonable best efforts to promptly: (i) obtain any consents, approvals or other authorizations or waivers from, and make any filings and notifications required by, any Governmental Authority or other Person reasonably requested by Parent in connection with the transactions contemplated by this Agreement, including under any Contract to which Parent or the Company (as reasonably requested by Parent) or any of their respective Subsidiaries (in the case of Subsidiaries of the Company, as reasonably requested by Parent) is a party or by which their respective properties or assets may be bound, (ii) make any other submissions either required or deemed appropriate by either Parent or the Company, in connection with the transactions contemplated by this Agreement, including under the Securities Act, the Exchange Act, the HSR Act, the DGCL, Communications Laws, rules and regulations of NASDAQ and any other applicable Law, (iii) take or cause to be taken all other actions necessary, appropriate or advisable consistent with this Section 5.10 to (A) cause the expiration of the applicable waiting periods, (B) remove, mitigate or limit any material conditions that may be imposed by the FCC, a State PUC, or any other Governmental Authority on any such authorization, consent, Order, declaration or approval of, or ability to contract with, any Governmental Authority necessary for the consummation of the transactions contemplated by this Agreement or (C) obtain receipt of required consents, approvals or authorizations, including the FCC Consents and State PUC Consents, as applicable, under Communications Laws as soon as practicable, (iv) defend any Legal Actions, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, until the entry of a judgment on the merits in such Legal Action by a court or other Governmental Authority of competent jurisdiction (whether such judgment is appealable or not) and (v) execute and deliver any additional documents or instruments necessary to consummate the transactions and to fully carry out the purposes of this Agreement. Parent and the Company shall cooperate and consult with each other in connection with the making of all such filings and notifications. Neither Parent nor the Company shall extend any statutory deadline or waiting period or consent to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the behest of any Governmental Authority without the consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed).

(b) As promptly as practicable after the date of this Agreement and in any event no later than (i) ten (10) Business Days after the date of this Agreement, each of Parent and the Company shall file any Notification and Report Forms and related material required to be filed by it with the United States Federal Trade Commission and the United States Department of Justice, as applicable, to request early termination of the applicable waiting period under the HSR Act with respect to the transactions contemplated by this Agreement, and shall promptly make any further filings pursuant thereto that may be necessary, appropriate or advisable and (ii) ten (10) Business Days after the date of this Agreement, each of Parent and the Company shall make all notifications and other filings required or appropriate under Communications Laws or any other Regulatory Law (including all required or appropriate notifications, registrations, applications and other filings to or with the FCC, foreign regulatory authorities or State PUCs, including those requesting the FCC Consents and State PUC Consents). Parent shall pay the applicable FCC, HSR and State PUC filing fees with respect to all such notices, filings, and applications seeking all applicable FCC Consents and State PUC Consents. In the event that any petition for reconsideration or appeal is filed, the Company and Parent will cooperate and use their respective reasonable best efforts to oppose or contest any such petition or appeal. In the event that the FCC or any State PUC seeks to impose material conditions on the approval of the transactions contemplated by this Agreement, the Company and Parent will cooperate and use their respective reasonable best efforts to oppose, mitigate or limit any such material condition. In the event that the FCC or any State PUC issues a decision rescinding any Permit, the parties will cooperate and use their respective reasonable best efforts to seek reconsideration and to appeal such decision. In the event that, notwithstanding the cooperation and reasonable best efforts of the Company and the Parent, the FCC or any State PUC rescinds any Permit by a final order as to which no further reconsideration or appeal is available, the Company and the Parent agree to cooperate to comply with such final order with the plan of action for that compliance to be mutually agreed upon by the Company and the Parent.

(c) Each of Parent and the Company shall, and subject to any restrictions under any Law, shall cause its HSR Affiliates to, promptly inform the other party upon receipt of any communication from any Governmental Authority regarding any of the transactions contemplated by this Agreement. If Parent or the Company (or any of their respective HSR Affiliates) receives a request for information from any Governmental Authority that is related to the transactions contemplated by this Agreement, then such party shall endeavor in good faith to make, or cause to be made, to the extent practicable and after consultation with the other party, an appropriate response to such request. Prior to delivery of such response, to the extent practicable, such party shall provide the other party with a reasonable opportunity to review and comment on such response. No party shall participate in any substantive meeting, or engage in any substantive conversation, with any Governmental Authority without giving the other party prior notice of such meeting or conversation and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Parent shall advise the Company promptly of any understandings, undertakings or agreements (oral or written) which Parent proposes to make or enter into with any Governmental Authority in connection with the transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, Parent shall use its reasonable best efforts to resolve any objections that may be asserted with respect to the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory Law as promptly as practicable.

(d) All obligations under this Section 5.10 applicable to Parent shall also apply to Parent’s HSR Affiliates, mutatis mutandis, and Parent shall cause its HSR Affiliates to comply with such obligations.

Section 5.11 Public Announcements. Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements about this Agreement or any of the transactions contemplated by this Agreement. Neither Parent nor the Company shall issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Law or rules of NASDAQ, in which case that party shall use its reasonable best efforts to consult with the other party before issuing any such release or making any such public statement; provided, however, that no party’s consent shall be required, and no party shall be required to consult with any other party in connection with, or provide any other party an opportunity to review or comment upon, any press release or other public statement or comment to be issued or made with respect to any Alternative Proposal, Company Adverse Recommendation Change or with respect to any actions contemplated by Section 5.4(e), Section 5.4(f) or Section 5.4(g). Notwithstanding the foregoing, without the prior consent of the other parties, the Company may (a) communicate with customers, vendors, suppliers, financial analysts, investors and media representatives in a manner consistent with its past practice in compliance with applicable Law to the extent such communications are consistent with information included in a press release or other document previously approved for external distribution by Parent and (b) issue public statements or disseminate information to the extent solely related to the operation of the business of the Company or its Subsidiaries. Each of Parent and the Company will issue a separate (but mutually agreed upon) press release announcing the execution of this Agreement.

Section 5.12 NASDAQ De-listing. Parent shall cause the Common Stock to be de-listed from NASDAQ and de-registered under the Exchange Act at or as soon as practicable following the Effective Time.

Section 5.13 Fees and Expenses. Except as explicitly provided otherwise in this Agreement, whether or not the Merger is consummated, all expenses (including those payable to Representatives) incurred by any party to this Agreement or on its behalf in connection with this Agreement and the transactions contemplated by this Agreement (“Expenses”) shall be paid by the party incurring those Expenses.

Section 5.14 Takeover Statutes. If any takeover statute is or becomes applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement, each of Parent, the Company and their respective boards of directors shall use reasonable best efforts (a) to ensure that such transactions may be consummated as promptly as practicable upon the terms and subject to the conditions set forth in this Agreement and (b) to otherwise act to eliminate or minimize the effects of such takeover statute.

Section 5.15 Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 5.16 Rule 16b-3. Prior to the Effective Time, the Company may take such further actions, if any, as may be necessary, appropriate or advisable to ensure that the dispositions of equity securities of the Company (including derivative securities) pursuant to the transactions contemplated by this Agreement by any officer or director of the Company who is subject to Section  16 of the Exchange Act are exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.17 Resignation of Directors. The Company shall use reasonable best efforts to obtain and deliver to Parent at the Closing evidence reasonably satisfactory to Parent of (i) the resignation of all directors and officers of the Company and (ii) the resignation of such other officers and directors of the Company’s Subsidiaries as Parent shall have requested in writing and delivered to the Company not less than ten (10) Business Days prior to the Closing Date, in each case, effective as of the Effective Time.

Section 5.18 Notification of Certain Matters.

(a) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence of any event known to it which would reasonably be expected to, individually or in the aggregate, (A) in the case of the Company, have a Company Material Adverse Effect, or, in the case of Parent, have a Parent Material Adverse Effect, (B) cause any condition set forth in Article VI to be unsatisfied at any time prior to the Effective Time; provided, that the failure to deliver any notice pursuant to this Section 5.18 shall not be considered in determining whether any such condition has been satisfied or (C) cause any authorization, consent, Order, declaration or approval of any Governmental Authority or third party necessary for the consummation of the transactions contemplated by this Agreement to not be obtained by the Outside Date or (ii) any Legal Action pending or, to the Knowledge of the Company or Parent, threatened which questions or challenges the validity of this Agreement or the ability of any party to consummate the transactions contemplated by this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.18 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice nor shall the party giving such notice be prejudiced with respect to any such matters solely by virtue of having given such notice.

(b) From and after the date of this Agreement until the Effective Time, subject to applicable Law, the Company shall provide to Parent copies of all material written notices received from any Governmental Authority by the Company or any of its Subsidiaries to the extent such material written notice is related to the consents to be obtained pursuant to Section 6.1(b) or Section 6.1(d) of the Company Disclosure Letter.

Section 5.19 Certain Litigation.

(a) The Company shall control and defend all stockholder litigation against the Company, any of its Subsidiaries or any of the directors or officers of the Company or its Subsidiaries, in each case, arising out of, in connection with, or relating to this Agreement or the transactions contemplated hereby, including the Merger (collectively, the “Shareholder Litigation”); provided, that Parent shall, at its expense, have the right to participate in such proceedings. For purposes of this Section 5.19, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Shareholder Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Shareholder Litigation but will not be afforded any decision-making power or other authority over such Shareholder Litigation except for the settlement consent set forth in Section 5.19(b). The Company shall as promptly as reasonably practicable notify Parent in writing of, and shall keep Parent updated about all material developments in, any Shareholder Litigation.

(b) The Company shall obtain the prior written consent of Parent before entering into any settlement, understanding or other agreement relating to such Shareholder Litigation.

(c) Each party shall cooperate, and cause its controlled Affiliates to cooperate, in the defense of any Shareholder Litigation and shall furnish or cause to be furnished such records, information and testimony, and attend, at each party’s own expense, such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.

Section 5.20 Financing.

(a) Each of Parent and Merger Sub shall use reasonable best efforts to obtain the Equity Financing at the Closing on the terms and conditions described in the Equity Commitment Letter. Without limiting the generality of the foregoing, each of Parent and Merger Sub shall use reasonable best efforts to (a) comply with its obligations under the Equity Commitment Letter, (b) maintain in effect the Equity Commitment Letter in accordance with its terms, (c) satisfy on a timely basis all conditions applicable to Parent and Merger Sub contained in the Equity Commitment Letter (including definitive agreements related thereto), and (d) if all conditions applicable to Parent and Merger Sub set forth in the Equity Commitment Letter (including definitive agreements related thereto) have been satisfied or waived, and the Debt Financing has been or will be funded in accordance with the terms of the Debt Commitment Letter on or prior to the Closing Date if the Equity Financing is funded on or prior to the Closing Date, consummate the Equity Financing on or prior to the Closing Date. Parent shall not, without the prior written consent of the Company, amend, modify, supplement or waive any of the conditions or contingencies to funding contained in the Equity Commitment Letter (including any Contracts related thereto) or any other provision of, or remedies under, the Equity Commitment Letter (including any Contracts related thereto) that would reasonably be expected to materially impair or delay or prevent the funding of the Equity Financing. For the avoidance of doubt, Parent shall, directly or indirectly, make all proceeds of the Equity Financing received by Parent available to Merger Sub as are required for Merger Sub to perform its obligations hereunder.

(b) Parent shall use reasonable best efforts to obtain the proceeds of the Debt Financing on the terms and conditions described in the Debt Commitment Letter and Fee Letter, including using reasonable best efforts to (i) maintain in effect the Debt Commitment Letter and Fee Letter in accordance with their terms, (ii) negotiate definitive agreements with respect to the Debt Financing (the “Definitive Debt Agreements”) consistent with the terms and conditions contained therein (including, as necessary, the “flex” provisions contained in the Fee Letter) or on such other terms acceptable to Parent and the Financing Sources, so long as such other terms would not reasonably be expected to materially impair or delay or prevent the ability of Parent to consummate the Merger or the Debt Financing and (iii) satisfy (or, if deemed advisable by Parent, obtain the waiver of) on a timely basis all conditions precedent set forth in Exhibit D to the Debt Commitment Letter that are within its control. Parent shall not, and shall cause its controlled Affiliates not to, take or refrain from taking, directly or indirectly, any action that would reasonably be expected to result in a failure of any of the conditions contained in the Debt Commitment Letter.

(c) Parent shall not, without the prior written consent of the Company, permit any amendment or modification to, or any waiver of any provision (including any remedy) under, or voluntarily replace (it being understood that any Alternative Debt Financing will not be deemed a voluntary replacement for purposes of the sentence), the Debt Commitment Letter if such amendment, modification, or waiver or voluntary replacement (i) adds new (or adversely modifies any existing) conditions to the consummation of the Debt Financing (giving effect to any flex provisions) as compared to those in the Debt Commitment Letter as in effect on the date of this Agreement, (ii) reduces the aggregate gross amount of the Debt Financing unless the Equity Financing is increased by a corresponding amount or (iii) would otherwise reasonably be expected to prevent, materially impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement; provided, that for the avoidance of doubt no consent from the Company will be required for: (A) any amendment, replacement, supplement or modification of the Debt Commitment Letter that is limited to adding lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement (including in replacement of a Lender), (B) implementation or exercise of any “flex” provisions provided in the Fee Letter as in effect as of the date hereof or (C) any amendment, replacement, supplement or modification to the Debt Commitment Letter or Definitive Debt Agreements so long as such action would not be prohibited by the foregoing clauses (i)-(iv).

(d) In the event that any portion of the Debt Financing becomes unavailable, regardless of the reason therefor, Parent shall (1) use its reasonable best efforts to obtain alternative debt financing (the “Alternative Debt Financing”) on terms not less favorable in the aggregate to Parent (as reasonably determined by Parent) than those contained in the Debt Commitment Letter and the Fee Letter (taking into account any “flex” provisions) from the same or other sources reasonably acceptable to Parent and which do not include any incremental conditionality to the consummation of such Alternative Debt Financing that are more onerous to Parent or the Company (in the aggregate) than the Disclosed Debt Conditions and (2) promptly notify the Company of such unavailability and the reason therefor.

(e) For purposes of this Section 5.20, (i) the term “Debt Commitment Letter” will be deemed to include any commitment letter (or similar agreement) with respect to any Alternative Debt Financing arranged in compliance herewith (and any Debt Commitment Letters remaining in effect at the time in question), (ii) the term “Fee Letter” will be deemed to include any fee letter (or similar agreement) and engagement letter (or similar agreement) with respect to any alternative debt financing arranged in compliance with this Section 5.20, and (iii) the term “Lenders” will be deemed to include any lenders providing the Alternative Debt Financing arranged in compliance herewith. Parent shall, (A) keep the Company reasonably informed on a reasonably current basis in respect of its efforts to consummate the Debt Financing and (B) in addition to the delivery of the Debt Commitment Letter and Fee Letter, provide the Company with copies of other material Definitive Debt Agreements. Parent will provide the Company with prompt (and in any event within two (2) Business Days of obtaining knowledge thereof) written notice of any breach or default by any party to any Debt Commitment Letters or the Definitive Debt Agreements of which Parent gains knowledge and the receipt of any written notice or other written communication from any Lender or other Financing Source with respect to any breach or default or, termination or repudiation by any party to any Debt Commitment Letters or the Definitive Debt Agreements or any provision thereof. For the avoidance of doubt, Parent will, directly or indirectly, make all proceeds of the Debt Financing received by Parent available to Merger Sub as are required for Merger Sub to perform its obligations hereunder.

Section 5.21 Financing Cooperation.

(a) Prior to Effective Time, the Company will, and will cause its Subsidiaries to, and will use reasonable best efforts to cause the Representatives of the Company and its Subsidiaries to, provide to Parent, at Parent’s expense, such cooperation as may be reasonably and customarily requested by Parent in connection with obtaining the Debt Financing no later than the Closing Date, which reasonable best efforts shall include, but not be limited to:

(i) participation in, and assistance with, as applicable, the Marketing Efforts related to the Debt Financing; provided, any meetings or conference calls shall be at times and locations to be mutually agreed;

(ii) furnishing to Parent the Financing Information and assisting Parent with Parent’s preparation of pro forma and projected financial information; provided, the Company shall not be responsible for the preparation of such pro forma and/or projected financial information which shall be prepared solely by the Parent and the Company shall have no liability with respect to such information prepared by the Parent;

(iii) assisting Parent in obtaining corporate and facilities ratings in connection with the Debt Financing required by Section 3(d) of the Debt Commitment Letter; provided that any meetings, presentations, conference calls or other required activities in connection therewith shall be scheduled for times and at location’s to be mutually agreed;

(iv) upon reasonable request, identifying any material non-public information contained in the Marketing Materials with respect to the Company ;

(v) delivering such due diligence materials as are reasonably available to it without undue burden or expense and as are reasonably requested by Parent and customarily delivered in connection with the Marketing Materials;

(vi) assisting in the negotiation, execution and delivery of definitive financing documents, including credit agreements, guarantee and collateral documents, customary closing certificates, perfection certificates and any schedules thereto as may be required by the Financing Sources and other customary documents as may be reasonably requested by Parent; provided, that such documents be effective only upon Closing and that the Company shall have no liability with respect to such documents prior to the Closing; and

(vii) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the Debt Financing; provided that none of the boards of directors (or equivalent bodies) of the Company or its Subsidiaries shall be required to enter into any resolutions or take similar action approving the Debt Financing until the Closing has occurred.

(b) The Company will, and will cause its Subsidiaries to, provide to Parent:

(i) if any Indebtedness remains outstanding as of the Closing, a customary payoff letter with respect to such Indebtedness, from each holder of such outstanding Indebtedness (A) indicating the amount required to discharge such Indebtedness at Closing and/or releasing the obligations of the Company and its Subsidiaries thereunder, and (B) if such Indebtedness is secured by any liens, agreeing to release such liens upon receipt of the payoff amount; and

(ii) Customary KYC Information at least three (3) Business Days prior to the Closing Date to the extent such information was requested in writing at least ten (10) Business Days prior to closing in accordance with the definition of Customary KYC Information.

(c) Notwithstanding anything in this Section 5.21 to the contrary, nothing herein will require (i) such cooperation to the extent it would interfere unreasonably with the business or operations of the Company or its Subsidiaries or result in undue burden or expense, (ii) delivery of any financial information in a form not customarily prepared by the Company or any financial information with respect to a fiscal period that has not yet ended, or for which the applicable quarterly or annual report has not been filed with the SEC or delivery of projections, (iii) delivery of any legal opinions or solvency certificate, or (iv) the taking of any action that would conflict with or violate (x) the Company Organizational Documents, or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any material written agreement, Contract, subcontract, lease, license understanding, instrument, note, bond, mortgage, indenture, option, warranty, insurance policy, benefit plan or other legally binding commitment to which the Company or any of the its Subsidiaries is a party, in each case that are not contingent upon the Effective Time or (y) any applicable Laws.

(d) Notwithstanding anything in this Section 5.21 to the contrary, neither the Company nor any of its Subsidiaries will be required to (i) prior to the Effective Time, bear any out-of-pocket cost or expense that is not reimbursed pursuant to this Section 5.21 or pay any fee in connection with the Debt Financing, or (ii) enter into any agreement or commitment that would be effective prior to the Effective Time. Furthermore, Parent will, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses (including fees and expenses of counsel) incurred by the Company, any of its Subsidiaries and its and their respective Representatives, in connection with their respective obligations pursuant to this Section 5.21. Parent will, prior to the Effective Time, indemnify and hold harmless the Company, any of its Subsidiaries and its and their respective Representatives from and against any and all Liabilities and Damages suffered or incurred by any of them in connection with the Debt Financing and any information utilized in connection therewith. The Company hereby consents to the use of all of its and its Subsidiaries’ names and logos in connection with the Debt Financing; provided, that such names and logos are used solely in the matter that is not intended, or reasonably likely, to harm or disparage the Company or its Subsidiaries or the reputation or the goodwill of the Company or its Subsidiaries.

Section 5.22 FIRPTA Certificate. At least five (5) days prior to the filing of the definitive Company Proxy Statement with the SEC, the Company shall determine (and shall notify Parent in writing) whether it is able to deliver a certificate pursuant to Treasury Regulations section 1.1445-2(c)(3) stating that the Company is not, nor has it been, a U.S. real property holding corporation (as defined in section 897(c)(2) of the Code) during the applicable period specified in section 897(c) of the Code. If the Company determines that it is able to do so, then, prior to Closing, it shall deliver such a certificate to Parent, together with an associated form of notice to the Internal Revenue Service prepared in accordance with the requirements of Treasury Regulations section 1.897-2(h)(2). In the absence of such a certificate being delivered prior to Closing, appropriate withholding out of the proceeds of the transactions contemplated by this Agreement shall be made to the extent required by Section 1445 of the Code and the Treasury Regulations promulgated thereunder in accordance with Section 2.2(f).

ARTICLE VI

CONDITIONS

Section 6.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to this Agreement to effect the Merger is subject to the satisfaction on or before the Closing Date of each of the following conditions, unless waived, if permissible under Law, in writing by each of Parent and the Company:

(a) Company Stockholder Approval. This Agreement shall have been duly adopted by the Requisite Company Vote.

(b) Antitrust. The waiting period applicable to the consummation of the Merger under the HSR Act (and any extension thereof) shall have expired or been terminated.

(c) Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Order or Law that is and continues to be in effect and that prohibits the consummation of the Merger or makes the consummation of the Merger illegal.

(d) Other Governmental Approvals. The FCC Consents and State PUC Consents listed on Section 6.1(d) of the Company Disclosure Letter required for the consummation of the transactions contemplated by this Agreement shall have been obtained.

Section 6.2 Conditions to Obligations of Parent and Merger Sub. The obligations of each of Parent and Merger Sub to effect the Merger are also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by Parent:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 3.6 (Capitalization) shall be true and correct in all respects (other than de minimis exceptions or any other inaccuracies that would not result in a net increase of more than one-half of one percent (0.5%) of the total consideration payable under this Agreement, without duplication, in respect of the aggregate Merger Consideration, the Total Option Cash Payments, Total Restricted Stock Award Payments and Total PSU Payments), (ii) the representations and warranties of the Company set forth in Section 3.1 (Organization and Power), Section 3.4 (Corporate Authorizations), Section 3.25 (Takeover Statutes) and Section 3.29 (Brokers) shall be true and correct in all material respects; (iii) the representation and warranty set forth in Section 3.13(b) (No Material Adverse Effect) shall be true and correct in all respects; and (iv) the remaining representations and warranties of the Company set forth in Article III shall be true and correct, except where the failure of any such representation and warrants to be so true and correct (without regard to any “Company Material Adverse Effect” or materiality qualification set forth in any such representation or warrant) has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, in each case of (i) through (iv) as of the Closing (except to the extent any such representation and warranty speaks as of a specified date, in which case, as of such date).

(b) Performance of Obligations. The Company shall have performed or complied with in all material respects all obligations required to be performed or complied with by it under this Agreement on or before the Closing Date.

(c) Absence of Company Material Adverse Effect. No event, circumstance, development, state of facts, change or effect shall have occurred or become known since the date of this Agreement that has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) Officer’s Certificate. Parent shall have received a certificate, signed by an officer of the Company, certifying as to the matters set forth in Section 6.2(a) and Section 6.2(b).

Section 6.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by the Company:

(a) Representations and Warranties. (i) The representations and warranties of each of Parent and Merger Sub set forth in Section 4.3(a) (Corporate Authorization) and Section 4.5(c) (Ownership of Common Stock) shall be true and correct in all material respects; and (ii) the remaining representations and warranties of the Parent and Merger Sub set forth in Article IV shall be true and correct, except where the failure of any such representation and warrants to be so true and correct (without regard to any “Parent Material Adverse Effect” or materiality qualification set forth in any such representation or warrant) would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, in each case of (i) through (ii) as of the Closing (except to the extent any such representation and warranty speaks as of a specified date, in which case, as of such date).

(b) Performance of Obligations. Each of Parent and Merger Sub shall have performed or complied with in all material respects all obligations required to be performed or complied with by it under this Agreement on or before the Closing Date.

(c) Officer’s Certificate. The Company shall have received a certificate, signed by an executive officer of Parent, certifying as to the matters set forth in Section 6.3(a) and Section 6.3(b).

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.1 Termination by Mutual Consent. This Agreement may be terminated at any time before the Effective Time, whether before or after obtaining the Requisite Company Vote, by mutual written consent of Parent and the Company.

Section 7.2 Termination by Either Parent or the Company. This Agreement may be terminated by either Parent or the Company at any time before the Effective Time:

(a) if the Merger has not been consummated by May 2, 2017 (the “Outside Date”), except that the right to terminate this Agreement under this Section 7.2(a) shall not be available to any party to this Agreement whose breach of this Agreement has been the primary cause of, or primarily resulted in, the failure to consummate the Merger by such date; provided, that if (i) the Marketing Period has begun but not ended by the initial Outside Date, then the Outside Date shall automatically be extended to the date that is three (3) Business Days after the final day of the Marketing Period, and (ii) as of such date, all conditions to this Agreement shall have been satisfied or waived (other than those that are satisfied by action taken at the Closing) other than any condition set forth in Section 6.1(b), Section 6.1(c) or Section 6.1(d), then (A) the Company and Parent may (each in its sole discretion) mutually agree to consummate the Merger or (B) if the Company and Parent fail to so agree, the Outside Date will be automatically extended to June 2, 2017;

(b) if this Agreement has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholders Meeting (or adjournment thereof) and the Requisite Company Vote is not obtained upon a vote taken thereon; or

(c) if any Law or Order is enacted, issued, promulgated or entered that permanently enjoins or otherwise prohibits consummation of the Merger, and (in the case of any Order) such Order has become final and nonappealable; provided, that, with respect to any such Order, the right to terminate this Agreement under this Section 7.2(c) shall not be available to any party to this Agreement whose breach of this Agreement has been the primary cause of, or primarily resulted in, the enactment, issuance or entry of, or failure to remove, such Order.

Section 7.3 Termination by Parent. This Agreement may be terminated by Parent at any time before the Effective Time:

(a) if the Company Board effects a Company Adverse Recommendation Change, whether or not in accordance with Section 5.4;

(b) if (i) the Company Board approves, endorses or recommends to stockholders an Alternative Proposal or (ii) a tender offer or exchange offer for any outstanding shares of capital stock of the Company is commenced before obtaining the Requisite Company Vote and the Company Board fails to recommend against or takes no position with respect to acceptance of such tender offer or exchange offer by its stockholders within ten (10) Business Days after commencement;

(c) if there shall have been an intentional and material breach by the Company under Section 5.4; or

(d) if the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.1 or Section 6.2 and has not been cured by the Company within forty-five (45) days after the Company’s receipt of written notice of such breach from Parent; provided Parent shall not have the right to terminate this Agreement pursuant to this Section 7.3(d) if Parent or Merger Sub is then in breach of any of their representations, warranties, covenants or agreements contained in this Agreement that would result in the conditions to Closing set forth in Section 6.1 or Section 6.3 not being satisfied.

Section 7.4 Termination by the Company. This Agreement may be terminated by the Company at any time before the Effective Time:

(a) pursuant to and in accordance with the terms and conditions of Section 5.4(e) in order to enter into a definitive Contract with respect to a Superior Proposal; provided, however, that before or concurrently with, and as a condition to, any termination of this Agreement by the Company pursuant to this Section 7.4(a), the Company shall have paid the Termination Fee to Parent pursuant to Section 7.4(b);

(b) if Parent or Merger Sub breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 6.1 or Section 6.3 and (ii) has not been cured by Parent or Merger Sub within forty-five (45) days after Parent’s receipt of written notice of such breach from the Company; provided the Company shall not have the right to terminate this Agreement pursuant to this Section 7.4(b) if the Company is then in breach of any of its representations, warranties, covenants or agreements contained in this Agreement that would result in the conditions to Closing set forth in Section 6.1 or Section 6.2 not to be satisfied; or

(c) if at the time required for Closing pursuant to Section 1.2 (i) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived (other than any condition the failure of which to be satisfied has been primarily caused by the breach of this Agreement by Parent or Merger Sub and conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied), (ii) the Company has delivered an irrevocable written notice to Parent stating that, if Parent performs its obligations hereunder and the Equity Financing contemplated by the Equity Commitment Letter and the Debt Financing contemplated by the Debt Commitment Letter is funded, the Company is prepared to consummate the Merger and (iii) Parent and Merger Sub have failed to fulfill their obligation and agreement herein to consummate the Closing within the time frame set forth in Section 1.2 and following at least three (3) Business Days written notice by the Company of its intent to terminate under this Section 7.4(c) if the Closing does not occur.

Section 7.5 Effect of Termination. If this Agreement is terminated pursuant to this Article VII, except as set forth in this Section 7.5, it shall become void and of no further force and effect, with no liability (except as provided in Section 7.6) on the part of any party to this Agreement (or any stockholder or Representative of such party), except that, subject to Section 7.6, if such termination results from Fraud by any party or material and intentional (a) failure of any party to perform its covenants, obligations or agreements contained in this Agreement or (b) breach by any party of its covenants, representations or warranties contained in this Agreement, then such party shall be fully liable (whether at law, in equity, in contract, tort or otherwise) for any Damages incurred or suffered by the other parties as a result of such failure or breach. The provisions of Section 5.3(b) (Access to Information; Confidentiality), Section 5.13 (Fees and Expenses), this Section 7.5 (Effect of Termination), Section 7.6 (Fees and Expenses Following Termination), Article VIII (Miscellaneous) and the Confidentiality Agreement shall survive any termination of this Agreement.

Section 7.6 Fees and Expenses Following Termination.

(a) Except as set forth in this Section 7.6, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid in accordance with the provisions of Section 5.13.

(b) The Company shall pay, or cause to be paid, to Parent by wire transfer of immediately available funds an amount equal to the Termination Fee:

(i) if this Agreement is terminated by the Company pursuant to Section 7.4(a), in which case payment shall be made before or concurrently with such termination;

(ii) if this Agreement is terminated by Parent pursuant to Section 7.3(a), Section 7.3(b), or Section 7.3(c), in which case payment shall be made within three (3) Business Days following such termination; or

(iii) if (A) this Agreement is terminated by either Parent or the Company pursuant to Section 7.2(b) or Section 7.3(d) and (B) during the period commencing as of immediately following entry into this Agreement and ending nine (9) months following such termination, the Company enters into a definitive Contract with respect to or consummates an Alternative Proposal (the “Qualifying Proposal”), then payment shall be made within three (3) Business Days following the date on which the Company consummates such Qualifying Proposal. For purposes of the foregoing clause (C) only, references in the definition of the term “Alternative Proposal” to the figure “fifteen percent (15%)” shall be deemed to be replaced by the figure “more than fifty percent (50%)”.

(iv) For purposes of this Agreement, the “Termination Fee” means an amount in cash equal to $26,000,000; provided that in the case of a termination of this Agreement to enter into a Superior Proposal with an Excluded Party prior to 11:59 p.m. (Chicago time) on December 13, 2016, the “Termination Fee” means an amount in cash equal to $16,000,000.

(c) Parent shall pay, or cause to be paid, to the Company by wire transfer of immediately available funds, an amount equal to the Parent Termination Fee, if this Agreement is terminated by the Company pursuant to Section 7.4(b) or Section 7.4(c) or if at the time of termination, the Company was entitled to terminate pursuant to Section 7.4(b) or Section 7.4(c), in which case payment shall be made within three (3) Business Days following such termination. For purposes of this Agreement, the “Parent Termination Fee” means an amount in cash equal to $50,000,000.

(d) Notwithstanding anything to the contrary in this Agreement, if Parent fails to effect the Closing by the date the Closing is required to have occurred pursuant thereto or otherwise breaches this Agreement or fails to perform its obligations hereunder, then (i) except for the right of the Company to seek an injunction or specific performance in accordance with Section 8.16, the sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another Person or otherwise) of the Company Related Parties against Parent, Merger Sub, the Sponsors, each of their respective Affiliates, the Financing Sources, or any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling Persons, stockholders, Parent Knowledge Persons, members, managers, directors, officers, employees, agents, affiliates, Representatives or permitted assignees or any former, current or future direct or indirect equity holder, general or limited partner, controlling Person, stockholder, member, manager, director, officer, employee, agent, affiliate, Representative or permitted assignee of any of the foregoing (collectively, the “Parent Related Parties”) for such failure or breach shall be the right of the Company to terminate this Agreement as provided (and solely to the extent provided) in Section 7.4(b) or Section 7.4(c) and receive payment of the Parent Termination Fee pursuant to and solely to the extent provided by Section 7.6(c), directly from Parent and/or without duplication from the Sponsors pursuant to the Limited Guaranty, and (ii) following termination of this Agreement in accordance with Section 7.4(b) or Section 7.4(c) and payment of the Parent Termination Fee, none of the Parent Related Parties will have any further liability or obligation to any of the Company Related Parties for any losses or damages suffered as a result of the failure of the Merger or the other transactions contemplated by this Agreement to be consummated, for any breach or failure to perform hereunder, or otherwise relating to or arising out of this Agreement or the transactions contemplated hereby (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another Person or otherwise).

(e) In the event that the Company terminates this Agreement in accordance with Section 7.4(b) or Section 7.4(c) and Parent or any Sponsor thereafter pays the Parent Termination Fee to the Company, then the Company agrees to cause any Legal Action pending against Parent or other Parent Related Party in connection with this Agreement or any of the transactions contemplated hereby (including any Legal Action related to the Debt Financing, the Equity Financing or the Limited Guaranty) by the Company or any of its Affiliates, and to use its reasonable best efforts to cause any such Legal Action by any other Company Related Party against, Parent or any other Parent Related Party, to be dismissed with prejudice promptly, and in any event within three (3) Business Days, after payment of the Parent Termination Fee. In no event shall the Company or any other

Company Related Party seek any monetary damages from, or otherwise bring any Legal Action against, Parent, any other Parent Related Party or the Financing Sources in connection with this Agreement or any of the transactions contemplated hereby (including any Legal Action related to the Debt Financing, the Equity Financing or the Limited Guaranty), other than a Legal Action to recover payment of the Parent Termination Fee to the extent the Parent Termination Fee is not paid when due pursuant to Section 7.6(c) or for an injunction or specific performance in accordance with Section 8.16. In no event shall the Company be entitled to seek the remedy of specific performance of this Agreement other than in accordance with Section 8.16.

(f) Parent and the Company acknowledge that the fees and the other provisions of this Section 7.6 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent and the Company would not enter into this Agreement. Notwithstanding anything to the contrary in this Agreement, if the Termination Fee is required to be paid to Parent as a result of a termination of this Agreement, then Parent’s right to receive payment of the Termination Fee pursuant to this Section 7.6 shall be the sole and exclusive remedy (whether at law, in equity, in contract, tort or otherwise) of Parent, Merger Sub and their respective Affiliates, if applicable, for (A) the Damages suffered as a result of the failure of the Merger to be consummated and (B) any other Damages suffered as a result of or in connection with this Agreement and the transactions contemplated by this Agreement, and upon payment of the Termination Fee in accordance with this Section 7.6, none of the Company or any of its Affiliates, or any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling Persons, stockholders, Company Knowledge Persons, members, managers, directors, officers, employees, agents, affiliates, Representatives or permitted assignees or any former, current or future direct or indirect equity holder, general or limited partner, controlling Person, stockholder, member, manager, director, officer, employee, agent, affiliate, Representative or permitted assignee of any of the foregoing (collectively, the “Company Related Parties”) shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement; provided, that the foregoing shall not impair the rights of Parent, if any, to obtain injunctive relief pursuant to Section 8.16 prior to any termination of this Agreement. For the avoidance of doubt, in no event shall the Company be required to pay the Termination Fee or Parent be required to pay the Parent Termination Fee on more than one occasion or, in circumstances in which the Termination Fee or the Parent Termination Fee, as applicable, is paid, have any aggregate liability under this Agreement in excess of the amount of the Termination Fee or Parent Termination Fee, as applicable. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or Merger Sub be permitted or entitled to receive both a grant of specific performance and the Termination Fee.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Certain Definitions. For purposes of this Agreement:

“Acceptable Confidentiality Agreement” shall mean a customary confidentiality agreement containing (a) terms no less favorable to the Company than the terms set forth in the Confidentiality Agreement, (b) standstill provisions (including prohibitions on the acquisition or disposition of securities of the Company or its Subsidiaries) no less favorable to the Company than those contained in the Confidentiality Agreement and (c) an irrevocable waiver by such third party of the right to use (other than in connection with an Acquisition Proposal) any non-public information of the Company, including in connection with such counterparty’s appraisal rights under Section 262 of the DGCL or any other dissenters or similar rights with respect to the Merger for any securities of the Company or its Subsidiaries owned beneficially or of record by such third party or any of its Affiliates or for which such third party or its Affiliates has the right to exercise such appraisal, dissenters or similar rights.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise. For the avoidance of doubt, (i) each Sponsor and Parent are Affiliates of each other, and (ii) if the Company or Parent were to have an Affiliate that was a private equity fund other than the Sponsors, neither any other private equity fund sponsored or managed by the management company of such private equity fund, nor the portfolio companies of such private equity fund or any such other private equity funds would be deemed to be Affiliates of the Company or Parent or Merger Sub, as applicable.

“Alternative Proposal” means any proposal, offer or indication of interest by a Third Person relating to (a) a merger, consolidation, share exchange or business combination involving the Company or any of its Subsidiaries that, if consummated in accordance with its terms, would result in such Third Person and its Affiliates, in the aggregate, beneficially owning, directly or indirectly, fifteen percent (15%) or more of the Company Assets, (b) a sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of fifteen percent (15%) or more of the Company Assets, (c) a purchase or sale of shares of capital stock or other securities, in a single transaction or series of related transactions, pursuant to which any Third Person and its Affiliates, in the aggregate, would hold, directly or indirectly, fifteen percent (15%) or more of the voting power of the capital stock of Company after giving effect to the consummation of such transaction, including by way of a tender offer or exchange offer, (d) a reorganization, recapitalization, liquidation or dissolution of the Company or (e) any other transaction having a similar effect to those described in clauses (a) through (d), in each case other than the transactions contemplated by this Agreement.

“Anti-Corruption Laws” means: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder; (b) the U.K. Bribery Act 2010; (c) any activity prohibited by any resolution of the U.N. Security Council under Chapter VII of the U.N. Charter or the Organization for Economic Cooperation and Development’s Good Practice Guidance on Internal Controls, Ethics and Compliance; (d) the principles described in the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed in Paris on December 17, 1997 and which entered into force on February 15, 1999, and the Convention’s Commentaries; and (e) all other applicable anti-corruption Laws.

“Business Day” means any day other than Saturday, Sunday or a day on which commercial banks in Chicago, Illinois are authorized or required by Law to close, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Chicago time.

“capital stock” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Communications Laws” means the Communications Act of 1934, 47 U.S.C. § 151 et seq., as well as the rules, regulations, and published decisions of the FCC and the comparable statutes of the fifty states and the District of Columbia, and United States territories, and any other Laws governing telecommunications, the use of radio frequencies and/or the provision of communications services, including the rules, regulations, and published decisions of the State PUCs.

“Company Assets” means any properties or assets of the Company or any of its Subsidiaries.

“Company Equity Plan” means the Company’s 2003 Stock Option and Stock Incentive Plan and the Company’s Amended and Restated 2007 Long Term Equity Incentive Plan.

“Company Material Adverse Effect” means any change, event, occurrence, state of facts or development (an “Effect”) that has a material adverse effect (a) on the ability of the Company to consummate the transactions contemplated by this Agreement (including the Merger) or (b) on the business, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries; provided, that the term “Company Material Adverse Effect” shall not include any such Effect, in each case, to the extent (and only to the extent) relating to or arising from (i) conditions (economic, political, social, regulatory or otherwise) generally affecting the industries in which the Company and its Subsidiaries operate, (ii) the United States, foreign or domestic regional economic, financial, political, social or geopolitical conditions or events in general, (iii) changes or conditions in the financial, debt, credit or capital markets, (iv) changes or proposed changes in Law, including Communications Laws, or standards or interpretations thereof and guidance affecting the industries in which the Company and its Subsidiaries operate or the introduction or enactment of legislation or the proposal or adoption of any rule or regulation affecting pricing or other aspects of the industries in which the Company and its Subsidiaries operate, (v) changes or proposed changes in GAAP or other accounting principles or requirements, or standards or interpretations thereof, (vi) changes in interest rates, (vii) taking any actions expressly required to be taken by this Agreement or failure to take any actions prohibited by this Agreement (but only if and to the extent Parent refused to grant consent to any such prohibited action following written request for such consent by the Company), (viii) any decline in the market price, or change in trading volume, of the Common Stock, any decrease of the ratings or ratings outlook for the Company by any rating agency and the consequences of any such ratings or outlook decrease, or the failure of the Company to meet any internal or external projections, forecasts, budgets, estimates or operational metrics (it being understood that the underlying causes of any such decline, change, decrease or failure may, if they are not otherwise excluded from the definition of Company Material Adverse Effect, be taken into account in determining whether a Company Material Adverse Effect has occurred), (ix) escalation or outbreak of hostilities, acts of terrorism, sabotage or military conflicts, (x) an epidemic, plague, pandemic or other outbreak or illness, flood, earthquake, tornado, hurricane, windstorm, volcano, tsunami or other natural disaster or act of God, (xi) the entry into, or any announcement or disclosure of, this Agreement or the transactions contemplated by this Agreement, including any effects related to the identity of Parent and its Affiliates and any loss of a material customer, supplier, contractor, employee or Material Contract as a result of the identity of Parent (provided, that the exception in this clause (xi) shall not be deemed to apply to references to “Company Material Adverse Effect” in the representations and warranties set forth in Section 3.3 and Section 3.5) or (xii) any actions taken by, or at the written request of, Parent or its Affiliates after the date of this Agreement and on or before the Closing Date that relate to, or affect, the business of the Company and its Subsidiaries, except, in the case of clauses (i) through (vi), (ix) and (x) to the extent (and only to the extent) that the Company and its Subsidiaries, taken as a whole, are materially disproportionately affected thereby (relative to other similarly situated participants in the industries in which the Company and its Subsidiaries operate but only with respect of such participation (i.e., disregarding any other operations of such participants)).

“Company SEC Reports” means all forms, reports, schedules, statements and other documents required to be filed or furnished with the SEC by the Company from and after January 1, 2014, including all exhibits thereto and information incorporated by reference therein.

“Compliant” means, with respect to the audited financials required to be provided as part of the Financing Information, that (i) the Company’s auditors have not formally withdrawn any audit opinion with respect to any financial statements contained in the Financing Information and (ii) the Company or any of their Subsidiaries (or the board of directors or general partners thereof, as applicable) shall not have announced (x) any intention to restate any historical financial statements included in the Financing Information or (y) that any such restatement is under consideration or may be a reasonable possibility.

“Contract” means any written or oral contract, agreement, indenture, note, bond, loan, lease, sublease, mortgage, license, sublicense, obligation or other binding arrangement of any kind.

“Customary KYC Information” means customary documentation and other information regarding the Company and the its Subsidiaries required under applicable “know your customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, that in each case has been requested in writing by Parent at least ten (10) Business Days prior to the Closing Date.

“Damages” means any costs or expenses (including legal fees and disbursements), judgments, fines, losses, claims, damages or Liabilities.

“Environmental Laws” means all Laws relating to pollution, contamination, the release of or exposure to Hazardous Substances or protection of the environment.

“ERISA Affiliate” means a corporation which is or was at the relevant time a member of a controlled group of corporations with the Company or any of its Subsidiaries within the meaning of Code Section 414(b), a trade or business which is or was at the relevant time under common control with the Company or any of its Subsidiaries within the meaning of Code Section 414(c) or a member of an affiliated service group with the Company or any of its Subsidiaries within the meaning of Code Sections 414(m) or (o).

“FCC” means the Federal Communications Commission or any successor Governmental Authority thereto exercising similar functions.

“FCC Consent” means any consent, notice or Permits issued by or filed with the FCC required for the consummation of the Merger or the other transactions contemplated by this Agreement.

“Financing Information” means (a) audited annual financial statements of the Company and its consolidated Subsidiaries as of the end of each fiscal year ended after December 31, 2015 ended at least 90 days prior to the Closing Date (it being acknowledged that Parent has received all audited annual financial statements included in the Company SEC Reports filed prior to the date of this Agreement) and (b) unaudited quarterly financial statements of the Company as of the end of each fiscal quarter (other than the fourth fiscal quarter of any fiscal year) ended after December 31, 2015 and ended at least 45 days prior to the Closing Date (it being acknowledged that Parent has received all unaudited quarterly financial statements included in the Company SEC Reports filed prior to the date of this Agreement); provided, notwithstanding anything in this definition to the contrary, the Company shall not be required to deliver any financial information with respect to a fiscal period that has not yet ended or for which the applicable quarterly or annual report has not been required to have been filed with the SEC.

“Financing Sources” means the Persons that have committed to provide or arrange, or otherwise entered into agreements in connection with, all or any part of the Debt Financing or other financings (other than the Equity Financing) in connection with the transactions contemplated by this Agreement (including, for the avoidance of doubt, any alternative financing in connection with the transactions contemplated hereby), including the parties to the Debt Commitment Letter and any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto, together with their respective Affiliates, and their respective Affiliates’ officers, directors, employees, agents and Representatives and their respective successors and assigns in their capacities as such.

“Fraud” means actual and intentional fraud by a party hereto with respect to the making of any representation or warranty in Article III or Article IV (as applicable); provided, that such actual and intentional only be deemed to exist if any of the Knowledge Persons of a party hereto had actual knowledge (as opposed to imputed or constructive knowledge) that the representations and warranties made by such party pursuant to Article III in the case of the Company (as qualified by the Company Disclosure Letter or the Company SEC Reports) or Article IV in the case of Parent and Merger Sub (as qualified by the Parent Disclosure Letter), were actually breached when made, with the express intention that the other party rely thereon to its detriment.

“Government Official” means any officer or employee of a Governmental Authority, including state-owned entities, or of a public organization or any Person acting in an official capacity for or on behalf of any Governmental Authority or public organization.

“Governmental Authority” means (a) any federal, state, regional, provincial, local, foreign, international, transnational or supranational government or governmental authority, regulatory or administrative agency, governmental commission (including the FCC and any State PUC), department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private), (b) any self-regulatory organization and (c) any political subdivision of any of the foregoing.

“Hazardous Substances” means all toxic substances, hazardous substances, dangerous materials, pollutants or contaminants defined or regulated by or under any Environmental Laws.

“HSR Affiliate” means (i) with respect to the Company, any Affiliate of the Company, and (ii) with respect to Parent, (A) any “Affiliate” (as defined in 16 CFR 801.1(d)) of Parent and (B) each Sponsor or any “Affiliate” (as defined in 16 CFR 801.1(d)) of the Sponsors.

“Indebtedness” means, with respect to any Person, (a) all obligations of such Person for borrowed money; (b) any other obligations owed by such Person under any credit agreement or facility, or evidenced by any note, bond, debenture or other debt security or instrument made or issued by such Person; (c) with respect to capitalized leases; (d) with respect to letters of credit facilities, letters of guaranty or similar facilities to the extent drawn; (e) with respect to the payment of the deferred purchase price of property or services, except trade accounts payable and other current liabilities; (f) obligations with respect to foreign exchange contracts, interest rate and currency swap arrangements or any other arrangements designed to provide protection against fluctuations in interest or currency rates; (g) obligations with respect to hedging agreements or derivative instruments, including with respect to any open trade or credit exposure thereunder; and (h) all obligations of another Person referred to in clauses (a) through (g) above guaranteed directly or indirectly in any manner by such Person.

“Intellectual Property” means any and all (a) inventions, patents and patent applications; (b) trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and other source identifiers (including all registrations and applications for registration), and all goodwill associated with any of the foregoing; (c) copyrights (including all registrations and applications for registration) and original works of authorship; (d) trade secrets, including confidential and proprietary information and know-how and (e) other intellectual property rights in any and all jurisdictions throughout the world.

“Intervening Event” means any material event, change, effect, development or occurrence occurring or arising after the date of this Agreement that (a) was not known to the Company Board as of or prior to the date of this Agreement (or, if known, the consequences of which were not known to the Company Board or reasonably foreseeable as of the date of this Agreement) and (b) does not relate to or involve an Alternative Proposal.

“Knowledge” means, when used with respect to Parent or the Company, the actual knowledge of the Persons set forth in Section 8.1 under the heading “Knowledge Persons” of the Parent Disclosure Letter or Company Disclosure Letter, respectively.

“Law” means any law, statute, ordinance, code, regulation, rule, the common law or other requirement of any Governmental Authority, and any Orders.

“Liens” means any mortgages, liens, pledges, security interests, claims, options, rights of first offer or refusal, charges, restrictions, easements, defects in title, deeds of trust, hypothecations or other encumbrances in respect of any property or asset.

“Marketing Efforts” means (a) reasonable assistance in the preparation of the Marketing Material and rating agency presentations and (b) the participation by appropriate members of the Company’s senior management, as appropriate, in a reasonable number of due diligence sessions, road shows and meetings with prospective lenders and debt investors and rating agencies, upon reasonable advance notice and at dates, times and locations to be mutually agreed, in each case, subject to the limitations in Section 5.21, including the execution and delivery of customary authorization letters in connection with such marketing efforts.

“Marketing Material” means customary bank books, information memoranda and other information packages regarding the business, operations, financial condition, projections and prospects of the Company, including all information relating to the transactions contemplated hereunder or required by Exhibit D of the Debt Commitment Letter.

“Marketing Period” means the first period of 15 consecutive Business Days after the date on which the Company shall have delivered to Parent the Financing Information and either one of (A) the condition set forth in Section 6.1(a) is satisfied or (B) the conditions set forth in Section 6.1(b) and Section 6.1(d) are satisfied, and throughout and at the end of which (a) Parent has received the Financing Information and such Financing Information remains Compliant and (b) the earlier of (i) the conditions set forth in Section 6.1(b) and Section 6.1(d) shall be satisfied and (ii) the condition set forth in Section 6.1(a) shall be satisfied; provided, that (i) November 25, 2016 shall not be a Business Day for purposes of the Marketing Period, (ii) the Marketing Period will either end on or prior to December 16, 2016, or if such period has not ended on or prior to December 16, 2016, then the Marketing Period will commence no earlier than January 3, 2017 and (iii) once the Marketing Period has commenced, the subsequent receipt by or delivery to the Financing Sources of additional quarterly or annual financial statements or pro forma financial statements required to be delivered due to the passage of time shall not restart or otherwise extend the Marketing Period. If the Company shall in good faith reasonably believe it has delivered Financing Information that is Compliant, it may give to Parent a written notice to that effect, in which case the Company shall be deemed to have delivered Financing Information that is Compliant as of such date, unless (x) Parent in good faith reasonably believes the Company has not delivered Financing Information that is Compliant and, (y) within three (3) Business Days after the giving of such notice by the Company, gives a written notice to the Company to that effect (stating with specificity which Financing Information the Company has not delivered or is not Compliant).

“Merger Consideration” means $23.00 per share of Common Stock.

“NASDAQ” means the NASDAQ Stock Market.

“Non-Recourse Company Party” means each equityholder, controlling person, Affiliate, member, manager, general or limited partner, stockholder, incorporator, director, officer, employee, Knowledge Persons of the Company, agent, attorney, advisor or other Representative of any of the Company or any of its Subsidiaries (including any individual negotiating or executing this Agreement on behalf of such a party).

“Non-Recourse Parent Party” means each equityholder, controlling person, Affiliate, member, manager, general or limited partner, stockholder, incorporator, director, officer, employee, Knowledge Persons of Parent, agent, attorney, advisor or other Representative, successor, or assignee of any of Parent, Merger Sub or the Sponsors (including any Person negotiating or executing this Agreement on behalf of such a party).

“Open Source Software” means any software that is distributed as free software, open source software (e.g., GNU General Public License, Apache Software License, MIT License), or pursuant to similar licensing and distribution models.

“Orders” means any orders, decisions, judgments, writs, injunctions, decrees, awards, rulings, assessments, stipulations or other determinations of any Governmental Authority.

“Parent Material Adverse Effect” means a material adverse effect on the ability of Parent or Merger Sub to consummate the Merger or the other transactions contemplated by this Agreement.

“Permits” means permits, licenses, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions, privileges, immunities, orders and other similar rights issued or granted by a Governmental Authority.

“Permitted Liens” means (a) statutory Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and for which reserves have been established in accordance with GAAP, (b) mechanics’ Liens and similar Liens for labor, materials or supplies provided with respect to the Leased Real Property incurred in the ordinary course of business for amounts which are not yet due and payable or which are being contested by appropriate proceedings, (c) zoning, building and other land use Laws applicable to real property which are not violated by the current use, occupancy or operation of such real property and do not materially detract from the value of or materially impair the existing use of such real property, (d) covenants, conditions, restrictions, easements and other non-monetary Liens affecting title to any real property which would do not materially impair the value, current use, occupancy or operation of such real property, (e) Liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar Laws which arise in the ordinary course of business that are not material in amount, (f) Liens on goods in transit incurred pursuant to documentary letters of credit, (g) such other Liens that are not material in amount and do not materially detract from the value of or materially impair the existing use of the property affected by such Lien, (h) non-exclusive licenses of Intellectual Property granted in the ordinary course of business consistent with past practice and (i) Liens described in Section 8.1 under the heading “Permitted Liens” of the Company Disclosure Letter.

“Person” means any natural person, corporation, company, partnership, association, limited liability company, limited partnership, limited liability partnership, trust or other legal entity or organization, including a Governmental Authority.

“Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, accountants, legal counsel, investment bankers or other financial advisors, agents and other advisors and representatives of such Person.

“Required Payments” means the aggregate Merger Consideration, Total Option Cash Payments, Total PSU Payments, Total Restricted Stock Award Payments, any fees and expenses of or payable by Parent, Merger Sub, the Surviving Corporation or their respective Affiliates related to this Agreement and the transactions contemplated hereby, and any related repayment or refinancing of any Indebtedness of the Company, any of its Subsidiaries, the Surviving Corporation, Parent or Merger Sub or their respective Affiliates, and any other amounts required to be paid in connection with the consummation of the Merger or the other transactions contemplated by this Agreement.

“Requisite Company Vote” means the adoption of this Agreement by the affirmative vote of holders of a majority of the outstanding shares of Common Stock as of the record date for the Company Stockholders Meeting.

“Solvent” means, when used with respect to any Person, that, on a consolidated basis as of any date of determination, (a) the amount of the present fair saleable value of the assets of such Person will, as of such date, exceed the amount of all liabilities of such Person, as of such date, as such amounts are determined in accordance with applicable Law governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liabilities of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim” and (ii) “claim” means any (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (B) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. The amount of liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

“State PUC” means any U.S. state or territory public utility commission, public service commission, board or similar state Governmental Authority with jurisdiction over intrastate telecommunications services and/or facilities.

“State PUC Consents” means those required approvals and notices listed on Section 3.3(f) of the Company Disclosure Letter for the consummation of the Merger and the other transactions contemplated by this Agreement.

“Subsidiary” means, when used with respect to any Person, any other Person that such Person directly or indirectly owns or has the power to vote or control more than 50% of the voting stock or other interests the holders of which are generally entitled to vote for the election of the board of directors or other applicable governing body of such other Person, or if no such governing body exists, a majority of the outstanding voting securities of such Person.

“Superior Proposal” means a bona fide, written Alternative Proposal by any Third Person which the Company Board determines in good faith, in consultation with its outside legal counsel and financial advisors and considering such factors as the Company Board reasonably determines to be appropriate (including the identity of the Third Person making such Alternative Proposal, the conditionality (including with respect to financing) of such Alternative Proposal, the legal, tax, regulatory and other terms and conditions of such Alternative Proposal, the timing of such Alternative Proposal and the likelihood of the consummation of such Alternative Proposal), is on terms and conditions more favorable, from a financial point of view, to the stockholders of the Company than those contemplated by this Agreement (including after giving effect to any adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guaranty, if such adjustments are proposed by Parent in accordance with Section 5.4(e)).

“Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements required to be supplied to a Governmental Authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

“Taxes” means any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar charges of a Governmental Authority (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) including (a) taxes imposed on, or measured by, income, franchise, profits or gross receipts and (b) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch, payroll, estimated withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties.

“Third Person” means any Person or “group” (within the meaning of Section 13(d) of the Exchange Act), other than (a) the Company or any of its controlled Affiliates or (b) Parent or any of its Affiliates or any “group” including Parent or any of its Affiliates.

“Total Shareholder Return” means, with respect to any grant of Company PSUs, TSR as defined in the applicable grant agreement.

Section 8.2 Interpretation. Unless the express context otherwise requires:

(a) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c) the terms “dollars” and “$” mean U.S. dollars;

(d) references herein to a specific Section, Subsection, Recital, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, Recitals, Schedules or Exhibits of this Agreement;

(e) wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f) references herein to any gender shall include each other gender;

(g) references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and permitted assigns; provided, however, that nothing contained in this Section 8.2 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i) with respect to the determination of any period of time, (i) the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and (ii) time is of the essence;

(j) the word “or” shall be disjunctive but not exclusive;

(k) references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(l) references herein to any Contract mean such Contract as amended, supplemented or modified (including by any waiver thereto) in accordance with the terms thereof;

(m) the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement;

(n) if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;

(o) any action that can be taken by the Company Board under this Agreement (other than actions under Section 5.4 and Section 5.6) can be taken by a duly authorized committee of the Company Board; and

(p) references herein to a “party” or “parties” are intended to refer to a party to this Agreement or the parties to this Agreement.

Section 8.3 No Survival. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement shall survive the Effective Time. This Section 8.3 shall not limit any covenant or agreement of the parties to this Agreement which, by its terms, contemplates performance after the Effective Time.

Section 8.4 Governing Law.

(a) This Agreement shall be governed by, and construed in accordance with, the Law of the State of Delaware, without regard to conflict of laws principles thereof.

(b) Notwithstanding anything to the contrary contained in this Agreement, each of the parties to this Agreement: (i) agrees that it will not bring or support any Person in any action, suit, proceeding, hearing or arbitration before any Governmental Authority of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to any applicable debt commitment letter or credit agreement to which Parent or any of its Affiliates is a party or the performance thereof or the financings contemplated thereby, in any forum other than the federal and New York state courts located in the Borough of Manhattan within the City of New York; (ii) agrees that, except as specifically set forth in the Debt Commitment Letters, all claims or causes of action

(whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources in any way relating to this Agreement, the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction; and (iii) hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any such action (whether in law or in equity, whether in contract or in tor or otherwise) directly or indirectly arising out of or relating in any way to the Debt Commitment Letter, the performance thereof or the financings contemplated thereby.

Section 8.5 Submission to Jurisdiction; Service. Each party to this Agreement (a) irrevocably and unconditionally submits to the personal jurisdiction of the federal courts of the United States of America located in the State of Delaware and the Court of Chancery of the State of Delaware (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) for any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof (whether based in contract, tort or otherwise), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought, tried and determined only in the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (d) waives, to the extent permissible under Law, any claim of improper venue or any claim that those courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereunder in any court other than the aforesaid courts. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section  8.7 or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

Section 8.6 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

Section 8.7 Notices. All notices and other communications hereunder shall be in writing and shall be addressed as follows (or at such other address for a party as shall be specified by like notice):

If to Parent or Merger Sub, to:

Onvoy, LLC

10300 6th Avenue North

Plymouth, MN 55441

Attention: Fritz Hendricks

E-Mail Address: fritz.hendricks@onvoy.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, IL 60611

Attention:             Bradley C. Faris

         Max N. Schleusener

E-Mail Address:  bradley.faris@lw.com

         max.schleusener@lw.com

If to the Company, to:

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

Attention:             Richard L. Monto

E-Mail Address:  rmonto@inteliquent.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention:             Gerald T. Nowak, P.C.

         Theodore A. Peto, P.C.

         Ian N. Bushner

E-Mail Address:  gerald.nowak@kirkland.com

         theodore.peto@kirkland.com

         ian.bushner@kirkland.com

All such notices or communications shall be deemed to have been delivered and received: (a) if delivered in person, on the day of such delivery, (b) if by electronic mail, on the day on which such electronic mail was sent; provided, that confirmation of receipt is obtained, (c) if by certified or registered mail (return receipt requested), on the third (3rd) Business Day after the mailing thereof or (d) if by reputable overnight delivery service, on the second (2nd) Business Day after the sending thereof.

Section 8.8 Amendment. This Agreement may be amended by the parties to this Agreement at any time before the Effective Time, whether before or after obtaining the Requisite Company Vote, so long as (a) no amendment that requires further stockholder approval under applicable Law after stockholder approval hereof shall be made without such required further approval and (b) such amendment has been duly approved by the board of directors of each of Merger Sub, Parent and the Company. This Agreement may not be amended except by an instrument in writing signed by each of the parties to this Agreement. Notwithstanding the foregoing, no amendments, modifications or waivers with respect to the provisions of which any of the Financing Sources is expressly made a third-party beneficiary shall be permitted in a manner adverse in any material respect to any of the Financing Sources without the prior written consent of the Financing Sources; provided, that Section 7.6, Section 8.4(b), this Section 8.8, Section 8.11, Section 8.14 and Section 8.21, and in each case to the extent the proposed amendment to any such Section is materially adverse to the Financing Sources, may not be amended without the consent of the Financing Sources.

Section 8.9 Extension; Waiver. At any time before the Effective Time, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered under this Agreement or (c) subject to applicable Law, waive compliance with any of the covenants or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver shall be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 8.10 Entire Agreement. This Agreement (and the Exhibits hereto), the Company Disclosure Letter, the Parent Disclosure Letter, the Equity Commitment Letter, the Limited Guaranty Letter, and the Confidentiality Agreement constitute the entire agreement among the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. Without limiting the generality of Section 4.13, no representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement or such other documents has been made or relied upon by any of the parties to this Agreement.

Section 8.11 No Third-Party Beneficiaries. Except (a) as provided in Section 5.8 (Directors’ and Officers’ Indemnification and Insurance), (b) for the provisions of Section 2.1, Section 2.2 and Section 2.3 (which, from and after the Effective Time, shall be for the benefit of holders of Common Stock, Company Options, Company Restricted Stock Awards and Company PSUs as of the Effective Time) and (c) the rights of the Non-Recourse Parent Parties and Non-Recourse Company Parties under Section 8.19, which right is hereby expressly acknowledged and agreed by Parent and Merger Sub, Parent and the Company hereby agree that this Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing, the provisions of Section 5.3, Section 7.6(e), Section 8.4(b), Section 8.8, Section 8.9, Section 8.11, Section 8.14 and Section 8.21 shall be enforceable by the Financing Sources, and such Financing Sources shall be entitled to enforce such provisions and to avail themselves of the benefits of any remedy for any breach of such provisions, all to the same extent as if such Financing Sources were signatories to this Agreement.

Section 8.12 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is determined by a court of competent jurisdiction or other Governmental Authority to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in a reasonably acceptable manner so that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

Section 8.13 Rules of Construction. The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 8.14 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and permitted assigns. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights or liabilities under this Agreement without the prior written consent of each of the other parties to this Agreement, which any such party may withhold in its absolute discretion; provided that no such assignment shall release the applicable assignor from any liability or obligation under this Agreement in the event its obligations are not performed. Any purported assignment in violation of the foregoing shall be null and void. Notwithstanding the foregoing, without the Company’s consent Parent and Merger Sub may assign its rights hereunder for collateral security purposes to its Financing Sources or any collateral agent or trustee therefor; provided that, no such assignment shall release the applicable assignor from any liability or obligation under this Agreement in the event its obligations are not performed.

Section 8.15 Remedies. Subject, in each case, to the terms of this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. Subject, in each case, to the terms of this Agreement, the exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

Section 8.16 Specific Performance.

(a) The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, prior to the termination of this Agreement in accordance with Article VII, subject to clause (b) of this Section 8.16, the parties to this Agreement (i) shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or other court of the United States as specified in Section 8.5, this being in addition to any other remedy at law or in equity, (ii) hereby waive any requirement for the posting of any bond or similar collateral in connection with the obtaining of any injunctive relief or specific performance and (iii) will waive, in any action for specific performance, the defense of adequacy of a remedy at Law. This right to injunctive relief and specific performance is in addition to any other remedy to which the parties to this Agreement are entitled at law or in equity.

(b) Notwithstanding the foregoing, it is explicitly agreed that the right of the Company to seek an injunction, specific performance or other equitable remedy in connection with enforcing Parent’s and Merger Sub’s obligation to cause the Equity Financing to be funded under the Equity Commitment Letter, or consummate the Merger (but not the right of the Company to injunctions, specific performance or other equitable remedies for obligations other than with respect to the Equity Financing or the consummation of the Merger) shall be subject to the requirements that (i) all conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived (other than conditions that, by their nature, are to be satisfied at Closing and which were, at the time of termination, capable of being satisfied), (ii) the Debt Financing has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at or before the Closing if the Equity Financing is funded at or before the Closing and (iii) the Company has irrevocably confirmed to Parent in writing that if specific performance is granted and the Debt Financing and the Equity Financing are funded, then it is prepared to consummate the Merger.

Section 8.17 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining the party’s intent or the effectiveness of such signature. At the request of any party hereto, each other party hereto shall re-execute the original form of this Agreement and deliver such form to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 8.18 Company Disclosure Letter. The inclusion of information in the Company Disclosure Letter will not be construed as or constitute an admission or agreement that a violation, right of termination, default, liability or other obligation of any kind exists with respect to any item, nor will it be construed as or constitute an admission or agreement that such information is material to the Company. In addition, matters reflected in the Company Disclosure Letter are not necessarily limited to matters required by this Agreement to be reflected in the Company Disclosure Letter (including the listing of items on any Company Disclosure Letter although such items may not necessarily be required to be included in such Company Disclosure Letter because of the dollar thresholds set forth in this Agreement). Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. Neither the specifications of any dollar amount in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Company Disclosure Letter is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no Person will use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Company Disclosure Letter is or is not material for purposes of this Agreement. Further, neither the specification of any item or matter in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Company Disclosure Letter is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business consistent with past practice, and no Person will use the fact of setting forth or the inclusion of any such items or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Company Disclosure Letter is or is not in the ordinary course of business consistent with past practice for purposes of this Agreement.

Section 8.19 Non-Recourse. This Agreement may only be enforced against the named parties. All Legal Actions and Damages (whether in contract, tort, equity, law or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or otherwise) that may be based upon, arise under, out or by reason of, be connected with, or relate in any manner to (a) this Agreement or any of the other agreements or documents contemplated hereby, (b) the negotiation, execution or performance of this Agreement or any of the documents contemplated hereby (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the other agreements or documents contemplated hereby), (c) any breach or violation of this Agreement (including the failure of any representation and warranty to be true or accurate) or any of the other agreements or documents contemplated hereby and (d) any failure of the transactions contemplated by this Agreement (including the Merger) or the other agreements or documents contemplated hereby to be consummated, in the case of clauses (a) through (d), may be made only against (and are those solely of) the Persons that are expressly named as parties to this Agreement, the Debt Commitment Letter, the Fee Letter, the Equity Commitment Letter, the Limited Guaranty and the Confidentiality Agreement, and then only to the extent of the specific obligations of such Persons set forth in such document, as applicable. In furtherance and not in limitation of the foregoing, and notwithstanding any other provision of this Agreement to the contrary, each party hereto covenants, agrees and acknowledges that (except to the extent named as a party to this Agreement, the Debt Commitment Letter, the Fee Letter, the Equity Commitment Letter, the Limited Guaranty or the Confidentiality Agreement, and then only to the extent of the specific obligations of such parties set forth in such document, as applicable) no recourse under this Agreement, any related document or any documents or instruments delivered in connection with this Agreement or any related document shall be had against any Non-Recourse Company Party or Non-Recourse Parent Party, whether in contract, tort, equity, law or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or otherwise.

Section 8.20 Disclaimer. The representations and warranties in this Agreement are the product of negotiations among the parties and are for the sole contractual benefit of such parties. Such representations and warranties are made as of specific dates, only for purposes of the Agreement and for the benefit of the parties hereto. Such representations and warranties are subject to important exceptions and limitations agreed upon by the parties, including being qualified by confidential disclosures, made for the purposes of allocating contractual risk between the parties rather than establishing these matters as facts, and were made subject to a contractual standard of materiality that may differ from the standard generally applicable under federal securities laws or under other contracts. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.9 without notice or liability to any other Person. Any information concerning the subject matter of such representations and warranties may have changed, and may continue to change, since the date of the Agreement, and such subsequent information may or may not be fully reflected in the Company’s public reports. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of contractual risks associated with particular matters regardless of the Knowledge of any of such parties. Any filing of this Agreement with the SEC or otherwise is only to provide investors with information regarding its terms and conditions and not to provide any other factual information regarding the Company or its business. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement or any description thereof as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. The information in this Agreement should be considered together with the Company’s public reports filed with the SEC.

Section 8.21 Waiver of Liability. Notwithstanding anything herein to the contrary, none of the Financing Sources will have any liability to Company or any of the Company Related Parties (defined below) relating to or arising out of this Agreement, the Debt Financing or otherwise, whether at law or equity, in contract, in tort or otherwise, and none of the Company or any of Company Related Parties will have any rights or claims against any of the Financing Sources hereunder or thereunder and the Company and each Company Related Party hereby waives any rights or claims against any Financing Sources relating to or arising out of this Agreement, the Debt Financing or any related agreements or the transactions contemplated hereby or thereby, whether at law or equity, in contract, tort or otherwise.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

ONVOY, LLC

By:	/s/ Scott Sawyer
Name:	Scott Sawyer
Title:	General Counsel and Secretary

ONVOY IGLOO MERGER SUB, INC.

By:	/s/ Scott Sawyer
Name:	Scott Sawyer
Title:	General Counsel and Secretary

[Signature Page to Agreement and Plan of Merger]

INTELIQUENT, INC.

By:	/s/ Matthew Carter, Jr.
Name:	Matthew Carter, Jr.
Title:	President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex B

767 Fifth Avenue New York, NY 10153 T 212.287.3200 F 212.287.3201 pwpartners.com

November 2, 2016

The Board of Directors

Inteliquent, Inc.

550 West Adams Street, Suite 900

Chicago, IL 60661

Members of the Board of Directors:

We understand that Inteliquent, Inc. (the “Company”) is considering a transaction whereby Onvoy, LLC, a Minnesota limited liability company (the “Parent”), will acquire the Company pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among Parent, Onvoy Igloo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company (the “Transaction”). Pursuant to the Merger Agreement, (a) Merger Sub will merge with and into the Company with the Company surviving as a wholly owned subsidiary of the Parent (the “Merger”), and (b) as a result of the Merger, each share of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), issued and outstanding immediately prior to the effective time of the Merger, other than Excluded Shares, Dissenting Shares and Company Restricted Stock Awards (each as defined in the Merger Agreement), will be converted into the right to receive $23.00 in cash (the “Per Share Consideration”). The terms and the conditions of the Transaction are more fully set forth in the Merger Agreement.

You have requested our opinion as to the fairness from a financial point of view to the holders of Company Common Stock (other than Excluded Shares, Dissenting Shares and Company Restricted Stock Awards) of the Per Share Consideration provided for in the proposed Merger.

For purposes of the opinion set forth herein, we have, among other things:

1.	reviewed certain publicly available financial statements and other business and financial information with respect to the Company, including equity research analyst reports;

2.	reviewed certain non-public financial statements, analyses, forecasts (the “Company Forecasts”), and other financial and operating data relating to the business of the Company, in each case, prepared and furnished to us by management of the Company;

3.	discussed the past and current operations, financial condition and prospects of the Company with management of the Company;

4.	compared the financial performance of the Company with that of certain publicly-traded companies which we believe to be generally relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies;

5.	compared the financial terms of the Transaction with the publicly available financial terms of certain transactions which we believe to be generally relevant;

6.	reviewed historical premiums paid for securities of certain publicly-traded companies in certain transactions which we believe to be generally relevant;

7.	reviewed the last draft provided to us dated November 2 of the Merger Agreement; and

8.	conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the information publicly available, and all of the financial and other information supplied or made available to, discussed with, or otherwise reviewed by us, and we assume no liability therefore. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have further relied upon the assurances of the management of the Company that, to the best of their knowledge, the information furnished by them for purposes of our analysis is true and correct in all material respects and does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements contained therein not misleading. With respect to the Company Forecasts, we have been advised by the management of the Company and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby and we express no view as to such Company Forecasts or the assumptions on which they are based. In arriving at our opinion, we have not made any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, nor have we assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of the Company. In addition, we have not evaluated the solvency of any party to the Merger Agreement, including under any state or federal laws relating to bankruptcy, insolvency or similar matters. We have assumed that, in all respects material to our analysis, the representations and warranties of each party contained in the Merger Agreement are true and correct, the final Merger Agreement will not differ in any material respect relevant to our opinion from the form of Merger Agreement reviewed by us and the Transaction will be consummated in accordance with the terms set forth in the Merger Agreement, without material modification or waiver. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the contemplated benefits expected to be derived in the proposed Transaction in any way meaningful for our analysis. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

This opinion addresses only the fairness from a financial point of view, as of the date hereof, of the Per Share Consideration to be received by the holders of the Company Common Stock (other than Excluded Shares, Dissenting Shares and Company Restricted Stock Awards) pursuant to the Merger Agreement. We have not been asked to, nor do we, offer any opinion as to any other term of the Merger Agreement, any other document contemplated by or entered into in connection with the Merger Agreement, the form or structure of the Transaction or the likely timeframe in which the Transaction will be consummated. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, whether relative to the Per Share Consideration to be received by the holders of the Company Common Stock pursuant to the Merger Agreement or otherwise. We do not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Merger Agreement or any other related document, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand the Company has received such advice as it deems necessary from qualified professionals. Our opinion does not address the underlying business decision of the Company to enter into the Transaction or the relative merits of the Transaction as compared with any other strategic alternative which may be available to the Company. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any third party with respect to the acquisition of any or all of the Company Common Stock or any business combination or other extraordinary transaction involving the Company.

We have acted as financial advisor to the Company and the Board of Directors of the Company in connection with the Transaction and will receive a fee for our services, portions of which are payable upon the rendering of this opinion and execution of the Merger Agreement, respectively, and a significant portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse us for certain expenses that may arise, and indemnify us for certain liabilities and other items that may arise, out of our engagement. During the two year period prior to the date hereof, Perella Weinberg Partners LP provided financial advisory services to a portfolio company of GTCR, LLC, an affiliate of Parent, for which compensation was received by Perella Weinberg Partners LP. During such time, neither Perella Weinberg Partners LP nor its affiliates have had any other relationships with the Company, Parent or GTCR, LLC or the funds it manages for which compensation was received or is intended to be received by Perella Weinberg Partners LP or its affiliates. Perella Weinberg Partners LP and its affiliates may in the future provide investment banking and other financial services to the Company, Parent, GTCR, LLC or the funds it manages and their respective affiliates and in the future may receive compensation for the rendering of such services. In the ordinary course of our business activities, Perella Weinberg Partners LP or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers or clients, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of the Company, Parent, GTCR, LLC or the funds it manages or any of their respective affiliates. The issuance of this opinion was approved by a fairness opinion committee of Perella Weinberg Partners LP.

This opinion is for the information and assistance of the Board of Directors of the Company (in its capacity as such) in connection with, and for the purposes of its evaluation of, the Transaction. This opinion is not intended to be and does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Transaction, including as to whether any holder of Company Common Stock should vote, make any election or otherwise act with respect to the proposed Transaction or any other matter, and does not in any manner address the prices at which shares of the Company Common Stock will trade at any time. In addition, we express no opinion as to the fairness of the Transaction to, or any consideration received in connection with the Transaction by the holders of any other class of securities, creditors or other constituencies of the Company. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof and as can be evaluated on the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever in any manner without our prior written approval except as is otherwise explicitly permitted in the engagement letter, dated as of September 12, 2016, by and between Perella Weinberg Partners LP and the Company.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, as of the date hereof, the Per Share Consideration to be received by the holders of Company Common Stock (other than Excluded Shares, Dissenting Shares and Company Restricted Stock Awards) in the Merger is fair from a financial point of view to such holders.

Very truly yours,

/s/ PERELLA WEINBERG PARTNERS LP

PERELLA WEINBERG PARTNERS LP

ANNEX C

Section 262 of the General Corporation Law of the State of Delaware

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and

(2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION INTELIQUENT, INC. 550 W. ADAMS, SUITE 900 CHICAGO, IL 60661

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.		For	Against	Abstain
1	To consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of November 2, 2016, by and among Onvoy, LLC, Onvoy Igloo Merger Sub, Inc. and Inteliquent, Inc.	☐	☐	☐	3

To approve one or more adjournments of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.

							For ☐	Against ☐	Abstain ☐
2

To approve, on an advisory and non-binding basis, specified compensation that may become payable to the named executive officers of Inteliquent, Inc. in connection with the transactions contemplated by the merger agreement.

		☐	☐	☐	NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

		Yes	No			Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

	Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES
CUSIP #
			JOB #					SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

INTELIQUENT, INC. Special Meeting of Stockholders [ ], 2017 [ ] This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Inteliquent, Inc., a Delaware corporation (“Inteliquent”), hereby appoints Matthew Carter, Jr. and Richard L. Monto, and each of them acting singly, as proxies of the undersigned, with full power of substitution and re-substitution in each of them to vote all shares of common stock of Inteliquent that the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of Inteliquent, to be held in [    ] on [    ] beginning at [    ] local time, and any adjournment(s) or postponement(s) thereof, upon the proposals set forth in the Notice of Special Meeting dated [    ] and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof. Attendance of the undersigned at the Special Meeting or any adjournment(s) or postponement(s) thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS RETURNED AND NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND, AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.

Continued and to be signed on reverse side